   As filed with the Securities and Exchange Commission on April 28, 2004
                                                             FILE No. 333-01781
                                                                       811-8230
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-6
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                  Post-Effective Amendment No. 10 on Form N-6
                     to Registration Statement on Form S-6

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                                 Amendment No. 3

                             JPF SEPARATE ACCOUNT C
                           (Exact Name of Registrant)
                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                               (Name of Depositor)

                               One Granite Place
                               Concord, NH 03301
              (Address of Depositor's principal executive offices)

                                David K. Booth
                                   President

                     Jefferson Pilot Securities Corporation
                               One Granite Place
                               Concord, NH 03301
                     (Name and address of agent for service)

                                   Copies to:

          Charlene Grant, Esq.                       Joan E. Boros, Esq.
                                                    Christopher S. Petito
Jefferson Pilot Financial Insurance Company            Jorden Burt LLP
          One Granite Place                    1025 Thomas Jefferson Street, N.W.
          Concord, NH 03301                             Suite 400 East
                                                  Washington, D.C. 20007-5208

                               ------------------

Title and amount of Securities being registered:

     Units of Interest in the Separate Account Under Individual Flexible Premium Variable Life Insurance Policies.

     The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940.

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

   _____  Immediately upon filing pursuant to paragraph (b)
   __X__  On April 30, 2004 pursuant to paragraph (b)
   _____  60 days after filing pursuant to paragraph (a)(1)
   _____  On (date), pursuant to paragraph (a)(1) of Rule 485.

     Registrant elects to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Investment Company Act of 1940, with respect to the policy described in the Prospectus.

================================================================================

                           PROSPECTUS: APRIL 30, 2004

                                 JPF ENSEMBLE SL


                             JPF SEPARATE ACCOUNT C

          FLEXIBLE PREMIUM VARIABLE SURVIVORSHIP LIFE INSURANCE POLICY
                          ON THE LIVES OF TWO INSUREDS
                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
        One Granite Place Concord, New Hampshire 03301   1-800-258-3648


This Prospectus describes the Ensemble Survivorship Life Insurance Policy ("Ensemble SL" or "the Policy"), a flexible premium variable life insurance policy on the lives of two Insureds, issued and underwritten by Jefferson Pilot Financial Insurance Company ("we" or "JP Financial" or "the Company"). The Policy provides life insurance and pays a benefit, as described in this Prospectus, upon surrender or Second Death. The Policy allows flexible premium payments, Policy Loans, withdrawals, and a choice of two Death Benefit Options. Your account values may be invested on either a fixed or variable or combination of fixed and variable basis. You may allocate your Net Premiums to JPF Separate Account C ("Separate Account C"), and/or the General Account, or both Accounts. The Divisions of Separate Account C support the benefits provided by the variable portion of the Policy. The Accumulation Value allocated to each Division is not guaranteed and will vary with the investment performance of the associated Portfolio. Net Premiums allocated to the General Account will accumulate at rates of interest we determine; such rates will not be less than 4% per year. Your Policy may lapse if the Cash Value is insufficient to pay a Monthly Deduction. For the first five Policy Years, however, if you pay the Minimum Annual Premium, your Policy will not lapse, regardless of changes in the Accumulation Value. We will send premium reminder notices for Planned Premiums and for premiums required to continue the Policy in force. If the Policy lapses, you may apply to reinstate it.


The Policy has a free look period during which you may return the Policy. We will refund your Premium (See "Right of Policy Examination").

This Prospectus also describes the Divisions used to fund the Policy through Separate Account C. Each Division invests exclusively in one of the following
Portfolios:

JPVF CAPITAL GROWTH PORTFOLIO
JPVF GROWTH PORTFOLIO
JPVF STRATEGIC GROWTH PORTFOLIO
JPVF S&P 500 INDEX PORTFOLIO
JPVF VALUE PORTFOLIO
JPVF MID-CAP GROWTH PORTFOLIO
JPVF MID-CAP VALUE PORTFOLIO
JPVF SMALL COMPANY PORTFOLIO
JPVF SMALL-CAP VALUE PORTFOLIO
JPVF INTERNATIONAL EQUITY PORTFOLIO
JPVF WORLD GROWTH STOCK PORTFOLIO
JPVF HIGH YIELD BOND PORTFOLIO
JPVF BALANCED PORTFOLIO
JPVF MONEY MARKET PORTFOLIO
AMERICAN CENTURY VP INTERNATIONAL
  FUND
AMERICAN CENTURY VP VALUE, CLASS II
AMERICAN FUNDS INSURANCE SERIES, GROWTH
  FUND, CLASS 2
AMERICAN FUNDS INSURANCE SERIES, GROWTH
  INCOME FUND, CLASS 2

FIDELITY VIP GROWTH PORTFOLIO
FIDELITY VIP MIDCAP PORTFOLIO, SERVICE
  CLASS 2

FIDELITY VIP EQUITY-INCOME PORTFOLIO
FIDELITY VIP CONTRAFUND(R) PORTFOLIO
FIDELITY VIP INVESTMENT GRADE BOND
  PORTFOLIO, SERVICE CLASS 2
FRANKLIN SMALL CAP VALUE SECURITIES FUND,
  CLASS 2

GOLDMAN SACHS CAPITAL GROWTH FUND

MFS UTILITIES SERIES
PIMCO TOTAL RETURN PORTFOLIO

PROFUND VP ASIA 30
PROFUND VP EUROPE 30

PRO FUND VP FINANCIAL
PRO FUND VP HEALTHCARE

PROFUND VP LARGE-CAP GROWTH
PROFUND VP LARGE-CAP VALUE
PROFUND VP RISING RATES OPPORTUNITY
PROFUND VP SMALL-CAP GROWTH
PROFUND VP SMALL-CAP VALUE

PRO FUND VP TECHNOLOGY

PROFUND VP U.S. GOVERNMENT PLUS

SCUDDER VIT SMALL CAP INDEX FUND CLASS B
TEMPLETON FOREIGN SECURITIES
  FUND: CLASS 2

VANGUARD(R) VIF SMALL COMPANY GROWTH
  PORTFOLIO

VANGUARD(R) VIF MID-CAP INDEX PORTFOLIO
VANGUARD(R) VIF REIT INDEX PORTFOLIO

Not all Divisions may be available under all Policies or in all jurisdictions. You may obtain the current Prospectus and Statement of Additional Information ("SAI") for any of the Portfolios by calling (800) 258-3648 x7719.

In certain states the Policies may be offered as group contracts with individual ownership represented by Certificates. The discussion of Policies in this prospectus applies equally to Certificates under group contracts, unless the context specifies otherwise.

Replacing existing insurance or supplementing an existing flexible premium variable life insurance policy with the Policy may not be to your advantage.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE FUNDS. BOTH THIS PROSPECTUS AND THE UNDERLYING FUND PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Ensemble SL insurance policies and shares of the Funds are not deposits or obligations of or guaranteed by any bank. They are not federally insured by the FDIC or any other government agency. Investing in the contracts involves certain investment risks, including possible loss of principal invested.

TABLE OF CONTENTS


                                                              PAGE
                                                              ----
POLICY BENEFITS/RISKS SUMMARY                                   3
POLICY RISKS                                                    4
PORTFOLIO RISKS                                                 5
FEE TABLES                                                      6
DEFINITIONS                                                    11
THE COMPANY                                                    12
THE SEPARATE ACCOUNT                                           13
INVESTMENT AND FIXED ACCOUNT
   OPTIONS                                                     14
   Separate Account Investments                                14
   Investment Advisers and Objectives for
      Each of the Funds                                        14
   Mixed and Shared Funding; Conflicts of
      Interest                                                 19
   Fund Additions, Deletions or
      Substitutions                                            19
   General Account                                             19
POLICY CHOICES                                                 20
   General                                                     20
   Premium Payments                                            20
   Modified Endowment Contract                                 20
   Compliance with the Internal Revenue
      Code                                                     21
   Backdating                                                  21
   Allocation of Premiums                                      21
   Death Benefit Options                                       21
   Transfers and Allocations to Funding
      Options                                                  22
   Telephone Transfers, Loans and
      Reallocations                                            23
   Automated Transfers (Dollar Cost
      Averaging and Portfolio Rebalancing)                     23
POLICY VALUES                                                  24
   Accumulation Value                                          24
   Unit Values                                                 24
   Net Investment Factor                                       25
   Surrender Value                                             25
CHARGES & FEES                                                 25
   Charges & Fees Assessed Against
      Premium                                                  25
   Charges & Fees Assessed Against
      Accumulation Value                                       26
   Charges & Fees Assessed Against the
      Separate Account                                         27
   Charges Deducted Upon Surrender                             27
   Surrender Charges on Surrenders and
      Withdrawals                                              28
POLICY RIGHTS                                                  29
   Surrenders                                                  29
   Withdrawals                                                 29
   Grace Period                                                29
   Reinstatement of a Lapsed or Terminated
      Policy                                                   29
   Coverage Beyond Insured's Attained
      Age 100                                                  30
   Right to Defer Payment                                      30
   Policy Loans                                                30
   Policy Changes                                              31
   Right of Policy Examination ("Free Look
      Period")                                                 32
   Supplemental Benefits                                       32
DEATH BENEFIT                                                  33
POLICY SETTLEMENT                                              33
   Settlement Options                                          33
ADDITIONAL INFORMATION                                         34
   Reports to Policyowners                                     34
   Right to Instruct Voting of Fund Shares                     34
   Disregard of Voting Instructions                            34
   State Regulation                                            34
   Legal Matters                                               35
   Financial Statements                                        35
   Employment Benefit Plans                                    35
TAX MATTERS                                                    35
   General                                                     35
   Federal Tax Status of the Company                           35
   Life Insurance Qualification                                35
   Charges for JP Financial Income Taxes                       38
MISCELLANEOUS POLICY PROVISIONS                                39
   The Policy                                                  39
   Payment of Benefits                                         39
   Suicide and Incontestability                                39
   Protection of Proceeds                                      39
   Nonparticipation                                            39
   Changes in Owner and Beneficiary;
      Assignment                                               39
   Misstatements                                               39
APPENDIX A--ILLUSTRATIONS OF
   ACCUMULATION VALUES, CASH
   VALUES AND DEATH BENEFITS                                  A-1


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THE PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. LIFE INSURANCE IS A LONG-TERM INVESTMENT. POLICYOWNERS SHOULD CONSIDER THEIR NEED FOR INSURANCE COVERAGE AND THE POLICY'S LONG-TERM INVESTMENT POTENTIAL. NO CLAIM IS MADE THAT THE POLICY IS ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

POLICY BENEFITS/RISKS SUMMARY

-    POLICY BENEFITS

     This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy's benefits and other provisions in greater detail. The Definitions Section (pages 11-12 below) defines certain words and phrases used in this prospectus.

     The Policy is a flexible premium survivorship universal life insurance contract. The Policy is built around its Accumulation Value, which changes every business day based on the investment experience of the Portfolios underlying the Divisions or the amount of interest credited to the General Account. Premiums increase Accumulation Value. Charges we assess, cash you withdraw and policy loans decrease the Policy's Accumulation Value. Your choice of the timing and amount of premiums you pay, investment options and your use of partial withdrawal and loan privileges will influence the Policy's performance. The choices you make will directly impact how long the Policy remains in effect, its tax status and the amount of cash available for use.

-    ISSUANCE AND UNDERWRITING

     We will issue a Policy on the life of prospective Insureds who meet our Age and underwriting standards.

-    DEATH BENEFIT

     The primary benefit of your Policy is life insurance coverage. While the Policy is in force, we pay a Death Benefit to the Beneficiary when the Surviving Insured dies and we receive due proof of the Second Death at our Service Office.

     CHOICE OF DEATH BENEFIT OPTION: At the time you purchase the Policy, you must choose between the two available Death Benefit Options. We will reduce the amount of any Death Benefit payable by the amounts of any loans, unpaid loan interest and withdrawals.

     COVERAGE GUARANTEE: For the first five Policy Years, if your total premiums (less withdrawals and Policy Debt) exceed the cumulative minimum no-lapse premium requirement, we guarantee that the Policy will stay in force, even if the Surrender Value is insufficient to provide the monthly deduction. The terms and availability of the coverage guarantee differ in certain states.

-    ACCESS TO CASH VALUE

     LOANS: You may borrow up to 90% of the Policy's Cash Value at the end of the Valuation Period during which we receive the loan request. We will deduct any outstanding loan balance and unpaid interest from any Death Benefit proceeds.

     PARTIAL WITHDRAWALS: You may make a written request to withdraw part of your Surrender Value. We charge $50 for each withdrawal. A withdrawal may have tax consequences.

     SURRENDERS: At any time while the Policy is in force and either Insured is living, you may make a written request to surrender your Policy. You will receive your Policy's Accumulation Value less any applicable Surrender Charge and outstanding Policy Debt. A surrender may have tax consequences.

-    FLEXIBILITY OF PREMIUMS


     After you pay the initial premium, you may pay subsequent premiums at any time and in any amount, subject to some restrictions. While there are no scheduled premium due dates, we may schedule planned periodic premiums and send you billing statements for the amount you select. You may also choose to make pre-authorized automatic monthly premium payments.


-    "FREE LOOK" PERIOD

     You have the right to examine and cancel your Policy by returning it to our Service Office no later than 10 days after you receive it. (Some states allow a longer period of time during which a Policy may be returned.) The free look period begins when you receive your Policy. We will refund your premium or Accumulation Value, as required by state law.

-    OWNERSHIP RIGHTS

     While the Insured is living and the Policy is in force, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy, subject to the terms of any assignment of the Policy. These rights include selecting and changing the Beneficiary, naming a successor owner, changing the Specified Amount of the Policy and assigning the Policy.

-    SEPARATE ACCOUNT

     The Separate Account is an investment account separate from the General Account. You may direct the Accumulation Value in your Policy to any of the Divisions of the Separate Account. Each Division invests in the one of the corresponding Portfolios listed on the cover of and described in this prospectus. Amounts allocated to the Separate Account will vary according to the investment performance of the Portfolios in which the Divisions invest. There is no guaranteed minimum division cash value.

-    GENERAL ACCOUNT

     You may place all or a portion of your Accumulation Value in the General Account where it earns a minimum of 4% annual interest. We may declare higher interest rates, but are not obligated to do so.

-    TRANSFERS


     GENERAL: You may transfer Accumulation Value among the Divisions and the General Account up to 20 times in each Policy Year. You will not be charged for the first 12 transfers in a Policy Year. We will currently charge $25 ($50 guaranteed maximum) for each additional transfer during a Policy Year. Special limitations apply to transfers from the General Account. We reserve the right to modify transfer privileges and charges.


     DOLLAR COST AVERAGING: You may make periodic automatic transfers of specified amounts from the Money Market Division or the General Account to any other Division or the General Account.

     PORTFOLIO REBALANCING: We will automatically readjust the allocation between the Divisions and the General Account on a quarterly, semi-annual or annual basis at no additional charge.

-    SETTLEMENT OPTIONS

     There are several ways of receiving the Policy's Death Benefit proceeds other than in a lump sum. Proceeds distributed according to a settlement option do not vary with the investment experience of the Separate Account.

-    CASH VALUE

     Your Policy's Cash Value equals the Accumulation Value (the total amount that your Policy provides for investment plus the amount held as collateral for Policy Debt) less any Surrender Charge.

-    TAX BENEFITS

     Under current law you are not taxed on any gain under the Policy until you withdraw Accumulation Value from your Policy.

-    SUPPLEMENTAL BENEFITS AND RIDERS

     We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. There is a charge associated with these benefits and riders.

     POLICY RISKS

-    INVESTMENT RISK

     If you invest your Accumulation Value in one or more Divisions, you will be subject to the risk that investment performance of the Divisions will be unfavorable and that the Accumulation Value will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the General Account, then we credit your Accumulation Value (in the General Account) with a stated rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum of 4% per year.

-    SUITABILITY

     Variable life insurance is designed for long-term financial planning. It is not suitable as a vehicle for short-term savings. While the amount of the Surrender Charge decreases over time, it may be a substantial portion of or even exceed your Cash Value. Accordingly, you should not purchase the Policy if you will need your Surrender Value in a short period of time.

-    RISK OF LAPSE

     If your monthly charges exceed your Surrender Value, your Policy may enter a 61-day (in most states) Grace Period and may lapse. When you enter the Grace Period, we will notify you that your Policy will lapse (that is, terminate without value) if you do not send us payment for the amount stated in the notice by a specified date. Your Policy generally will not enter the Grace Period (1) if you make timely premium payments sufficient to cover the monthly deduction; or (2) if you make timely payment of the minimum premium amount during the minimum premium period. Subject to certain conditions you may reinstate a lapsed Policy.

-    TAX RISKS

     Under certain circumstances (usually if your premium payments in the first seven years or less exceed specified limits), your Policy may become a modified endowment contract ("MEC"). Under federal tax law, loans, withdrawals and other pre-death distributions received from a MEC Policy are includable in gross income on an income first basis. Also, if you receive these distributions before you have attained age 59 1/2, you may be subject to a 10% penalty.

     Existing tax laws that benefit this Policy may change at any time.

-    WITHDRAWAL AND SURRENDER RISKS

     A Surrender Charge applies during the first nine Policy Years after the Policy Date. It is possible that you will receive no Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Surrender Value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

     A partial withdrawal will reduce Surrender Value, Death Benefit and the amount of premiums considered paid to meet the minimum premium requirement. Partial withdrawals may be subject to a pro rata Surrender Charge and a partial withdrawal charge.

     A surrender or partial withdrawal may have tax consequences.

-    LOAN RISKS

     Taking a loan from your Policy may increase the risk that your Policy will terminate. It will have a permanent effect on the Policy's Surrender Value because the Accumulation Value held as security for the loan does not participate in the performance of the Divisions. In addition, if you do not pay loan interest when it comes due, the accrued interest will reduce the Surrender Value of your Policy. Both of these consequences may increase your Policy's risk of lapse. A loan will also reduce the Death Benefit. If your Policy is surrendered or if it lapses with an outstanding loan, you may incur adverse tax consequences.

     PORTFOLIO RISKS

     Each Division invests in shares of one of the Portfolios. We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to the Divisions may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which the Divisions invest. You bear the investment risk that the Portfolios possibly will not meet their objectives.

     The type of investments that a Portfolio makes entail specific types of risks. A comprehensive discussion of the risks of each Portfolio in which the Divisions may invest may be found in the Funds' prospectuses. Please refer to the prospectuses for the Funds for more information. You should read the prospectuses for each of the Funds carefully before investing. If you do not have a prospectus for a Portfolio, please contact us at the address or telephone number provided on the front cover of this prospectus and we will send you a copy.

FEE TABLES

     THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME YOU BUY THE POLICY, SURRENDER THE POLICY, OR TRANSFER ACCUMULATION VALUE AMONG THE DIVISIONS AND THE GENERAL ACCOUNT.


                                                         TRANSACTION FEES
----------------------------------------------------------------------------------------------------------------------------------
                                  WHEN CHARGE IS
CHARGE                            DEDUCTED                   AMOUNT DEDUCTED
----------------------------------------------------------------------------------------------------------------------------------
Premium Tax Charge (1)            Each Premium               2.5% of premium
                                  Payment

Federal Income Tax Charge (1)     Each Premium               1.25% of premium
                                  Payment

Surrender Charge (2)              Policy surrender,          MAXIMUM = $43.32 per $1,000 of Specified Amount
                                  partial withdrawal,
                                  decrease in Specified      MINIMUM = $0.35 per $1,000 of Specified Amount
                                  Amount or lapse
                                  in first nine Policy       For 59 year old male non-smoker, standard rating class and 59 year
                                  Years                      old female non-smoker, standard rating class:
                                                                 $14.60 per $1,000 of Specified Amount in Policy Year 1, declining to $2.92 per $1,000 of Specified Amount in Policy Year 9

Transfer Fees                     Upon Transfer              $0 on first 12 transfers in each Policy Year; $25 on each transfer thereafter on a current basis; $50 per transfer guaranteed maximum

Withdrawal Charge                 Upon Withdrawal            $50

In-force Policy Illustrations     Upon Request               $50 (3)

Net Policy Loan Interest          Upon each Policy           Type A Loan: 0% (5)
  Rate (4)                        Anniversary or, when
                                  applicable, loan           Type B Loan: 1% annually
                                  repayment, Policy
                                  surrender, reinstatement
                                  of Policy or
                                  death of the Insured


(1) Subject to state law, we reserve the right to increase these tax charges due to changes in state or federal tax laws that increase our tax liability.

(2) This charge applies to all surrenders, partial withdrawals, and decreases in Specified Amount. The amount of your Surrender Charge at issue will depend on the Issue Age, risk classification and sex of the Insured. As shown in the table below, if you surrender your Policy, we will charge you a percentage of the Initial Surrender Charge based on the Policy Year in which you surrender. The percentages are shown in the table below, declining to 0 after the 9th Policy Year.

                                                      SURRENDER CHARGE AS
                                                     PERCENTAGE OF INITIAL
                               POLICY YEAR             SURRENDER CHARGE
                             ---------------        -----------------------
                                   0-5                       100%
                                    6                         80%
                                    7                         60%
                                    8                         40%
                                    9                         20%
                                   10+                         0%


     For more information and an example, see "Charges Deducted Upon Surrender," beginning on page 27 below. The Surrender Charge on a decrease in the Specified Amount is proportionate to the percentage decrease.


     The Surrender Charge shown in the table may not be representative of the Surrender Charge that you would pay. For more information about the Surrender Charge that would apply to your Policy, please contact us at the address or telephone number on the first page of the prospectus or contact your representative.

(3)  We currently waive this charge.

(4) The Net Policy Loan Interest Rate represents the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the Accumulation Value held in the General Account to secure loans.


(5) No Net Policy Loan Interest Rate is deducted for a Type A loan, which is charged the same interest rate as the interest credited to the Accumulation Value held in the General Account to secure the loan. The annual Net Policy Loan Interest Rate deducted for a Type B loan is based on the difference between the loan interest rate (which is set at 5% annually) and the interest rate credited to the Accumulation Value held in the General Account to secure the Type B loan (which is set at 4% annually). See
     POLICY LOANS, beginning on page 30.

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING THE PORTFOLIOS' FEES AND EXPENSES.

                                   PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
                                  WHEN CHARGE IS
CHARGE                            DEDUCTED                   AMOUNT DEDUCTED
----------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance                 Monthly on                 $0.0004 - $83.33 per $1,000
(per $1,000 of net                Monthly
amount at risk) (1), (5)          Anniversary
                                  Date                       For 59 year old male and 59 year old female non-smokers:
                                                                 Current: $0.11 per $1,000
                                                                 Guaranteed: $0.11 per $1,000

Acquisition Charge                Monthly on                 Maximum: $0.97 per $1,000 in Policy Year 1
(per $1,000 of Specified          Monthly                             $0.48 per $1,000 in Policy Year 2
Amount) (2), (5)                  Anniversary                         $0.00 thereafter
                                  Date

                                                             For 59 year old male and female non-smokers, standard rating class:
                                                                 $0.29 per $1,000 of Specified Amount in Policy Year 1;
                                                                 $0.15 per $1,000 in Policy Year 2

Mortality and Expense             Accrued Daily              Maximum:
Risk Charge (3)                                                  Policy Years 1-10: 1.25% annually
                                                                 Policy Years 11+:  0.85% annually

                                                             Current:
                                                                 Policy Years 1-10: 1.00% annually
                                                                 Policy Years 11+:  0.40% annually

Unit Expense                      Monthly on                 $0.05 per $1000 of Specified Amount in Policy Years 1 through
Charge                            Monthly                    10 - ($15 per month minimum); $0.02 per $1000 of Specified Amount
                                  Anniversary                in Policy Years 11 and thereafter ($15 per month minimum;
                                  Date                       $50 per month maximum)

Administrative Expense            Monthly on                 $10 per month
Charge                            Monthly
                                  Anniversary
                                  Date

Tax Charge                        Each Valuation             Currently none (4)
                                  Period


(1) The cost of insurance charge varies based on Attained Age, sex, smoking status, underwriting class of the both Insureds and the duration of the Policy. We determine the current Cost of Insurance charge, but we guarantee we will never charge you a higher rate than the guaranteed rate shown in your Policy. For more information about the calculation of the Cost of Insurance charge, see "Cost of Insurance," beginning on page 26.

(2) The rate shown in the table is determined as follows. The acquisition charge is charged for the first two Policy Years. It is 2% of the Load Basis Amount in Policy Year 1 and 1% of the Load Basis Amount in Policy Year 2. The Load Basis Amount is a percentage of the Specified Amount. The Load Basis Amount varies based on the sex, Issue Age, and rating class of the Insureds. It does not vary by the amount of premium paid. The current maximum Load Basis Amount is $48.34 per thousand dollars of Specified Amount. The Load Basis Amount for 59 year old male and female non-smokers, standard rating class is $14.60 per thousand. For more information about the acquisition charge, see "Acquisition Charge," beginning on page 27.


(3)  The rates given are effective annual rates.

(4) We currently do not assess a charge for federal income taxes that may be attributable to the operations of the Separate Account. We reserve the right to do so in the future. See "Charges and Fees Assessed Against the Separate Account " on page 27 below.

(5) The cost of insurance and acquisition charges shown in the table may not be representative of the charges you would pay. For more information about the charges that would apply to your policy, please contact us at the address or telephone number on the first page of the prospectus or contact your representative.

     CURRENTLY WE ARE OFFERING THE FOLLOWING OPTIONAL RIDERS. THE CHARGES FOR THE RIDERS YOU SELECT ARE DEDUCTED MONTHLY FROM YOUR ACCUMULATION VALUE AS PART OF THE MONTHLY DEDUCTION. YOU MAY NOT BE ELIGIBLE FOR ALL OF THE OPTIONAL RIDERS SHOWN BELOW. THE BENEFITS PROVIDED UNDER EACH RIDER ARE SUMMARIZED IN "SUPPLEMENTAL BENEFITS" BELOW.

                                                          RIDER CHARGES
----------------------------------------------------------------------------------------------------------------------------------
                                  WHEN CHARGE IS
                                  DEDUCTED                   AMOUNT DEDUCTED
----------------------------------------------------------------------------------------------------------------------------------
Automatic Increase                Monthly on                 $0.01 - $0.11 per $1000 of Initial Specified Amount (1) (4)
                                  the Monthly
                                  Anniversary Date           59 year old male and female non-smokers, standard rating class:
                                                                 $0.02 per $1,000 of Initial Specified Amount

Death Benefit Maintenance         Beginning at the           $6.79 per $1,000 of rider amount, offset by reduction in Cost of
                                  Younger Insured's          Insurance
                                  Attained Age 90,
                                  Monthly on the
                                  Monthly Anniversary
                                  Date

Policy Split Option               Monthly on                 No charge
Rider                             the Monthly
                                  Anniversary Date

Estate Protection*                Cost of Insurance          $0.01 per $1,000
                                  (per $1,000 of net
                                  amount at risk)
                                  Monthly on                 Minimum: $0.0005 per $1,000 of Specified Amount
                                  the Monthly                Maximum: $70.69 per $1,000 of Specified Amount
                                  Anniversary Date           59 year old male and female non-smokers, standard rating class (4):
                                                                 $0.01 - $0.10 per $1,000 of Specified Amount

Guaranteed Death Benefit          Monthly on                 $0.01 per $1,000 of Specified Amount.
                                  the Monthly
                                  Anniversary Date

Specified Insured                 Monthly on                 $0.06 - $83.33 per $1,000 of Death Benefit (2) (4)
Term Rider                        the Monthly
                                  Anniversary Date           59 year old female non-smoker, of any rating class:
                                                                 $0.48 per $1,000 of Death Benefit

Supplemental Coverage             COI Charge:                $0.0004 - $83.33 per $1,000 of Net Amount at Risk attributable to
Rider                             Monthly                    the Rider (2), (4)
                                  on Monthly
                                  Anniversary Date           59 year old male female non-smokers, standard rating class:
                                                                 $0.11 per $1,000 of Net Amount at Risk attributable to the Rider

                                  Rider Acquisition          $0.04 to $.97 per $1,000 of Rider Specified Amount in Rider Year 1
                                  Charge, Deducted           and $.02 to $.48 per $1,000 of Rider Specified Amount in Rider
                                  Monthly on                 Year 2 (3), (4)
                                  Monthly Anniversary
                                  Date                       59 year old male and female non-smokers, standard rating class:
                                                                 $0.29 per $1,000 of Rider Specified Amount in Rider Year 1 and
                                                                 $0.15 per $1,000 of Rider Specified Amount in Rider Year 2

                                  Unit Expense               Guaranteed: $0.08 per $1,000 Rider Specified Amount Rider Years 1-10;
                                  Charge, deducted           $0.02 per $1,000 Rider Specified Amount Rider Years 11+
                                  Monthly on Monthly
                                  Anniversary Date

(1) The monthly rate for this rider is based on the Attained Age of the Insured.

(2) This charge varies based on Attained Age, sex, smoking status, underwriting class of the Insured, and duration of the Rider. The calculation and operation of this charge are similar to the calculation of the cost of insurance charge on the Policy. See footnote (1) on page 7.

(3) This charge varies based on the sex, Issue Age, and rating class of the Insured. The calculation and operation of this charge are similar to the calculation of the Acquisition Charge on the Policy. See footnote (2) on page 7.

(4) The charge shown in the table may not be representative of the charge you would pay. For more information about the charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.

     THE FOLLOWING TABLE DESCRIBES PORTFOLIO FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. THE TABLE SHOWS THE MINIMUM AND MAXIMUM FEES AND EXPENSES CHARGED BY ANY OF THE PORTFOLIOS. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH PORTFOLIO.

                                CHARGES ASSESSED
                         AGAINST THE UNDERLYING FUNDS(1)


                                                                       MINIMUM              MAXIMUM
Total Annual Portfolio Operating Expenses (expenses that are            0.29%                2.08%
deducted from Portfolio assets, including management
fees, distribution (12b-1) fees, and other expenses), without waivers or expense reimbursements

Total Annual Portfolio Operating Expenses (expenses that are            0.28%                1.98%
deducted from Portfolio assets, including management fees,
distribution (12b-1) fees, and other expenses), with contractual waivers and expense reimbursements



(1) The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2003 for the Portfolios in which the Variable Account invests.

     The advisers and/or other service providers of certain Portfolios have agreed to reduce their fees and/or reimburse the Portfolios' expenses to keep the Portfolios' expenses below specified limits. The range of expenses in the first row above does not include the effect of any fee reduction or expense reimbursement arrangement. The range of expenses in the second row above shows the effect of contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through December 31, 2004. The 1.98% maximum Total Annual Portfolio Operating Expenses, after contractual waivers and expense reimbursements are taken into consideration, is for three Portfolios, and the expense limits are terminable after December 31, 2004. These arrangements are described in more detail in the Expense table and footnotes on the following page and in the relevant Portfolios' prospectuses. Other Portfolios have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time, and which are not reflected in the above chart. Taking these arrangements into consideration, the maximum and minimum Total Annual Portfolio Operating Expenses were 1.98% and 0.28%, respectively. Each fee reduction and expense reimbursement arrangement is described in the notes to the table below and the relevant Portfolio's prospectus.


     The Portfolios' expenses are assessed at the Portfolio level and are not direct charges against the Divisions or the Policy's Accumulation Value. These expenses are taken into account in computing each Portfolio's per share net asset value, which in turn is used to compute the corresponding Division's Accumulation Unit Value.

     Each Division purchases shares of the corresponding Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy and they may vary from year to year.


     The figures in the following table show expense ratios for the individual Portfolios for the year ended December 31, 2003, except where otherwise noted. The expense of certain Portfolios reflect contractual fee reductions and expense reimbursement, as indicated in their prospectuses.

     INDIVIDUAL PORTFOLIO COMPANY ANNUAL EXPENSES
     (as a percentage of average net assets)


                                                                    12b-1 OR             TOTAL PORTFOLIO            TOTAL PORTFOLIO
                                                             MGMT.   SERVICE   OTHER        EXPENSES        TOTAL      EXPENSES
                                                             FEES     FEES    EXPENSES  (WITHOUT WAIVERS)  WAIVERS   (WITH WAIVERS)
                                                             ----   --------  --------  -----------------  -------  ---------------
JPVF Balanced                                                0.65%              0.14%          0.79%         N/A         0.79%
JPVF Capital Growth                                          0.73%              0.07%          0.80%         N/A         0.80%
JPVF Growth                                                  0.75%              0.14%          0.89%         N/A         0.89%
JPVF High Yield Bond                                         0.75%              0.38%          1.13%         N/A         1.13%
JPVF International Equity                                    1.00%              0.29%          1.29%         N/A         1.29%
JPVF Mid-Cap Growth                                          0.90%              0.24%          1.14%         N/A         1.14%
JPVF Mid-Cap Value                                           1.05%              0.16%          1.21%         N/A         1.21%
JPVF Money Market                                            0.50%              0.08%          0.58%         N/A         0.58%
JPVF Small-Cap Value                                         1.30%              0.12%          1.42%         N/A         1.42%
JPVF Small Company                                           0.75%              0.17%          0.92%         N/A         0.92%
JPVF S&P 500 Index (2)                                       0.24%              0.15%          0.39%        0.11%        0.28%
JPVF Strategic Growth                                        0.80%              0.11%          0.91%         N/A         0.91%
JPVF Value                                                   0.75%              0.08%          0.83%         N/A         0.83%
JPVF World Growth Stock                                      0.75%              0.14%          0.89%         N/A         0.89%
American Century VP International                            1.33%              0.01%          1.34%         N/A         1.34%
American Century VP Value                                    0.85%    0.25%     0.00%          1.10%         N/A         1.10%
American Funds Growth Fund                                   0.37%    0.25%     0.02%          0.64%         N/A         0.64%
American Funds Growth-Income                                 0.33%    0.25%     0.01%          0.59%         N/A         0.59%
Fidelity VIP Contrafund(R)                                   0.58%              0.09%          0.67%         N/A         0.67%
Fidelity VIP Equity-Income                                   0.48%              0.09%          0.57%        0.01%        0.56%
Fidelity VIP Growth                                          0.58%              0.09%          0.67%        0.03%        0.64%
Fidelity VIP Investment Grade Bond                           0.43%    0.25%     0.11%          0.79%         N/A         0.79%
Fidelity VIP Mid Cap                                         0.58%    0.25%     0.12%          0.95%        0.02%        0.93%
Franklin Small Cap Value Securities Fund (1)                 0.57%    0.25%     0.17%          0.99%         N/A         0.99%
Goldman Sachs Capital Growth                                 0.75%              0.68%          1.43%        0.55%        0.88%
MFS VIT Utilities Series                                     0.75%              0.17%          0.92%         N/A         0.92%
PIMCO Total Return (3)                                       0.25%    0.15%     0.25%          0.65%         N/A         0.65%
ProFund VP Asia 30                                           0.75%    0.25%     0.93%          1.93%         N/A         1.93%
ProFund VP Europe 30                                         0.75%    0.25%     0.91%          1.91%         N/A         1.91%
ProFund VP Financial (4)                                     0.75%    0.25%     1.07%          2.07%        0.09%        1.98%
ProFund VP Healthcare (4)                                    0.75%    0.25%     1.04%          2.04%        0.07%        1.97%
ProFund VP Large-Cap Growth                                  0.75%    0.25%     0.98%          1.98%         N/A         1.98%
ProFund VP Large-Cap Value                                   0.75%    0.25%     0.98%          1.98%         N/A         1.98%
ProFund VP Rising Rates Opportunity                          0.75%    0.25%     0.91%          1.91%         N/A         1.91%
ProFund VP Small-Cap Growth                                  0.75%    0.25%     1.00%          2.00%        0.02%        1.98%
ProFund VP Small-Cap Value                                   0.75%    0.25%     1.08%          2.08%        0.10%        1.98%
ProFund VP Technology (4)                                    0.75%    0.25%     0.93%          1.93%         N/A         1.93%
ProFund VP U.S. Government Plus                              0.50%    0.25%     0.99%          1.74%        0.01%        1.73%
Scudder VIT Small Cap Index (5)                              0.35%    0.25%     0.27%          0.87%        0.17%        0.70%
Templeton Foreign Securities (1)                             0.69%    0.25%     0.18%          1.12%         N/A         1.12%
Vanguard VIF Mid-Cap Index (7)                               0.24%              0.05%          0.29%         N/A         0.29%
Vanguard VIF REIT Index (7)                                  0.32%              0.04%          0.36%         N/A         0.36%
Vanguard VIF Small Company Growth (6)                        0.52%              0.03%          0.55%         N/A         0.55%


(1) The Fund manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund for cash management. The reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.


(2) The Portfolio's investment adviser has agreed to reimburse the Portfolio for total annual expenses above 0.28% of average net assets. Without such reimbursement, total annual expenses would have been 0.39%. The expense reimbursement plan is pursuant to a contract which may be terminated by that investment adviser at any time.

(3) PIMCO has contractually agreed, for the Portfolio's fiscal year, to reduce total annual portfolio operating expenses to the extent they would exceed, due to total payment of organizational expenses and Trustees' fees, 0.65% of average daily net assets.

(4) ProFund Advisors has contractually agreed to waive investment advisory and management service fees and to reimburse other expenses to the extent the Portfolio's total portfolio annual expenses exceed 1.98% of the Portfolio's average daily net assets through December 31, 2003. After such date, the expense limitation may be terminated or revised.

(5) The Advisor has contractually agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses (other than 12b-1 fees) to 0.45% of the average daily net assets of the Fund until April 30, 2005.

(6) The investment advisers for this Portfolio receive a quarterly advisory fee based on an annual percentage rate applied to average month-end net assets over the quarter increased or decreased based upon the advisers' performances in comparison to a benchmark index. This performance fee structure will not be in full operation for one of the Portfolio's advisers until December 31, 2003. Please see the Portfolio's prospectus and statement of additional information for more details.

(7) The Vanguard Group provides investment advisory services to the Portfolios on an at-cost basis.


Note: The Portfolio expense information was provided by the Portfolios and has not been independently verified by us. See the prospectuses or statements of additional information of the Portfolios for further details.

Certain of the Portfolios' advisers reimburse the Company for administrative costs incurred in connection with administering the Portfolios as variable funding options under the Policies. Such reimbursement is consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ among Portfolios. Such reimbursement typically is calculated as a percentage of the Separate Account assets invested in the relevant Portfolio and generally may range up to .25% annually of net assets. The reimbursements, which generally are paid by the advisers and are not charged to owners, are separate from the expenses of the Portfolio. We receive 12b-1 fees or service fees directly from some of the Portfolios for providing certain services primarily intended to assist in the account servicing of the Portfolios' shares held by corresponding Divisions.

     DEFINITIONS

     ACCUMULATION VALUE--The total amount that a Policy provides for investment plus the amount held as collateral for Policy Debt.

     AGE--The Insureds' ages at their nearest birthdays.

     ALLOCATION DATE--The date when we place the initial Net Premium in the Divisions and the General Account as you instructed in the application. The Allocation Date is the later of: 1) 25 days from the date we mail the Policy to the agent for delivery to you; or 2) the date we receive from you all administrative items needed to activate the Policy.

     ATTAINED AGE--The respective ages of the Insureds at the last Policy Anniversary.

     BENEFICIARY--The person you designated to receive the Death Benefit proceeds. If no Beneficiary survives either Insured, you or your estate will be the Beneficiary.

     CASH VALUE--The Accumulation Value less any Surrender Charge.

     CODE--The Internal Revenue Code of 1986, as amended.

     COMPANY--Jefferson Pilot Financial Insurance Company.

     COST OF INSURANCE--A charge related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provision that you may elect through a Policy rider.

     CUMULATIVE MINIMUM PREMIUM--An amount equal to the Minimum Annual Premium divided by 12 and multiplied by the number of completed policy months.

     DATE OF RECEIPT--Any Company business day, prior to 4:00 p.m. Eastern time, on which a notice or premium payment is received at our Service Office.

     DEATH BENEFIT--The amount which is payable on the Second Death, adjusted as provided in the Policy.

     DEATH BENEFIT OPTIONS--The methods for determining the Death Benefit.

     DIVISION--A separate division of Separate Account C which invests only in the shares of a specified Portfolio of a Fund.

     FUND--An open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy.

     GENERAL ACCOUNT--A non-variable funding option available in the Policy that guarantees a minimum interest rate of 4% per year.

     GRACE PERIOD--The 61-day period beginning on the Monthly Anniversary Date on which the Policy's Cash Value less any Policy Debt is insufficient to cover the current Monthly Deduction, unless the cumulative minimum premium requirement has been met. The Policy will lapse without value at the end of the 61-day period unless we receive a sufficient payment.

     INSUREDS--The two persons on whose lives the Policy is issued.

     ISSUE AGE(s)--The Age of each Insured on the Policy's Issue Date.

     ISSUE DATE--The effective date on which coverage begins under the Policy.

     LOAD BASIS AMOUNT--A rate per $1,000 of Specified Amount to which the Acquisition Charge applies and which varies by sex, Issue Ages, rating class of the Insureds and Specified Amount.

     LOAN VALUE--Generally, 90% of the Policy's Cash Value on the date of a loan.

     MINIMUM ANNUAL PREMIUM--The amount of premium to assure that the Policy remains in force for at least 5 Policy Years from the Issue Date even if the Surrender Value is insufficient to satisfy the current Monthly Deduction.

     MONTHLY ANNIVERSARY DATE--The same day in each month as the Policy Date.

     NET PREMIUM--The gross premium less a 2.5% State Premium Tax Charge and a 1.25% Federal Income Tax Charge.

     POLICY--The life insurance contract described in this Prospectus.


     POLICY DATE--The date set forth in the Policy and from which Policy Years, Policy Months and Policy Anniversaries will be determined. If the Policy Date should fall on the 29th, 30th or 31st of a month, the Policy Date will be the 28th of such month. You may request the Policy Date. If you do not request a date, it is either the date the Policy is issued or the date we receive your premium payment. For policy exchanges and conversions, the Policy Date is the monthly Anniversary Date of the original policy.


     POLICY DEBT--The sum of all unpaid policy loans and accrued interest thereon.

     PORTFOLIO--A separate investment series of one of the Funds.


     PROOF OF DEATH--One or more of: a) a copy of a certified death certificate;
     b) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; c) a written statement by a medical doctor who attended the Insured; or d) any other proof satisfactory to us.


     SECOND DEATH--Death of the Surviving Insured.

     SEC--Securities and Exchange Commission.

     SEPARATE ACCOUNT C--JPF Separate Account C, a separate investment account we established for the purpose of funding the Policy.

     SERVICE OFFICE--Our principal executive offices at One Granite Place, Concord, New Hampshire 03301.

     SPECIFIED AMOUNT--The amount you choose at application, which may subsequently be decreased, as provided in the Policy. The Specified Amount is used in determining the Death Benefit.

     STATE--Any State of the United States, the District of Columbia, Puerto Rico, Guam, the Virgin Islands, the Commonwealth of the Northern Mariana Islands, or any other possession of the United States.

     SURRENDER CHARGE--An amount retained by us upon the surrender of the Policy, a withdrawal or a decrease in Specified Amount.

     SURRENDER VALUE--Cash Value less any Policy Debt.

     SURVIVING INSURED--The Insured living after one of the Insureds dies.


     VALUATION DATE--The date and time at which the Accumulation Value of a variable investment option is calculated. Currently, this calculation occurs after the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange and the Company are open.


     VALUATION PERIOD--The period of time from between two successive Valuation Dates, beginning at the close of regular trading on the New York Stock Exchange on each Valuation Date, and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

     YOUNGER INSURED'S ATTAINED AGE 100--The Policy Anniversary on which the younger Insured would be Attained Age 100, regardless of whether he or she is still alive.

THE COMPANY

     Jefferson Pilot Financial Insurance Company ("JP Financial" or "the Company") is a stock life insurance company chartered in 1903 in Tennessee and redomesticated to New Hampshire in 1991. Prior to May 1, 1998, JP Financial was known as Chubb Life Insurance Company of America. In April 30, 1997, Chubb Life, formerly a wholly-owned subsidiary of The Chubb Corporation, became a wholly-owned subsidiary of Jefferson-Pilot Corporation, a North Carolina corporation. The Company redomesticated to Nebraska in June of 2000. The principal offices of Jefferson-Pilot Corporation are located at 100 North Greene Street, Greensboro, North Carolina 27401; its telephone number is 336-691-3000. Chubb Life changed its name to Jefferson Pilot Financial Insurance Company effective May 1, 1998. JP Financial's Service Office is located at One Granite Place, Concord, New Hampshire 03301; its telephone number is 800-258-3648.

     We are licensed to do life insurance business in forty-nine states of the United States, the District of Columbia, Puerto Rico, the U.S. Virgin Islands, Guam and the Commonwealth of the Northern Mariana Islands.


     At December 31, 2003 the Company and its subsidiaries had total assets of approximately $16.2 billion and had $218 billion of insurance in force, while total assets of Jefferson-Pilot Corporation and its subsidiaries (including the Company) were approximately $32.7 billion.


     We write individual life insurance and annuities, which are subject to Nebraska law governing insurance.

     We are currently rated AAA (Exceptionally Strong) by Fitch IBCA, AAA (Exceptionally Strong) by Standard & Poor's Corporation and A++ (Superior) by a.m. Best and Company. These ratings do not apply to JPF Separate Account A, but reflect the opinion of the rating companies as to our relative financial strength and ability to meet our contractual obligations to our policyowners.

     THE SEPARATE ACCOUNT

     The Separate Account underlying the Policy is JPF Separate Account C. Amounts allocated to the Separate Account are invested in the Portfolios. Each Portfolio is a series of an open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy. The Portfolios, including their investment objectives and their investment advisers, are described in this Prospectus. Complete descriptions of the Portfolios' investment objectives and restrictions and other material information relating to the Portfolios are contained in the Funds' prospectuses, which are delivered with this Prospectus.

     Separate Account C was established under New Hampshire law on August 4, 1993 and is now governed by the laws of the State of Nebraska as a result of the Company's redomestication to Nebraska on June 12, 2000. Under Nebraska Insurance Law, the income, gains or losses of the Separate Account are credited without regard to the other income, gains or losses of the Company. These assets are held for our variable life insurance policies and variable annuities. Any and all distributions made by the Portfolios with respect to shares held by the Separate Account will be reinvested in additional shares at net asset value.

     The assets maintained in the Separate Account will not be charged with any liabilities arising out of any other business we conduct. We are, however, responsible for meeting the obligations of the Policy to the Policyowner.

     No stock certificates are issued to the Separate Account for shares of the Portfolios held in the Separate Account. Ownership of Portfolio shares is documented on the books and records of the Portfolios and of the Company for the Separate Account.

     The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and meets the definition of separate account under the federal securities laws. Such registration does not involve any approval or disapproval by the Commission of the Separate Account or our management or investment practices or policies. We do not guarantee the Separate Account's investment performance.


     DIVISIONS. The Policies presently offer forty-three Divisions but may add or delete Divisions. We reserve the right to limit the number of Divisions in which you may invest over the life of the Policy. Each Division will invest exclusively in shares of a single Portfolio.

     INVESTMENT AND FIXED ACCOUNT OPTIONS

     You may allocate all or a part of your Net Premiums and Accumulation Value to the Divisions currently available under your Policy to the General Account.

     SELECTING INVESTMENT OPTIONS

     - CHOOSE OPTIONS APPROPRIATE FOR YOU. Your sales representative can help you evaluate which investment options may be appropriate for your financial goals.

     - UNDERSTAND THE RISKS ASSOCIATED WITH THE OPTIONS YOU CHOOSE. Some Divisions invest in Portfolios that are considered more risky than others. Portfolios with additional risks are expected to have values that rise and fall more rapidly and to a greater degree than other Portfolios. For example, Portfolios investing in foreign or international securities are subject to risks not associated with domestic investments, and their investment performance may vary accordingly. Also, Portfolios using derivatives in their investment strategy may be subject to additional risks.

     - BE INFORMED. Read this prospectus and the Portfolio prospectuses before choosing your investment options.

-    SEPARATE ACCOUNT INVESTMENTS


     The Separate Account currently invests in shares of the Portfolios listed below. Net Premiums and Accumulation Value allocated to the Separate Account will be invested in the Portfolios in accordance with your selection. The Separate Account is currently divided into 43 Divisions, each of which invests in a single Portfolio of one of the following open-end investment management companies:


     Jefferson Pilot Variable Fund, Inc. ("JPVF")
     American Century Variable Portfolios, Inc.
     American Funds Insurance Series

     Goldman Sachs Variable Insurance Trust

     Scudder Investment VIT Funds
     Fidelity(R) Variable Insurance Products Fund
       ("VIP")
     Franklin Templeton Variable Insurance Products
       Trust
     MFS(R) Variable Insurance Trust
     PIMCO Variable Insurance Trust
     ProFunds VP

     Vanguard Variable Insurance Fund


     Divisions may be added or withdrawn as permitted by applicable law. We reserve the right to limit the total number of Divisions you may elect over the lifetime of the Policy or to increase the total number of Divisions you may elect. Shares of the Portfolios are not sold directly to the general public. Each of the Portfolios is available only to insurance company separate accounts to provide the investment options for variable annuities or variable life insurance policies and in some instances to qualified employee benefit plans. (See Mixed and Shared Funding).

     The investment results of the Portfolios, whose investment objectives are described below, are likely to differ significantly. There is no assurance that any of the Portfolios will achieve their respective investment objectives. Investment in some of the Portfolios involves special risks, which are described in their respective prospectuses. You should read the prospectuses for the Portfolios and consider carefully, and on a continuing basis, which Division or combination of Divisions is best suited to your long-term investment objectives. Except where otherwise noted, all of the Portfolios are diversified, as defined in the Investment Company Act of 1940.

-    INVESTMENT ADVISERS AND OBJECTIVES FOR EACH OF THE FUNDS

     The investment adviser to JPVF is Jefferson Pilot Investment Advisory Corporation ("JP Investment Advisory"), an affiliate of the Company. JP Investment Advisory and JPVF have contracted with the unaffiliated sub-investment managers listed in the table below to provide the day-to-day investment decisions for the JPVF Portfolios.


     American Century Investment Management, Inc. is the investment adviser to the American Century Variable Portfolios, Inc. Capital Research and Management Company ("Capital") is the investment adviser to the American Funds Insurance Series. Goldman Sachs Asset Management L.P. is the investment adviser to the Goldman Sachs Variable Insurance Trust. Deutsche Asset Management, Inc. ("Deutsche") is the investment adviser to the Scudder Investment VIT Funds. Fidelity Management and Research Company ("FMR") is the investment adviser to the Fidelity Variable Insurance Products Fund. Massachusetts Financial Services Company ("MFS") is the investment adviser to the MFS Variable Insurance Trust. Pacific Investment Management Company ("PIMCO") is the investment adviser to the PIMCO Variable Insurance Trust. ProFund Advisors LLC is the investment adviser to the ProFunds VP. The investment advisers for the Vanguard VIF Small Company Portfolio of the Vanguard Variable Insurance Fund are Granahan Investment Management, Inc. ("Granahan") and Grantham, Mayo, Van Otterloo & Co. LLC ("GMO"). The Vanguard Group is the investment adviser to the Vanguard VIF Mid-Cap Index and VIF REIT Index Portfolios. Templeton Investment Counsel, LLC ("TIC") and Franklin Advisory Services, LLC are the investment advisers to the Portfolios of the Franklin Templeton Variable Insurance Products Trust.


      Following are the investment objectives and managers for each of the
      Portfolios:


                                            PORTFOLIO CHOICES
--------------------------------------------------------------------------------------------------------------------------------
                                            LARGE GROWTH
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
--------------------------------------------------------------------------------------------------------------------------------
American Growth Fund, Class 2               Seeks long-term growth                                      Capital

VIP Growth Portfolio                        Seeks to achieve capital appreciation.                      FMR

Goldman Sachs Capital Growth Fund           Seeks long-term growth of capital.                          Goldman Sachs
                                                                                                        Asset Management, L.P.

JPVF Capital Growth Portfolio               Seeks capital growth. Realization of income is              Wellington Capital
                                            not a significant investment consideration and              Management, LLC
                                            any income realized will be incidental.                     ("Wellington")

JPVF Growth Portfolio                       Capital growth by investing primarily in equity             Turner Investment
                                            securities that the Sub-Investment Manager                  Partners, Inc.
                                            believes have above-average growth prospects.               ("Turner")

JPVF Strategic Growth Portfolio             Long-term growth of capital. Dividend and                   T. Rowe Price
   (formerly JPVF Emerging                  interest income from portfolio securities, if any, is
   Growth Portfolio)                        incidental to the Portfolio's investment objective
                                            of long-term growth.

ProFund VP Large-Cap Growth                 Seeks daily investment results, before fees and             ProFund Advisors LLC
                                            expenses, that correspond to the daily performance          ("ProFund")
                                            of the S&P 500/Barra Growth Index.

                                            LARGE CORE
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
--------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                 Seeks long-term capital appreciation.                       FMR

JPVF S&P 500 Index Portfolio(1)             Seeks investment results that correspond to the             Mellon Capital
                                            total return of common stocks publicly traded in            Management Corporation
                                            the United States, as represented by the S&P 500.

                                            LARGE VALUE
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
--------------------------------------------------------------------------------------------------------------------------------
American Growth-Income Fund,                Seeks long-term growth and income                           Capital
   Class 2

VIP Equity-Income Portfolio                 Seeks reasonable income by investing primarily              FMR
                                            in income-producing equity securities. In
                                            choosing these securities the Portfolio will also
                                            consider the potential for capital appreciation.
                                            The Portfolio's goal is to achieve a yield which
                                            exceeds the composite yield on the securities
                                            comprising the Standard & Poor's Composite
                                            Index of 500 Stocks (S&P 500).

JPVF Value Portfolio                        Long-term growth of capital by investing                    Credit Suisse
                                            primarily in a wide range of equity issues that             Management, LLC
                                            may offer capital appreciation and, secondarily,
                                            seeks a reasonable level of current income.

ProFund VP Large-Cap Value                  Seeks daily investment results, before fees and             ProFund
                                            expenses, that correspond to the daily performance
                                            of the S&P 500/Barra Value Index.

                                            PORTFOLIO CHOICES
--------------------------------------------------------------------------------------------------------------------------------
                                            MID-CAP GROWTH
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
--------------------------------------------------------------------------------------------------------------------------------
JPVF Mid-Cap Value Portfolio                Seeks capital appreciation.                                 Wellington

                                            MID-CAP CORE
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
--------------------------------------------------------------------------------------------------------------------------------
VIP Mid Cap Portfolio, Service Class 2      Seeks long-term growth of capital                           FMR

Vanguard(R) VIF Mid-Cap                     Seeks to provide long-term growth of capital                Vanguard
   Index Portfolio                          by attempting to match the performance of
                                            a broad-based market index of stocks of
                                            medium-size U.S. companies.

                                            MID-CAP VALUE
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
--------------------------------------------------------------------------------------------------------------------------------
American Century(R) VP Value Fund,          Seeks long-term capital growth.                             American Century
   Class II                                 Income is a secondary objective.

JPVF Mid-Cap Growth Portfolio               Seeks capital appreciation.                                 Turner

                                            SMALL-CAP GROWTH
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
--------------------------------------------------------------------------------------------------------------------------------
JPVF Small Company Portfolio                Seeks growth of capital. The Portfolio pursues its          Lord, Abbett &
                                            objective by investing primarily in a diversified           Company, LLC
                                            portfolio of equity securities issued by small
                                            companies.

ProFund VP Small-Cap Growth                 Seeks daily investment results, before fees and             ProFund
                                            expenses, that correspond to the daily performance
                                            of the S&P SmallCap 600/Barra Growth Index.

Scudder VIT Small Cap                       Seeks to replicate, as closely as possible, before          Deutsche
   Index Fund Class B                       expenses, the performance of the Russell 2000
                                            Small Stock Index, which emphasizes stocks of
                                            small U.S. companies.

Vanguard(R) VIF Small Company               Seeks to provide long-term growth of capital.               Granahan and GMO
   Growth Portfolio

                                            SMALL-CAP VALUE
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
--------------------------------------------------------------------------------------------------------------------------------
Franklin Small Cap Value                    Seeks long-term total return.                               Franklin Advisory
   Securities Fund, Class 2                                                                             Services, LLC

JPVF Small-Cap Value Portfolio              Seeks long-term capital appreciation by investing           Dalton, Greiner,
                                            primarily in securities of small-cap companies.             Hartman, Maher, LLC

ProFund VP Small-Cap Value                  Seeks daily investment results, before fees and             ProFund
                                            expenses, that correspond to the daily performance
                                            of the S&P SmallCap 600/Barra Value Index.

                                            PORTFOLIO CHOICES
--------------------------------------------------------------------------------------------------------------------------------
                                            INTERNATIONAL LARGE GROWTH
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
--------------------------------------------------------------------------------------------------------------------------------
American Century(R) VP International        Seeks capital growth.                                       American Century
   Fund

JPVF International Equity Portfolio         Long-term growth of capital through investments             Marsico Capital
                                            in securities whose primary trading markets are             Management, LLC
                                            outside the United States.

ProFund VP Asia 30                          Seeks daily investment results, before fees and             ProFund
                                            expenses, that correspond to the daily performance
                                            of the ProFunds Asia 30 Index.

ProFund VP Europe 30                        Seeks daily investment results, before fees and             ProFund
                                            expenses, that correspond to the daily performance
                                            of the ProFunds VP Europe 30 Index.

                                            INTERNATIONAL LARGE CORE
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
--------------------------------------------------------------------------------------------------------------------------------
JPVF World Growth Stock Portfolio           Long-term growth through a policy of investing              Templeton Global
                                            primarily in stocks of companies organized in the           Advisors, Ltd.
                                            U.S. or in any foreign nation. A portion of the
                                            Portfolio may also be invested in debt obligations
                                            of companies and governments of any nation.
                                            Any income realized will be incidental.

                                            INTERNATIONAL LARGE VALUE
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
--------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities                Seeks long-term capital growth.                             Templeton Investment
   Fund: Class 2                                                                                        Counsel, LLC

                                            SECTOR
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
--------------------------------------------------------------------------------------------------------------------------------
MFS VIT Utilities Series                    Seeks capital growth and current income (income             MFS
                                            above that is available from a portfolio invested
                                            entirely in equity securities).

ProFund VP Financial                        Seeks daily investment results, before fees and             ProFund
                                            expenses, that corresponds to the daily performance
                                            of the Dow Jones U.S. Financial Sector Index.

ProFund VP Healthcare                       Seeks daily investment results, before fees and             ProFund
                                            expenses, that correspond to the daily performance
                                            of the Dow Jones U.S. Healthcare Sector Index.

ProFund VP Technology                       Seeks daily investment results, before fees and             ProFund
                                            expenses, that correspond to the daily performance
                                            of the Dow Jones U.S. Technology Sector Index.

Vanguard(R) VIF REIT Index                  Seeks to provide a high level of income and                 Vanguard
  Portfolio                                 moderate long-term growth of capital.

                                            PORTFOLIO CHOICES
--------------------------------------------------------------------------------------------------------------------------------
                                            FIXED INCOME
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
--------------------------------------------------------------------------------------------------------------------------------
VIP Investment Grade Bond Portfolio,        Seeks to achieve as high a level of current                 FMR
   Service Class 2                          income as is consistent with preservation of
                                            capital.

JPVF High Yield Bond Portfolio              High level of current income by investing                   MFS
                                            primarily in corporate obligations with emphasis
                                            on higher yielding, higher risk, lower-rated or
                                            unrated securities.

PIMCO Total Return Portfolio                Seeks maximum total return, consistent with                 PIMCO
                                            preservation of capital and prudent investment
                                            management.

ProFund VP Rising Rates Opportunity         Seeks daily investment results, before fees and             ProFund
                                            expenses, that correspond to one and one-quarter
                                            times (125%) the inverse (opposite) of the daily price
                                            movement of the most recently issued 30-year
                                            U.S. Treasury Bond ("Long Bond").

ProFund VP U.S. Government Plus             Seeks daily investment results, before fees and             ProFund
                                            expenses, that correspond to one and one-quarter
                                            times (125%) the inverse (opposite) of the daily price
                                            movement of the most recently issued 30-year
                                            U.S. Treasury Bond ("Long Bond").

                                            HYBRID
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
--------------------------------------------------------------------------------------------------------------------------------
JPVF Balanced Portfolio                     Reasonable current income and long-term capital             Wellington
                                            growth, consistent with conservation of capital,
                                            by investing primarily in common stocks and
                                            fixed income securities.

                                            MONEY MARKET
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
--------------------------------------------------------------------------------------------------------------------------------
JPVF Money Market Portfolio                 Seeks to achieve as high a level of current                 MFS
                                            income as is consistent with preservation of
                                            capital and liquidity.


An investment in the JPVF Money Market Portfolio is neither insured nor guaranteed by the U.S. Government or the FDIC or any other agency.

Some of the above Portfolios may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal on debt instruments may involve higher risk of volatility to a Portfolio. The use of leverage in connection with derivatives can also increase risk of losses. See the prospectus for the Portfolio for a discussion of the risks associated with an investment in those Portfolios. You should refer to the accompanying prospectuses of the Portfolios for more complete information about their investment policies and restrictions.

Some of the Portfolios are managed by investment advisers who also manage publicly offered mutual funds having similar names and investment objectives. While some of the Portfolios may in some ways resemble, and may in fact be modeled after publicly offered mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly offered mutual fund. Consequently, the investment performance of publicly offered mutual funds and any similarly named Portfolio may differ substantially.

We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value. The income and realized and unrealized gains or losses on the assets of each Division are separate and are credited to or charged against the particular Division without regard to income, gains or losses from any other Division or from any other part of our business. We will use the net premiums you allocate to a Division to purchase shares in the corresponding Portfolio and will redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.

-    MIXED AND SHARED FUNDING; CONFLICTS OF INTEREST

     Shares of the Portfolios are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this Prospectus. Because Portfolio shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Portfolios simultaneously, since the interests of such Policyowners or contractholders may differ. Although neither the Company nor the Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Policyowners, each Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Portfolio. This might force that Portfolio to sell portfolio securities at disadvantageous prices. Policy owners will not bear the attendant expense.

-    FUND ADDITIONS, DELETIONS OR SUBSTITUTIONS

     We reserve the right, subject to compliance with appropriate state and federal laws, to add, delete or substitute shares of another Portfolio or Fund for Portfolio shares already purchased or to be purchased in the future for the Division in connection with the Policy. We may substitute shares of one Portfolio for shares of another Portfolio if, among other things, (a) it is determined that a Portfolio no longer suits the purpose of the Policy due to a change in its investment objectives or restrictions;
     (b) the shares of a Portfolio are no longer available for investment; or
     (c) in our view, it has become inappropriate to continue investing in the shares of the Portfolio. Substitution may be made with respect to both existing investments and the investment of any future premium payments. However, no substitution, addition or deletion of securities will be made without prior notice to Policyowners, and without such prior approval of the SEC or other regulatory authorities as may be necessary, all to the extent required and permitted by the Investment Company Act of 1940 or other applicable law.

     We also reserve the right to make the following changes in the operation of the Separate Account and the Divisions;

      (a) to operate the Separate Account in any form permitted by law;

      (b) to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

      (c) to transfer assets from one Division to another, or from any Division to our general account;

      (d) to add, combine, or remove Divisions in the Separate Account;


      (e) to assess a charge for taxes attributable to the operation of the Separate Account or for other taxes, described in "Charges and Fees-Other Charges" on page 28 below; and


      (f) to change the way we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

     Portfolio shares are subject to certain investment restrictions which may not be changed without the approval of the majority of the Portfolio's shareholders. See accompanying Prospectus for the Portfolios.

-    GENERAL ACCOUNT

     Interests in the General Account have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933, as amended and the General Account has not been registered as an investment company under the 1940 Act. However, disclosure in this Prospectus regarding the General Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this Prospectus relating to the General Account has not been reviewed by the SEC.

     The General Account is a fixed funding option available under the Policy. We guarantee a minimum interest rate of 4.0% on amounts in the General Account and assume the risk of investment gain or loss. The investment gain or loss of the Separate Account or any of the Portfolios does not affect the General Account Value.

     The General Account is secured by our general assets. Our general assets include all assets other than those held in separate accounts sponsored by us or our affiliates. We will invest the assets of the General Account in those assets we choose, as allowed by applicable law. We will allocate investment income of such General Account assets between ourself and those policies participating in the General Account.

     We guarantee that, at any time, the General Account Value of your Policy will not be less than the amount of the Net Premiums allocated to the General Account, plus any monthly accumulation value adjustment, plus interest at an annual rate of not less than 4.0%, less the amount of any withdrawals, Policy Loans or Monthly Deductions, plus interest at an annual rate of not less than 4.0%.

     If you do not accept the Policy issued as applied for or you exercise your "free look" option, no interest will be credited and we will retain any interest earned on the initial Net Premium.

     POLICY CHOICES

-    GENERAL

     The Policy is designed to provide the Insureds with lifetime insurance protection and to provide you with flexibility in amount and frequency of premium payments and level of life insurance proceeds payable under the Policy. It provides life insurance coverage on two Insureds with a Death Benefit payable only on Second Death. You are not required to pay scheduled premiums to keep the Policy in force and you may, subject to certain limitations, vary the frequency and amount of premium payments.

     To purchase a Policy, you must complete an application and submit it to us through the agent selling the Policy. You must furnish satisfactory evidence of insurability. The Insureds under the Policy must generally be under age 85 at the time the application for the Policy is submitted although one Insured may be over age 85. For ages 15 and over, the Insured's smoking status is reflected in the current cost of insurance rates. Policies issued in certain States will not directly reflect the Insured's sex in either the premium rates or the charges or values under the Policy. We may reject an application for any reason.

     The minimum Specified Amount at issue is $100,000. We reserve the right to revise our rules to specify different minimum Specified Amounts at issue. We may reinsure all or a portion of the Policy.

-    PREMIUM PAYMENTS

     The Policy is a flexible premium life insurance policy. This means that you may decide when to make premium payments and in what amounts. You must pay your premiums to us at our Service Office or through one of our authorized agents for forwarding to us. There is no fixed schedule of premium payments on the Policy either as to amount or frequency. You may determine, within certain limits, your own premium payment schedule. We will not bill premium payments for less than $250, nor more frequently than quarterly, semi-annually or annually ($50 for electronic fund transfers).


     If you pay the Minimum Annual Premium during the minimum premium period, we guarantee that the Policy will stay in force throughout the minimum premium period, even if the Surrender Value is insufficient to pay a Monthly Deduction. The minimum premium period is five years. The minimum initial premium will equal the Minimum Annual Premium, divided by 4. (See "Grace Period", page 29).


     We may require evidence of insurability if payment of a premium will result in an immediate increase in the difference between the Death Benefit and the Accumulation Value.

     In order to help you obtain the insurance benefits you desire, we will state a Planned Periodic Premium and Premium Frequency in the Policy. This premium will generally be based on your insurance needs and financial abilities, the Specified Amount of the Policy and the Insured's age, sex and risk class. You are not required to pay Planned Periodic Premiums. If you do not pay a Planned Periodic Premium, your Policy will not lapse, so long as the Policy's Surrender Value is sufficient to pay the Monthly Deduction. Payment of the Planned Periodic Premiums will not guarantee that your Policy will remain in force. (See "Grace Period")

-    MODIFIED ENDOWMENT CONTRACT

     The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a premium that would cause your Policy to be deemed a MEC and you do not consent to MEC status for your Policy, we will either refund the excess premium to you or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

     If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

     We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We may also notify you of other options available to you to keep the Policy in compliance.

-    COMPLIANCE WITH THE INTERNAL REVENUE CODE

     The Policy is intended to qualify as a "contract of life insurance" under the Code. The Death Benefit provided by the Policy is intended to qualify for exclusion from federal income taxation. If at any time you pay a premium that would exceed the amount allowable for such qualification, we will either refund the excess premium to you or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

     If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

     We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code.

     We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option or any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.

-    BACKDATING


     Under limited circumstances, we may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed but no earlier than six months prior to approval of the Policy in the State where the Policy is issued (or as otherwise allowed by state law). Backdating may be desirable so that you can purchase a particular Specified Amount for a lower cost of insurance rate based on a younger Insured age. For a backdated Policy, we will assess Policy fees and charges from the Policy Date even though you did not have coverage under the Policy until the Policy's Issue Date. Backdating of your Policy will not affect the date on which your premium payments are credited to the Separate Account.


-    ALLOCATION OF PREMIUMS

     We will allocate premium payments, net of the premium tax charge and Federal income tax charge, plus interest earned prior to the Allocation Date, among the General Account and the Divisions in accordance with your directions to us. The minimum percentage of any net premium payment allocated to any Division or the General Account is 5%. Allocation percentages must be in whole numbers only. Your initial premium (including any interest) will be allocated, as you instructed, on the Allocation Date. Your subsequent premiums will be allocated as of the date they are received in our Service Office. Prior to the Allocation Date, the initial Net Premium, and any other premiums received, will be allocated to the General Account. (See "Right of Policy Examination")

     You may change your premium allocation instructions at any time. Your request may be written, by telephone, or via the internet so long as the proper telephone authorization is on file with us. Allocations must be changed in whole percentages. The change will be effective as of the date of the next premium payment after you notify us. We will send you confirmation of the change. (See "Transfers and Allocations to Funding Options")

-    DEATH BENEFIT OPTIONS

     At the time of purchase, you must choose between the two available Death Benefit Options. The amount payable upon the Second Death depends upon which Death Benefit Option you choose.

     Under OPTION 1, the Death Benefit will be the greater of the current Specified Amount or the Accumulation Value on the Second Death multiplied by the corridor percentage, as described below.

     Under OPTION 2, the Death Benefit will be the greater of the current Specified Amount plus the Accumulation Value on the Second Death or the Accumulation Value on the Second Death multiplied by the corridor percentage, as described below.

     The corridor percentage is used to determine a minimum ratio of Death Benefit to Accumulation Value. This is required to qualify the Policy as life insurance under the federal tax laws. Following is a complete list of corridor percentages.

                              CORRIDOR PERCENTAGES
                      (ATTAINED AGE OF THE YOUNGER INSURED
                     AT THE BEGINNING OF THE CONTRACT YEAR)

            AGE     %        AGE    %       AGE    %       AGE      %
            ---     -        ---    -       ---    -       ---      -
            0-40   250%      50    185%     60    130%      70     115%
             41    243       51    178      61    128       71     113
             42    236       52    171      62    126       72     111
             43    229       53    164      63    124       73     109
             44    222       54    157      64    122       74     107
             45    215       55    150      65    120      75-90   105
             46    209       56    146      66    119       91     104
             47    203       57    142      67    118       92     103
             48    197       58    138      68    117       93     102
             49    191       59    134      69    116       94+    101

     Under both Option 1 and Option 2, the Death Benefit will be reduced by a withdrawal. (See "Withdrawals") The Death Benefit payable under either Option will also be reduced by the amount necessary to repay the Policy Debt in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force.

     Beginning on the Policy Anniversary nearest the Younger Insured's Attained Age 100, the Death Benefit then in effect will remain in effect.

     After we issue the Policy, you may, subject to certain restrictions, change the Death Benefit selection from Option 1 to Option 2, or vice versa, by sending us a request in writing. If you change the Death Benefit Option from Option 2 to Option 1, the Specified Amount will be increased by the Policy's Accumulation Value on the effective date of the change. If you change the Death Benefit Option from Option 1 to Option 2, the Specified Amount will be decreased by the Policy's Accumulation Value on the effective date of the change. We will require evidence of insurability on a request for a change from Option 1 to Option 2.

-    TRANSFERS AND ALLOCATIONS TO FUNDING OPTIONS


     You may transfer all or part of the Accumulation Value to any other Division or to the General Account at any time. Funds may be transferred between the Divisions or from the Divisions to the General Account. We currently permit 12 transfers per year without imposing any transfer charge. For transfers over 12 in any Policy Year, we will impose a transfer charge of $25 ($50 guaranteed maximum charge), which we will deduct on a pro rata basis from the Division or Divisions or the General Account into which the amount is transferred, unless you specify otherwise. We will not impose a transfer charge on the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account to the Divisions on the Allocation Date, or on loan repayments. We will not impose a transfer charge for transfers under the Dollar Cost Averaging or Portfolio Rebalancing features. You may currently make up to 20 transfers per Policy Year. We reserve the right to modify transfer privileges and charges. You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future premium payments allocated to the General Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, Attained Age and rating classes of the Insureds at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a withdrawal. The minimum period will increase if you choose to decrease the Specified Amount, make additional premium payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the General Account.

     Except for transfers in connection with Dollar Cost Averaging, Automatic Portfolio Rebalancing and loan repayments, we allow transfers out of the General Account to the Divisions only once in every 180 days and limit their amount to the lesser of (a) 25% of the Accumulation Value in the General Account not being held as loan collateral, or (B) $100,000. Any other transfer rules, including minimum transfer amounts, also apply. We reserve the right to modify these restrictions.

     We will not impose a transfer charge for a transfer of all Accumulation Value in the Separate Account to the General Account. A transfer from the General Account to the Divisions will be subject to the transfer charge unless it is one of the first 12 transfers in a Policy Year and except for the transfer of any Net Premium payments received prior to the Allocation

     Date, plus interest earned, from the General Account and loan repayments.


     We reserve the right to refuse or restrict transfers made by third-party agents on behalf of Policyowner or pursuant to market timing services when we determine that such transfers will be detrimental to the Portfolios, Policyowners or you. If we refuse or restrict a transfer, we will notify you promptly in writing or by telephone.

-    TELEPHONE AND INTERNET TRANSFERS, LOANS AND REALLOCATIONS

     You, your authorized representative, or a member of his/her administrative staff may request a transfer of Accumulation Value or reallocation of premiums (including allocation changes relating to existing Dollar Cost Averaging and Automatic Portfolio Rebalancing programs) either in writing, by telephone or via the internet. In order to make telephone or internet transfers, you must complete the appropriate authorization form and return it to us at our Service Office. All transfers must be in accordance with the terms of the Policy. If the transfer instructions are not in good order, we will not execute the transfer and you will be notified. Internet transfers may not always be available.

     We may also permit loans to be made by telephone, provided that your authorization form is on file with us. Only you may request loans by telephone.

     We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm that instructions are genuine. Any instructions which we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

-    AUTOMATED TRANSFERS (DOLLAR COST AVERAGING AND PORTFOLIO REBALANCING)

     Dollar Cost Averaging describes a system of investing a uniform sum of money at regular intervals over an extended period of time. Dollar Cost Averaging is based on the economic fact that buying a security with a constant sum of money at fixed intervals results in acquiring more units when prices are low and fewer when prices are high.

     You may establish automated transfers of a specific dollar amount (the "Periodic Transfer Amount") on a monthly, quarterly or semi-annual basis from the Money Market Division or the General Account to any other Division or to the General Account. You must have a minimum of $3,000 allocated to either the Money Market Division or the General Account in order to enroll in the Dollar Cost Averaging program. The minimum Periodic Transfer Amount is $250. A minimum of 5% of the Periodic Transfer Amount must be transferred to any specified Division. There is no additional charge for the program.

     You may elect an Automatic Portfolio Rebalancing feature which provides a method for reestablishing fixed proportions among your allocations to your Policy's investment options on a systematic basis. Under this feature, we will automatically readjust the allocation between the Divisions and the General Account to the desired allocation, subject to a minimum of 5% per Division or General Account, on a quarterly, semi-annual or annual basis. There is no additional charge for the program.

     You may select Dollar Cost Averaging or Automatic Portfolio Rebalancing when you apply for your Policy or at any time by submitting a written request to our Service Center. Contact us at the address or telephone number on the first page of this prospectus for forms or further information. You may stop participation by contacting us at our Service Center. You must give us at least 30 days advance notice to change any automatic transfer instructions that are currently in place. We reserve the right to suspend or modify automatic transfer privileges at anytime.

     You may not elect Dollar Cost Averaging and Automatic Portfolio Rebalancing at the same time. We will make transfers and adjustments pursuant to these features on the Policy's Monthly Anniversary Date in the month when the transaction is to take place, or the next succeeding business day if the Monthly Anniversary Date falls on a holiday or weekend. We must have an authorization form on file before either feature may begin. Transfers under these features are not subject to the transfer fee and do not count toward the 12 free transfers or the 20 transfer maximum currently allowed per year.

     Before participating in the Dollar Cost Averaging or Automatic
     Portfolio Rebalancing programs, you should consider the risks involved in switching between investments available under the Policy. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses. Automatic Portfolio Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Accumulation Value allocated to the better performing segments. Therefore, you should carefully consider market conditions and each Fund's investment policies and related risks before electing to participate in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs.

     POLICY VALUES

-    ACCUMULATION VALUE

     The Accumulation Value of your Policy is determined on a daily basis. Accumulation Value is the sum of the values in the Divisions plus the value in the General Account. We calculate your Policy's Accumulation Value in the Divisions by units and unit values under the Policies. Your Policy's Accumulation Value will reflect the investment experience of the Divisions investing in the Portfolios, any additional Net Premiums paid, any withdrawals, any policy loans, and any charges assessed in connection with the Policy. We do not guarantee Accumulation Values in the Separate Account as to dollar amount.

     On the Allocation Date, the Accumulation Value in the Separate Account (the "Separate Account Value") equals the initial premium payments, less the Premium Tax and Federal Income Tax Charges, plus interest earned prior to the Allocation Date, and less the Monthly Deduction for the first policy month. We will establish the initial number of units credited to the Separate Account for your Policy on the Allocation Date. At the end of each Valuation Period thereafter, the Accumulation Value in a Division is

      (i) the Accumulation Value in the Division on the preceding Valuation Date multiplied by the Net Investment Factor, described below, for the current Valuation Period, PLUS

      (ii) any Net Premium we receive during the current Valuation Period which is allocated to the Division, PLUS

      (iii) all Accumulation Value transferred to the Division from another Division or the General Account during the current Valuation Period, MINUS

      (iv) the Accumulation Value transferred from the Division to another Division or the General Account and Accumulation Value transferred to secure a Policy Debt during the current Valuation Period, MINUS

      (v)   all withdrawals from the Division during the current Valuation
            Period.

     Whenever a Valuation Period includes the Monthly Anniversary Date, the Separate Account Value at the end of such period is reduced by the portion of the Monthly Deduction and increased by any monthly Accumulation Value adjustment allocated to the Divisions.

     We will calculate a guaranteed monthly Accumulation Value adjustment at the beginning of the second Policy Year and every Policy Year thereafter. The adjustment will be allocated among the General Account and the Divisions in the same proportion as premium payments. The adjustment is calculated as
     (i) multiplied by the total of (ii) plus (iii) minus (iv), but not less than zero, where:

      (i) is .0003333 in Policy Years 2 through 10 and .00025 in Policy Years 11 and thereafter;

      (ii) is the amount allocated to the Divisions at the beginning of the Policy Year;

      (iii) is the Type B loan balance at the beginning of the Policy Year; and

      (iv) is the Guideline Single Premium at issue under Section 7702 of the Code.

     See "Policy Loans" for a description of Type B loans.

-    UNIT VALUES

     We credit Units to you upon allocation of Net Premiums to a Division. Each Net Premium payment you allocate to a Division will increase the number of units in that Division. We credit both full and fractional units. We determine the number of units and fractional units by dividing the Net Premium payment by the unit value of the Division to which you have allocated the payment. We determine each Division's unit value on each Valuation Date. The number of units credited to your Policy will not change because of subsequent changes in unit value. The number is increased by subsequent contributions or transfers allocated to a Division, and decreased by charges and withdrawals from that Division. The dollar value of each Division's units will vary depending on the investment performance of the corresponding Portfolio, as well as any expenses charged directly to the Separate Account.

     The initial Unit Value of each Division's units was $10.00. Thereafter, the Unit Value of a Division on any Valuation Date is calculated by multiplying the Division's Unit Value on the previous Valuation Date by the Net Investment Factor for the Valuation Period then ended.

-    NET INVESTMENT FACTOR

     The Net Investment Factor measures each Division's investment experience and is used to determine changes in Unit Value from one Valuation Period to the next. We calculate the Net Investment Factor by dividing (1) by (2) and subtracting (3) from the result, where:

     (1)  is the sum of:

          (a) the Net Asset Value of a Portfolio share held in the Separate Account for that Division determined at the end of the current Valuation Period; plus

          (b) the per share amount of any dividend or capital gain distributions made for Portfolio shares held in the Separate Account for that Division if the ex-dividend date occurs during the Valuation Period;

     (2) is the Net Asset Value of a Portfolio share held in the Separate Account for that Division determined as of the end of the preceding Valuation Period; and

     (3) is the daily charge representing the Mortality & Expense Risk Charge. This charge is equal, on an annual basis, to a percentage of the average daily Net Asset Value of Portfolio shares held in the Separate Account for that Division.

     Because the Net Investment Factor may be greater than, less than or equal to 1, values in a Division may increase or decrease from Valuation Period to Valuation Period.

     The General Account Value reflects amounts allocated to the General Account through payment of premiums or transfers from the Separate Account, plus interest credited to those amounts. Amounts allocated to the General Account, and interest thereon, are guaranteed; however there is no assurance that the Separate Account Value of the Policy will equal or exceed the Net Premiums paid and allocated to the Separate Account.

     You will be advised at least annually as to the number of Units which remain credited to the Policy, the current Unit Values, the Separate Account Value, the General Account Value, and the Accumulation Value.

-    SURRENDER VALUE

     The Surrender Value of the Policy is the amount you can receive in cash by surrendering the Policy. The Surrender Value will equal (a) the Accumulation Value on the date of surrender; less (b) the Surrender Charge; less (c) the Policy Debt. (See "Charges Deducted Upon Surrender.")

     CHARGES & FEES

-    CHARGES & FEES ASSESSED AGAINST PREMIUM

     PREMIUM CHARGES

     Before a premium is allocated to any of the Divisions of Separate Account A and the General Account, we will deduct the following fees and charges:

     - a state premium tax charge of 2.5% unless otherwise required by state law (1.0% Tax Charge Back rate in Oregon and 2.35% in California).

     - a federal income tax charge of 1.25% ("Federal Income Tax Charge") which reimburses us for our increased federal tax liability under the federal tax laws.

     The premium charges are also applied to premiums received pursuant to replacements or exchanges under Section 1035 of the Code.

     The state premium tax charge reimburses us for taxes and other assessments we pay to states and municipalities in which the Policy is sold and represents an approximate average of actual taxes we pay. The amount of tax assessed by a state or municipality may be more or less than the charge. We may impose the premium tax charge in states which do not themselves impose a premium tax. State premium tax rates vary from 0% to 4%. The current North Carolina premium tax rate is 1.9%. Subject to state law, we reserve the right to increase these tax charges due to changes in the state or federal tax laws that increase our tax liability.

-    CHARGES & FEES ASSESSED AGAINST ACCUMULATION VALUE

     Charges and fees assessed against the Policy's Accumulation Value can be deducted from any one of the Divisions, the General Account, or pro rata from each of the Divisions and the General Account. If you do not designate one Division, we will deduct the charges pro rata from each of the Divisions and the General Account.

     MONTHLY DEDUCTION

     On each Monthly Anniversary Date and on the Policy Date, we will deduct from the Policy's Accumulation Value an amount to cover certain expenses associated with start-up and maintenance of the Policy, administrative expenses, the Cost of Insurance for the Policy and any optional benefits added by rider.

     The Monthly Deduction equals:

     i) the Cost of Insurance for the Policy (as described below), plus

     ii) a Monthly Administrative Expense Charge of $10, plus

     iii) a monthly Unit Expense Charge of .05 per $1,000 of Specified Amount in Policy Years 1 through 10 (not less than $15 per month), and .02 per $1,000 of Specified Amount in Policy Years 11 and thereafter (not to exceed $50 per month or go below $15 per month), plus

     iv) a monthly Acquisition Charge during the first two Policy Years equal to 2% of Load Basis Amount per month in Policy Year 1 and 1% of Load Basis Amount per month in Policy Year 2, plus

     v) the cost of optional benefits provided by rider.

     COST OF INSURANCE. The Cost of Insurance charge is related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provisions that you may elect through a Policy rider.

     The Cost of Insurance charge equals (i) multiplied by the result of (ii) minus (iii) where:

     i) is the current Cost of Insurance Rate as described in the Policy;

     ii) is the death benefit at the beginning of the policy month divided by
     1.0032737 (to arrive at the proper values for the beginning of the month assuming the guaranteed interest rate of 4%); and

     iii) is the Accumulation Value at the beginning of the policy month, prior to the monthly deduction for the Cost of Insurance.

     The current Cost of Insurance Rate is variable and is based on the Insureds' Issue Ages, sex (where permitted by law), rating class, Policy Year and Specified Amount. Because the Accumulation Value and the Death Benefit of the Policy may vary from month to month, the Cost of Insurance charge may also vary on each day a Monthly Deduction is taken. In addition, you should note that the Cost of Insurance charge is related to the difference between the Death Benefit payable under the Policy and the Accumulation Value of the Policy. An increase in the Accumulation Value or a decrease in the Death Benefit may result in a smaller Cost of Insurance charge while a decrease in the Accumulation Value or an increase in the Death Benefit may result in a larger cost of insurance charge.

     The Cost of Insurance rate for standard risks will not exceed those based on the 1980 Commissioners Standard Ordinary Mortality Tables Male or Female (1980 Tables). Substandard risks will have monthly deductions based on Cost of Insurance rates which may be higher than those set forth in the 1980 Tables. A table of guaranteed maximum Cost of Insurance rates per $1,000 of the Amount at Risk will be included in each Policy. We may adjust the monthly Cost of Insurance rates from time to time. Adjustments will be on a class basis and will be based on our estimates for future factors such as mortality experience, investment earnings, expenses (including reinsurance costs), taxes and the length of time Policies stay in force. Any adjustments will be made on a nondiscriminatory basis. The current Cost of Insurance rate will not exceed the applicable maximum Cost of Insurance rate shown in your Policy.

     MONTHLY ADMINISTRATIVE EXPENSE CHARGE. The Monthly Deduction amount also includes a monthly administration fee of $10.00. This fee may not be increased.

     UNIT EXPENSE CHARGE. The Monthly Deduction amount also includes a unit expense charge of $0.05 per month per $1,000 of Specified Amount for Policy Years 1 through 10 (not less than $15 per month) and $0.02 a month per $1,000 of Specified Amount for Policy Years 11 and thereafter (not less than $15 per month nor more than $50 per month). These charges are for items such as underwriting and issuance, premium billing and collection, policy value calculation, confirmations and periodic reports.

     ACQUISITION CHARGE. We will deduct from the Accumulation Value a monthly acquisition charge of 2% of the Load Basis Amount in the first Policy Year and 1% of the Load Basis Amount in the second Policy Year. The Load Basis Amount is an amount per $1000 of Specified Amount, which varies by sex, Issue Age and rating class of the Insureds. The maximum Load Basis Amount is $48.34, resulting in a maximum Acquisition Charge of $0.9668 per month per $1000 of Specified Amount in year 1 and $0.4834 per month per $1000 of Specified Amount in Year 2. This charge does not vary with the amount of premium paid. We reserve the right to increase or decrease this charge for policies not yet issued in order to correspond with changes in distribution costs of the Policy. The charge compensates us for the cost of selling the Policy, including, among other things, agents' commissions, advertising and printing of prospectuses and sales literature. Normally this charge plus the Surrender Charge, discussed below, compensate us for total sales expenses for the year.

     To the extent sales expenses in any Policy Year are not recovered by the Acquisition Charges and the Surrender Charges we collect, we may recover sales expenses from other sources, including profits from the Mortality and Expense Risk Charges.

     CHARGES FOR OPTIONAL BENEFITS. If you elect any optional benefits by adding riders to the Policy, an optional benefits charge will be included in the Monthly Deduction amount. The amount of the charge will vary depending upon the actual optional benefits selected and is described on each applicable Policy rider.

-    CHARGES & FEES ASSESSED AGAINST THE SEPARATE ACCOUNT

     MORTALITY AND EXPENSE RISK CHARGE

     We will assess a charge on a daily basis against each Division at a current annual rate of 1.00% in Policy Years 1 through 10 and 0.40% in Policy Years 11 and later of the value of the Divisions to compensate us for mortality and expense risks we assume in connection with the Policy. We reserve the right to increase this charge, but guarantee that it will not exceed 1.25% in Policy Years 1 through 10 and 0.85% in Policy Years 11 and thereafter. The mortality risk we assume is that Insureds, as a group, may live for a shorter period of time than estimated and that we will, therefore, pay a Death Benefit before collecting a sufficient Cost of Insurance charge. The expense risk assumed is that expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the administrative charges assessed for such expenses.

     The Separate Account is not subject to any taxes. However, if taxes are assessed against the Separate Account, we reserve the right to assess taxes against the Separate Account Value.

     ADMINISTRATIVE FEE FOR TRANSFERS OR WITHDRAWAL


     We may impose an Administrative Fee of $25 for each transfer among the Divisions or the General Account, after the first 12 transfers in a Policy Year (up to a maximum of 20). This charge is guaranteed not to exceed $50 per transfer. We will also charge an Administrative Fee on withdrawals equal to $50.


-    CHARGES DEDUCTED UPON SURRENDER

     If you surrender the Policy, reduce the Specified Amount, or the Policy lapses during the first nine Policy Years, we will assess a contingent deferred sales charge, which will be deducted from the Policy's Accumulation Value. This charge is imposed in part to recover distribution expenses and in part to recover certain first year administrative costs.

     The initial Surrender Charge is the Surrender Charge we would assess if you surrendered the Policy on the Issue Date. It equals your Policy's Specified Amount times a rate per $1,000 of Specified Amount, which varies based on the sex, Issue Age, and rating classes of the Insureds. The initial maximum Surrender Charge will be specified in your Policy and will be in compliance with each state's non-forfeiture law.

     For the following examples of Insureds, the applicable rates per $1000 are:

     Male Standard Non-Smoker Age 35, Female Standard Non-Smoker Age 30         $ 2.72
     Male Standard Non-Smoker Age 45, Female Standard Non-Smoker Age 40         $ 4.87
     Male Standard Non-Smoker Age 55, Female Standard Non-Smoker Age 50         $ 9.36
     Male Standard Smoker Age 55, Female Standard Non-Smoker Age 50             $10.60
     Male Non-Smoker Age 55 Rated Table H, Female Standard Non-Smoker Age 50    $11.29
     Male Standard Non-Smoker Age 65, Female Standard Non-Smoker Age 60         $17.80
     Male Standard Non-Smoker Age 75, Female Standard Non-Smoker Age 70         $33.19

     Accordingly, if the Insureds were a male standard non-smoker age 55, and a female standard non-smoker age 50, and the Policy's Specified Amount was $500,000, the initial Surrender Charge would be $4,680 (9.36 X 500).

     The maximum rate per $1000 of Specified Amount, considering all possible combinations of sex, Issue Ages, and rating class of the Insureds, is $43.32.

     For the first five Policy Years, the amount we charge you on surrender will equal the initial Surrender Charge. It will then decrease annually, decreasing to zero in the tenth Policy Year. The Surrender Charge in any given Policy Year will equal the following percentage of the initial Surrender Charge:

                                           SURRENDER CHARGE
                                           AS PERCENTAGE OF
                                          INITIAL SURRENDER
                          POLICY YEAR           CHARGE*
                          -----------           -------
                              0-5                100%
                               6                  80%
                               7                  60%
                               8                  40%
                               9                  20%
                              10+                  0%

     *May be lower at some ages

     Taking the example given above, in which the Insureds were a male standard non-smoker age 55, and a female standard non-smoker age 50 whose Policy's Specified Amount was $500,000, the initial Surrender Charge would equal $4,680 (9.36 X 500). The applicable Surrender Charge in any Policy Year, therefore, would be as follows:

                                               SURRENDER
                         POLICY YEAR            CHARGE
                         -----------            ------
                              0-5               $4,680
                              6                 $3,744
                              7                 $2,808
                              8                 $1,872
                              9                 $  936
                              10+               $    0

     We will not assess a Surrender Charge after the ninth Policy Year. A pro rata portion of any Surrender Charge will be assessed upon withdrawal or reduction in the Specified Amount. The Policy's Accumulation Value will be reduced by the amount of any withdrawal or reduction in Specified Amount plus any applicable pro rata Surrender Charge.

-    SURRENDER CHARGES ON SURRENDERS AND WITHDRAWALS

     All applicable Surrender Charges are imposed on Surrenders.

     We will impose a partial Surrender Charge on withdrawals. The pro rata Surrender Charge will equal the amount of the Specified Amount reduction associated with the withdrawal divided by the Specified Amount before the reduction times the then-current Surrender Charge. We will reduce any applicable remaining Surrender Charges by the same proportion. A transaction charge of $50 will be deducted from the amount of each withdrawal. (See "Withdrawals") The Surrender Charge does not apply to Policy loans.

     We will also impose a partial Surrender Charge on decreases in Specified Amount. It will equal the amount of the decrease in Specified Amount divided by the Specified Amount before the decrease times the then-current Surrender Charge.

-    OTHER CHARGES

     We reserve the right to charge the assets of each Division to provide for any income taxes or other taxes payable by us on the assets attributable to that Division. Although we currently make no charge, we reserve the right to charge you an administrative fee, not to exceed $50, to cover the cost of preparing any additional illustrations of current Cash Values and current mortality assumptions which you may request after the Policy
     Date.

     POLICY RIGHTS

-    SURRENDERS

     By written request, you may surrender or exchange the Policy under Code
     Section 1035, for its Surrender Value at any time while the Insured is alive. All insurance coverage under the Policy will end on the date of the surrender. All or part of the Surrender Value may be applied to one or more of the Settlement Options described in this Prospectus or in any manner to which we agree and that we make available. When we receive your written request in good order, the values in the Divisions will be moved into the General Account. If you decide to keep your Policy, you must send us a letter notifying us of your decision and instructing us on how you wish the values to be allocated to the Divisions. (See "Right to Defer Payment," "Policy Settlement" and "Payment of Benefits.")

-    WITHDRAWALS

     By written request, you may, at any time after the expiration of the Free Look Period, make withdrawals from the Policy. A charge equal to $50 will be deducted from the amount of the Cash Value which you withdraw. We will also deduct a pro rata Surrender Charge. The minimum amount of any withdrawal after the charge is applied is $500. The amount you withdraw cannot exceed the Surrender Value.

     Withdrawals will generally affect the Policy's Accumulation Value, Cash Value and the life insurance proceeds payable under the Policy as follows:

     - The Policy's Cash Value will be reduced by the amount of the withdrawal plus the $50 charge;

     - The Policy's Accumulation Value will be reduced by the amount of the withdrawal, the $50 charge plus any applicable pro rata Surrender Charge;

     - The Death Benefit will be reduced by an amount equal to the reduction in Accumulation Value.

     The withdrawal will reduce the Policy's values as described in the "Charges Deducted Upon Surrender" section.

     If the Death Benefit Option for the Policy is Option 1, a withdrawal will reduce the Specified Amount. However, we will not allow a withdrawal if the Specified Amount will be reduced below $100,000.

     If the Death Benefit Option for the Policy is Option 2, a withdrawal will reduce the Accumulation Value, usually resulting in a dollar-for-dollar reduction in the Death Benefit.

     You may allocate a withdrawal among the Divisions and the General Account. If you do not make such an allocation, we will allocate the withdrawal among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the General Account, less any Policy Debt, bears to the total Accumulation Value of the Policy, less any Policy Debt. (See "Right to Defer Payment," "Policy Changes" and "Payment of Benefits.")

-    GRACE PERIOD

     Generally, on any Monthly Anniversary Date, if your Policy's Surrender Value is insufficient to satisfy the Monthly Deduction, we will allow you 61 days of grace for payment of an amount sufficient to continue coverage. We call this "lapse pending status". During the first five Policy Years, however, if you have paid the required cumulative minimum premiums, your Policy will not enter the Grace Period regardless of declines in the Surrender Value.

     Written notice will be mailed to your last known address, according to our records, not less than 61 days before termination of the Policy. This notice will also be mailed to the last known address of any assignee of record.

     The Policy will stay in force during the Grace Period. If the Insured dies during the Grace Period, we will reduce the Death Benefit by the amount of any Monthly Deduction due and the amount of any outstanding Policy Debt.

     If payment is not made within 61 days after the Monthly Anniversary Date, the Policy will terminate without value at the end of the Grace Period.

-    REINSTATEMENT OF A LAPSED OR TERMINATED POLICY

     If the Policy terminates as provided in its Grace Period provision, you may reinstate it. To reinstate the Policy, the following conditions must be met:

     - The Policy has not been fully surrendered.

     - You must apply for reinstatement within 5 years after the date of termination and before the Younger Insured's Attained Age 100.

     - We must receive evidence of insurability satisfactory to us.

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     - We must receive a premium payment, after deduction of any policy expense charges, sufficient to cover the cost of the monthly deduction for 3 months following the date of reinstatement.

     - If a loan was outstanding at the time of lapse, we will require that either you repay or reinstate the loan.

     - Supplemental Benefits will be reinstated only with our consent. (See Grace Period and Premium Payments.")

-    COVERAGE BEYOND INSURED'S ATTAINED AGE 100

     At the Younger Insured's Attained Age 100, we will make several changes to your Policy as follows:

     - The Death Benefit Option in effect may not be changed;

     - No further premiums will be accepted;

     - No further Monthly Deductions will be taken;

     - The Monthly Accumulation Value Adjustment will no longer apply;

     - The interest rate charged to Type A and B Policy Loans will be set equal to the rate credited to the portion of the Accumulation Value in the General Account being held as collateral on the Policy Loan; and

     - Any riders attached to the Policy will terminate as stipulated in the riders' termination provision.

-    RIGHT TO DEFER PAYMENT

     Payments of any Separate Account Value will be made within 7 days after our receipt of your written request. However, we reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange is closed (except holidays or weekends); (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that disposal of the securities held in the Funds is not reasonably practicable or it is not reasonably practicable to determine the value of the Funds' net assets; or
     (4) during any other period when the SEC, by order, so permits for the protection of security holders. For payment from the Separate Account in such instances, we may defer payment of full surrender and withdrawal values, any Death Benefit in excess of the current Specified Amount, transfers and any portion of the Loan Value.

     Payment of any General Account Value may be deferred for up to six months, except when used to pay amounts due us.

-    POLICY LOANS

     We will grant loans at any time after the expiration of the Right of Policy Examination. The amount of the loan will not be more than the Loan Value. Unless otherwise required by state law, the Loan Value for this Policy is 90% of Cash Value at the end of the Valuation Period during which the loan request is received. The maximum amount you can borrow at any time is the Loan Value reduced by any outstanding Policy Debt.

     We will usually disburse loan proceeds within seven days from the Date of Receipt of a loan request, although we reserve the right to postpone payments under certain circumstances. See "OTHER MATTERS--Postponement of Payments". We may, in our sole discretion, allow you to make loans by telephone if you have filed a proper telephone authorization form with us. So long as your Policy is in force and the Insured is living, you may repay your loan in whole or in part at any time without penalty.

     Accumulation Value equal to the loan amount will be maintained in the General Account to secure the loan. You may allocate a policy loan among the Divisions and the existing General Account Value that is not already allocated to secure a policy loan, and we will transfer Separate Account Value as you have indicated. If you do not make this allocation, the loan will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the Accumulation Value in the General Account less Policy Debt bears to the total Accumulation Value of the Policy, less Policy Debt, on the date of the loan. We will make a similar allocation for unpaid loan interest due. A policy loan removes Accumulation Value from the investment experience of the Separate Account, which will have a permanent effect on the Accumulation Value and Death Benefit even if the loan is repaid. General Account Value equal to Policy Debt will accrue interest daily at an annual rate of 4%.

     We will charge interest on any outstanding Policy Debt with the interest compounded annually. There are two types of loans available. A Type A loan is charged the same interest rate as the interest credited to the amount of the Accumulation Value held in the General Account to secure loans, which is an effective annual rate of 4%. The amount available at any time for a Type A loan is the maximum loan amount, less the Guideline Single Premium at issue, as set forth in the Code, less any outstanding Type A loans. Any other loans are Type B loans. A Type B loan is charged an effective annual interest rate of 5%. One loan request can result in both a Type A and a Type B loan. A loan request will first be granted as a Type A loan, to the extent available, and then as a Type B loan. All loans become Type A loans at the Younger Insured's Attained Age 100. Otherwise, once a loan is granted, it remains a Type A or Type B loan until it is repaid. Interest is due and payable at the end of each Policy Year and any unpaid interest due becomes loan principal.

     If Policy Debt exceeds Cash Value, we will notify you and any assignee of record. You must make a payment within 61 days from the date Policy Debt exceeds Cash Value or the Policy will lapse and terminate without value (See "Grace Period"). If this happens, you may be taxed on the total appreciation under the Policy. However, you may reinstate the Policy, subject to proof of insurability and payment of a reinstatement premium. See "Reinstatement of a Lapsed Policy".

     You may repay the Policy Debt, in whole or in part, at any time during the Insured's life, so long as the Policy is in force. The amount necessary to repay all Policy Debt in full will include any accrued interest. If there is any Policy Debt, we will apply payments received from you as follows: we will apply payments as premium in the amount of the Planned Periodic Premium, received at the premium frequency, unless you specifically designate the payment as a loan repayment. We will apply payments in excess of the Planned Periodic Premium or payments received other than at the premium frequency, first as policy loan repayments, then as premium when you have repaid the Policy Debt.

     If you have both a Type A and a Type B loan, we will apply repayments first to the Type B loan and then to the Type A loan. Upon repayment of all or part of the Policy Debt, we will transfer the Policy's Accumulation Value securing the repaid portion of the debt in the General Account to the Divisions and the General Account in the same proportion in which the loan was taken.

     An outstanding loan amount will decrease the Surrender Value available under the Policy. For example, if a Policy has a Surrender Value of $10,000, you may take a loan of 100% or $10,000, leaving a new Surrender Value of $0. If a loan is not repaid, the decrease in the Surrender Value could cause the Policy to lapse. In addition, the Death Benefit will be decreased because of an outstanding policy loan. Furthermore, even if you repay the loan, the amount of the Death Benefit and the Policy's Surrender Value may be permanently affected since the Accumulation Value securing the loan is not credited with the investment experience of the Divisions.

-    POLICY CHANGES

     You may make changes to your Policy, as described below, by submitting a written request to our Service Office. Supplemental Policy Specification pages and/or a notice confirming the change will be sent to you once the change is completed.

     DECREASE IN SPECIFIED AMOUNT

     You may decrease the Specified Amount of this Policy after the 1st Policy Year by submitting a written request and the Policy to our Service Office.
     However:

     - Any decrease must be at least $25,000.

     - Any decrease will affect your cost of insurance charge.

     - Any decrease may affect the monthly Accumulation Value Adjustment but will not affect the amount available for a Type A loan.

     - Any decrease will be effective on the Monthly Anniversary Date after the Date of Receipt of the request.

     - We will assess a pro rata Surrender Charge on decreases.

     - Any decrease may result in federal tax implications (See "Federal Tax Matters").

     - No decrease may decrease the Specified Amount below $100,000.


     - You may only decrease the Specified Amount once in any twelve month period.


     CHANGE IN DEATH BENEFIT OPTION

     Any change in the Death Benefit Option is subject to the following conditions:

     - The change will take effect on the Monthly Anniversary Date on or next following the date on which your written request is received.

     - There will be no change in the Surrender Charge.

     - Evidence of insurability may be required if the change would result in an increase in the difference between the Death Benefit and the Accumulation Value.

     - Changes from Option 1 to 2 will be allowed at any time while this Policy is in force, subject to evidence of insurability satisfactory to us. The Specified Amount will be reduced to equal the Specified Amount less the Accumulation Value at the time of the change.

     - If the change decreases the Specified Amount below the minimum of $100,000, we will increase the Specified Amount to $100,000.

     - Changes from Option 2 to 1 will be allowed at any time while this Policy is in force. The new Specified Amount will be increased to equal the Specified Amount plus the Accumulation Value as of the date of the change. (See Surrender Charge and Right of Policy Examination)

-    RIGHT OF POLICY EXAMINATION ("FREE LOOK PERIOD")

     The Policy has a free look period during which you may examine the Policy. If for any reason you are dissatisfied, you may return the Policy to us at our Service Office or to our representative within 10 days of delivery of the Policy to you (or within a different period if required by State law). Return the Policy to Jefferson Pilot Financial Insurance Company at One Granite Place, Concord, New Hampshire 03301. Upon its return, the Policy will be deemed void from its beginning. We will return to you within seven days all payments we received on the Policy. Prior to the Allocation Date, we will hold the initial Net Premium, and any other premiums we receive, in our General Account. We will retain any interest earned if the Free Look right is exercised, unless otherwise required by State law.

-    SUPPLEMENTAL BENEFITS

     The supplemental benefits currently available as riders to the Policy include the following:

     - AUTOMATIC INCREASE RIDER--allows for scheduled annual increases in Specified Amount of from 1% to 7%, subject to the terms of the rider.

     - DEATH BENEFIT MAINTENANCE RIDER--Guarantees that the Specified Amount of the Policy to which it is attached (after being reduced by the amount of any increase which may have occurred due to a Death Benefit Option change between the Younger Insured's Attained Age 90 and Attained Age 100) will stay in force until the death of the Survivor of the Insureds, as long as the Rider is in force and the Policy has a positive Surrender Value on the Policy Anniversary nearest the Younger Insured's Attained Age 100. The monthly deduction for the rider will be taken over the 120-month period beginning at the Younger Insured's Attained Age 90 and ending at the Younger Insured's Attained Age 100. The monthly deduction will equal $6.80 per $1,000 of Specified Amount of the Policy. At the Younger Insured's Attained Age 100, all Monthly Deductions on the Policy will cease, the Specified Amount will remain unchanged (after being reduced by the amount of any increase which may have occurred due to a change in Death Benefit Option between the Younger Insured's Attained Age 90 and Attained Age 100), and the Death Benefit Option will be set to Death Benefit Option II.

     - GUARANTEED DEATH BENEFIT RIDER--guarantees that the Policy will stay in force during the guarantee period with a Death Benefit equal to the Specified Amount provided that a cumulative minimum premium requirement is met. The premium requirement is based on Issue Age, sex, smoking status, underwriting class, Specified Amount and Death Benefit Option. There is a monthly charge of $.01 per $1000 of Specified Amount for this rider, which will be deducted from the Policy's Accumulation Value.

     - POLICY SPLIT OPTION RIDER--allows you to exchange the Policy for two individual policies one on each Insured named in the Policy, subject to the terms of the rider.

     - ESTATE PROTECTION RIDER--provides for additional term insurance for 4 years equal to 122% of the Initial Specified Amount. There is a monthly charge for the cost of insurance provided by the rider. There is also a monthly unit expense charge per $1,000 of the rider amount. Some of the charges for this rider may vary by age, sex and underwriting class and increase each year with Attained Age. The charge is taken as a monthly deduction from the Policy. The rider may be terminated at any time.

     - SPECIFIED INSURED TERM RIDER--provides term insurance coverage on one or both of the Insureds, subject to the terms of the rider. There is a monthly charge for the cost of insurance provided by the rider. The charge for this rider may vary by age, sex and underwriting class and increases each year with Attained Age. The charge is taken as a monthly deduction from the Policy. The rider may be terminated at any time.

     - SUPPLEMENTAL COVERAGE RIDER--allows the Policyowner to purchase supplemental coverage, increasing the Death Benefit under the Policy. The Specified Amount of supplemental coverage will be added to the Specified Amount of the Policy to determine the Death Benefit, the net amount at risk and the Cost of Insurance of the Policy. There is a monthly charge for the cost of insurance provided by the rider. This charge is based on the portion of the Net Amount at Risk attributable to the Rider. There is also an acquisition expense charge in the first 2 years, guaranteed not to exceed 2% of the Load Basis Amount per month in year 1 and 1% of the Load Basis Amount per month in year 2. The Load Basis Amount is an amount of $1,000 of supplemental coverage, which varies by Issue Age, sex and smoking status of the Insureds. There is also a unit expense charge, guaranteed not to exceed $0.08 per $1,000 of supplemental coverage in years 1-10 and $0.02 per $1,000 in years 11 and thereafter per month. The rider Specified Amount may be decreased at any time after the first Policy Year, but may not be decreased below the rider Minimum Specified Amount. Charges are deducted monthly from the Policy's Accumulation Value. Under certain circumstances, the Policy can be combined with the Supplemental Coverage Rider to result in a combined Death Benefit equal to the same Death Benefit that could be acquired under the Policy without the Rider. Combining the Policy and the Supplemental Coverage Rider will result in current charges that are less than for all base coverage under the Policy. However, the guaranteed maximum Policy charges do not apply to the Rider. Therefore, adding the Rider will result in guaranteed maximum charges that are higher than for base coverage under the Policy without the Rider. This Rider will terminate at the Insured's Attained Age 100.

     Rider features and availability will vary by state.

     Other riders for supplemental benefits may become available under the Policy from time to time. The charges for each of these riders are described in your Policy.

     DEATH BENEFIT

     The Death Benefit under the Policy will be paid in a lump sum unless you or the Beneficiary have elected that they be paid under one or more of the available Settlement Options.

     Payment of the Death Benefit may be delayed if the Policy is being contested. You may elect a Settlement Option for the Beneficiary and deem it irrevocable. You may revoke or change a prior election. The Beneficiary may make or change an election within 90 days of the Second Death, unless you have made an irrevocable election.

     All or part of the Death Benefit may be applied under one of the Settlement Options, or such options as we may choose to make available in the future.

     If the Policy is assigned as collateral security, we will pay any amount due the assignee in a lump sum. Any excess Death Benefit due will be paid as elected.

     (See "Right to Defer Payment" and "Policy Settlement")

     POLICY SETTLEMENT


     We will pay proceeds in whole or in part in the form of a lump sum or the Settlement Options which we may make available upon the death of the Insured or upon Surrender. You may contact us at any time for information on currently available settlement options.

     A written request may be made to elect, change or revoke a Settlement Option before payments begin under any Settlement Option. This request will take effect upon its filing at our Service Office. If you have not elected a Settlement Option when the Death Benefit becomes payable to the Beneficiary, that Beneficiary may make the election.

     ADDITIONAL INFORMATION

-    REPORTS TO POLICYOWNERS

     We will maintain all records relating to the Separate Account. At least once in each Policy Year, we will send you an Annual Summary containing the following information:

     1. A statement of the current Accumulation Value and Cash Value since the prior report or since the Issue Date, if there has been no prior report;

     2. A statement of all premiums paid and all charges incurred;

     3. The balance of outstanding Policy Loans for the previous calendar year;

     4. Any reports required by the 1940 Act.

     Securities and Exchange Commission rules permit us to mail a single prospectus, annual and semiannual report to each household. If you prefer to receive Separate Mailing for each member of your household, you may notify us by calling 1-800-258-3648 X 7719.

     We will promptly mail confirmation notices at the time of the following transactions:


     1. Policy placement;


     2. receipt of premium payments;

     3. initial allocation among Divisions on the Allocation Date;

     4. transfers among Divisions;

     5. change of premium allocation;

     6. change between Death Benefit Options;

     7. decreases in Specified Amount;

     8. withdrawals, surrenders or loans;

     9. receipt of loan repayments;

     10. reinstatements; and

     11. redemptions due to insufficient funds.

-    RIGHT TO INSTRUCT VOTING OF FUND SHARES

     In accordance with our view of present applicable law, we will vote the shares of the Funds held in the Separate Account in accordance with instructions received from Policyowners having a voting interest in the Funds. Policyowners having such an interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions. The number of shares you have a right to vote will be determined as of a record date established by the Fund. The number of votes that you are entitled to direct with respect to a Portfolio will be determined by dividing your Policy's Accumulation Value in a Division by the net asset value per share of the corresponding Portfolio in which the Division invests. We will solicit your voting instructions by mail at least 14 days before any shareholders meeting.

     We will cast the votes at meetings of the shareholders of the Portfolio and our votes will be based on instructions received from Policyowners. However, if the 1940 Act or any regulations thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Portfolio in our right, we may elect to do so.

     We will vote Portfolio shares for which we do not receive timely instructions and Portfolio shares which are not otherwise attributable to Policyowners in the same proportion as the voting instruction which we receive for all Policies participating in each Portfolio through the Separate Account.

-    DISREGARD OF VOTING INSTRUCTIONS

     When required by state insurance regulatory authorities, we may disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Portfolio or to approve or disapprove an investment advisory contract for a Portfolio. We may also disregard voting instructions initiated by a Policyowner in favor of changes in the investment policy or the investment adviser of the Portfolio if we reasonably disapprove of such changes.

     We only disapprove a change if the proposed change is contrary to state law or prohibited by state regulatory authorities or if we determine that the change would have an adverse effect on the Separate Account if the proposed investment policy for a Portfolio would result in overly speculative or unsound investments. In the event that we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

-    STATE REGULATION

     Jefferson Pilot Financial Insurance Company is governed under the laws of the State of Nebraska.

     An annual statement is filed with the Nebraska Insurance Commission on or before March 1 of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically the Commissioner examines the assets and liabilities of the Company and the Separate Account and verifies their accuracy and a full examination of the Company's operations is conducted by the Commissioner at least every five years.

     In addition, the Company is subject to the insurance laws and regulations of other states in which it is licensed to operate. Generally, the insurance department of any other state applies to the laws of the state of domicile in determining permissible investments.

     The Policy will be offered for sale in all jurisdictions where we are authorized to do business and where the Policy has been approved by the appropriate Insurance Department or regulatory authorities. Individual Policy features may not be available in all states or may vary by state. Any significant variations from the information appearing in this Prospectus which are required due to individual state requirements are contained in your Policy.

-    LEGAL MATTERS

     We know of no pending material legal proceedings pending to which either the Separate Account or the Company is a party or which would materially affect the Separate Account. The legal validity of the securities described in the prospectus has been passed on by our Counsel. The law firm of Jorden Burt, LLP, 1025 Thomas Jefferson Street, Suite 400, East Lobby, Washington, DC 20007-5201, serves as our Special Counsel with regard to the federal securities laws.

-    FINANCIAL STATEMENTS


     The financial statements of the Separate Account at December 31, 2003 and for each of the two years in the period ended, the consolidated financial statements of Jefferson Pilot Financial Insurance Company and subsidiary at December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003, and the accompanying independent auditors' reports, appear in the Statement of Additional Information. Our financial statements which are included in the Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Policy. They should not be considered as bearing on the investment experience of the assets held in the Separate Account.


-    EMPLOYMENT BENEFIT PLANS

     Employers and employee organizations should consider, in connection with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a Policy in connection with an employment-related insurance or benefit plan. The U.S. Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

     TAX MATTERS

-    GENERAL

     Following is a discussion of the federal income tax considerations relating to the Policy. This discussion is based on our understanding of federal income tax laws as they now exist and are currently interpreted by the Internal Revenue Service. These laws are complex and tax results may vary among individuals. Anyone contemplating the purchase of or the exercise of elections under the Policy should seek competent tax advice.

-    FEDERAL TAX STATUS OF THE COMPANY

     We are taxed as a life insurance company in accordance with the Internal Revenue Code of 1986 as amended ("Code"). For federal income tax purposes, the operations of each Separate Account form a part of our total operations and are not taxed separately, although operations of each Separate Account are treated separately for accounting and financial statement purposes. Both investment income and realized capital gains of the Separate Account are reinvested without tax since the Code does not impose a tax on the Separate Account for these amounts. However, we reserve the right to make a deduction for such tax should it be imposed in the future.

-    LIFE INSURANCE QUALIFICATION

     The Policy contains provisions not found in traditional life insurance policies. However, we believe that it should qualify under the Code as a life insurance contract for federal income tax purposes, with the result that all Death Benefits paid under the Policy will generally be excludable from the gross income of the Policy's Beneficiary.

     Section 7702 of the Code includes a definition of life insurance for tax purposes. The definition provides limitations on the relationship between the Death Benefit and the account value. If necessary, we will increase your death benefit to maintain compliance with Section 7702.

     The Policy is intended to qualify as life insurance under the Code. The Death Benefit provided by the Policy is intended to qualify for the federal income tax exclusion. If at any time you pay a premium that would exceed the amount allowable for such qualification, we will either refund the excess premium to you or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

     If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

     We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option or any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.

     A modified endowment contract is a life insurance policy which fails to meet a "seven-pay" test. In general, a Policy will fail the seven-pay test if the cumulative amount of premiums paid under the Policy at any time during the first seven Policy Years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical Policy issued on the same insured and for the same initial Death Benefit which, under specified conditions (which include the absence of expense and administrative charges), would be fully paid for after seven years. Your Policy will be treated as a modified endowment contract unless the cumulative premiums paid under your Policy, at all times during the first seven Policy Years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical Policy on or before such times.

     The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a premium that would cause your Policy to be deemed a MEC and you do not consent to MEC status for your Policy, we will either refund the excess premium to you or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

     If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

     We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We may also notify you of other options available to you to keep the Policy in compliance.

     Whenever there is a "material change" under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and subject to a new seven-pay premium period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prospective adjustment formula, the Policy Account Value of the Policy at the time of such change. A materially changed Policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in the death benefit option, the selection of additional benefits, the restoration of a terminated Policy and certain other changes.

     If the benefits under your Policy are reduced, for example, by requesting a decrease in Specified Amount, or in some cases by making partial withdrawals, terminating additional benefits under a rider, changing the death benefit option, or as a result of Policy termination, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the Policy will become a modified endowment contract unless you request a refund of the excess premium, as outlined above. We also may offer you the choice of moving the excess premium to an advance premium deposit fund account, as outlined above. Generally, a life insurance policy which is received in exchange for a modified endowment contract or a modified endowment contract which terminates and is restored, will also be considered a modified endowment contract.

     If a Policy is deemed to be a modified endowment contract, any distribution from the Policy will be taxed in a manner comparable to distributions from annuities (i.e., on an "income first" basis); distributions for this purpose include a loan, pledge, assignment or partial withdrawal. Any such distributions will be considered taxable income to the extent Accumulation Value under the Policy exceeds investment in the Policy.

     A 10% penalty tax will also apply to the taxable portion of such a distribution. No penalty will apply to distributions (i) to taxpayers
     59 1/2 years of age or older, (ii) in the case of a disability which can be expected to result in death or to be of indefinite duration or (iii) received as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.

     To the extent a Policy becomes a modified endowment contract, any distribution, as defined above, which occurs in the Policy Year it becomes a modified endowment contract and in any year thereafter, will be taxable income to you. Also, any distributions within two years before a Policy becomes a modified endowment contract will also be income taxable to you to the extent that Accumulation Value exceeds investment in the Policy, as described above. The Secretary of the Treasury has been authorized to prescribe rules which would similarly treat other distributions made in anticipation of a Policy becoming a modified endowment contract. For purposes of determining the amount of any distribution includible in income, all modified endowment contracts which are issued by the same insurer, or its affiliates, to the same policyowner during any calendar year are treated as one contract.

     We believe the Policy will continue to qualify as life insurance under the Code; however, there is some uncertainty regarding this treatment. It is possible, therefore, that you would be viewed as constructively receiving the Surrender Value in the year in which the Insured attains age 100 and would realize taxable income at that time, even if the Policy proceeds were not distributed at that time.

     The foregoing summary does not purport to be complete or to cover all situations, and, as always, there is some degree of uncertainty with respect to the application of the current tax laws. In addition to the provisions discussed above, Congress may consider other legislation which, if enacted, could adversely affect the tax treatment of life insurance policies. Also, the Treasury Department may amend current regulations or adopt new regulations with respect to this and other Code provisions. Therefore, you are advised to consult a tax adviser for more complete tax information, specifically regarding the applicability of the Code provisions to your situation.

     Under normal circumstances, if the Policy is not a modified endowment contract, loans received under the Policy will be construed as your indebtedness. You are advised to consult a tax adviser or attorney regarding the deduction of interest paid on loans.

     Even if the Policy is not a modified endowment contract, a partial withdrawal together with a reduction in death benefits during the first 15 Policy Years may create taxable income for you. The amount of that taxable income is determined under a complex formula and it may be equal to part or all of, but not greater than, the income on the contract. A partial withdrawal made after the first 15 Policy Years will be taxed on a recovery of premium-first basis, and will only be subject to federal income tax to the extent such proceeds exceed the total amount of premiums you have paid that have not been previously withdrawn.

     If you make a partial withdrawal, surrender, loan or exchange of the Policy, we may be required to withhold federal income tax from the portion of the money you receive that is includible in your federal gross income. A Policyowner who is not a corporation may elect not to have such tax withheld; however, such election must be made before we make the payment. In addition, if you fail to provide us with a correct taxpayer identification number (usually a social security number) or if the Treasury notifies us that the taxpayer identification number which has been provided is not correct, the election not to have such taxes withheld will not be effective. In any case, you are liable for payment of the federal income tax on the taxable portion of money received, whether or not an election to have federal income tax withheld is made. If you elect not to have federal income tax withheld, or if the amount withheld is insufficient, then you may be responsible for payment of estimated tax. You may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are insufficient. We suggest that you consult with a tax adviser as to the tax implications of these matters.

     In the event that a Policy is owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, tax consequences of ownership or receipt of proceeds under the Policy could differ from those stated herein. However, if ownership of such a Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the federal tax rules described above. A Policy owned by a trustee under such a plan may be subject to restrictions under ERISA and a tax adviser should be consulted regarding any applicable ERISA requirements.

     The Internal Revenue Service imposes limitations on the amount of life insurance that can be owned by a retirement plan. Clients should consult their tax advisors about the tax consequences associated with the sale or distribution of the Policy from the qualified plan and the potential effect of IRS Notice 89-25.

     The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans and others, where the tax consequences may vary depending on the particular facts and circumstances of each individual arrangement. A tax adviser should be consulted regarding the tax attributes of any particular arrangement where the value of it depends in part on its tax consequences.

     Federal estate and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each Policyowner and Beneficiary.

     Current Treasury regulations set standards for diversification of the investments underlying variable life insurance policies in order for such policies to be treated as life insurance. We believe we presently are and intend to remain in compliance with the diversification requirements as set forth in the regulations. If the diversification requirements are not satisfied, the Policy would not be treated as a life insurance contract. As a consequence to you, income earned on a Policy would be taxable to you in the calendar quarter in which the diversification requirements were not satisfied, and for all subsequent calendar quarters.

     The Secretary of the Treasury may issue a regulation or a ruling which will prescribe the circumstances in which a Policyowner's control of the investments of a segregated account may cause the Policyowner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulation or ruling could impose requirements that are not reflected in the Policy, relating, for example, to such elements of Policyowner control as premium allocation, investment selection, transfer privileges and investment in a Division focusing on a particular investment sector. Failure to comply with any such regulation or ruling presumably would cause earnings on a Policyowner's interest in Separate Account A to be includible in the Policyowner's gross income in the year earned. However, we have reserved certain rights to alter the Policy and investment alternatives so as to comply with such regulation or ruling. We believe that any such regulation or ruling would apply prospectively. Since the regulation or ruling has not been issued, there can be no assurance as to the content of such regulation or ruling or even whether application of the regulation or ruling will be prospective. For these reasons, Policyowners are urged to consult with their own tax advisers.

     The foregoing summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent advisers should be consulted for more complete information.

-    CHARGES FOR JP FINANCIAL INCOME TAXES

     We are presently taxed as a life insurance company under the provisions of the Code. The Code specifically provides for adjustments in reserves for variable policies, and we will include flexible premium life insurance operations in our tax return in accordance with these rules.

     Currently no charge is made against the Separate Account for our federal income taxes, or provisions for such taxes, that may be attributable to the Separate Account. We may charge each Division for its portion of any income tax charged to us on the Division or its assets. Under present laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. However, if they increase, we may decide to make charges for such taxes or provisions for such taxes against the Separate Account. We would retain any investment earnings on any tax charges accumulated in a Division. Any such charges against the Separate Account or its Divisions could have an adverse effect on the investment experience of such Division.

     MISCELLANEOUS POLICY PROVISIONS

-    THE POLICY

     The Policy which you receive, the application you make when you purchase the Policy, any applications for any changes approved by us and any riders constitute the whole contract. Copies of all applications are attached to and made a part of the Policy.

     Application forms are completed by the applicants and forwarded to us for acceptance. Upon acceptance, the Policy is prepared, executed by our duly authorized officers and forwarded to you.

     We reserve the right to make a change in the Policy; however, we will not change any terms of the Policy beneficial to you.

-    PAYMENT OF BENEFITS

     All benefits are payable at our Service Office. We may require submission of the Policy before we grant Policy Loans, make changes or pay benefits.

-    SUICIDE AND INCONTESTABILITY

     SUICIDE EXCLUSION--In most states, if either Insured dies by suicide, while sane or insane, within 2 years from the Issue Date of this Policy, this Policy will end and we will refund premiums paid, without interest, less any Policy Debt and less any withdrawal.

     INCONTESTABILITY--We will not contest or revoke the insurance coverage provided under the Policy after the Policy has been in force during the lifetime of both Insureds for two years from the Issue Date or the effective date of a reinstatement.

-    PROTECTION OF PROCEEDS

     To the extent provided by law, the proceeds of the Policy are not subject to claims by a Beneficiary's creditors or to any legal process against any Beneficiary.

-    NONPARTICIPATION

     The Policy is not entitled to share in our divisible surplus. No dividends are payable.

-    CHANGES IN OWNER AND BENEFICIARY; ASSIGNMENT

     Unless otherwise stated in the Policy, you may change the Policyowner and the Beneficiary, or both, at any time while the Policy is in force. A request for such change must be made in writing and sent to us at our Service Office. After we have agreed, in writing, to the change, it will take effect as of the date on which your written request was signed.

     The Policy may also be assigned. No assignment of Policy will be binding on us unless made in writing and sent to us at our Service Office. We will use reasonable procedures to confirm that the assignment is authentic. Otherwise, we are not responsible for the validity of any assignment. Your rights and the Beneficiary's interest will be subject to the rights of any assignee of record.

-    MISSTATEMENTS

     If the age or sex of either Insured has been misstated in an application, including a reinstatement application, we will adjust the benefits payable to reflect the correct age or sex.

     APPENDIX A

-    ILLUSTRATIONS OF ACCUMULATION VALUES, CASH VALUES AND DEATH BENEFITS

     Following are a series of tables that illustrate how the Accumulation Values, Cash Values and Death Benefits of a Policy change with the investment performance of the Portfolios. The tables show how the Accumulation Values, Cash Values and Death Benefits of a Policy issued to Insureds of a given age and given premium would vary over time if the return on the assets held in each Portfolio of the Funds were a constant gross annual rate of 0%, 6%, and 12%. The gross rates of return do not reflect the deduction of charges and expenses of the Portfolios. The tables on pages A-2 through A-7 illustrate a Survivorship Policy issued to a male, age 55, under a standard rate non-smoker underwriting risk classification and a female, age 50, under a standard rate non-smoker underwriting risk classification. The Accumulation Values, Cash Values and Death Benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.

     The amount of the Accumulation Value exceeds the Cash Value during the first nine Policy Years due to the Surrender Charge. For Policy Years ten and after, the Accumulation Value and Cash Value are equal, since the Surrender Charge has been reduced to zero.

     The second column shows the Accumulation Value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the Accumulation Values and the fourth and seventh columns illustrate the Cash Values of the Policy over the designated period. The Accumulation Values shown in the third column and the Cash Values shown in the fourth column assume the monthly charge for cost of insurance is based upon the current cost of insurance rates and assume a monthly Accumulation Value adjustment and that the Mortality and Expense Risk Charge is charged at current rates. The current cost of insurance rates, which may be modified at any time, are based on the sex, Issue Ages, Policy Year, and rating class of the Insured(s), and the Specified Amount of the Policy. The Accumulation Values shown in the sixth column and the Cash Values shown in the seventh column assume the monthly charge for cost of insurance is based upon the maximum cost of insurance rates allowable, which are based on the Commissioner's 1980 Standard Ordinary Mortality Table Male and Female. The fifth and eighth columns illustrate the death benefit of a Policy over the designated period. The illustrations of Death Benefits reflect the same assumptions as the Accumulation Values and Cash Values. The Death Benefit values also vary between tables, depending upon whether Option 1 or Option 2 Death Benefits are illustrated.

     The amounts shown for the Death Benefit, Accumulation Values, and Cash Values reflect the fact that the net investment return of the Divisions is lower than the gross rates of return on the assets in the Divisions, as a result of expenses paid by the Portfolios and charges levied against the Divisions.


     The policy values shown take into account a daily investment advisory fee equivalent to the maximum annual rate of .68% of the aggregate average daily net assets of the Portfolios plus an assumed charge of .44% of the aggregate average daily net assets to cover expenses incurred by the Portfolios for the twelve months ended December 31, 2003. The .68% investment advisory fee is an arithmetic average of the individual investment advisory fees of the forty-three Portfolios. The .44% expense figure is an arithmetic average of the annual expenses of the Jefferson Pilot Variable Fund Portfolios, the Franklin Templeton Portfolios, the American Century VP Portfolios, the AFIS Portfolios, the Goldman Sachs Portfolio, the Fidelity VIP Portfolios, the MFS Portfolio, the PIMCO Portfolio, the ProFunds, the Scudder VIT Portfolio, and the Vanguard VIF Portfolios. Portfolio fees and expenses used in the illustrations do not reflect any expense reimbursements or fee waivers, which are terminable by the Portfolios and/or their investment advisers as described in the Policy prospectus under Fee Table and in the prospectuses for the Portfolios. Expenses for the unaffiliated Portfolios were provided by the investment managers for these Portfolios and JP Financial has not independently verified such information. The policy values also take into account a daily charge to each Division for the Mortality and Expense Risk Charge, which is equivalent to a charge at a current annual rate of 1.00% (1.25% guaranteed) of the average net assets of the Divisions in Policy Years 1 through 10 and .40% (0.85% guaranteed) in Policy Years 11 and thereafter. After deduction of these amounts, the illustrated gross investment rates of 0%, 6%, and 12% correspond to approximate current net annual rates of 2.12%, 3.88%, and 9.88%, respectively, and approximate guaranteed net annual rates of -2.37%, 3.63% and 9.63%, respectively.


     The assumed annual premium used in calculating Accumulation Value, Cash Value, and Death Benefits is net of the 2.5% state premium tax charge, and the 1.25% federal income tax charge. It also reflects deduction of the Monthly Deduction and addition of the monthly Accumulation Value adjustment. As part of the Monthly Deduction, the Monthly Acquisition Charge of 2% of the Load Basis Amount per month in Policy Year 1 and 1% of the Load Basis Amount per month in Policy Year 2 has been deducted. The Load Basis Amount varies by sex, Issue Age and rating class of the Insureds.

     The hypothetical values shown in the tables do not reflect any charges for federal income taxes or other taxes against Separate Account C since JP Financial is not currently making such charges. However, if, in the future, such charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the Accumulation Values, Cash Values and Death Benefits illustrated.

     The tables illustrate the policy values that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year, if all net premiums are allocated to Separate Account C, and if no policy loans have been made. The values would vary from those shown if the assumed annual premium payments were paid in installments during a year. The values would also vary if the Policyowner varied the amount or frequency of premium payments. The tables also assume that the Policyowner has not requested a decrease in Specified Amount, that no withdrawals have been made and no surrender charges imposed, and that no transfers have been made and no transfer charges imposed.

     Upon request, we will provide a comparable illustration based upon the proposed Insureds' ages, sex and rating class, the Specified Amount requested, the proposed frequency and amount of premium payments and any available riders requested. Existing Policyowners may request illustrations based on existing Cash Value at the time of request. We reserve the right to charge an administrative fee of up to $25 for such illustrations.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
      ENSEMBLE SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY



DEATH BENEFIT OPTION: I                                     ASSUMED HYPOTHETICAL GROSS ANNUAL
MALE STANDARD NON-SMOKER ISSUE AGE 55                           RATE OF RETURN(1):      (CURRENT)         12%     (9.88% NET)
FEMALE STANDARD NON-SMOKER ISSUE AGE 50                                                 (GUARANTEED)      12%     (9.63% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT                                       ASSUMED ANNUAL PREMIUM(2): $10,000



                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END        ACCUMULATED         ------------------------------------------        -------------------------------------------
   OF        AT 5% INTEREST       ACCUMULATION        CASH          DEATH           ACCUMULATION         CASH          DEATH
  YEAR          PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
  ----       --------------       ------------      --------      ----------        ------------       --------      ----------
    1            10,500                 7,399               0     1,000,000               7,379               0     1,000,000
    2            21,525                16,589           7,229     1,000,000              16,527           7,167     1,000,000
    3            33,101                27,722          18,362     1,000,000              27,590          18,230     1,000,000
    4            45,256                39,780          30,420     1,000,000              39,543          30,183     1,000,000
    5            58,019                52,826          43,466     1,000,000              52,444          43,084     1,000,000
    6            71,420                66,924          59,434     1,000,000              66,352          58,862     1,000,000
    7            85,491                82,146          76,526     1,000,000              81,328          75,708     1,000,000
    8           100,266                98,733          94,993     1,000,000              97,442          93,702     1,000,000
    9           115,779               116,991         115,121     1,000,000             114,767         112,897     1,000,000
   10           132,068               137,070         137,070     1,000,000             133,379         133,379     1,000,000
   15           226,575               281,332         281,332     1,000,000             255,397         255,397     1,000,000
   20           347,193               520,521         520,521     1,000,000             433,123         433,123     1,000,000
   25           501,135               920,111         920,111     1,000,000             705,003         705,003     1,000,000
   30           697,608             1,591,576       1,591,576     1,671,155(4)        1,176,473       1,176,473     1,235,297(4)
   35           948,363             2,699,662       2,699,662     2,834,645(4)        1,943,508       1,943,508     2,040,683(4)
   40         1,268,398             4,509,976       4,509,976     4,735,475(4)        3,125,646       3,125,646     3,281,928(4)
   45         1,676,852             7,505,879       7,505,879     7,580,938(4)        5,016,650       5,016,650     5,066,817(4)
   50         2,198,154            12,538,373      12,538,373    12,663,757(4)        8,107,469       8,107,469     8,188,543(4)
--------------------------



(1) For Policy Years 11 and thereafter, the illustrated net annual rate of return equals 10.48% on the current basis and 10.03% on the guaranteed basis.

(2) Assumes a $10,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See `'Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
      ENSEMBLE SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY



DEATH BENEFIT OPTION: I                                     ASSUMED HYPOTHETICAL GROSS ANNUAL
MALE STANDARD NON-SMOKER ISSUE AGE 55                           RATE OF RETURN(1):      (CURRENT)          6%     (3.88% NET)
FEMALE STANDARD NON-SMOKER ISSUE AGE 50                                                 (GUARANTEED)       6%     (3.63% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT                                       ASSUMED ANNUAL PREMIUM(2): $10,000



                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END        ACCUMULATED         ------------------------------------------        -------------------------------------------
   OF        AT 5% INTEREST       ACCUMULATION        CASH          DEATH           ACCUMULATION         CASH          DEATH
  YEAR          PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
  ----       --------------       ------------      --------      ----------        ------------       --------      ----------
    1            10,500                 6,918               0     1,000,000               6,898               0     1,000,000
    2            21,525                15,131           5,771     1,000,000              15,072           5,712     1,000,000
    3            33,101                24,667          15,307     1,000,000              24,545          15,185     1,000,000
    4            45,256                34,402          25,042     1,000,000              34,191          24,831     1,000,000
    5            58,019                44,314          34,954     1,000,000              43,987          34,627     1,000,000
    6            71,420                54,376          46,886     1,000,000              53,905          46,415     1,000,000
    7            85,491                64,559          58,939     1,000,000              63,912          58,292     1,000,000
    8           100,266                74,991          71,251     1,000,000              73,972          70,232     1,000,000
    9           115,779                85,850          83,980     1,000,000              84,046          82,176     1,000,000
   10           132,068                97,136          97,136     1,000,000              94,084          94,084     1,000,000
   15           149,171               166,627         166,627     1,000,000             145,631         145,631     1,000,000
   20                                 250,405         250,405     1,000,000             181,309         181,309     1,000,000
   25           226,575               347,471         347,471     1,000,000             170,480         170,480     1,000,000
   30           248,404               448,593         448,593     1,000,000              30,795          30,795     1,000,000
   35           295,390               539,607         539,607     1,000,000                   0               0             0
   40           347,193               605,178         605,178     1,000,000                   0               0             0
   45           501,135               628,842         628,842     1,000,000                   0               0             0
   50           948,363               569,269         569,269     1,000,000                   0               0             0
--------------------------



(1) For Policy Years 11 and thereafter, the illustrated net annual rate of return equals 4.48% on the current basis and 4.03% on the guaranteed basis.

(2) Assumes a $10,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
      ENSEMBLE SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY



DEATH BENEFIT OPTION: I                                     ASSUMED HYPOTHETICAL GROSS ANNUAL
MALE STANDARD NON-SMOKER ISSUE AGE 55                           RATE OF RETURN(1):      (CURRENT)          0%    (-2.12% NET)
FEMALE STANDARD NON-SMOKER ISSUE AGE 50                                                 (GUARANTEED)       0%    (-2.37% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT                                       ASSUMED ANNUAL PREMIUM(2): $10,000



                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END        ACCUMULATED         ------------------------------------------        -------------------------------------------
   OF        AT 5% INTEREST       ACCUMULATION        CASH          DEATH           ACCUMULATION         CASH          DEATH
  YEAR          PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
  ----       --------------       ------------      --------      ----------        ------------       --------      ----------
    1            10,500                 6,438               0     1,000,000               6,418               0     1,000,000
    2            21,525                13,734           4,374     1,000,000              13,677           4,317     1,000,000
    3            33,101                21,847          12,487     1,000,000              21,734          12,374     1,000,000
    4            45,256                29,621          20,261     1,000,000              29,434          20,074     1,000,000
    5            58,019                37,034          27,674     1,000,000              36,755          27,395     1,000,000
    6            71,420                44,059          36,569     1,000,000              43,672          36,182     1,000,000
    7            85,491                50,666          45,046     1,000,000              50,156          44,536     1,000,000
    8           100,266                56,986          53,246     1,000,000              56,177          52,437     1,000,000
    9           115,779                63,186          61,316     1,000,000              61,700          59,830     1,000,000
   10           132,068                69,254          69,254     1,000,000              66,682          66,682     1,000,000
   15           226,575               101,779         101,779     1,000,000              84,381          84,381     1,000,000
   20           347,193               128,520         128,520     1,000,000              73,247          73,247     1,000,000
   25           501,135               142,817         142,817     1,000,000               4,668           4,668     1,000,000
   30           697,608               125,288         125,288     1,000,000                   0               0             0
   35           948,363                36,591          36,591     1,000,000                   0               0             0
   40                 0                     0               0             0                   0               0             0
   45                 0                     0               0             0                   0               0             0
   50                 0                     0               0             0                   0               0             0
--------------------------



(1) For Policy Years 11 and thereafter, the illustrated net annual rate of return equals -1.52% on the current basis and -1.97% on the guaranteed basis.

(2) Assumes a $10,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
      ENSEMBLE SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY



DEATH BENEFIT OPTION: II                                    ASSUMED HYPOTHETICAL GROSS ANNUAL
MALE STANDARD NON-SMOKER ISSUE AGE 55                           RATE OF RETURN(1):      (CURRENT)         12%     (9.88% NET)
FEMALE STANDARD NON-SMOKER ISSUE AGE 50                                                 (GUARANTEED)      12%     (9.63% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT                                       ASSUMED ANNUAL PREMIUM(2): $10,000



                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END        ACCUMULATED         ------------------------------------------        -------------------------------------------
   OF        AT 5% INTEREST       ACCUMULATION        CASH          DEATH           ACCUMULATION         CASH          DEATH
  YEAR          PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
  ----       --------------       ------------      --------      ----------        ------------       --------      ----------
    1            10,500                 7,399               0     1,007,399               7,378               0     1,007,378
    2            21,525                16,585           7,225     1,016,585              16,523           7,163     1,016,523
    3            33,101                27,709          18,349     1,027,709              27,577          18,217     1,027,577
    4            45,256                39,746          30,386     1,039,746              39,510          30,150     1,039,510
    5            58,019                52,751          43,391     1,052,751              52,370          43,010     1,052,370
    6            71,420                66,778          59,288     1,066,778              66,206          58,716     1,066,206
    7            85,491                81,881          76,261     1,081,881              81,066          75,446     1,081,066
    8           100,266                98,301          94,561     1,098,301              96,998          93,258     1,096,998
    9           115,779               116,350         114,480     1,116,350             114,050         112,180     1,114,050
   10           132,068               136,170         136,170     1,136,170             132,264         132,264     1,132,264
   15           226,575               277,845         277,845     1,277,845             248,037         248,037     1,248,037
   20           347,193               508,733         508,733     1,508,733             397,806         397,806     1,397,806
   25           501,135               878,061         878,061     1,878,061             564,912         564,912     1,564,912
   30           697,608             1,448,148       1,448,148     2,448,148             684,580         684,580     1,684,580
   35           948,363             2,300,441       2,300,441     3,300,441             618,685         618,685     1,618,685
   40         1,268,398             3,555,443       3,555,443     4,555,443             100,172         100,172     1,100,172
   45         1,676,852             5,428,303       5,428,303     6,428,303                   0               0             0
   50         2,198,154             8,312,351       8,312,351     9,312,351                   0               0             0
--------------------------



(1) For Policy Years 11 and thereafter, the illustrated net annual rate of return equals 10.48% on the current basis and 10.03% on the guaranteed basis.

(2) Assumes a $10,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
      ENSEMBLE SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY



DEATH BENEFIT OPTION: II                                    ASSUMED HYPOTHETICAL GROSS ANNUAL
MALE STANDARD NON-SMOKER ISSUE AGE 55                           RATE OF RETURN(1):      (CURRENT)          6%     (3.88% NET)
FEMALE STANDARD NON-SMOKER ISSUE AGE 50                                                 (GUARANTEED)       6%     (3.63% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT                                       ASSUMED ANNUAL PREMIUM(2): $10,000



                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END        ACCUMULATED         ------------------------------------------        -------------------------------------------
   OF        AT 5% INTEREST       ACCUMULATION        CASH          DEATH           ACCUMULATION         CASH          DEATH
  YEAR          PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
  ----       --------------       ------------      --------      ----------        ------------       --------      ----------
    1            10,500                 6,917               0     1,006,917               6,897               0     1,006,897
    2            21,525                15,128           5,768     1,015,128              15,068           5,708     1,015,068
    3            33,101                24,656          15,296     1,024,656              24,533          15,173     1,024,533
    4            45,256                34,373          25,013     1,034,373              34,162          24,802     1,034,162
    5            58,019                44,252          34,892     1,044,252              43,926          34,566     1,043,926
    6            71,420                54,260          46,770     1,054,260              53,789          46,299     1,053,789
    7            85,491                64,356          58,736     1,064,356              63,711          58,091     1,063,711
    8           100,266                74,673          70,933     1,074,673              73,645          69,905     1,073,645
    9           115,779                85,397          83,527     1,085,397              83,538          81,668     1,083,538
   10           132,068                96,526          96,526     1,096,526              93,324          93,324     1,093,324
   15           226,575               164,726         164,726     1,164,726             141,577         141,577     1,141,577
   20           347,193               245,201         245,201     1,245,201             166,287         166,287     1,166,287
   25           501,135               332,474         332,474     1,332,474             128,573         128,573     1,128,573
   30           697,608               401,726         401,726     1,401,726                   0               0             0
   35           948,363               401,666         401,666     1,401,666                   0               0             0
   40         1,268,398               253,990         253,990     1,253,990                   0               0             0
   45                 0                     0               0             0                   0               0             0
   50                 0                     0               0             0                   0               0             0
--------------------------



(1) For Policy Years 11 and thereafter, the illustrated net annual rate of return equals 4.48% on the current basis and 4.03% on the guaranteed basis.

(2) Assumes a $10,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
      ENSEMBLE SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY



DEATH BENEFIT OPTION: II                                    ASSUMED HYPOTHETICAL GROSS ANNUAL
MALE STANDARD NON-SMOKER ISSUE AGE 55                           RATE OF RETURN(1):      (CURRENT)          0%    (-2.12% NET)
FEMALE STANDARD NON-SMOKER ISSUE AGE 50                                                 (GUARANTEED)       0%    (-2.37% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT                                       ASSUMED ANNUAL PREMIUM(2): $10,000



                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END        ACCUMULATED         ------------------------------------------        -------------------------------------------
   OF        AT 5% INTEREST       ACCUMULATION        CASH          DEATH           ACCUMULATION         CASH          DEATH
  YEAR          PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
  ----       --------------       ------------      --------      ----------        ------------       --------      ----------
    1            10,500                 6,438               0     1,006,438               6,418               0     1,006,418
    2            21,525                13,731           4,371     1,013,731              13,674           4,314     1,013,674
    3            33,101                21,837          12,477     1,021,837              21,724          12,364     1,021,724
    4            45,256                29,596          20,236     1,029,596              29,409          20,049     1,029,409
    5            58,019                36,983          27,623     1,036,983              36,705          27,345     1,036,705
    6            71,420                43,966          36,476     1,043,966              43,580          36,090     1,043,580
    7            85,491                50,511          44,891     1,050,511              50,003          44,383     1,050,003
    8           100,266                56,752          53,012     1,056,752              55,936          52,196     1,055,936
    9           115,779                62,867          60,997     1,062,867              61,340          59,470     1,061,340
   10           132,068                68,842          68,842     1,068,842              66,165          66,165     1,066,165
   15           226,575               100,730         100,730     1,100,730              82,121          82,121     1,082,121
   20           347,193               126,157         126,157     1,126,157              66,775          66,775     1,066,775
   25           501,135               137,205         137,205     1,137,205                   0               0             0
   30           697,608               111,625         111,625     1,111,625                   0               0             0
   35                 0                11,806          11,806     1,011,806                   0               0             0
   40                 0                     0               0             0                   0               0             0
   45                 0                     0               0             0                   0               0             0
   50                 0                     0               0             0                   0               0             0
--------------------------



(1) For Policy Years 11 and thereafter, the illustrated net annual rate of return equals -1.52% on the current basis and -1.97% on the guaranteed basis.

(2) Assumes a $10,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts. -

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

To learn more about the Separate Account, Jefferson Pilot Financial Insurance Company, and the Policy, you should read the Statement of Additional Information (the "SAI") dated the same date as this prospectus. Please call our Service Office at 1-800-258-3648: (1) to request a copy of the SAI; (2) to receive personalized illustrations of Death Benefits, Accumulation Values, and Surrender Values; and (3) to ask questions about the Policy or make other inquiries.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about the Separate Account and the Policy. Our reports and other information about the Separate Account and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.

Investment Company Act of 1940 Registration File No. 811-8230

                  ENSEMBLE SL VARIABLE UNIVERSAL LIFE INSURANCE

                                   Offered by

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

                  in connection with its JPF Separate Account C

                                ONE GRANITE PLACE

                          CONCORD, NEW HAMPSHIRE 03301
                                  ------------

                       STATEMENT OF ADDITIONAL INFORMATION


This Statement of Additional Information contains information in addition to the information in the current Prospectus for the Jefferson Pilot Financial Insurance Company Ensemble SL Variable Universal Life Insurance Policy (the "Policy") offered by Jefferson Pilot Financial Insurance Company (the "Company"). You may obtain a copy of the Prospectus dated April 30, 2004 by calling 1-800-258-3648, ext. 5394, or by writing the Service Center, One Granite Place, P.O. Box 515, Concord, New Hampshire 03302-0515. The defined terms used in the current Prospectus for the Policy are also used in this Statement of Additional Information.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE POLICY AND THE UNDERLYING FUNDS.


                               DATED: APRIL 30, 2004

                                TABLE OF CONTENTS

                                                                      PAGE

Jefferson Pilot Financial Insurance Company                             3

More Information About the Policy                                       3

Administration                                                          4

Records and Reports                                                     4

Custody of Assets                                                       4

Administrator                                                           5

Principal Underwriter                                                   5

Distribution of the Policy                                              5

Performance Data and Calculations                                       5
    Money Market Division Yield                                         5
    Division Total Return Calculations                                  6
    Other Information                                                   8

Registration Statement                                                  9

Experts                                                                 9

Financial Statements - Jefferson Pilot Financial Insurance Company     10

Financial Statements - JPF Separate Account C

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

Effective April 30, 1997, the Company, then known as Chubb Life Insurance Company of America, was acquired by Jefferson-Pilot Corporation from The Chubb Corporation. Effective May 1, 1998, the Company changed its name to Jefferson Pilot Financial Insurance Company.

Effective August 1, 2000, Alexander Hamilton Life Insurance company of America ("Alexander Hamilton Life") and Guarantee Life Insurance Company ("GLIC") merged with and into the Company, with the Company as the surviving entity. Both Alexander Hamilton Life and GLIC were affiliates of the Company. Alexander Hamilton Life was a stock life company initially organized under the laws of the State of North Carolina in 1981, and reincorporated in the State of Michigan in September 1995. GLIC was a stock life insurance company incorporated under the laws of the State of Nebraska. GLIC originally was organized in 1901 as a mutual assessment association and, after a period as a mutual life insurance company, became a stock life insurance company on December 26, 1995.

Upon the merger, the existence of Alexander Hamilton Life and GLIC ceased, and the Company became the surviving company. At the time of the merger, the Company assumed all of the variable annuity contracts issued by Alexander Hamilton and the applicable separate account became a separate account of the Company. GLIC did not have separate accounts or insurance contracts registered with the SEC.

In approving the merger on July 14, 2000, the boards of directors of the Company, Alexander Hamilton Life and GLIC determined that the merger of three financially strong stock life insurance companies would result in an overall enhanced capital position and reduced expenses, which together, would be in the long-term interests of their respective contract owners. On July 14, 2000, the respective 100% stockholders of the Company, Alexander Hamilton Life and GLIC voted to approve the merger. In addition, the Nebraska Department of Insurance approved the merger.

                        MORE INFORMATION ABOUT THE POLICY

GROUP OR SPONSORED ARRANGEMENTS

Policies may be purchased under group or sponsored arrangements. A group arrangement includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals on a group basis. A sponsored arrangement includes a program under which an employer permits a group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

We may modify the following types of charges for Policies issued in connection with group or sponsored arrangement: the cost of insurance charge, surrender or withdrawal charges, administrative charges, charges for withdrawal or transfer and charges for optional rider benefits. We may also issue Policies in connection with group or sponsored arrangements on a "non-medical" or guaranteed issue basis; actual monthly cost of insurance charges may be higher than the current cost of insurance charges under otherwise identical Policies that are medically underwritten. We may also specify different minimum Specified Amounts at issue for Policies issued in connection with group or sponsored arrangements.

We may also modify or eliminate certain charges or underwriting requirements for Policies issued in connection with an exchange of another JP Financial policy or a policy of any JP Financial affiliate.

The amounts of any reduction, the charges to be reduced, the elimination or modification of underwriting requirements and the criteria for applying a reduction or modification will generally reflect the reduced sales administrative effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction or modification. Reductions and modifications will not be made where prohibited by law and will not be unfairly discriminatory.

                                 ADMINISTRATION

The Company or its affiliates will provide administrative services. The services provided by the Company or its affiliates include issuance and redemption of the Policy, maintenance of records concerning the Policy and certain Owner services.

If the Company or its affiliates do not continue to provide these services, the Company will attempt to secure similar services from such sources as may then be available. Services will be purchased on a basis which, in the Company's sole discretion, affords the best service at the lowest cost. The Company, however, reserves the right to select a provider of services which the Company, in its sole discretion, considers best able to perform such services in a satisfactory manner even though the costs for the service may be higher than would prevail elsewhere.

                               RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by the Company. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, the Company will mail to you at your last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. You will also receive confirmation of each financial transaction and any other reports required by law or regulation.

                                CUSTODY OF ASSETS

Jefferson Pilot Investment Advisory Corporation, an affiliate of the Company, maintains the books and records regarding the Separate Account's investment in the Portfolios. The assets of the Portfolios are held in the custody of the custodian for each Portfolio. See the prospectuses for the Portfolios for information regarding custody of the Portfolios' assets. The assets of each of the Divisions of the Separate Account are segregated and held separate and apart from the assets of the other Divisions and from the Company's General Account assets. The nature of the business of Jefferson Pilot Investment Advisory Corporation is an Investment Advisor and Administrator. The principal business address is: One Granite Place, Concord, NH 03301.

                                 ADMINISTRATOR

Jefferson Pilot Investment Advisory Corporation, an affiliate of the Company, maintains records of all purchases and redemptions of Portfolio shares by each of the Divisions.

                              PRINCIPAL UNDERWRITER

The Company, on its own behalf and on behalf of the Separate Account, entered into an Agreement with Jefferson Pilot Variable Corporation ("JPVC"), One Granite Place, Concord, NH to serve as principal underwriter for the continuous offering of the Policies. JPVC is a wholly-owned subsidiary of Jefferson-Pilot Corporation and is an affiliate of the Company. During the years ended December 31, 2002 and December 31, 2003, JPVC received $6,567,674 and $4,287,655, respectively, in brokerage commissions and did not retain any of these commissions.


                           DISTRIBUTION OF THE POLICY

The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for us, are also registered representatives of broker-dealers who have entered into written sales agreements with JPVC. Any such broker-dealers will be registered with the SEC and will be members of the National Association of Securities Dealers, Inc. We may also offer and sell policies directly.

We will pay commissions under various schedules and accordingly commissions will vary with the form of schedule selected. In any event, commissions to registered representatives are not expected to exceed 90% of first year target premium and 10% of first excess premium; 20% of target premium for the second through the fifteenth Policy Years and 6% of excess premium; and 3% of sixth through tenth year premium for target and excess. Compensation arrangements vary among broker-dealers. The target premium varies by Sex, Issue Age, rating class of the Insured, and Specified Amount. Override payments, expense allowances and bonuses based on specific production levels may be paid. Alternative Commission Schedules will reflect differences in up-front commissions versus ongoing compensation. Except as described in the prospectus, no separate deductions from premiums are made to pay sales commissions or sales expenses.
                        PERFORMANCE DATA AND CALCULATIONS

From time to time we may include in our marketing materials performance of the Divisions as described below. Please remember that past performance is not an estimate or guarantee of future performance and does not necessarily represent the actual experience of amounts invested by a particular Policy owner. Also please note that performance figures shown do not reflect any applicable taxes.

MONEY MARKET DIVISION YIELD

We may include the yield of the Money Market Division in our marketing materials. The Yield of the Money Market Division for a seven-day period is calculated using a standardized method described in the rules of the Securities and Exchange Commission. Under this method, the yield quotation is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit of the Money Market Division at the beginning of such seven-day period, subtracting a hypothetical charge reflecting deductions from Policyowner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest 100th of 1%. Not included in the calculation is the monthly deduction, which consists of the cost of insurance charge, an administrative expense charge, an acquisition charge, and the cost of any optional benefits. Seven-day yield also does not include the effect of the premium tax charge, federal income tax charge, the premium load deducted from premium payments, or the guaranteed monthly accumulation value adjustment. If the yield shown included those charges, the yield shown would be significantly lower.


The seven-day yield of the Money Market Division as of December 31, 2002 was 0.41%.


The yield on amounts held in the Money Market Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Division's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the JPVF Money Market Portfolio, the types and quality of portfolio securities held by the JPVF Money Market Portfolio, and its operating expenses.

DIVISION TOTAL RETURN CALCULATIONS

The Company may from time to time also disclose average annual total returns for one or more of the Divisions for various periods of time. The following table reflects the performance of the Divisions, including deductions for management and other expenses of the Divisions. It is based on an assumed initial investment of $10,000. A Division's total return represents the average annual total return of that Division over a particular period. The performance is based on each Division's unit value and includes a mortality and expense risk charge and underlying Portfolio charges. Not included in the calculation is the monthly deduction, which consists of the cost of insurance charge, an administrative expense charge, an acquisition charge, and the cost of any optional benefits. This calculation of total return also does not include the effect of the premium tax charge, federal income tax charge, the premium load deducted from premium payments, or the guaranteed monthly accumulation value adjustment. If the returns shown included such charges, the returns shown would be significantly lower. Total return figures for periods less than one year are not annualized.

The total rate of return (T) is computed so that it satisfies the formula:
                                n
                         P(1+T)   = ERV

    where:

  P     =   a hypothetical initial payment of $10,000.00
  T     =   average annual total return
  n     =   number of years
ERV     =   ending redeemable value of a hypothetical  $10,000.00 payment made at the beginning of the one, three, five, or ten-year period as of the end of the period (or fractional portion thereof).

                                                                       AVERAGE ANNUAL TOTAL RETURN
                                            CUM.      CUM.
                                INCEPTION  RETURN    RETURN                                  10     SINCE
          DIVISION              DATE (1)     QTD       YTD      1 YEAR    3 YEAR   5 YEAR   YEAR  INCEPTION
JPVF Mid-Cap Growth            05/01/01    12.01      48.11     48.11     N/A       N/A      N/A     -5.71
JPVF Growth                    01/01/98     7.64      29.55     29.55    -14.41     0.87     N/A      5.20
JPVF Strategic Growth (2)      05/01/95    11.33      30.69     30.69    -18.07    -5.13     N/A      7.45
ProFund VP Technology          01/22/01    12.15      44.57     44.57     N/A       N/A      N/A    -20.81
Goldman Sachs VH Capital
Growth (3)                     04/30/98     9.48      22.52     22.52     -8.05    -2.28     N/A      0.07
JPVF Capital Growth            05/01/92    10.12      25.76     25.76    -14.03    -4.87    8.06     11.02
JPVF Small Company             04/18/86     8.38      38.93     38.93     -3.53    -3.76    3.37      6.81
Scudder VIT Small Cap
Index (4)                      08/22/97    14.12      44.60     44.60      4.67     5.37     N/A      4.42
Vanguard(R) VIF Small Company
Growth                         06/03/96    11.34      39.67     39.67      3.16    14.99     N/A     11.85
American Century VP
International                  05/01/94    13.52      23.27     23.27    -11.98    -1.84     N/A      4.24
Fidelity VIP Growth            10/09/86    10.90      31.55     31.55     -9.45     2.00    8.51     10.49
JPVF Mid-Cap Value             05/01/01    15.10      41.72     41.72     N/A       N/A      N/A      6.87
ProFund VP Healthcare          01/22/01     8.08      16.26     16.26     N/A       N/A      N/A     -5.93
American Century VP Value (5)  05/01/96    13.29      27.53     27.53      1.12     7.07     N/A      9.63
JPVF International Equity      01/01/98    17.13      30.07     30.07     -8.80    -5.56     N/A     -1.66
Vanguard(R) VIF Mid-Cap Index  02/09/99    13.29      32.72     32.72      3.36     N/A      N/A     10.05
ProFund VP Financial           01/22/01    11.26      27.70     27.70     N/A       N/A      N/A     -0.15
JPVF Small-Cap Value           05/01/01    15.38      34.44     34.44     N/A       N/A      N/A      9.90
JPVF S&P 500 Index (6)         05/01/00    11.93      27.02     27.02     -5.30     N/A      N/A     -6.83
JPVF Value                     05/01/92    13.07      26.98     26.98     -0.22     2.33    9.33      9.83
Fidelity VIP Equity-Income     10/09/86    14.13      29.03     29.03     -0.06     2.47    9.76     10.02
Templeton Foreign
Securities (7)                 05/01/92    12.74      30.90     30.90     -4.25     0.69    5.54      7.53
MFS(R) Utilities               01/03/95    11.18      34.54     34.54     -8.25     1.17     N/A     10.79
JPVF World Growth Stock        08/01/85    15.81      32.76     32.76      0.49     4.06    6.36      8.87
Fidelity VIP Contrafund(R)     01/03/95    11.19      27.19     27.19     -0.28     2.43     N/A     12.83
Vanguard(R) VIF REIT Index     02/09/99     8.96      34.14     34.14     15.11     N/A      N/A     13.37
JPVF Balanced                  05/01/92     4.47      12.90     12.90     -0.27     3.21    7.37      7.69
JPVF High Yield Bond           01/01/98     5.09      18.33     18.33      6.99     2.99     N/A      2.47
PIMCO Total Return             12/31/97     0.29       4.00      4.00      6.46     5.28     N/A      5.65
JPVF Money Market              08/01/85    -0.13      -0.41     -0.41      0.83    12.16    2.83      3.46
American Funds Growth (6)      02/08/84    12.06      35.45     35.45     -6.36     5.74   12.86     13.75
Fidelity VIP Mid-Cap (10)      12/31/96    15.84      36.88     36.88      5.20    17.78     N/A     18.46
Franklin Small Cap
Value Securities Fund          05/01/98    17.35      30.81     30.81      9.78    10.46     N/A      4.34
American Funds Growth-
Income (8)                     02/08/84    12.00      31.11     31.11      2.47     4.83   11.15     12.34
Fidelity VIP Investment
Grade-Bond (10)                12/05/88     0.42       3.90      3.90      6.60     5.42    5.53      6.65

(1) The Inception Date is the date of inception of the underlying Portfolios, which may be prior to the date the Separate Account commenced operations. The performance for a Division prior to the inception date of the Division is calculated on a hypothetical basis by applying the Policy charges at the rates currently charged to the historical performance of the corresponding Portfolio as if the Policy has been in existence back to the inception date of the Portfolio.

(2) Effective 05/01/03, JPVF Emerging Growth Portfolio changed its name to JPVF Strategic Growth Portfolio.

(3) Following the acquisition by Goldman Sachs Group, Inc. of the Ayco Growth Company, L.P. on 07/01/03, effective 12/18/03, the Ayco Growth Fund merged with and into the Goldman Sachs Capital Growth Fund.

(4) The inception date of Class B shares, in which this Division invests, was 05/01/02. The performance shown for the period from 08/22/97 through 04/30/02 was based on the historical performance of the Portfolio's Class A shares, adjusted to reflect charges applicable to Class B shares.

(5) The inception date of Class II shares, in which this Division invests, was 08/15/01. The performance shown for the period from 05/01/96 through 08/14/01 was based on the historical performance of the Portfolio's Class I shares, adjusted to reflect charges applicable to the Class II shares.

(6) S&P 500 is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Jefferson Pilot Variable Corporation. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the Policy.

(7) The inception date of Class 2 shares, in which this Division invests, was 05/01/97. The performance shown for the period from 05/01/92 through 04/30/97 is based on the historical performance of the Portfolio's Class 1 shares, adjusted to reflect charges applicable to the Class 2 shares. Effective 05/01/02, Templeton International Securities Fund changed its name to Templeton Foreign Securities Fund.

(8) The inception date of Class 2 shares, in which the Divisions invest, was 05/01/97. The performance shown for the period from 02/08/84 though 04/30/97 is based on the historical performance of the Fund's Class 1 shares.

(9) The inception date of Class 2 shares, in which this Division invests, was 01/06/99. The performance shown for the period from 05/01/98 through 01/05/99 is based on the historical performance of the Fund's Class 1 shares.

(10) The inception date of Service Class 2 shares, in which the Division invests, was 01/12/00. The performance shown for the period from 11/03/97 through 01/11/00 is based on the historical performance of the Portfolio's Service Class 1 Shares, and performance for periods prior to 11/03/97 is based on historical performance of the Portfolio's Initial Class shares.

(11) The inception date of Service Class 2 shares, in which the Division invests, was 01/12/00. The performance shown for the period from 12/28/98 through 01/11/00 is based on the historical performance of the Portfolio's Service Class 1 Shares.

OTHER INFORMATION

The following is a partial list of those publications which may be cited in advertising or sales literature describing investment results or other data relative to one or more of the Divisions. Other publications may also be cited.

        Broker World                                     Financial World
        Across the Board                                 Advertising Age
        American Banker                                  Barron's
        Best's Review                                    Business Insurance
        Business Month                                   Business Week

        Changing Times                                   Consumer Reports
        Economist                                        Financial Planning
        Forbes                                           Fortune
        Inc.                                             Institutional Investor
        Insurance Forum                                  Insurance Sales
        Insurance Week                                   Journal of Accountancy
        Journal of the American Society of CLU & ChFC    Journal of Commerce
        Life Insurance Selling                           Life Association News
        MarketFacts                                      Manager's Magazine
        National Underwriter                             Money
        Morningstar, Inc.                                Nation's Business
        New Choices (formerly 50 Plus)                   New York Times
        Pension World                                    Pensions & Investments
        Rough Notes                                      Round the Table
        U.S. Banker                                      VARDs
        Wall Street Journal                              Working Woman


                             REGISTRATION STATEMENT

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Polices discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus for the Policies or this Statement of Additional Information. Statements contained in the Prospectus and this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

                                     EXPERTS

The financial statements of JPF Separate Account C of Jefferson Pilot Financial Insurance Company at December 31, 2003, and for each of the two years in the period ended December 31, 2003, appearing in this Statement of Additional Information and this Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.



The consolidated financial statements of Jefferson Pilot Financial
Insurance Company and Subsidiary at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

Actuarial matters included in the prospectus and this Statement of Additional Information, including the Hypothetical Policy illustrations included herein, have been approved by Peter V. Susi, FSA, MAAA, Assistant Vice President, Life Product Management, of Jefferson Pilot Financial Insurance Company, and are included in reliance upon his opinion as to their reasonableness.

FINANCIAL STATEMENTS

The financial statements of the Company included in this Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

           JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARY

                    AUDITED CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2003 AND 2002 AND FOR THE THREE YEARS ENDED DECEMBER 31, 2003

CONTENTS

Report of Independent Auditors                                               F-1
Consolidated Balance Sheets                                                  F-2
Consolidated Statements of Income                                            F-4
Consolidated Statements of Stockholder's Equity                              F-5
Consolidated Statements of Cash Flows                                        F-6
Notes to Consolidated Financial Statements                                   F-7

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Jefferson Pilot Financial Insurance Company and Subsidiary

We have audited the accompanying consolidated balance sheets of Jefferson Pilot Financial Insurance Company (a wholly-owned subsidiary of Jefferson-Pilot Corporation) and subsidiary as of December 31, 2003 and 2002, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Jefferson Pilot Financial Insurance Company and subsidiary at December 31, 2003 and 2002, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States.

As discussed in Note 2 to the financial statements, in 2002 the Company changed its method of accounting for goodwill.


                                                  /s/ Ernst & Young LLP

Greensboro, North Carolina
February 2, 2004

           JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARY

                           CONSOLIDATED BALANCE SHEETS

                          (DOLLAR AMOUNTS IN THOUSANDS)

                                                                                     DECEMBER 31
                                                                            -----------------------------
                                                                                2003            2002
                                                                            -------------   -------------
ASSETS
Investments:
  Debt securities available-for-sale, at fair value (amortized cost
    2003-$8,266,298 and 2002-$7,979,468)                                    $   8,714,775   $   8,431,153
  Debt securities held-to-maturity, at amortized cost (fair value
    2003-$1,063,236 and 2002-$1,253,109)                                          995,676       1,177,341
  Equity securities available-for-sale, at fair value (cost 2003-$7,085
    and 2002-$7,085)                                                               10,154           8,757
  Mortgage loans on real estate                                                 1,361,144       1,266,723
  Policy loans                                                                    625,508         659,709
  Real estate                                                                      35,623          37,163
  Other investments                                                                20,666          25,771
                                                                            -------------   -------------
Total investments                                                              11,763,546      11,606,617

Cash and cash equivalents                                                          21,693         159,616
Accrued investment income                                                         154,055         151,341
Due from reinsurers                                                             1,221,119       1,259,516
Deferred policy acquisition costs                                                 564,152         529,791
Value of business acquired                                                        458,189         502,498
Goodwill, net of accumulated amortization (2003 and 2002-$38,648)                 269,952         269,952
Property and equipment, net of accumulated depreciation (2003-$37,406
  and 2002-$23,687)                                                                29,159          28,432
Assets held in separate accounts                                                1,654,372       1,306,146
Other assets                                                                       60,744          52,317
                                                                            -------------   -------------
                                                                            $  16,196,981   $  15,866,226
                                                                            =============   =============

See accompanying notes.

             (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT SHARE INFORMATION)

                                                                                     DECEMBER 31
                                                                            -------------   -------------
                                                                                2003            2002
                                                                            -------------   -------------
LIABILITIES
Policy liabilities:
  Future policy benefits                                                    $   1,378,138   $   1,281,548
  Policyholder contract deposits                                                9,733,507       9,942,174
  Policy and contract claims                                                      131,551         116,715
  Premiums paid in advance                                                          4,112           6,404
  Other policyholder funds                                                        271,196         294,119
                                                                            -------------   -------------
Total policy liabilities                                                       11,518,504      11,640,960

Deferred income tax liabilities                                                   145,687         103,675
Payable to affiliates                                                              63,998          96,782
Liabilities related to separate accounts                                        1,654,372       1,306,146
Securities sold under repurchase agreements                                       155,245         245,143
Accrued expenses and other liabilities                                            245,209         221,870
                                                                            -------------   -------------
                                                                               13,783,015      13,614,576

Commitments and contingencies

STOCKHOLDER'S EQUITY
  Common stock, par value $5 per share, 600,000 shares authorized,
    issued and outstanding                                                          3,000           3,000
  Paid in capital                                                               1,714,440       1,714,440
  Retained earnings                                                               538,105         373,095
  Accumulated other comprehensive income                                          158,421         161,115
                                                                            -------------   -------------
                                                                                2,413,966       2,251,650
                                                                            -------------   -------------
                                                                            $  16,196,981   $  15,866,226
                                                                            =============   =============

See accompanying notes.

                        CONSOLIDATED STATEMENTS OF INCOME

                          (DOLLAR AMOUNTS IN THOUSANDS)

                                                                            YEAR ENDED DECEMBER 31
                                                                ----------------------------------------------
                                                                    2003            2002             2001
                                                                -------------   -------------    -------------
REVENUES
Premiums and other considerations                               $     858,085   $     734,167    $     623,772
Universal life and investment product charges                         414,856         407,733          412,613
Net investment income                                                 764,240         793,701          809,307
Realized investment gains (losses)                                      1,374        (108,451)         (54,729)
                                                                -------------   -------------    -------------
Total revenues                                                      2,038,555       1,827,150        1,790,963

BENEFITS AND EXPENSES
Policy benefits and claims                                          1,256,897       1,203,807        1,109,727
Commissions, net of deferrals                                          11,412          19,602           32,482
General and administrative expenses, net of deferrals                  81,710          89,344           89,021
Insurance taxes, licenses and fees                                     40,196          43,952           41,576
Amortization of policy acquisition costs and value of
  business acquired                                                   215,812         221,834          174,678
Interest expense                                                          211           1,457               32
                                                                -------------   -------------    -------------
Total benefits and expenses                                         1,606,238       1,579,996        1,447,516
                                                                -------------   -------------    -------------
Income before federal income taxes and cumulative effect of
  change in accounting principle                                      432,317         247,154          343,447

FEDERAL INCOME TAX EXPENSE:
  Current                                                              94,139          79,404          108,703
  Deferred                                                             53,168           2,814           12,468
                                                                -------------   -------------    -------------
Federal income tax                                                    147,307          82,218          121,171
                                                                -------------   -------------    -------------
Net income before cumulative effect of change in
  accounting principle                                                285,010         164,936          222,276
Cumulative effect of change in accounting for derivative
  instruments, net of income taxes                                         --              --            1,614
                                                                -------------   -------------    -------------
Net income                                                      $     285,010   $     164,936    $     223,890
                                                                =============   =============    =============

See accompanying notes.

                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                          (DOLLAR AMOUNTS IN THOUSANDS)

                                                                                                         TOTAL
                                       COMMON      PAID IN      RETAINED      ACCUMULATED OTHER      STOCKHOLDER'S
                                        STOCK      CAPITAL      EARNINGS     COMPREHENSIVE INCOME       EQUITY
                                       -------   -----------   ----------    --------------------    -------------
BALANCE AT JANUARY 1, 2001             $ 3,000   $ 1,714,226   $  413,289    $             (2,907)   $   2,127,608
Net income                                  --            --      223,890                      --          223,890
Change in fair value of derivative
  financial instruments, net
  of income taxes                           --            --           --                   3,744            3,744
Unrealized gain on available
  for sale securities, net
  of income taxes                           --            --           --                  44,363           44,363
                                                                                                     -------------
  Comprehensive income                                                                                     271,997
Capital contribution from parent            --           214           --                      --              214
Less dividends paid                         --            --     (160,000)                     --         (160,000)
                                       -------   -----------   ----------    --------------------    -------------
BALANCE AT DECEMBER 31, 2001             3,000     1,714,440      477,179                  45,200        2,239,819
                                       =======   ===========   ==========    ====================    =============
Net income                                  --            --      164,936                      --          164,936
Change in fair value of derivative
  financial instruments, net
  of income taxes                           --            --           --                   2,275            2,275
Unrealized gain on available
  for sale securities, net
  of income taxes                           --            --           --                 113,640          113,640
                                                                                                     -------------
  Comprehensive income                                                                                     280,851
Less dividends paid                         --            --     (269,020)                     --         (269,020)
                                       -------   -----------   ----------    --------------------    -------------
BALANCE AT DECEMBER 31, 2002             3,000     1,714,440      373,095                 161,115        2,251,650
                                       =======   ===========   ==========    ====================    =============
Net income                                  --            --      285,010                      --          285,010
Change in fair value of derivative
  financial instruments, net
  of income taxes                           --            --           --                  (2,046)          (2,046)
Unrealized loss on available
  for sale securities, net
  of income taxes                           --            --           --                    (648)            (648)
                                                                                                     -------------
  Comprehensive income                                                                                     282,316
Less dividends paid                         --            --     (120,000)                     --         (120,000)
                                       -------   -----------   ----------    --------------------    -------------
BALANCE AT DECEMBER 31, 2003           $ 3,000   $ 1,714,440   $  538,105    $            158,421    $   2,413,966
                                       =======   ===========   ==========    ====================    =============

See accompanying notes.

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                          (DOLLAR AMOUNTS IN THOUSANDS)

                                                                        YEAR ENDED DECEMBER 31
                                                             --------------------------------------------
                                                                 2003            2002            2001
                                                             ------------    ------------    ------------
OPERATING ACTIVITIES
Net income                                                   $    285,010    $    164,936    $    223,890
Adjustments to reconcile net income to net cash provided
  by operating activities:
  Change in policy liabilities other than deposits                 94,691          72,785          95,039
  Credits to policyholder accounts, net                           (52,871)        (24,626)        (10,261)
  Deferral of policy acquisition costs, net                       (30,649)        (63,029)       (112,068)
  Change in receivables and asset accruals                         (5,671)         39,707          80,482
  Change in payables and expense accruals                          51,617          30,480         (74,339)
  Realized investment (gains) losses                               (1,374)        108,451          54,729
  Depreciation and amortization                                   (26,306)        (15,438)          7,927
  Amortization of value of business acquired, net                  52,210          76,466          56,386
  Other                                                           (22,537)         51,052         (37,053)
                                                             ------------    ------------    ------------
Net cash provided by operating activities                         344,120         440,784         284,732
                                                             ------------    ------------    ------------
INVESTING ACTIVITIES
Securities available-for-sale:
  Sales                                                           342,376         394,874         202,408
  Maturities, calls and redemptions                             1,862,655       1,145,567         691,446
  Purchases                                                    (2,341,731)     (1,900,898)       (709,233)
Securities held-to-maturity:
  Sales                                                             5,098          18,926          17,264
  Maturities, calls and redemptions                               275,814         301,872         216,418
  Purchases                                                      (112,005)        (77,595)       (144,395)
Repayments of mortgage loans                                       72,137          61,911          61,955
Mortgage loans originated                                        (165,750)       (128,610)        (90,116)
Decrease (increase) in policy loans, net                            1,576           1,943         (17,102)
Other investing activities, net                                  (130,924)         (1,138)         (7,253)
                                                             ------------    ------------    ------------
Net cash (used in) provided by investing activities              (190,754)       (183,148)        221,392
                                                             ------------    ------------    ------------
FINANCING ACTIVITIES
Policyholder contract deposits                                    783,964         885,660         841,413
Withdrawals of policyholder contract deposits                    (865,355)       (923,172)     (1,055,634)
Net (payments) proceeds from securities sold under
  repurchase agreements                                           (89,898)         53,813          18,552
Cash dividends paid                                              (120,000)       (269,020)       (160,000)
                                                             ------------    ------------    ------------
Net cash used in financing activities                            (291,289)       (252,719)       (355,669)
                                                             ------------    ------------    ------------
Net (decrease) increase in cash and cash equivalents             (137,923)          4,917         150,455
Cash and cash equivalents, beginning of period                    159,616         154,699           4,244
                                                             ------------    ------------    ------------
Cash and cash equivalents, end of period                     $     21,693    $    159,616    $    154,699
                                                             ============    ============    ============
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid                                            $    110,053    $     56,309    $    118,892
                                                             ============    ============    ============
Interest paid                                                $      3,079    $      4,703    $      8,718
                                                             ============    ============    ============

See accompanying notes.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

           JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARY
                                DECEMBER 31, 2003

1. NATURE OF OPERATIONS
Jefferson Pilot Financial Insurance Company (JPFIC) is wholly-owned by Jefferson-Pilot Corporation (JPCorp.). JPFIC and its subsidiary, Jefferson Pilot LifeAmerica Insurance Company, (collectively referred to as the Company) are principally engaged in the sale of individual life insurance products, individual annuity products, individual investment products, and worksite and group non-medical products (primarily term life and disability). These products are marketed primarily through personal producing general agents throughout the United States.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
BASIS OF PRESENTATION
The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States (GAAP). The Company also submits financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices (SAP) and are significantly different from financial statements prepared in accordance with GAAP. See Note 7.

Certain amounts in prior years have been reclassified to conform with the current year presentation.

PRINCIPLES OF CONSOLIDATION
The consolidated financial statements presented herein include the accounts of JPFIC and Jefferson Pilot LifeAmerica Insurance Company. All material intercompany accounts and transactions have been eliminated.

USE OF ESTIMATES
The preparation of financial statements requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets, asset valuation allowances, deferred policy acquisition costs, goodwill, value of business acquired, policy liabilities, and the potential effects of resolving litigated matters.

CASH AND CASH EQUIVALENTS
The Company includes with cash and cash equivalents its holdings of highly liquid investments that mature within three months of the date of acquisition.

DEBT AND EQUITY SECURITIES
Debt and equity securities are classified as either securities held-to-maturity, stated at amortized cost, or securities available-for-sale, stated at fair value with net unrealized gains and losses included in accumulated other comprehensive income, net of deferred income taxes and adjustments to deferred policy acquisition costs and value of business acquired.

Amortization of premiums and accrual of discounts on investments in debt securities are reflected in earnings over the contractual terms of the investments in a manner that produces a constant effective yield. Investment securities are regularly reviewed for impairment based on criteria that include the extent to which cost exceeds market value, the duration of the market decline, and the financial health of and specific prospects for the issuer. Unrealized losses that are considered to be other than temporary are recognized in realized gains and losses. Realized gains and losses on dispositions of securities are determined by the specific-identification method.

MORTGAGE AND POLICY LOANS
Mortgage loans on real estate are stated at the unpaid balances, net of estimated unrecoverable amounts. In addition to a general estimated allowance, an allowance for unrecoverable amounts is provided when a mortgage loan becomes impaired. Mortgage loans are considered impaired when it becomes probable the Company will be unable to collect the total amount due, including principal and interest, according to contractual terms. The impairment is measured based upon the present value of expected cash flows discounted at the effective interest rate on both a loan by loan basis and by measuring aggregated loans with similar risk characteristics. Interest on mortgage loans is recorded until collection is deemed improbable. Policy loans are stated at their unpaid balances.

REAL ESTATE AND OTHER INVESTMENTS
Real estate not acquired by foreclosure is stated at cost less accumulated depreciation. Real estate acquired by foreclosure is stated at the lower of depreciated cost or fair value minus estimated costs to sell. Real estate, primarily buildings, is depreciated principally by the straight-line method over estimated useful lives generally ranging from 30 to 40 years. Accumulated depreciation was $28 million and $26 million at December 31, 2003 and 2002, respectively. Other investments are stated at equity, fair value or the lower of cost or market, as appropriate.

PROPERTY AND EQUIPMENT
Property and equipment is stated at cost and depreciated principally by the straight-line method over estimated useful lives, generally 30 to 50 years for buildings and approximately 10 years for other property and equipment. Accumulated depreciation was $37 million and $24 million at December 31, 2003 and 2002, respectively.

DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED
Costs related to obtaining new and renewal business, including commissions and group sales representative incentive compensation, certain costs of underwriting and issuing policies, certain agency office expenses, and first year bonus interest on annuities, all of which vary with and are primarily related to the production of new and renewal business, have been deferred.

The Company's traditional individual and group insurance products are long-duration contracts. Deferred policy acquisition costs related to these products are amortized over the expected premium paying periods using the same assumptions for anticipated premium revenue that are used to compute liabilities for future policy benefits. For fixed universal life and annuity products, these costs are amortized at a constant rate based on the present value of the estimated future gross profits to be realized over the terms of the contracts.

Value of business acquired represents the actuarially determined present value of anticipated profits to be realized from life insurance and annuity business purchased, using the same assumptions used to value the related liabilities. Amortization of the value of business acquired occurs over the related contract periods, using current crediting rates to accrete interest and a constant amortization rate based on the present value of expected future profits for fixed universal life and annuity products.

Deferred policy acquisition costs and the value of business acquired for variable life and annuity products are amortized utilizing mean reversion techniques. In calculating the estimated gross profits for these products, the Company utilizes a long-term total net return on assets of 8.25% and a five-year reversion period. The reversion period is a period over which a short-term return assumption is utilized to maintain the model's overall long-term rate of return. The Company caps the reversion rate of return at 8.25% for one year and 10% for years two through five. Mean reversion techniques result in the application of reasonable yield assumptions to trend the long-term rate of return back to the assumed rate over a period of time following a historical deviation from the assumed long-term rate.

The carrying amounts of deferred policy acquisition costs and value of business acquired are adjusted for the effect of non-credit related realized gains and losses, credit related gains, and the effects of unrealized gains and losses on debt securities classified as available-for-sale. Deferred policy acquisition costs and value of business acquired are not adjusted for the effect of credit related losses, rather as a part of the investment income allocation process a charge, referred to as a default charge, is made against the investment income earned. This default charge is based upon the credit quality of the assets supporting the insurance business and is meant to replicate the expected credit losses that will emerge over an economic cycle.

Both deferred policy acquisition costs and value of business acquired are reviewed periodically to determine that the unamortized portion does not exceed the expected recoverable amounts. No impairment adjustments have been reflected in the results of operations for the years presented.

GOODWILL
Effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS, which primarily addresses the accounting for goodwill and intangible assets subsequent to their acquisition. Through December 31, 2001, goodwill was amortized on a straight-line basis over periods of 25 to 40 years. Accumulated amortization was $38.6 million at December 31, 2003 and 2002. Under SFAS No. 142, carrying amounts are regularly reviewed for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator, or unanticipated competition would cause the Company to review carrying amounts of goodwill for impairment. When considered impaired, the carrying amounts are written down using a combination of fair value and discounted cash flows. See further discussion under New Accounting Pronouncements below.

SEPARATE ACCOUNTS
Separate account assets and liabilities represent funds segregated for the benefit of certain policyholders who bear the investment risk. The separate account assets and liabilities, which are equal, are recorded at fair value. Policyholder account deposits and withdrawals, investment income and realized investment gains and losses are excluded from the amounts reported in the consolidated statements of income. Fees charged on policyholders' deposits are included in other considerations.

RECOGNITION OF REVENUE
Premiums on traditional life insurance products are reported as revenue when received unless received in advance of the due date.

Premiums on accident and health, disability and dental insurance are reported as earned, over the contract period. A reserve is provided for the portion of premiums written which relates to unexpired coverage terms.

Revenue from universal life-type and annuity products includes charges for the cost of insurance, initiation and administration of the policy and surrender of the policy. Revenue from these products is recognized in the year assessed to the policyholder, except that any portion of an assessment that relates to services to be provided in future years is deferred as unearned revenue and is recognized as income over the period during which services are provided. The net of amounts deferred and amounts recognized is reflected in universal life and investment product charges in the consolidated statements of income.

RECOGNITION OF BENEFITS AND EXPENSES
Benefits and expenses, other than deferred policy acquisition costs, related to traditional life, accident and health, disability and dental insurance products are recognized when incurred in a manner designed to match them with related premiums and to spread income recognition over expected policy lives. For universal life-type and annuity products, benefits include interest credited to policyholders' accounts, which is recognized as it accrues.

FUTURE POLICY BENEFITS
Liabilities for future policy benefits on traditional life and disability insurance are computed by the net level premium valuation method based on assumptions about future investment yield, mortality, morbidity and persistency. Estimates about future circumstances are based principally on historical experience and provide for possible adverse deviations.

POLICYHOLDER CONTRACT DEPOSITS
Policyholder contract deposits consist of policy values that accrue to holders of universal life-type contracts and annuities. The liability is determined using the retrospective deposit method and consists of policy values that accrue to the benefit of the policyholder, before deduction of surrender charges.

POLICY AND CONTRACT CLAIMS
The liability for policy and contract claims consists of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported, which is based on historical experience, adjusted for trends and circumstances. Management believes that the recorded liability is sufficient to provide for claims and the associated claims adjustment expenses incurred through the balance sheet date.

REINSURANCE BALANCES AND TRANSACTIONS
Reinsurance receivables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits and policyholder contract deposits. The cost of reinsurance is accounted for over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies.

INCOME TAXES
The Company and its subsidiary are included in the Parent's consolidated life/nonlife federal income tax return along with other affiliated entities. The method of allocation between companies is subject to a written agreement. The tax liability of the group is apportioned among the members of the group in accordance with the portion of the consolidated taxable income attributable to each member of the group, if computed on a separate return. To the extent that the losses of any member of the group are utilized to offset taxable income of other member(s) of the group, the Parent shall take the appropriate corporate action to "purchase" such losses. To the extent that a member of the group generates any tax credits, such tax credits shall be allocated to the member generating such tax credits. Deferred income taxes are recorded on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the consolidated financial statements. Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted.

NEW ACCOUNTING PRONOUNCEMENTS
Effective January 1, 2002, the Company adopted SFAS No. 141 BUSINESS COMBINATIONS and SFAS No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS. SFAS No. 141 requires that all business combinations initiated after June 30, 2001, be accounted for under the purchase method of accounting and establishes specific criteria for the recognition of intangible assets separately from goodwill. SFAS No. 142 primarily addresses the accounting for goodwill and intangible assets subsequent to their acquisition. In accordance with the statements, the Company no longer amortizes goodwill, but rather tests goodwill for impairment at least on an annual basis. During 2001, the Company recognized $9 million of amortization expense related to goodwill. The Company did not recognize any impairment losses upon adoption of SFAS No. 142. Further, the Company completed its annual test of impairment in the second quarter of 2003 and concluded that there had been no impairments. No subsequent events have occurred that would have led to impairment of goodwill.

The Financial Accounting Standards Board (FASB) has issued Interpretation No. 46 (revised December 2003), CONSOLIDATION OF VARIABLE INTEREST ENTITIES, AN INTERPRETATION OF ACCOUNTING RESEARCH BULLETIN NO. 51 (FIN 46). The adoption of FIN 46 had no impact on the Company.

In April 2003, the FASB issued SFAS No. 149, AMENDMENT OF STATEMENT 133 ON DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES, which is effective for contracts entered into or modified after June 30, 2003, with certain exceptions. The adoption of SFAS No. 149 had no impact on the Company.

In April 2003, the FASB's Derivative Implementation Group issued SFAS No. 133 Implementation Issue No. B36, EMBEDDED DERIVATIVES: MODIFIED COINSURANCE ARRANGEMENTS AND DEBT INSTRUMENTS THAT INCORPORATE CREDIT RISK EXPOSURE THAT ARE UNRELATED OR ONLY PARTIALLY RELATED TO THE CREDITWORTHINESS OF THE OBLIGOR OF THOSE INSTRUMENTS (DIG B36), which is effective October 1, 2003. DIG B36 requires the bifurcation of a derivative from the receivable or payable related to modified coinsurance agreement, where the yield on the receivable and payable is based on a return of a specified block of assets rather than the creditworthiness of the ceding company. The Company has no coinsurance agreement subject to DIG B36 due to the grandfathering provisions contained therein.

In May 2003, the FASB issued SFAS No. 150, ACCOUNTING FOR CERTAIN FINANCIAL INSTRUMENTS WITH CHARACTERISTICS OF BOTH LIABILITIES AND EQUITY (the Statement). The Statement requires the classification of certain financial instruments as either a liability or equity, depending on the characteristics of the instrument. SFAS No. 150 had no impact on the Company.

In July 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 03-1 ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS (the SOP). The SOP addresses:
(i) separate account presentation; (ii) accounting for an insurance company's proportionate interest in separate accounts; (iii) transfers of assets from the general account to a separate account; (iv) valuation of certain insurance liabilities and policy features such as guaranteed minimum death benefits and annuitization benefits; and (v) accounting for sales inducements. The SOP was effective January 1, 2004 and will be adopted through an adjustment for the cumulative effect of a change in accounting principle. Implementation guidance pertaining to the SOP is still evolving. As a result, we are unable to estimate the impact of adoption at this time. We do not expect the cumulative effect adjustment to be material to our financial position, but it may be material to our results of operations for 2004. Ongoing application of the SOP may significantly impact earnings emergence in 2004 and beyond, lowering earnings in earlier years and increasing earnings in later years, for certain blocks of individual life insurance.

In December 2003, the FASB revised SFAS No. 132, EMPLOYERS' DISCLOSURES ABOUT PENSIONS AND OTHER POSTRETIREMENT BENEFITS. This statement revises disclosures about pension plans and other postretirement benefit plans for employers that sponsor those plans. This statement is effective for financial statements with fiscal years ending after December 15, 2003 and had no impact on the Company.

3. INVESTMENTS
SUMMARY COST AND FAIR VALUE INFORMATION
Aggregate cost or amortized cost, aggregate fair value and gross unrealized gains and losses of debt and equity securities are as follows (IN THOUSANDS):

                                                                           DECEMBER 31, 2003
                                                         ------------------------------------------------------
                                                           COST OR        GROSS         GROSS
                                                          AMORTIZED    UNREALIZED    UNREALIZED        FAIR
                                                            COST          GAINS       (LOSSES)         VALUE
                                                         -----------   -----------   -----------    -----------
AVAILABLE-FOR-SALE CARRIED AT FAIR VALUE
U.S. Treasury obligations and direct obligations of
  U.S. government agencies                               $   123,795   $     8,545   $       (47)   $   132,293
Federal agency issued mortgage-backed securities
  (including collateralized mortgage obligations)            907,746        53,503        (1,002)       960,247
Obligations of states and political subdivisions              60,110         2,016          (316)        61,810
Corporate obligations                                      6,541,873       411,888       (53,540)     6,900,221
Corporate private-labeled mortgage-backed securities
  (including collateralized mortgage obligations)            492,472        24,452        (2,939)       513,985
Affiliated bonds                                             133,000         4,909          (198)       137,711
Redeemable preferred stocks                                    7,302         1,592          (386)         8,508
                                                         -----------   -----------   -----------    -----------
Subtotal, debt securities                                  8,266,298       506,905       (58,428)     8,714,775
Equity securities                                              7,085         3,069            --         10,154
                                                         -----------   -----------   -----------    -----------
Securities available-for-sale                            $ 8,273,383   $   509,974   $   (58,428)   $ 8,724,929
                                                         ===========   ===========   ===========    ===========
HELD-TO-MATURITY CARRIED AT AMORTIZED COST
Obligations of states and political subdivisions         $     4,645   $     1,006   $        --    $     5,651
Corporate obligations                                        965,170        70,745        (5,113)     1,030,802
Affiliate bonds                                               25,861         1,219          (297)        26,783
                                                         -----------   -----------   -----------    -----------
Debt securities held-to-maturity                         $   995,676   $    72,970   $    (5,410)   $ 1,063,236
                                                         ===========   ===========   ===========    ===========

                                                                           DECEMBER 31, 2002
                                                         ------------------------------------------------------
                                                           COST OR        GROSS         GROSS
                                                          AMORTIZED    UNREALIZED    UNREALIZED        FAIR
                                                            COST          GAINS       (LOSSES)         VALUE
                                                         -----------   -----------   -----------    -----------
AVAILABLE-FOR-SALE CARRIED AT FAIR VALUE
U.S. Treasury obligations and direct obligations of
  U.S. government agencies                               $   187,476   $    11,134   $        --    $   198,610
Federal agency issued mortgage-backed securities
  (including collateralized mortgage obligations)          1,486,851       106,109           (50)     1,592,910
Obligations of states and political subdivisions              38,365         2,519          (129)        40,755
Corporate obligations                                      5,243,749       386,807      (118,931)     5,511,625
Corporate private-labeled mortgage-backed securities
  (including collateralized mortgage obligations)          1,015,716        68,103        (3,970)     1,079,849
Redeemable preferred stocks                                    7,311           915          (822)         7,404
                                                         -----------   -----------   -----------    -----------
Subtotal, debt securities                                  7,979,468       575,587      (123,902)     8,431,153
Equity securities                                              7,085         1,712           (40)         8,757
                                                         -----------   -----------   -----------    -----------
Securities available-for-sale                            $ 7,986,553   $   577,299   $  (123,942)   $ 8,439,910
                                                         ===========   ===========   ===========    ===========
HELD-TO-MATURITY CARRIED AT AMORTIZED COST
Obligations of states and political subdivisions         $     7,582   $     1,249   $       (22)   $     8,809
Corporate obligations                                      1,138,648        87,336       (14,298)     1,211,686
Affiliate bonds                                               31,111         1,839          (336)        32,614
                                                         -----------   -----------   -----------    -----------
Debt securities held-to-maturity                         $ 1,177,341   $    90,424   $   (14,656)   $ 1,253,109
                                                         ===========   ===========   ===========    ===========

Affiliate bonds consist of securities issued by Jefferson Pilot Communications Company. See further discussion in Note 12.

CONTRACTUAL MATURITIES
Aggregate amortized cost and aggregate fair value of debt securities at December 31, 2003, according to contractual maturity date, are as indicated below (IN THOUSANDS). Actual future maturities may differ from the contractual maturities shown because the issuers of certain debt securities have the right to call or prepay the amounts due to the Company, with or without penalty.

                                                             AVAILABLE-FOR-SALE           HELD-TO-MATURITY
                                                         -------------------------   -------------------------
                                                          AMORTIZED       FAIR        AMORTIZED        FAIR
                                                            COST          VALUE         COST           VALUE
                                                         -----------   -----------   -----------   -----------
Due in one year or less                                  $   200,142   $   202,387   $    82,027   $    83,422
Due after one year through five years                      2,131,633     2,264,176       208,794       221,519
Due after five years through ten years                     3,013,461     3,162,008       289,296       315,501
Due after ten years                                        2,833,162     3,001,035        65,485        77,219
Amounts not due at a single maturity date                     80,598        76,661       350,074       365,575
                                                         -----------   -----------   -----------   -----------
                                                           8,258,996     8,706,267       995,676     1,063,236
Redeemable preferred stocks                                    7,302         8,508            --            --
                                                         -----------   -----------   -----------   -----------
                                                         $ 8,266,298   $ 8,714,775   $   995,676   $ 1,063,236
                                                         ===========   ===========   ===========   ===========

SECURITIES LENDING
In its securities lending program, the Company generally receives cash collateral in an amount that is in excess of the market value of the securities loaned. Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary. The market value of securities loaned and collateral received amounted to $197 million and $203 million at December 31, 2003, and $225 million and $234 million at December 31, 2002.

CHANGES IN NET UNREALIZED GAINS ON SECURITIES
Changes in amounts affecting net unrealized gains included in other comprehensive income, reduced by deferred income taxes, are as follows (IN THOUSANDS):

                                                               NET UNREALIZED GAINS (LOSSES)
                                                          --------------------------------------
                                                             DEBT         EQUITY
                                                          SECURITIES    SECURITIES       TOTAL
                                                          ----------    ----------    ----------
Net unrealized (losses) gains on securities
  available-for-sale as of December 31, 2000              $   (5,525)   $    2,618    $   (2,907)

Change during year ended December 31, 2001:

  Increase (decrease) in stated amount of securities         117,084        (2,049)      115,035
  Decrease in value of business acquired and
    deferred policy acquisition costs                        (46,813)           --       (46,813)
  Increase in derivative financial statements                     --         5,760         5,760
  Increase in deferred income tax liabilities                (24,561)       (1,314)      (25,875)
                                                          ----------    ----------    ----------
Increase in net unrealized gains included in other
  comprehensive income                                        45,710         2,397        48,107
                                                          ----------    ----------    ----------
Net unrealized gains on securities available-for-sale
  as of December 31, 2001                                     40,185         5,015        45,200

Change during year ended December 31, 2002:

  Increase (decrease) in stated amount of securities         346,877          (286)      346,591
  Decrease in value of business acquired and
    deferred policy acquisition costs                       (171,760)           --      (171,760)
  Increase in derivative financial instruments                    --         3,500         3,500
  Increase in deferred income tax liabilities                (61,290)       (1,126)      (62,416)
                                                          ----------    ----------    ----------
Increase in net unrealized gains included in other
  comprehensive income                                       113,827         2,088       115,915
                                                          ----------    ----------    ----------
Net unrealized gains on securities available-for-sale
  as of December 31, 2002                                    154,012         7,103       161,115

Change during year ended December 31, 2003:

  Increase (decrease) in stated amount of securities          (3,208)        1,397        (1,811)
  Increase in value of business acquired and
    deferred policy acquisition costs                            813            --           813
  Decrease in derivative financial instruments                    --        (3,147)       (3,147)
  Decrease in deferred income tax liabilities                    838           613         1,451
                                                          ----------    ----------    ----------
Decrease in net unrealized gains included in other
  comprehensive income                                        (1,557)       (1,137)       (2,694)
                                                          ----------    ----------    ----------
Net unrealized gains on securities available-for-sale
  as of December 31, 2003                                 $  152,455    $    5,966    $  158,421
                                                          ==========    ==========    ==========

NET INVESTMENT INCOME
The details of investment income, net of investment expenses, follow (IN THOUSANDS):

                                                                  YEAR ENDED DECEMBER 31
                                                          --------------------------------------
                                                             2003          2002          2001
                                                          ----------    ----------    ----------
Interest on debt securities                               $  641,604    $  677,539    $  701,049
Investment income on equity securities                           831           929         1,769
Interest on mortgage loans                                    98,712        95,000        94,231
Interest on policy loans                                      33,874        36,508        33,446
Other investment income                                       10,096         6,115         5,770
                                                          ----------    ----------    ----------
Gross investment income                                      785,117       816,091       836,265
Investment expenses                                          (20,877)      (22,390)      (26,958)
                                                          ----------    ----------    ----------
Net investment income                                     $  764,240    $  793,701    $  809,307
                                                          ==========    ==========    ==========

Investment expenses include salaries, expenses of maintaining and operating investment real estate, real estate depreciation and other allocated costs of investment management and administration.

REALIZED GAINS AND LOSSES
The details of realized investment gains (losses), including other than temporary impairments, follow (IN THOUSANDS):

                                                                  YEAR ENDED DECEMBER 31
                                                          --------------------------------------
                                                             2003          2002          2001
                                                          ----------    ----------    ----------
Common stocks                                             $       --    $      469    $    1,476
Preferred stocks                                                  --           (70)           --
Debt securities                                              (10,212)     (106,858)      (57,272)
                                                          ----------    ----------    ----------
Total securities                                             (10,212)     (106,459)      (55,796)
Real estate                                                       --            86           609
Other                                                            786           355        (1,380)
Amortization of deferred policy acquisition costs and
  value of business acquired                                  10,800        (2,433)        1,838
                                                          ----------    ----------    ----------
Realized investment gains (losses)                        $    1,374    $ (108,451)   $  (54,729)
                                                          ==========    ==========    ==========

See Note 5 for discussion of amortization of Deferred Policy Acquisition Cost and Value of Business Acquired.

Information about total gross realized gains and losses on securities, including other than temporary impairments, follows (IN THOUSANDS):

                                                                  YEAR ENDED DECEMBER 31
                                                          --------------------------------------
                                                             2003          2002          2001
                                                          ----------    ----------    ----------
Gross realized:
  Gains                                                   $   31,730    $   27,282    $   10,315
  Losses                                                     (41,942)     (133,741)      (66,111)
                                                          ----------    ----------    ----------
Net realized losses on total securities                   $  (10,212)   $ (106,459)   $  (55,796)
                                                          ==========    ==========    ==========

Information about gross realized gains and losses, including other-than-temporary impairments, on available-for-sale securities transactions follows (IN THOUSANDS):

                                                                  YEAR ENDED DECEMBER 31
                                                          --------------------------------------
                                                             2003          2002          2001
                                                          ----------    ----------    ----------
Gross realized:
  Gains                                                   $   26,598    $   24,850    $    7,732
  Losses                                                     (36,514)     (125,038)      (57,702)
                                                          ----------    ----------    ----------
Net realized losses on available-for-sale securities      $   (9,916)   $ (100,188)   $  (49,970)
                                                          ==========    ==========    ==========

INVESTMENT CONCENTRATION, RISK, AND IMPAIRMENT
Investments in debt and equity securities include 1,271 issuers. Debt securities include investments in JPCorp. of $138 million and $0 as of December 31, 2003 and 2002, respectively. No other corporate issuer represents more than one percent of investments. Debt securities considered less than investment grade approximated 13% and 7% of the total debt securities portfolio as of December 31, 2003 and 2002, respectively.

The Company uses reverse repurchase agreements to meet various cash requirements. At December 31, 2003 and 2002, the amounts held in debt securities available for sale pledged as collateral for these borrowings were $172 million and $261 million, respectively.

The Company's mortgage loan portfolio is comprised of conventional real estate mortgages collateralized primarily by retail (34%), apartment (16%), industrial (25%), office (12%), and hotel (9%) properties. Mortgage loan underwriting standards emphasize the credit status of a prospective borrower, quality of the underlying collateral and conservative loan-to-value relationships. Approximately 31% of stated mortgage loan balances as of December 31, 2003 are due from borrowers in South Atlantic states, approximately 18% are due from borrowers in West South Central states, approximately 14% are due from borrowers in the Pacific states approximately 11% are due from borrowers in the West North Central states, and approximately 11% are due from borrowers in the East North Central States. No other geographic region represents as much as 10% of December 31, 2003 mortgage loans.

At December 31, 2003 and 2002, the recorded investment in mortgage loans that are considered to be potentially impaired was $5.1 million and $15.8 million, respectively. Delinquent loans outstanding were $0 as of December 31, 2003 and 2002. The related allowance for credit losses on all mortgage loans was $10.8 million at December 31, 2003 and 2002. The average recorded investment in impaired loans was $10.4 million, $17.0 million and $15.8 million during the years ended December 31, 2003, 2002 and 2001, respectively, on which interest income of $0.5 million, $1.4 million and $1.6 million was recognized on a cash basis, respectively.

The Company sold certain securities that had been classified as held-to-maturity, due to significant declines in credit worthiness. The net amortized cost of sold securities were $9.5 million, $20.3 million and $21.9 million for 2003, 2002 and 2001, respectively. The realized gains (losses) on the sales of these securities, some of which were previously impaired, were $1.8 million, ($1.3) million and ($4.6) million for 2003, 2002 and 2001, respectively.

The Company monitors its portfolio closely to ensure that all other than temporary impairments are identified and recognized in earnings as they occur. The table below summarizes unrealized losses on all securities held by both asset class and length of time that a security has been in unrealized loss position (IN THOUSANDS):

                                                      LESS THAN                    12 MONTHS
                                                      12 MONTHS                    OR LONGER                      TOTAL
                                              -------------------------    -------------------------    -------------------------
                                                               GROSS                        GROSS                        GROSS
                                                 FAIR       UNREALIZED        FAIR       UNREALIZED        FAIR       UNREALIZED
                                                 VALUE        LOSSES          VALUE        LOSSES          VALUE        LOSSES
                                              -----------   -----------    -----------   -----------    -----------   -----------
U.S. Treasury obligations
  and direct obligations of
  U.S. Government agencies                    $    14,278   $       (47)    $       --     $      --    $    14,278   $       (47)
Federal agency mortgage-backed
  securities (including collateralized
  mortgage obligations)                            53,896        (1,001)           215            (1)        54,111        (1,002)
Obligations of state and
  political subdivisions                           24,195          (316)            --            --         24,195          (316)
Corporate obligations                           1,306,561       (33,575)       308,473       (25,078)     1,615,034       (58,653)
Corporate private-labeled mortgage-backed
  securities (including collateralized
  mortgage obligations)                            16,743           (33)        18,200        (2,906)        34,943        (2,939)
Redeemable preferred stock                             --            --          3,809          (386)         3,809          (386)
Affiliated bonds                                       --            --        164,495          (495)       164,495          (495)
                                              -----------   -----------    -----------   -----------    -----------   -----------
Total temporarily impaired securities         $ 1,415,673   $   (34,972)   $   495,192   $   (28,866)   $ 1,910,865   $   (63,838)
                                              ===========   ===========    ===========   ===========    ===========   ===========

One statistic we pay particular attention to with respect to debt securities is the Fair Value to Amortized Cost ratio. Securities with a fair value to amortized cost ratio in the 90%-99% range are typically securities that have been impacted by increases in market interest rates or credit spreads. Securities in the 80%-89% range are typically securities that have been impacted by increased market yields, specific credit concerns or both. These securities are monitored to ensure that the impairment is not other that temporary. Securities with a fair value to amortized cost ratio less then 80% are considered to be "potentially distressed securities," and are subjected to rigorous review. The following factors are considered: the length of time a security's fair value has been below amortized cost, industry factors or conditions related to a geographic area that are negatively affecting the security, downgrades by rating agencies, the valuations of assets specifically pledged to support the credit, the overall financial condition of the issuer, past due interest or principal payments and our intent and ability to hold the security for a sufficient time to allow for a recovery in value.

The table below summarizes the securities with unrealized losses in our debt portfolio as of December 31, 2003 (IN THOUSANDS):

                        AMORTIZED       FAIR        UNREALIZED
                          COST          VALUE         LOSSES        PERCENTAGE
                       -----------   -----------    -----------     -----------
90% - 99%              $ 1,845,766   $ 1,802,231    $   (43,535)           68.2%
80% - 89%                  108,540        94,562        (13,978)           21.9
Below 80%                   20,397        14,072         (6,325)            9.9
                       -----------   -----------    -----------     -----------
                       $ 1,974,703   $ 1,910,865    $   (63,838)          100.0%
                       ===========   ===========    ===========     ===========

As of December 31, 2003, the Company held six securities that were "potentially distressed." Two of these securities are equipment trust securities secured by passenger aircraft. We have evaluated both the underlying collateral and the health of the passenger airlines that are leasing these aircraft, and have concluded that these securities are not other that temporarily impaired. The remaining four have been "potentially distressed" for less than six months and, based on our review of the factors delineated above, are not considered to be other than temporarily impaired.

4. DERIVATIVE FINANCIAL INSTRUMENTS
SFAS No. 133, which was effective January 1, 2001, requires companies to recognize all derivative instruments as either assets or liabilities in the balance sheet at fair value. The fair values of the Company's derivative instruments of $10.5 million and $13.6 million at December 31, 2003 and 2002, respectively, are included in other investments in the consolidated balance sheets. The accounting for changes in the fair value (i.e., gains or losses) of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, a company must designate the hedging instrument, based upon the exposure being hedged, as a fair value hedge, cash flow hedge or a hedge related to foreign currency exposure. The Company accounts for changes in fair values of derivatives that are not part of a hedge or do not qualify for hedge accounting through current earnings during the period of the change. For derivatives that are designated and qualify as cash flow hedges, the effective portion of the gain or loss on the derivative instrument is reported as a component of other comprehensive income and reclassified into earnings in the same period during which the hedged transaction impacts earnings. The remaining gain or loss on these derivative instruments is recognized in current earnings during the period of the change. Effectiveness of the Company's hedge relationships is assessed and measured on a quarterly basis. The Company has no fair value hedges or hedges of net investments in foreign operations.

CASH FLOW HEDGING STRATEGY
The Company uses interest rate swaps to convert floating rate investments to fixed rate investments. Interest is exchanged periodically on the notional value, with the Company receiving the fixed rate and paying various short-term LIBOR rates on a net exchange basis. For the years ended December 31, 2003, 2002 and 2001, the ineffective portion of the Company's cash flow hedging instruments, which is recognized in realized investment gains, was not significant. At December 31, 2003 and 2002, the maximum term of interest rate swaps that hedge floating rate investments was six years and seven years, respectively.

The Company recognized other comprehensive income related to cash flow hedges, net of taxes, of ($2.0) million, $2.3 million and $3.7 million in 2003, 2002 and 2001, respectively.

During 2003, 2002 and 2001, the Company did not reclassify any gains or losses into earnings as a result of the discontinuance of its cash flow hedges. Further, the Company does not expect to reclassify a significant amount of net gains (losses) on derivative instruments from accumulated other comprehensive income to earnings during the next twelve months.

OTHER DERIVATIVES
The Company markets equity-indexed annuities. These contracts have an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500(R) index. The Company has historically managed this risk by purchasing call options that mirrored the interest credited to the contracts. These call options act as an economic hedge, as changes in their fair values are recognized in net investment income. For the years ended December 31, 2003, 2002 and 2001, activity reflected in net investment income related to these options was not significant.

Certain swaps serve as economic hedges but do not qualify for hedge accounting under SFAS No. 133. These swaps are marked to market through realized gains. For the years ended December 31, 2003, 2002 and 2001, the Company recognized realized investment gains of $492 thousand, $487 thousand and $170 thousand, respectively, related to these swaps.

The Company also invests in debt securities with embedded options, which are considered to be derivative instruments under SFAS No. 133. These derivatives are marked to market through realized investment gains, but had an insignificant effect for the year ended December 31, 2003, 2002 and 2001.

Counterparties to derivative instruments expose the Company to credit risk in the event of non-performance. The Company limits this exposure by diversifying among counterparties with high credit ratings.

The Company's credit risk exposure on swaps is limited to the fair value of swap agreements that it has recorded as an asset. The Company does not expect any counterparty to fail to meet its obligation. Currently, non-performance by a counterparty would not have a material adverse effect on the Company's financial position or results of operations. The Company's exposure to market risk is mitigated by the offsetting effects of changes in the value of swap agreements and the related direct investments and credited interest on annuities.

5. DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED Information about deferred policy acquisition costs follows (IN THOUSANDS):

                                                                             YEAR ENDED DECEMBER 31
                                                                     --------------------------------------
                                                                        2003          2002          2001
                                                                     ----------    ----------    ----------
Beginning balance                                                    $  529,791    $  560,285    $  469,637
Deferral:
  Commissions                                                           137,954       151,655       155,973
  Other                                                                  47,346        49,609        53,041
                                                                     ----------    ----------    ----------
                                                                        185,300       201,264       209,014
Amortization                                                           (154,651)     (138,235)      (96,946)
Adjustment related to realized losses (gains) on debt securities          3,255          (643)          393
Adjustment related to unrealized losses (gains) on securities
  available-for-sale                                                        457       (92,880)      (21,813)
                                                                     ----------    ----------    ----------
Ending balance                                                       $  564,152    $  529,791    $  560,285
                                                                     ==========    ==========    ==========

Information about value of business acquired follows (IN THOUSANDS):

                                                                             YEAR ENDED DECEMBER 31
                                                                     --------------------------------------
                                                                        2003          2002          2001
                                                                     ----------    ----------    ----------
Beginning balance                                                    $  502,498    $  659,634    $  739,575
Deferral of commissions and accretion of interest                         8,951         7,133        12,067
Amortization                                                            (61,161)      (83,599)      (68,453)
Adjustment related to realized losses (gains) on debt securities          7,545        (1,790)        1,445
Adjustment related to unrealized losses (gains) on securities
  available-for-sale                                                        356       (78,880)      (25,000)
                                                                     ----------    ----------    ----------
Ending balance                                                       $  458,189    $  502,498    $  659,634
                                                                     ==========    ==========    ==========

Expected approximate amortization percentages of the value of business acquired over the next five years are as follows:

               2004               11.8%
               2005                9.8%
               2006                8.7%
               2007                8.1%
               2008                6.9%

In 2003, the Company unlocked its deferred policy acquisition cost and value of business acquired models with respect to the default charge assumption, resulting in a favorable adjustment of $12 million to realized gains and losses.

6. POLICY LIABILITIES INFORMATION
INTEREST RATE ASSUMPTIONS
The liability for future policy benefits associated with ordinary life insurance policies has been determined using initial interest rate assumptions ranging from 7.00% to 7.75% and, when applicable, uniform grading over 10 years to an ultimate rate of 6.50%. Interest rate assumptions for weekly premium, monthly debit and term life insurance products generally fall within the same ranges as those pertaining to ordinary life insurance policies.

Credited interest rates for universal life-type products ranged from 4.0% to 9.0% in 2003, 4.0% to 6.5% in 2002 and 4.0% to 6.6% in 2001. The average credited interest rates for universal life-type products were 4.9%, 5.4%, and 5.5% in 2003, 2002, and 2001, respectively. For annuity products, credited interest rates generally ranged from 3.0% to 7.4% in 2003, and 3.0% to 6.6% in 2002 and 2001, respectively.

MORTALITY AND WITHDRAWAL ASSUMPTIONS
Assumed mortality rates are generally based on experience multiples applied to select and ultimate tables commonly used in the industry. Withdrawal assumptions for individual life insurance policies are based on historical company experience and vary by issue age, type of coverage and policy duration. For structured settlements issued prior to 1987, mortality assumptions are based on blends of the 1971 Individual Annuity Mortality Table (71 IAM) and the 1969-71 U.S. Life Tables. For similar products issued between 1987 and 1999, mortality assumptions are based on blends of the 1983 Table (83a) and 1979-81 U.S. Life Tables. For similar products issued after 1999, mortality assumptions are based on the Annuity 2000 Mortality Table (2000a).

For immediate annuities the 71 IAM table is used for issues prior to 1992, the 83a table is used for issues between 1992 and 1999, and issues after 1999 use the 2000a table.

ACCIDENT AND HEALTH AND DISABILITY INSURANCE LIABILITIES ACTIVITY
Activity in the liabilities for accident and health and disability benefits, including reserves for future policy benefits and unpaid claims and claim adjustment expenses, is summarized below (IN THOUSANDS):

                                                2003          2002          2001
                                             ----------    ----------    ----------
Balance as of January 1                      $  428,529    $  385,581    $  365,280
Less reinsurance recoverables                    94,590        94,894       105,935
                                             ----------    ----------    ----------
Net balance as of January 1                     333,939       290,687       259,345
                                             ----------    ----------    ----------
Amount incurred:
  Current year                                  398,812       337,354       281,161
  Prior years                                       (68)      (12,700)      (18,283)
                                             ----------    ----------    ----------
                                                398,744       324,654       262,878
                                             ----------    ----------    ----------
Less amount paid:
  Current year                                  222,684       210,367       173,413
  Prior years                                    97,142        71,035        58,123
                                             ----------    ----------    ----------
                                                319,826       281,402       231,536
                                             ----------    ----------    ----------
Net balance as of December 31                   412,857       333,939       290,687
Plus reinsurance recoverables                    94,381        94,590        94,894
                                             ----------    ----------    ----------
Balance as of December 31                    $  507,238    $  428,529    $  385,581
                                             ==========    ==========    ==========
Balance as of December 31 included with:
  Future policy benefits                     $  470,116    $  396,703    $  346,963
  Policy and contract claims                     37,122        31,826        38,618
                                             ----------    ----------    ----------
                                             $  507,238    $  428,529    $  385,581
                                             ==========    ==========    ==========

The Company uses estimates for determining its liability for accident and health and disability benefits, which are based on historical claim payment patterns and attempt to provide for potential adverse changes in claim patterns and severity. Lower than anticipated claims resulted in adjustments to liabilities in each year.

7. STATUTORY FINANCIAL INFORMATION
The Company prepares financial statements on the basis of Statutory Accounting Practices (SAP) prescribed or permitted by the Nebraska Department of Insurance. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The Company does not utilize any permitted practices in the preparation of the statutory-basis financial statements.

The principal differences between SAP and GAAP as they relate to the financial statements of the Company are (1) policy acquisition costs are expensed as incurred under SAP, but are deferred and amortized under GAAP, (2) the value of business acquired is not capitalized under SAP, but is under GAAP, (3) amounts collected from holders of universal life-type and annuity products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided, (4) the classification and carrying amounts of investments in certain securities are different under SAP than under GAAP, (5) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP,
(6) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP, and (7) certain assets are not admitted for purposes of determining surplus under SAP.

Effective January 1, 2001, the NAIC revised the Accounting Practices and Procedures Manual in a process referred to as Codification. Nebraska has adopted the provisions of the revised manual with certain exceptions. Codification has changed, to some extent, prescribed statutory accounting practices and resulted in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. The effect of the adoption of Codification was to increase statutory surplus by $39.4 million in 2001, primarily through the addition of deferred income tax.

Reported capital and surplus on a statutory basis at December 31, 2003 and 2002 was $1 billion and $802 million, respectively. Reported statutory net income for the years ended December 31, 2003, 2002, and 2001 was $281 million, $102 million, and $249 million, respectively.

The General Statutes of Nebraska require the Company to maintain minimum capital of $1.2 million and minimum unassigned surplus of $300 thousand. Additionally, Nebraska limits the amount of dividends that the Company may pay annually without first obtaining regulatory approval. Generally, the limitations are based on a combination of statutory net gain from operations for the preceding year, 10% of statutory surplus at the end of the preceding year, and dividends and distributions made within the preceding twelve months. Depending on the timing of the payment, the Company could pay $281 million in dividends in 2004 without obtaining regulatory approval. Approximately $18 million could be paid by its subsidiary, JPLA, to the Company without approval of its state of domicile of New Jersey.

Prior to its acquisition, Guarantee Life Insurance Company (GLIC) converted from a mutual form to a stock life company. In connection with that conversion, GLIC agreed to segregate certain assets to provide for dividends on participating policies using dividend scales in effect at the time of the conversion, providing that the experience underlying such scales continued. The assets, including revenue therefrom, allocated to the participating policies will accrue solely to the benefit of those policies. The assets and liabilities relating to these participating policies amounted to $324 million and $356 million at December 31, 2003 and $336 million and $364 million at December 31, 2002. The excess of liabilities over the assets represents the total estimated future earnings expected to emerge from these participating policies.

Risk-Based Capital (RBC) requirements promulgated by the NAIC require life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk and general business risk. As of December 31, 2003, the Company's adjusted capital and surplus exceeded authorized control level RBC.

Some states require life insurers to maintain a certain value of securities on deposit with the state in order to conduct business in that state. The Company had securities totaling $19 million and $20 million on deposit with various states in 2003 and 2002, respectively.

8. FEDERAL INCOME TAXES
A reconciliation of the federal income tax rate to the Company's effective income tax rate follows:

                                                            YEAR ENDED DECEMBER 31
                                                           -----------------------
                                                           2003      2002    2001
                                                           -----    -----    -----
Federal income tax rate                                     35.0%    35.0%    35.0%
Reconciling items:
  Tax exempt interest and dividends received deduction      (1.1)    (3.0)    (0.8)
  Other, net                                                 0.2      1.3      1.1
                                                           -----    -----    -----
Effective income tax rate                                   34.1%    33.3%    35.3%
                                                           -----    -----    -----

The tax effects of temporary differences that result in deferred income tax assets and liabilities are as follows (IN THOUSANDS):

                                                                                 DECEMBER 31
                                                                           ------------------------
                                                                              2003          2002
                                                                           ----------    ----------
Deferred income tax assets:
  Difference in policy liabilities                                         $  155,444    $  166,641
  Deferred compensation                                                        21,861        22,114
  Capital loss carry forward                                                   25,727            --
  Other deferred tax assets                                                    55,268        35,687
                                                                           ----------    ----------
Gross deferred tax assets                                                     258,300       224,442

Deferred income tax liabilities:
  Deferral of policy acquisition costs and value of business acquired        (216,905)     (142,052)
  Differences in investment basis                                             (63,627)      (58,547)
  Net unrealized gains on securities                                          (85,304)      (86,755)
  Depreciation differences                                                    (10,424)       (9,766)
  Other deferred tax liabilities                                              (27,727)      (30,997)
                                                                           ----------    ----------
Gross deferred tax liabilities                                               (403,987)     (328,117)
                                                                           ----------    ----------
Net deferred income tax liabilities                                        $ (145,687)   $ (103,675)
                                                                           ==========    ==========

The Internal Revenue Service has completed the examination of the 1999 tax year. A refund for $173 thousand has been proposed and agreed upon. In the opinion of management, recorded income tax liabilities adequately provide for all remaining open years.

Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus". The Company has approximately $15.8 million of untaxed "Policyholders' Surplus" on which no payment of federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. No related deferred tax liability has been recognized for the potential tax, which would approximate $5.5 million under current proposed rates.

In 2003 and 2002, other assets include $12.6 and $6.4 million, respectively, for a federal income tax refund owed to the Company.

9. RETIREMENT BENEFIT PLANS
PENSIONS
The Company's employees participate in JPCorp's tax-qualified and nonqualified defined benefit pension plans, which provide benefits based on years of service and final average earnings. The plans are funded through group annuity contracts with Jefferson-Pilot Life Insurance Company. The assets of the plan are those of the related contracts, and are primarily held in the separate accounts of Jefferson-Pilot Life Insurance Company. The funding policy is to contribute annually no more than the maximum amount deductible for federal income tax purposes. The plans are administered by JPCorp. Pension expense for all years presented was not significant.

OTHER POSTRETIREMENT BENEFITS
The Company provides certain other postretirement benefits, principally health care and life insurance benefit plans for eligible retired employees, qualifying retired agents and certain surviving spouses. The Company contributes to a welfare benefit trust from which future benefits will be paid. The Company accrues the cost of providing postretirement benefits other than pensions during the employees' active service period. Plan expense for all years presented was not significant.

In December 2003, the Medicare Prescription Drug, Improvement and Modernization Act (the Act) was signed into law. The Act includes a federal subsidy to sponsors of retiree health plans that provide a prescription drug benefit that is at least actuarially equivalent to the benefit to be provided under Medicare Part D. While JPCorp is still evaluating the provisions of the Act, JPCorp expects it will have a favorable impact on our postretirement benefits liability. JPCorp does not expect the impact to be material to our results of operations or our financial position. JPCorp has elected to defer recognition of any accounting effects of the Act until authoritative guidance is issued by the FASB.

DEFINED CONTRIBUTION PLANS
Defined contribution retirement plans cover most employees and full time agents. The Company matches a portion of participant contributions and makes profit sharing contributions to a fund that acquires and holds shares of JPCorp's common stock. Most plan assets are invested under a group variable annuity contract issued by Jefferson-Pilot Life Insurance Company. Plan expense for all years presented was not significant.

10. REINSURANCE
The Company attempts to reduce its exposure to significant individual claims by reinsuring portions of certain individual life insurance policies and annuity contracts written. The Company reinsures a portion of an individual life risk in excess of its retention, which ranges from $400 thousand to $2.1 million for various individual life and annuity products. The Company also attempts to reduce exposure to losses that may result from unfavorable events or circumstances by reinsuring certain levels and types of accident and health insurance risks underwritten. The Company assumes portions of the life and accident and health risks underwritten by certain other insurers on a limited basis, but amounts related to assumed reinsurance are not significant to the Company's consolidated financial statements.

The Company reinsures certain insurance business written prior to 1995 with affiliates of Household International, Inc. on a coinsurance basis. Balances are settled monthly, and the reinsurers compensate the Company for administrative services related to the reinsured business. The amount due from reinsurers in the consolidated balance sheets includes $845 million and $889 million due from the Household affiliates at December 31, 2003 and 2002, respectively.

Assets related to the Household reinsured business have been placed in irrevocable trusts formed to hold the assets for the benefit of JPFIC and are subject to investment guidelines which identify (1) the types and quality standards of securities in which new investments are permitted, (2) prohibited new investments, (3) individual credit exposure limits and (4) portfolio characteristics. Household has unconditionally and irrevocably guaranteed, as primary obligor, full payment and performance by its affiliated reinsurers. JPFIC has the right to terminate the PPA and COLI reinsurance agreements by recapture of the related assets and liabilities if Household does not take a required action under the guarantee agreements within 90 days of a triggering event.

As of December 31, 2003 and 2002, JPFIC also had reinsurance recoverable of $76 million and $79 million, respectively, from a single reinsurer, pursuant to a 50% coinsurance agreement. JPFIC and the reinsurer are joint and equal owners in $153 million and $144 million of securities and short-term investments as of December 31, 2003 and 2002, respectively, 50% of which is included in investments in the consolidated balance sheets.

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to the Company. The Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk related to reinsurance activities. No significant credit losses have resulted from the Company's reinsurance activities during the three years ended December 31, 2003. The effects of reinsurance on total premiums and other considerations and total benefits are as follows (IN THOUSANDS):

                                                                     YEAR ENDED DECEMBER 31
                                                             ---------------------------------------
                                                                2003          2002          2001
                                                             -----------   -----------   -----------
Premiums and other considerations, before effect of
  reinsurance ceded                                          $   913,778   $   794,601   $   667,037
Less premiums and other considerations ceded                      55,693        60,434        43,265
                                                             -----------   -----------   -----------
Net premiums and other considerations                        $   858,085   $   734,167   $   623,772
                                                             ===========   ===========   ===========

Universal life and investment product charges,
  before effect of reinsurance ceded                         $   470,317   $   478,061   $   479,988
Less universal life and investment product charges ceded          55,461        70,328        67,375
                                                             -----------   -----------   -----------
Net universal life and investment product charges            $   414,856   $   407,733   $   412,613
                                                             ===========   ===========   ===========

Benefits, before reinsurance recoveries                      $ 1,421,026   $ 1,509,648   $ 1,287,272
Less reinsurance recoveries                                      164,129       305,841       177,545
                                                             -----------   -----------   -----------
Net benefits                                                 $ 1,256,897   $ 1,203,807   $ 1,109,727
                                                             ===========   ===========   ===========

11. ACCUMULATED OTHER COMPREHENSIVE INCOME
The components of other comprehensive income, along with related tax effects, are as follows (in thousands):

                                                                      UNREALIZED         DERIVATIVE
                                                                    GAINS/(LOSSES)        FINANCIAL
                                                                   ON AVAILABLE-FOR      INSTRUMENTS
                                                                    SALE SECURITIES    GAINS/(LOSSES)      TOTAL
                                                                   ----------------    --------------    ----------
BALANCE AT DECEMBER 31, 2000                                       $         (2,907)         $     --    $   (2,907)
Unrealized holding gains arising during period, net of $6,381
  tax expense                                                                11,871                --        11,871
Change in fair value of derivatives, net of $2,016 tax expense                   --             3,744         3,744
Less: reclassification adjustment
  Losses realized in net income, net of $17,478 tax benefit                 (32,492)               --       (32,492)
                                                                   ----------------    --------------    ----------
BALANCE AT DECEMBER 31, 2001                                                 41,456             3,744        45,200
Unrealized holding gains arising during period, net of $26,125
  tax expense                                                                48,518                --        48,518
Change in fair value of derivatives, net of $1,225 tax expense                   --             2,275         2,275
Less: reclassification adjustment
  Losses realized in net income, net of $35,066 tax benefit                 (65,122)               --       (65,122)
                                                                   ----------------    --------------    ----------
BALANCE AT DECEMBER 31, 2002                                                155,096             6,019       161,115
Unrealized holding losses arising during period, net of $3,821
  tax benefit                                                                (7,093)               --        (7,093)
Change in fair value of derivatives, net of $1,101 tax benefit                   --            (2,046)       (2,046)
Less: reclassification adjustment
  Losses realized in net income, net of $3,471 tax benefit                   (6,445)               --        (6,445)
                                                                   ----------------    --------------    ----------
BALANCE AT DECEMBER 31, 2003                                       $        154,448    $        3,973    $  158,421
                                                                   ================    ==============    ==========

12. TRANSACTIONS WITH AFFILIATED COMPANIES
The Company has entered into service agreements with JPCorp and other subsidiaries of JPCorp for personnel and facilities usage, general management services and investment management services. The Company expensed, prior to deferrals, $147.8 million, $157.7 million, and $153.9 million in 2003, 2002, and 2001, respectively, for general management and investment services provided by Jefferson-Pilot Life Insurance Company, of which $11.5 million and $14.7 million remained payable as of December 31, 2003 and 2002, respectively. The remainder of the payable to affiliates at year end was due to other affiliates.

Included in payable to affiliates is a $50 million surplus note issued by the Company on September 24, 1994, that is held by HARCO Capital Corp., an affiliate. The note bears interest at 9.76% and matures on September 30, 2024. The Company recognized interest expense of $4.9 million during 2003, 2002, and 2001. The Company has the right to repay the note on any March 31 or September 30 after September 30, 2004. The note calls for the Company to pay interest semiannually on March 31 and September 30. Any payment of interest or repayment of principal may be paid out only if the Company has obtained the prior written approval of the Nebraska Department of Insurance, has adequate earned surplus funds for such payment, and if such payment would not cause the Company to violate the statutory capital requirements as set forth in the Nebraska Insurance Code.

The Company owns no securities of the Parent or any affiliate of the Parent other than the following, reflected at the carrying amounts in the consolidated balance sheets as of December 31 (IN THOUSANDS):

                                                                                2003        2002
                                                                              ---------   ---------
Jefferson-Pilot Corporation (affiliate) Senior Promissory Notes due 2008
  through 2010, interest at rates ranging from 4.47% to 4.60%                 $ 133,000   $      --
Jefferson Pilot Communications Company (affiliate) Senior Promissory
  Notes due 2006 through 2010, interest ranging from 2.25% to 7.70%           $  25,861   $  31,111

The Company recognized interest income totaling $5.4 million, $1.9 million, and $2.6 million related to the preceding assets during 2003, 2002, and 2001, respectively.

The Company has an agreement with its affiliate broker/dealer, Jefferson Pilot Variable Corporation (JPVC). The agreement calls for the Company to pay JPVC for sales of the Company's variable annuity and variable universal life contracts. The amount paid is based on sales during the period and contracts in force. During 2003, 2002 and 2001, the Company recorded expense of $36.5 million, $52.6 million and $67.6 million related to this agreement, respectively.

13. DISCLOSURES ABOUT FAIR VALUES OF FINANCIAL INSTRUMENTS
The carrying values and fair values of financial instruments as of December 31 are as follows (IN THOUSANDS):

                                                        2003                        2002
                                             -------------------------   -------------------------
                                              CARRYING        FAIR        CARRYING        FAIR
                                                VALUE         VALUE         VALUE         VALUE
                                             -----------   -----------   -----------   -----------
FINANCIAL ASSETS
Debt securities available-for-sale           $ 8,714,775   $ 8,714,775   $ 8,431,153   $ 8,431,153
Debt securities held-to-maturity                 995,676     1,063,236     1,177,341     1,253,109
Equity securities available-for-sale              10,154        10,154         8,757         8,757
Policy loans                                     625,508       685,947       659,709       708,562
Mortgage loans on real estate                  1,361,144     1,466,257     1,266,723     1,417,821
Derivative financial instruments                  10,461        10,461        13,579        13,579

FINANCIAL LIABILITIES
Annuity contracts in accumulation phase        2,312,156     2,274,100     2,442,312     2,402,232
Securities sold under repurchase agreements      155,245       155,245       245,143       245,143

The fair values of cash, cash equivalents, balances due on account from agents, reinsurers and others, and accounts payable approximate their carrying amounts in the Company's consolidated balance sheets due to their short-term maturity or availability. Assets and liabilities related to separate accounts are reported at fair value in the consolidated balance sheets.

The fair values of debt and equity securities and derivative financial instruments have been determined from nationally quoted market prices and by using values supplied by independent pricing services and discounted cash flow techniques.

The fair value of the mortgage loan portfolio has been estimated by discounting expected future cash flows using the interest rate currently offered for similar loans.

The fair value of policy loans outstanding for traditional life products has been estimated using a current risk-free interest rate applied to expected future loan repayments projected based on historical repayment patterns. The fair values of policy loans on universal life-type and annuity products approximate carrying values due to the variable interest rates charged on those loans.

Annuity contracts do not generally have defined maturities. Therefore, fair values of the liabilities under annuity contracts, the carrying amounts of which are included with policyholder contract deposits in the Company's consolidated balance sheets, are estimated to equal the cash surrender values of the contracts.

The fair value of the liability for securities sold under repurchase agreements approximates its carrying amount, which includes accrued interest.

14. COMMITMENTS AND CONTINGENT LIABILITIES
The Company routinely enters into commitments to extend credit in the form of mortgage loans and to purchase certain debt securities for its investment portfolio in private placement transactions. The fair value of outstanding commitments to fund mortgage loans and to acquire debt securities in private placement transactions, which are not reflected in the Company's consolidated balance sheet, approximates $42 million as of December 31, 2003.

The Company leases electronic data processing equipment and field office space under noncancelable operating lease agreements. The lease terms generally range from three to five years. Neither annual rent nor future rental commitments are significant.

The Company is a defendant in a class action suit which alleges that a predecessor company, decades ago, unfairly discriminated in the sale of certain small face amount life insurance policies, and unreasonably priced these policies. Management believes that the life company's practices have complied with state insurance laws and intends to vigorously defend the claims assented.

In the normal course of business, the Company and its subsidiaries are involved in various lawsuits, including several class action suits. Because of the considerable uncertainties that exist, the Company cannot predict the outcome of pending or future litigation. However, management believes that the resolution of pending legal proceedings will not have a material adverse effect on the Company's financial position or liquidity, but could have a material adverse effect on the results of operations for a specific period.

15. SUBSEQUENT EVENTS
In March 2004, the Company acquired the U.S. group life, disability and dental business of The Canada Life Assurance Company (Canada Life), an indirect subsidiary of Great-West Lifeco Inc. The transaction resulted in a commitment of capital of approximately $200 million, including capital to support the acquired blocks.

                         REPORT OF INDEPENDENT AUDITORS

To the Contractholders of the JPF Separate Account C and
Board of Directors of Jefferson Pilot Financial Insurance Company

We have audited the accompanying statement of assets and liabilities of the JPF Separate Account C as of December 31, 2003, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the JPF Separate Account C at December 31, 2003, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
March 22, 2004

                       STATEMENT OF ASSETS AND LIABILITIES

                             JPF SEPARATE ACCOUNT C
                                DECEMBER 31, 2003

                                                                 JPVF             JPVF             JPVF             JPVF
                                                JPVF             SMALL           MID-CAP         STRATEGIC         MID-CAP
                                               GROWTH           COMPANY          GROWTH           GROWTH            VALUE
                                              DIVISION         DIVISION         DIVISION         DIVISION         DIVISION
                                           --------------   --------------   --------------   --------------   --------------
ASSETS
Investments at cost                        $    4,846,463   $    2,388,989   $      848,554   $    5,711,239   $    1,324,268
                                           ==============   ==============   ==============   ==============   ==============
Investments at market value                $    3,888,625   $    2,638,217   $    1,039,261   $    3,882,382   $    1,687,333
Net premiums receivable (payable)                   1,597             (145)             288           35,812              121
                                           --------------   --------------   --------------   --------------   --------------
      TOTAL NET ASSETS                     $    3,890,222   $    2,638,072   $    1,039,549   $    3,918,194   $    1,687,454
                                           ==============   ==============   ==============   ==============   ==============

UNITS OUTSTANDING                                 375,478          292,267          124,085          530,172          141,745

UNIT VALUE                                 $       10.361   $        9.027   $        8.378   $        7.391   $       11.906

                                                JPVF             JPVF
                                               CAPITAL         SMALL-CAP          JPVF
                                               GROWTH            VALUE            VALUE
                                              DIVISION         DIVISION         DIVISION
                                           --------------   --------------   --------------
ASSETS
Investments at cost                        $   11,541,279   $    1,716,458   $    3,229,754
                                           ==============   ==============   ==============
Investments at market value                $    8,384,698   $    2,099,036   $    3,452,373
Net premiums receivable (payable)                  26,547               76            1,121
                                           --------------   --------------   --------------
      TOTAL NET ASSETS                     $    8,411,245   $    2,099,112   $    3,453,494
                                           ==============   ==============   ==============

UNITS OUTSTANDING                               1,148,485          167,474          324,114

UNIT VALUE                                 $        7.324   $       12.535   $       10.656

See notes to financial statements.

                                                JPVF             JPVF             JPVF             JPVF
                                           INTERNATIONAL        S&P 500       WORLD GROWTH      HIGH YIELD          JPVF
                                               EQUITY            INDEX            STOCK            BOND           BALANCED
                                              DIVISION         DIVISION         DIVISION         DIVISION         DIVISION
                                           --------------   --------------   --------------   --------------   --------------
ASSETS
Investments at cost                        $    2,501,930   $   19,296,282   $    1,809,576   $    1,253,802   $    3,731,861
                                           ==============   ==============   ==============   ==============   ==============
Investments at market value                $    2,407,603   $   18,992,814   $    1,983,303   $    1,367,636   $    3,901,934
Net premiums receivable (payable)                   1,536           32,751            1,172                8            1,606
                                           --------------   --------------   --------------   --------------   --------------
      TOTAL NET ASSETS                     $    2,409,139   $   19,025,565   $    1,984,475   $    1,367,644   $    3,903,540
                                           ==============   ==============   ==============   ==============   ==============

UNITS OUTSTANDING                                 317,169        2,163,106          152,846          125,051          325,548

UNIT VALUE                                 $        7.596   $        8.796   $       12.984   $       10.937   $       11.991

                                                               AMERICAN         AMERICAN
                                                JPVF          CENTURY VP         CENTURY
                                            MONEY MARKET    INTERNATIONAL       VP VALUE
                                              DIVISION         DIVISION         DIVISION
                                           --------------   --------------   --------------
ASSETS
Investments at cost                        $    6,454,041   $      477,906   $      208,103
                                           ==============   ==============   ==============
Investments at market value                $    6,427,993   $      562,790   $      240,081
Net premiums receivable (payable)                     (15)           1,619              158
                                           --------------   --------------   --------------
      TOTAL NET ASSETS                     $    6,427,978   $      564,409   $      240,239
                                           ==============   ==============   ==============

UNITS OUTSTANDING                                 584,044           62,470           21,879

UNIT VALUE                                 $       11.007   $        9.035   $       10.981

See notes to financial statements.

                                              AMERICAN         AMERICAN        FIDELITY(R)      FIDELITY(R)      FIDELITY(R)
                                                FUNDS            FUNDS             VIP              VIP              VIP
                                               GROWTH       GROWTH-INCOME    CONTRAFUND(R)    EQUITY-INCOME        GROWTH
                                              DIVISION         DIVISION         DIVISION         DIVISION         DIVISION
                                           --------------   --------------   --------------   --------------   --------------
ASSETS
Investments at cost                        $      878,032   $      752,007   $    6,725,076   $    5,813,208   $    7,274,413
                                           ==============   ==============   ==============   ==============   ==============
Investments at market value                $      955,765   $      813,321   $    7,274,156   $    6,343,207   $    6,491,585
Net premiums receivable                             3,247            3,255            3,174            3,220            3,254
                                           --------------   --------------   --------------   --------------   --------------
      TOTAL NET ASSETS                     $      959,012   $      816,576   $    7,277,330   $    6,346,427   $    6,494,839
                                           ==============   ==============   ==============   ==============   ==============

UNITS OUTSTANDING                                  78,069           68,526          670,410          553,112          773,193

UNIT VALUE                                 $       12.285   $       11.917   $       10.856   $       11.475   $        8.401

                                             FIDELITY(R)
                                                 VIP          FIDELITY(R)        FRANKLIN
                                             INVESTMENT           VIP            SMALL CAP
                                             GRADE BOND         MID CAP      VALUE SECURITIES
                                              DIVISION         DIVISION          DIVISION
                                           --------------   --------------   ----------------
ASSETS
Investments at cost                        $      193,346   $      122,067   $         25,881
                                           ==============   ==============   ================
Investments at market value                $      196,495   $      130,477   $         29,620
Net premiums receivable                               (11)           1,643                 (2)
                                           --------------   --------------   ----------------
      TOTAL NET ASSETS                     $      196,484   $      132,120   $         29,618
                                           ==============   ==============   ================

UNITS OUTSTANDING                                  19,526            9,846              2,487

UNIT VALUE                                 $       10.063   $       13.419   $         11.910

See notes to financial statements.

                                                                MFS(R)           MFS(R)
                                           GOLDMAN SACHS       RESEARCH         UTILITIES          PIMCO           PROFUND
                                           CAPITAL GROWTH       SERIES           SERIES        TOTAL RETURN     VP FINANCIAL
                                              DIVISION         DIVISION         DIVISION         DIVISION         DIVISION
                                           --------------   --------------   --------------   --------------   --------------
ASSETS
Investments at cost                        $      318,561   $    1,724,128   $    1,976,073   $    8,107,829   $      119,673
                                           ==============   ==============   ==============   ==============   ==============
Investments at market value                $      325,782   $    1,448,319   $    2,015,271   $    8,271,696   $      135,216
Accrued investment income                              --               --               --           14,608               --
Net premiums receivable (payable)                     (18)           1,124             (110)           7,584              121
                                           --------------   --------------   --------------   --------------   --------------
      TOTAL NET ASSETS                     $      325,764   $    1,449,443   $    2,015,161   $    8,293,888   $      135,337
                                           ==============   ==============   ==============   ==============   ==============

UNITS OUTSTANDING                                  40,147          177,063          182,825          699,483           11,171

UNIT VALUE                                 $        8.115   $        8.187   $       11.023   $       11.858   $       12.116

                                                                                 SCUDDER
                                               PROFUND          PROFUND            VIT
                                           VP HEALTHCARE    VP TECHNOLOGY    SMALL CAP INDEX
                                              DIVISION         DIVISION         DIVISION
                                           --------------   --------------   ---------------
ASSETS
Investments at cost                        $       56,033   $      208,718   $       588,151
                                           ==============   ==============   ===============
Investments at market value                $       58,707   $      239,160   $       700,888
Accrued investment income                              --               --                --
Net premiums receivable (payable)                      (3)             165             1,925
                                           --------------   --------------   ---------------
      TOTAL NET ASSETS                     $       58,704   $      239,325   $       702,813
                                           ==============   ==============   ===============

UNITS OUTSTANDING                                   4,706           22,414            56,735

UNIT VALUE                                 $       12.475   $       10.678   $        12.388

See notes to financial statements.

                                           T. ROWE PRICE        TEMPLETON       VANGUARD(R)      VANGUARD(R)      VANGUARD(R)
                                               MID-CAP           FOREIGN            VIF              VIF           VIF SMALL
                                               GROWTH          SECURITIES     MID-CAP INDEX      REIT INDEX     COMPANY GROWTH
                                              DIVISION          DIVISION         DIVISION         DIVISION         DIVISION
                                           --------------    --------------   --------------   --------------   --------------
ASSETS
Investments at cost                        $      906,864    $    5,810,391   $      895,522   $    1,072,773   $      893,076
                                           ==============    ==============   ==============   ==============   ==============
Investments at
  market value                             $    1,086,757    $    5,902,986   $      989,541   $    1,268,553   $    1,008,461
Net premiums
  receivable (payable)                                (60)           37,860            2,539            4,581              352
                                           --------------    --------------   --------------   --------------   --------------
      TOTAL NET
        ASSETS                             $    1,086,697    $    5,940,846   $      992,080   $    1,273,134   $    1,008,813
                                           ==============    ==============   ==============   ==============   ==============

UNITS
  OUTSTANDING                                      94,124           550,006           93,797          100,374           92,919

UNIT VALUE                                 $       11.546    $       10.802   $       10.577   $       12.685   $       10.858

                                                                 J.P. MORGAN
                                              J.P. MORGAN      U.S. LARGE CAP       J.P. MORGAN          J.P. MORGAN
                                                 BOND,          CORE EQUITY,      SMALL COMPANY,    INTERNATIONAL EQUITY,
                                           SERIES TRUST II,   SERIES TRUST II,   SERIES TRUST II,     SERIES TRUST II,
                                               DIVISION           DIVISION           DIVISION             DIVISION
                                           ----------------   ----------------   ----------------   ---------------------
ASSETS
Investments at cost                        $      5,868,146   $      6,787,199   $      2,926,368   $           4,609,246
                                           ================   ================   ================   =====================
Investments at
  market value                             $      6,501,597   $      5,993,612   $      3,127,937   $           3,902,073
Net premiums
  receivable (payable)                                 (232)              (214)              (111)                   (139)
                                           ----------------   ----------------   ----------------   ---------------------
      TOTAL NET
        ASSETS                             $      6,501,365   $      5,993,398   $      3,127,826   $           3,901,934
                                           ================   ================   ================   =====================

UNITS
  OUTSTANDING                                       370,266            277,400            141,067                 292,647

UNIT VALUE                                 $         17.559   $         21.606   $         22.173   $              13.334

See notes to financial statements.

                            STATEMENTS OF OPERATIONS

                             JPF SEPARATE ACCOUNT C

                                                                    JPVF
                                                                   GROWTH
                                                                  DIVISION
                                           ------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                           ------------------------------------------------------
                                                 2003               2002              2001
                                           ----------------   ----------------   ----------------
Investment Income:
  Dividend income                          $             --   $             --   $             --

Expenses:
  Mortality and expense risk
    charge                                           33,416             34,505             38,786
                                           ----------------   ----------------   ----------------
    Net investment loss                             (33,416)           (34,505)           (38,786)
                                           ----------------   ----------------   ----------------

Realized gain (loss) on investments:
  Net realized gain (loss) on sale
    of fund shares                                 (476,742)          (475,432)          (360,666)
  Realized gain distribution                             --                 --            236,873
                                           ----------------   ----------------   ----------------
  Realized gain (loss)                             (476,742)          (475,432)          (123,793)
                                           ----------------   ----------------   ----------------
  Change in unrealized gain (loss)
    on investments                                1,385,373           (565,840)        (1,547,885)
                                           ----------------   ----------------   ----------------
    Increase (decrease) in net
      assets from operations               $        875,215   $     (1,075,777)  $     (1,710,464)
                                           ================   ================   ================

                                                                    JPVF
                                                               SMALL COMPANY
                                                                  DIVISION
                                           ------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                           ------------------------------------------------------
                                                 2003               2002               2001
                                           ----------------   ----------------   ----------------
Investment Income:
  Dividend income                          $             --   $             --   $             --

Expenses:
  Mortality and expense risk
    charge                                           20,132             15,946             10,805
                                           ----------------   ----------------   ----------------
    Net investment loss                             (20,132)           (15,946)           (10,805)
                                           ----------------   ----------------   ----------------

Realized gain (loss) on investments:
  Net realized gain (loss) on sale
    of fund shares                                  (39,270)           (90,645)           (34,333)
  Realized gain distribution                             --                 --                 --
                                           ----------------   ----------------   ----------------
  Realized gain (loss)                              (39,270)           (90,645)           (34,333)
                                           ----------------   ----------------   ----------------
  Change in unrealized gain (loss)
    on investments                                  733,552           (477,381)            18,866
                                           ----------------   ----------------   ----------------
    Increase (decrease) in net
      assets from operations               $        674,150   $       (583,972)  $        (26,272)
                                           ================   ================   ================

                                                                    JPVF
                                                               MID-CAP GROWTH
                                                                  DIVISION
                                           ------------------------------------------------------
                                                                                   PERIOD FROM
                                                        YEAR ENDED                JUNE 4, 2001(a)
                                                       DECEMBER 31,                     TO
                                           -----------------------------------     DECEMBER 31,
                                                 2003               2002               2001
                                           ----------------   ----------------   ----------------
Investment Income:
  Dividend income                          $             --   $             --   $             --

Expenses:
  Mortality and expense risk
    charge                                            7,013              3,834                257
                                           ----------------   ----------------   ----------------
    Net investment loss                              (7,013)            (3,834)              (257)
                                           ----------------   ----------------   ----------------

Realized gain (loss) on investments:
  Net realized gain (loss) on sale
    of fund shares                                   (8,977)           (73,115)             1,291
  Realized gain distribution                             --                 --                 --
                                           ----------------   ----------------   ----------------
  Realized gain (loss)                               (8,977)           (73,115)             1,291
                                           ----------------   ----------------   ----------------
  Change in unrealized gain (loss)
    on investments                                  277,734            (98,670)            11,643
                                           ----------------   ----------------   ----------------
    Increase (decrease) in net
      assets from operations               $        261,744   $       (175,619)  $         12,677
                                           ================   ================   ================

(a) Commencement of operations

See notes to financial statements.

                                                                    JPVF
                                                              STRATEGIC GROWTH
                                                                  DIVISION
                                           ------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                           ------------------------------------------------------
                                                 2003               2002               2001
                                           ----------------   ----------------   ----------------
Investment Income:
  Dividend income                          $             --   $             --   $             --

Expenses:
  Mortality and expense risk
    charge                                           32,054             31,555             32,973
                                           ----------------   ----------------   ----------------
    Net investment loss                             (32,054)           (31,555)           (32,973)
                                           ----------------   ----------------   ----------------

Realized gain (loss) on investments:
  Net realized gain (loss) on
    sale of fund shares                            (464,562)          (486,696)          (331,407)
  Realized gain distribution                             --                 --            718,341
                                           ----------------   ----------------   ----------------
  Realized gain (loss)                             (464,562)          (486,696)           386,934
                                           ----------------   ----------------   ----------------
  Change in unrealized gain
    (loss) on investments                         1,372,460           (869,863)        (1,791,033)
                                           ----------------   ----------------   ----------------
    Increase (decrease) in net
      assets from operations               $        875,844   $     (1,388,114)  $     (1,437,072)
                                           ================   ================   ================

                                                                    JPVF
                                                               MID-CAP VALUE
                                                                  DIVISION
                                           ------------------------------------------------------
                                                                                   PERIOD FROM
                                                       YEAR ENDED                 MAY 30, 2001(a)
                                                      DECEMBER 31,                      TO
                                           -----------------------------------     DECEMBER 31,
                                                 2003              2002                2001
                                           ----------------   ----------------   ----------------
Investment Income:
  Dividend income                          $             --   $             --   $             --

Expenses:
  Mortality and expense risk
    charge                                           12,780              8,767              1,033
                                           ----------------   ----------------   ----------------
    Net investment loss                             (12,780)            (8,767)            (1,033)
                                           ----------------   ----------------   ----------------

Realized gain (loss) on investments:
  Net realized gain (loss) on
    sale of fund shares                               4,850            (27,564)               (52)
  Realized gain distribution                             --                 --                 --
                                           ----------------   ----------------   ----------------
  Realized gain (loss)                                4,850            (27,564)               (52)
                                           ----------------   ----------------   ----------------
  Change in unrealized gain
    (loss) on investments                           481,725           (148,996)            30,336
                                           ----------------   ----------------   ----------------
    Increase (decrease) in net
      assets from operations               $        473,795   $       (185,327)  $         29,251
                                           ================   ================   ================

                                                                    JPVF
                                                               CAPITAL GROWTH
                                                                  DIVISION
                                           ------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                           ------------------------------------------------------
                                                 2003               2002               2001
                                           ----------------   ----------------   ----------------
Investment Income:
  Dividend income                          $             --   $             --   $             --

Expenses:
  Mortality and expense risk
    charge                                           73,974             73,270             79,821
                                           ----------------   ----------------   ----------------
    Net investment loss                             (73,974)           (73,270)           (79,821)
                                           ----------------   ----------------   ----------------

Realized gain (loss) on investments:
  Net realized gain (loss) on
    sale of fund shares                            (928,249)          (636,973)          (174,591)
  Realized gain distribution                             --                 --            565,287
                                           ----------------   ----------------   ----------------
  Realized gain (loss)                             (928,249)          (636,973)           390,696
                                           ----------------   ----------------   ----------------
  Change in unrealized gain
    (loss) on investments                         2,702,274         (2,192,083)        (2,823,421)
                                           ----------------   ----------------   ----------------
    Increase (decrease) in net
      assets from operations               $      1,700,051   $     (2,902,326)  $     (2,512,546)
                                           ================   ================   ================

(a) Commencement of operations

See notes to financial statements.

                                                                    JPVF
                                                              SMALL-CAP VALUE
                                                                  DIVISION
                                           ------------------------------------------------------
                                                                                   PERIOD FROM
                                                        YEAR ENDED               MAY 30, 2001(a)
                                                       DECEMBER 31,                    TO
                                           -----------------------------------     DECEMBER 31,
                                                 2003               2002              2001
                                           ----------------   ----------------   ----------------
Investment Income:
  Dividend income                          $             --   $             --   $             --

Expenses:
  Mortality and expense risk charge                  15,069              8,927                941
                                           ----------------   ----------------   ----------------
    Net investment income (loss)                    (15,069)            (8,927)              (941)
                                           ----------------   ----------------   ----------------

Realiced gain (loss) on investments:
  Net realized gain (loss) on sale
    of fund shares                                   (3,642)           (25,432)              (277)
  Realized gain distribution                             --              3,002              2,082
                                           ----------------   ----------------   ----------------
  Realized gain (loss)                               (3,642)           (22,430)             1,805
                                           ----------------   ----------------   ----------------
  Change in unrealized gain (loss)
    on investments                                  503,492           (140,124)            19,210
                                           ----------------   ----------------   ----------------
    Increase (decrease) in net assets
      from operations                      $        484,781   $       (171,481)  $         20,074
                                           ================   ================   ================

                                                                    JPVF
                                                                   VALUE
                                                                  DIVISION
                                           ------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                           ------------------------------------------------------
                                                 2003               2002               2001
                                           ----------------   ----------------   ----------------
Investment Income:
  Dividend income                          $         26,851   $         28,002   $         17,583

Expenses:
  Mortality and expense risk charge                  30,084             31,111             23,346
                                           ----------------   ----------------   ----------------
    Net investment income (loss)                     (3,233)            (3,109)            (5,763)
                                           ----------------   ----------------   ----------------

Realiced gain (loss) on investments:
  Net realized gain (loss) on sale
    of fund shares                                 (119,985)           (95,889)            20,819
  Realized gain distribution                             --                 --              1,213
                                           ----------------   ----------------   ----------------
  Realized gain (loss)                             (119,985)           (95,889)            22,032
                                           ----------------   ----------------   ----------------
  Change in unrealized gain (loss)
    on investments                                  875,213           (718,594)            (7,657)
                                           ----------------   ----------------   ----------------
    Increase (decrease) in net assets
      from operations                      $        751,995   $       (817,592)  $          8,612
                                           ================   ================   ================

                                                                    JPVF
                                                            INTERNATIONAL EQUITY
                                                                  DIVISION
                                           ------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                           ------------------------------------------------------
                                                 2003               2002               2001
                                           ----------------   ----------------   ----------------
Investment Income:
  Dividend income                          $         22,004   $             --   $             --

Expenses:
  Mortality and expense risk charge                  18,488             16,891             13,608
                                           ----------------   ----------------   ----------------
    Net investment income (loss)                      3,516            (16,891)           (13,608)
                                           ----------------   ----------------   ----------------

Realiced gain (loss) on investments:
  Net realized gain (loss) on sale
    of fund shares                                 (110,859)          (111,749)          (121,788)
  Realized gain distribution                             --                 --                 --
                                           ----------------   ----------------   ----------------
  Realized gain (loss)                             (110,859)          (111,749)          (121,788)
                                           ----------------   ----------------   ----------------
  Change in unrealized gain (loss)
    on investments                                  656,510           (314,229)          (232,239)
                                           ----------------   ----------------   ----------------
    Increase (decrease) in net assets
      from operations                      $        549,167   $       (442,869)  $       (367,635)
                                           ================   ================   ================

(a) Commencement of operations

See notes to financial statements.

                                                                    JPVF
                                                               S&P 500 INDEX
                                                                  DIVISION
                                           ------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                           ------------------------------------------------------
                                                 2003               2002               2001
                                           ----------------   ----------------   ----------------
Investment Income:
  Dividend income                          $        175,306   $        124,134   $         56,926

Expenses:
  Mortality and expense risk charge                 148,384            119,406             91,242
                                           ----------------   ----------------   ----------------
    Net investment income (loss)                     26,922              4,728            (34,316)
                                           ----------------   ----------------   ----------------

Realized gain (loss) on investments:
  Net realized gain (loss) on sale of
    fund shares                                    (387,365)          (368,614)          (176,388)
  Realized gain distribution                             --                 --                 --
                                           ----------------   ----------------   ----------------
  Realized gain (loss)                             (387,365)          (368,614)          (176,388)
                                           ----------------   ----------------   ----------------
  Change in unrealized gain (loss) on
    investments                                   4,104,333         (2,840,615)          (945,628)
                                           ----------------   ----------------   ----------------
    Increase (decrease) in net assets
      from operations                      $      3,743,890   $     (3,204,501)  $     (1,156,332)
                                           ================   ================   ================

                                                                    JPVF
                                                             WORLD GROWTH STOCK
                                                                  DIVISION
                                           ------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                           ------------------------------------------------------
                                                 2003               2002               2001
                                           ----------------   ----------------   ----------------
Investment Income:
  Dividend income                          $         27,638   $         14,292   $         11,303

Expenses:
  Mortality and expense risk charge                  15,439             12,847              8,715
                                           ----------------   ----------------   ----------------
    Net investment income (loss)                     12,199              1,445              2,588
                                           ----------------   ----------------   ----------------

Realized gain (loss) on investments:
  Net realized gain (loss) on sale of
    fund shares                                     (28,148)           (31,606)           (44,205)
  Realized gain distribution                             --                 --             93,334
                                           ----------------   ----------------   ----------------
  Realized gain (loss)                              (28,148)           (31,606)            49,129
                                           ----------------   ----------------   ----------------
  Change in unrealized gain (loss) on
    investments                                     488,348           (215,921)          (110,077)
                                           ----------------   ----------------   ----------------
    Increase (decrease) in net assets
      from operations                      $        472,399   $       (246,082)  $        (58,360)
                                           ================   ================   ================

                                                                   JPVF
                                                              HIGH YIELD BOND
                                                                 DIVISION
                                           ------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                           ------------------------------------------------------
                                                 2003               2002               2001
                                           ----------------   ----------------   ----------------
Investment Income:
  Dividend income                          $         65,448   $            347   $         54,931

Expenses:
  Mortality and expense risk charge                  11,015              7,736              5,629
                                           ----------------   ----------------   ----------------
    Net investment income (loss)                     54,433             (7,389)            49,302
                                           ----------------   ----------------   ----------------

Realized gain (loss) on investments:
  Net realized gain (loss) on sale of
    fund shares                                       9,868            (34,744)           (42,020)
  Realized gain distribution                             --                 --                 --
                                           ----------------   ----------------   ----------------
  Realized gain (loss)                                9,868            (34,744)           (42,020)
                                           ----------------   ----------------   ----------------
  Change in unrealized gain (loss) on
    investments                                     116,388             52,630            (23,390)
                                           ----------------   ----------------   ----------------
    Increase (decrease) in net assets
      from operations                      $        180,689   $         10,497   $        (16,108)
                                           ================   ================   ================

See notes to financial statements.

                                                                    JPVF
                                                                  BALANCED
                                                                  DIVISION
                                           ------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                           ------------------------------------------------------
                                                 2003               2002               2001
                                           ----------------   ----------------   ----------------
Investment Income:
  Dividend income                          $         75,207   $         60,766   $         34,549

Expenses:
  Mortality and expense risk charge                  33,814             24,938             15,489
                                           ----------------   ----------------   ----------------
    Net investment income (loss)                     41,393             35,828             19,060
                                           ----------------   ----------------   ----------------

Realized gain (loss) on investments:
  Net realized gain (loss) on sale of
    fund shares                                     (22,924)           (40,081)          (111,121)
  Realized gain distribution                             --                 --             62,377
                                           ----------------   ----------------   ----------------
  Realized gain (loss)                              (22,924)           (40,081)           (48,744)
                                           ----------------   ----------------   ----------------
  Change in unrealized gain (loss)
    on investments                                  422,341           (187,919)           (44,302)
                                           ----------------   ----------------   ----------------
    Increase (decrease) in net assets
      from operations                      $        440,810   $       (192,172)  $        (73,986)
                                           ================   ================   ================

                                                                    JPVF
                                                                MONEY MARKET
                                                                  DIVISION
                                           ------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                           ------------------------------------------------------
                                                 2003               2002               2001
                                           ----------------   ----------------   ----------------
Investment Income:
  Dividend income                          $         92,296   $        159,494   $        109,389

Expenses:
  Mortality and expense risk charge                  75,979             73,491             40,946
                                           ----------------   ----------------   ----------------
    Net investment income (loss)                     16,317             86,003             68,443
                                           ----------------   ----------------   ----------------

Realized gain (loss) on investments:
  Net realized gain (loss) on sale of
    fund shares                                     (30,703)           (15,268)            27,847
  Realized gain distribution                             70                 --                 --
                                           ----------------   ----------------   ----------------
  Realized gain (loss)                              (30,633)           (15,268)            27,847
                                           ----------------   ----------------   ----------------
  Change in unrealized gain (loss)
    on investments                                  (16,510)           (55,350)             3,086
                                           ----------------   ----------------   ----------------
    Increase (decrease) in net assets
      from operations                      $        (30,826)  $         15,385   $         99,376
                                           ================   ================   ================

                                                              AMERICAN CENTURY
                                                              VP INTERNATIONAL
                                                                  DIVISION
                                           ------------------------------------------------------
                                                                                   PERIOD FROM
                                                       YEAR ENDED                AUGUST 9, 2001(a)
                                                      DECEMBER 31,                      TO
                                           -----------------------------------     DECEMBER 31,
                                                 2003               2002               2001
                                           ----------------   ----------------   ----------------
Investment Income:
  Dividend income                          $          1,806   $            681   $             --

Expenses:
  Mortality and expense risk charge                   3,500              1,087                185
                                           ----------------   ----------------   ----------------
    Net investment income (loss)                     (1,694)              (406)              (185)
                                           ----------------   ----------------   ----------------

Realized gain (loss) on investments:
  Net realized gain (loss) on sale of
    fund shares                                      (1,053)            (5,314)               109
  Realized gain distribution                             --                 --                 --
                                           ----------------   ----------------   ----------------
  Realized gain (loss)                               (1,053)            (5,314)               109
                                           ----------------   ----------------   ----------------
  Change in unrealized gain (loss)
    on investments                                  100,982            (20,595)             4,497
                                           ----------------   ----------------   ----------------
    Increase (decrease) in net assets
      from operations                      $         98,235   $        (26,315)  $          4,421
                                           ================   ================   ================

(a) Commencement of operations

See notes to financial statements.

                                                     AMERICAN CENTURY             AMERICAN FUNDS     AMERICAN FUNDS
                                                         VP VALUE                     GROWTH         GROWTH-INCOME
                                                         DIVISION                    DIVISION           DIVISION
                                           -----------------------------------   ----------------   ----------------
                                                                PERIOD FROM        PERIOD FROM        PERIOD FROM
                                                               MAY 8, 2002(a)     MAY 5, 2003(a)     MAY 27, 2003(a)
                                              YEAR ENDED             TO                 TO                 TO
                                             DECEMBER 31,       DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                                 2003               2002              2003               2003
                                           ----------------   ----------------   ----------------   ----------------
Investment Income:
  Dividend income                          $          1,160   $             --   $            822   $          5,438

Expenses:
  Mortality and expense risk charge                   1,428                 40              2,581              2,065
                                           ----------------   ----------------   ----------------   ----------------
    Net investment income (loss)                       (268)               (40)            (1,759)             3,373
                                           ----------------   ----------------   ----------------   ----------------

Realized gain (loss) on investments:
  Net realized gain (loss) on sale of
    fund shares                                       5,403               (293)             1,391              2,521
  Realized gain distribution                             --                 --                 --                 --
                                           ----------------   ----------------   ----------------   ----------------
  Realized gain (loss)                                5,403               (293)             1,391              2,521
                                           ----------------   ----------------   ----------------   ----------------
  Change in unrealized gain (loss) on
    investments                                      35,505             (3,527)            77,733             61,314
                                           ----------------   ----------------   ----------------   ----------------
    Increase (decrease) in net assets
      from operations                      $         40,640   $         (3,860)  $         77,365   $         67,208
                                           ================   ================   ================   ================

                                                                    AYCO
                                                                   GROWTH
                                                                 DIVISION
                                           ------------------------------------------------------
                                                                                   PERIOD FROM
                                                        YEAR ENDED               JUNE 27, 2001(a)
                                                       DECEMBER 31,                     TO
                                           -----------------------------------     DECEMBER 31,
                                                 2003               2002               2001
                                           ----------------   ----------------   ----------------
Investment Income:
  Dividend income                          $          1,105   $            784   $            265

Expenses:
  Mortality and expense risk charge                   2,395              1,808                166
                                           ----------------   ----------------   ----------------
    Net investment income (loss)                     (1,290)            (1,024)                99
                                           ----------------   ----------------   ----------------

Realized gain (loss) on investments:
  Net realized gain (loss) on sale of
    fund shares                                      12,037            (10,894)              (662)
  Realized gain distribution                             --                 --                245
                                           ----------------   ----------------   ----------------
  Realized gain (loss)                               12,037            (10,894)              (417)
                                           ----------------   ----------------   ----------------
  Change in unrealized gain (loss) on
    investments                                      51,167            (48,305)            (2,862)
                                           ----------------   ----------------   ----------------
    Increase (decrease) in net assets
      from operations                      $         61,914   $        (60,223)  $         (3,180)
                                           ================   ================   ================

(a) Commencement of operations

See notes to financial statements.

                                                                FIDELITY(R)
                                                             VIP CONTRAFUND(R)
                                                                 DIVISION
                                           -------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                           -------------------------------------------------------
                                                 2003               2002               2001
                                           ----------------   ----------------    ----------------
Investment Income:
  Dividend income                          $         26,690   $         36,650    $         22,690

Expenses:
  Mortality and expense risk charge                  59,233             50,610              35,003
                                           ----------------   ----------------    ----------------
    Net investment income (loss)                    (32,543)           (13,960)            (12,313)
                                           ----------------   ----------------    ----------------

Realized gain (loss) on investments:
  Net realized loss on sale of fund shares          (92,495)          (129,669)           (109,791)
  Realized gain distribution                             --                 --              80,084
                                           ----------------   ----------------    ----------------
  Realized gain (loss)                              (92,495)          (129,669)            (29,707)
                                           ----------------   ----------------    ----------------
  Change in unrealized gain (loss) on
    investments                                   1,601,700           (431,957)           (394,131)
                                           ----------------   ----------------    ----------------
Increase (decrease) in net assets from
  operations                               $      1,476,662   $       (575,586)   $       (436,151)
                                           ================   ================    ================

                                                                 FIDELITY(R)
                                                             VIP EQUITY-INCOME
                                                                  DIVISION
                                           -------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                           -------------------------------------------------------
                                                 2003               2002                2001
                                           ----------------   ----------------    ----------------
Investment Income:
  Dividend income                          $         77,681   $         61,697    $         24,647

Expenses:
  Mortality and expense risk charge                  48,435             40,607              24,952
                                           ----------------   ----------------    ----------------
    Net investment income (loss)                     29,246             21,090                (305)
                                           ----------------   ----------------    ----------------

Realized gain (loss) on investments:
  Net realized loss on sale of fund shares          (97,213)          (136,012)            (61,607)
  Realized gain distribution                             --             83,976              69,246
                                           ----------------   ----------------    ----------------
  Realized gain (loss)                              (97,213)           (52,036)              7,639
                                           ----------------   ----------------    ----------------
  Change in unrealized gain (loss) on
    investments                                   1,421,872           (807,056)           (152,881)
                                           ----------------   ----------------    ----------------
Increase (decrease) in net assets from
  operations                               $      1,353,905   $       (838,002)   $       (145,547)
                                           ================   ================    ================

                                                                FIDELITY(R)
                                                                VIP GROWTH
                                                                 DIVISION
                                           -------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                           -------------------------------------------------------
                                                 2003               2002               2001
                                           ----------------   ----------------    ----------------
Investment Income:
  Dividend income                          $         13,065   $         10,620    $          2,800

Expenses:
  Mortality and expense risk charge                  53,552             48,011              41,238
                                           ----------------   ----------------    ----------------
    Net investment income (loss)                    (40,487)           (37,391)            (38,438)
                                           ----------------   ----------------    ----------------

Realized gain (loss) on investments:
  Net realized loss on sale of fund shares         (307,744)          (378,731)           (242,438)
  Realized gain distribution                             --                 --             263,159
                                           ----------------   ----------------    ----------------
  Realized gain (loss)                             (307,744)          (378,731)             20,721
                                           ----------------   ----------------    ----------------
  Change in unrealized gain (loss) on
    investments                                   1,876,400         (1,406,039)           (786,454)
                                           ----------------   ----------------    ----------------
Increase (decrease) in net assets from
  operations                               $      1,528,169   $     (1,822,161)   $       (804,171)
                                           ================   ================    ================

See notes to financial statements.

                                                            FIDELITY(R)                           FRANKLIN
                                                          VIP INVESTMENT       FIDELITY(R)     SMALL CAP VALUE     GOLDMAN SACHS
                                                            GRADE BOND         VIP MID CAP        SECURITIES       CAPITAL GROWTH
                                                             DIVISION           DIVISION           DIVISION           DIVISION
                                                         ----------------   ----------------   ----------------   ----------------
                                                                                                                     PERIOD FROM
                                                            PERIOD FROM       PERIOD FROM       PERIOD FROM          DECEMBER 19,
                                                          MAY 13, 2003(a)   MAY 13, 2003(a)    MAY 8, 2003(a)          2003(a)
                                                                TO                TO                 TO                  TO
                                                           DECEMBER 31,       DECEMBER 31,       DECEMBER 31,        DECEMBER 31,
                                                               2003              2003                2003               2003
                                                         ----------------   ----------------   ----------------   ----------------
Investment Income:
  Dividend income                                        $             --   $             --   $             40   $             --

Expenses:
  Mortality and expense risk charge                                   380                 36                123                132
                                                         ----------------   ----------------   ----------------   ----------------
    Net investment loss                                              (380)               (36)               (83)              (132)
                                                         ----------------   ----------------   ----------------   ----------------

Realized gain (loss) on investments:
  Net realized gain (loss) on sale of fund shares                     211                120                491                 24
  Realized gain distribution                                           --                 --                 --                 --
                                                         ----------------   ----------------   ----------------   ----------------
  Realized gain (loss)                                                211                120                491                 24
                                                         ----------------   ----------------   ----------------   ----------------
  Change in unrealized gain (loss) on investments                   3,149              8,410              3,739              7,221
                                                         ----------------   ----------------   ----------------   ----------------
    Increase (decrease) in net assets from operations    $          2,980   $          8,494   $          4,147   $          7,113
                                                         ================   ================   ================   ================

                                                                                 MFS(R)
                                                                            RESEARCH SERIES
                                                                                DIVISION
                                                         --------------------------------------------------------
                                                                               YEAR ENDED
                                                                              DECEMBER 31,
                                                         --------------------------------------------------------
                                                               2003                2002                2001
                                                         ----------------    ----------------    ----------------
Investment Income:
  Dividend income                                        $          9,111    $          3,377    $            183

Expenses:
  Mortality and expense risk charge                                12,957              12,853              13,710
                                                         ----------------    ----------------    ----------------
    Net investment loss                                            (3,846)             (9,476)            (13,527)
                                                         ----------------    ----------------    ----------------

Realized gain (loss) on investments:
  Net realized gain (loss) on sale of fund shares                (150,695)           (100,779)           (172,578)
  Realized gain distribution                                           --                  --             176,167
                                                         ----------------    ----------------    ----------------
  Realized gain (loss)                                           (150,695)           (100,779)              3,589
                                                         ----------------    ----------------    ----------------
  Change in unrealized gain (loss) on investments                 440,561            (265,300)           (349,218)
                                                         ----------------    ----------------    ----------------
    Increase (decrease) in net assets from operations    $        286,020    $       (375,555)   $       (359,156)
                                                         ================    ================    ================

(a) Commencement of operations

See notes to financial statements.

                                                                                  MFS(R)
                                                                             UTILITIES SERIES
                                                                                 DIVISION
                                                         ------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------------
                                                               2003               2002               2001
                                                         ----------------   ----------------   ----------------
Investment Income:
  Dividend income                                        $         41,989   $         34,523   $         41,847

Expenses:
  Mortality and expense risk charge                                17,338             14,003             13,853
                                                         ----------------   ----------------   ----------------
    Net investment income (loss)                                   24,651             20,520             27,994
                                                         ----------------   ----------------   ----------------

Realized gain (loss) on investments:
  Net realized gain (loss) on sale of fund shares                (159,718)          (182,064)           (94,589)
  Realized gain distribution                                           --                 --            109,743
                                                         ----------------   ----------------   ----------------
  Realized gain (loss)                                           (159,718)          (182,064)            15,154
                                                         ----------------   ----------------   ----------------
  Change in unrealized gain (loss) on investments                 655,325           (224,034)          (442,135)
                                                         ----------------   ----------------   ----------------
  Increase (decrease) in net assets from operations      $        520,258   $       (385,578)  $       (398,987)
                                                         ================   ================   ================

                                                                                PIMCO
                                                                             TOTAL RETURN
                                                                               DIVISION
                                                         ----------------------------------------------------
                                                                                               PERIOD FROM
                                                                       YEAR ENDED             MAY 1, 2001(a)
                                                                      DECEMBER 31,                 TO
                                                         ----------------------------------    DECEMBER 31,
                                                               2003              2002              2001
                                                         ----------------  ----------------  ----------------
Investment Income:
  Dividend income                                        $        223,649  $        180,547  $         18,461

Expenses:
  Mortality and expense risk charge                                78,199            44,829             4,375
                                                         ----------------  ----------------  ----------------
    Net investment income (loss)                                  145,450           135,718            14,086
                                                         ----------------  ----------------  ----------------

Realized gain (loss) on investments:
  Net realized gain (loss) on sale of fund shares                  64,953            12,235             2,524
  Realized gain distribution                                       64,089            78,614            21,659
                                                         ----------------  ----------------  ----------------
  Realized gain (loss)                                            129,042            90,849            24,183
                                                         ----------------  ----------------  ----------------
  Change in unrealized gain (loss) on investments                  36,980           139,727           (12,840)
                                                         ----------------  ----------------  ----------------
  Increase (decrease) in net assets from operations      $        311,472  $        366,294  $         25,429
                                                         ================  ================  ================

                                                                        PROFUND
                                                                      VP FINANCIAL
                                                                        DIVISION
                                                         -----------------------------------
                                                                              PERIOD FROM
                                                                            JULY 12, 2002(a)
                                                            YEAR ENDED             TO
                                                           DECEMBER 31,        DECEMBER 31,
                                                               2003               2002
                                                         ----------------   ----------------
Investment Income:
  Dividend income                                        $            187   $             --

Expenses:
  Mortality and expense risk charge                                   699                 --
                                                         ----------------   ----------------
    Net investment income (loss)                                     (512)                --
                                                         ----------------   ----------------

Realized gain (loss) on investments:
  Net realized gain (loss) on sale of fund shares                   4,780                (12)
  Realized gain distribution                                           --                 --
                                                         ----------------   ----------------
  Realized gain (loss)                                              4,780                (12)
                                                         ----------------   ----------------
  Change in unrealized gain (loss) on investments                  16,206               (663)
                                                         ----------------   ----------------
  Increase (decrease) in net assets from operations      $         20,474   $           (675)
                                                         ================   ================

(a) Commencement of operations

See notes to financial statements.

                                                         PROFUND                               PROFUND
                                                      VP HEALTHCARE                         VP TECHNOLOGY
                                                         DIVISION                              DIVISION
                                          -----------------------------------   -----------------------------------
                                                               PERIOD FROM                           PERIOD FROM
                                                             JULY 16, 2002(a)                       MAY 24, 2002(a)
                                             YEAR ENDED             TO             YEAR ENDED             TO
                                            DECEMBER 31,       DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                                2003               2002               2003               2002
                                          ----------------   ----------------   ----------------   ----------------
Investment Income:
  Dividend income                         $             --   $             --   $             --   $             --

Expenses:
  Mortality and expense risk
    charge                                             307                 --                957                 --
                                          ----------------   ----------------   ----------------   ----------------
    Net investment income (loss)                      (307)                --               (957)                --
                                          ----------------   ----------------   ----------------   ----------------

Realized gain (loss) on investments:
  Net realized gain (loss) on sale
    of fund shares                                  (2,972)                 8                573             (4,292)
  Realized gain distribution                            --                 --                 --                 --
                                          ----------------   ----------------   ----------------   ----------------
  Realized gain (loss)                              (2,972)                 8                573             (4,292)
                                          ----------------   ----------------   ----------------   ----------------
  Change in unrealized gain (loss)
    on investments                                   2,820               (146)            35,614             (5,172)
                                          ----------------   ----------------   ----------------   ----------------
    Increase (decrease) in net assets
      from operations                     $           (459)  $           (138)  $         35,230   $         (9,464)
                                          ================   ================   ================   ================

                                                         SCUDDER                            T. ROWE PRICE
                                                   VIT SMALL CAP INDEX                     MID-CAP GROWTH
                                                        DIVISION                              DIVISION
                                          -----------------------------------   -----------------------------------
                                                               PERIOD FROM                           PERIOD FROM
                                                              JULY 1, 2002(a)                      JUNE 12, 2002(a)
                                             YEAR ENDED             TO             YEAR ENDED             TO
                                            DECEMBER 31,       DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                                2003               2002               2003               2002
                                          ----------------   ----------------   ----------------   ----------------
Investment Income:
  Dividend income                         $          1,567   $            756   $             --   $             --

Expenses:
  Mortality and expense risk
    charge                                           4,161                 45              5,163                 32
                                          ----------------   ----------------   ----------------   ----------------
    Net investment income (loss)                    (2,594)               711             (5,163)               (32)
                                          ----------------   ----------------   ----------------   ----------------

Realized gain (loss) on investments:
  Net realized gain (loss) on sale
    of fund shares                                  51,618               (311)             9,337             (1,735)
  Realized gain distribution                            --                 72                 --                 --
                                          ----------------   ----------------   ----------------   ----------------
  Realized gain (loss)                              51,618               (239)             9,337             (1,735)
                                          ----------------   ----------------   ----------------   ----------------
  Change in unrealized gain (loss)
    on investments                                 116,867             (4,130)           180,650               (757)
                                          ----------------   ----------------   ----------------   ----------------
    Increase (decrease) in net assets
       from operations                    $        165,891   $         (3,658)  $        184,824   $         (2,524)
                                          ================   ================   ================   ================

(a) Commencement of operations

See notes to financial statements.

                                                                                TEMPLETON
                                                                           FOREIGN SECURITIES
                                                                                DIVISION
                                                       --------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                                       --------------------------------------------------------
                                                              2003                2002                2001
                                                       ----------------    ----------------    ----------------
Investment Income:
  Dividend income                                      $         80,314    $         46,203    $         57,444

Expenses:
  Mortality and expense risk charge                              44,714              30,041              19,596
                                                       ----------------    ----------------    ----------------
    Net investment income (loss)                                 35,600              16,162              37,848
                                                       ----------------    ----------------    ----------------

Realized gain (loss) on investments:
  Net realized gain (loss) on sale of fund shares              (176,513)           (114,159)            (36,607)
  Realized gain distribution                                         --                  --             451,787
                                                       ----------------    ----------------    ----------------
  Realized gain (loss)                                         (176,513)           (114,159)            415,180
                                                       ----------------    ----------------    ----------------
  Change in unrealized gain (loss) on investments             1,479,396            (555,937)           (790,303)
                                                       ----------------    ----------------    ----------------
    Increase (decrease) in net assets from operations  $      1,338,483    $       (653,934)   $       (337,275)
                                                       ================    ================    ================

                                                                     VANGUARD(R)                            VANGUARD(R)
                                                                  VIF MID-CAP INDEX                       VIF REIT INDEX
                                                                      DIVISION                               DIVISION
                                                       ------------------------------------    -----------------------------------
                                                                             PERIOD FROM                            PERIOD FROM
                                                                            MAY 23, 2002(a)                        MAY 8, 2002(a)
                                                           YEAR ENDED             TO              YEAR ENDED             TO
                                                          DECEMBER 31,       DECEMBER 31,        DECEMBER 31,       DECEMBER 31,
                                                              2003               2002                2003               2002
                                                       ----------------    ----------------    ----------------   ----------------
Investment Income:
  Dividend income                                      $          2,319    $             --    $         25,307   $             --

Expenses:
  Mortality and expense risk charge                               3,609                  77               7,308                945
                                                       ----------------    ----------------    ----------------   ----------------
    Net investment income (loss)                                 (1,290)                (77)             17,999               (945)
                                                       ----------------    ----------------    ----------------   ----------------

Realized gain (loss) on investments:
  Net realized gain (loss) on sale of fund shares                 8,345              (3,005)              2,400            (10,842)
  Realized gain distribution                                      7,421                  --              19,658                 --
                                                       ----------------    ----------------    ----------------   ----------------
  Realized gain (loss)                                           15,766              (3,005)             22,058            (10,842)
                                                       ----------------    ----------------    ----------------   ----------------
  Change in unrealized gain (loss) on investments                99,327              (5,308)            196,419               (639)
                                                       ----------------    ----------------    ----------------   ----------------
    Increase (decrease) in net assets from operations  $        113,803    $         (8,390)   $        236,476   $        (12,426)
                                                       ================    ================    ================   ================

(a) Commencement of operations

See notes to financial statements.

                                                                   VANGUARD(R)
                                                            VIF SMALL COMPANY GROWTH
                                                                    DIVISION
                                                      -----------------------------------
                                                                            PERIOD FROM
                                                                          MAY 23, 2002(a)
                                                          YEAR ENDED            TO
                                                         DECEMBER 31,      DECEMBER 31,
                                                             2003              2002
                                                      ----------------   ----------------
Investment Income:
  Dividend income                                     $             51   $             --

Expenses:
  Mortality and expense risk charge                              3,621                 27
                                                      ----------------   ----------------
    Net investment income (loss)                                (3,570)               (27)
                                                      ----------------   ----------------

Realized gain (loss) on investments:
  Net realized gain (loss) on sale of fund shares               11,158             (1,554)
  Realized gain distribution                                        --                 --
                                                      ----------------   ----------------
  Realized gain (loss)                                          11,158             (1,554)
                                                      ----------------   ----------------
  Change in unrealized gain (loss) on investments              118,428             (3,043)
                                                      ----------------   ----------------
    Increase (decrease) in net assets from
      operations                                      $        126,016   $         (4,624)
                                                      ================   ================

                                                                             J.P. MORGAN
                                                                        BOND, SERIES TRUST II
                                                                              DIVISION
                                                      -----------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                                      -----------------------------------------------------
                                                             2003               2002              2001
                                                      ----------------   ----------------  ----------------
Investment Income:
  Dividend income                                     $        205,497   $         50,411  $        449,672

Expenses:
  Mortality and expense risk charge                             43,899             46,263            48,495
                                                      ----------------   ----------------  ----------------
    Net investment income (loss)                               161,598              4,148           401,177
                                                      ----------------   ----------------  ----------------

Realized gain (loss) on investments:
  Net realized gain (loss) on sale of fund shares              133,481             89,855            18,882
  Realized gain distribution                                   145,214                 --            65,798
                                                      ----------------   ----------------  ----------------
  Realized gain (loss)                                         278,695             89,855            84,680
                                                      ----------------   ----------------  ----------------
  Change in unrealized gain (loss) on investments             (240,850)           462,973           (38,782)
                                                      ----------------   ----------------  ----------------
    Increase (decrease) in net assets from
      operations                                      $        199,443   $        556,976  $        447,075
                                                      ================   ================  ================

                                                                          J.P. MORGAN
                                                           U.S. LARGE CAP CORE EQUITY, SERIES TRUST II
                                                                            DIVISION
                                                      ------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                      ------------------------------------------------------
                                                             2003               2002               2001
                                                      ----------------   ----------------   ----------------
Investment Income:
  Dividend income                                     $         58,169   $          4,282   $         51,335

Expenses:
  Mortality and expense risk charge                             49,374             57,746             69,547
                                                      ----------------   ----------------   ----------------
    Net investment income (loss)                                 8,795            (53,464)           (18,212)
                                                      ----------------   ----------------   ----------------

Realized gain (loss) on investments:
  Net realized gain (loss) on sale of fund shares           (1,044,564)           (69,863)           (50,533)
  Realized gain distribution                                        --                 --                 --
                                                      ----------------   ----------------   ----------------
  Realized gain (loss)                                      (1,044,564)           (69,863)           (50,533)
                                                      ----------------   ----------------   ----------------
  Change in unrealized gain (loss) on investments            2,775,080         (2,491,361)        (1,448,924)
                                                      ----------------   ----------------   ----------------
    Increase (decrease) in net assets from
      operations                                      $      1,739,311   $     (2,614,688)  $     (1,517,669)
                                                      ================   ================   ================

(a) Commencement of operations

See notes to financial statements.

                                                                                J.P. MORGAN
                                                                      SMALL COMPANY, SERIES TRUST II
                                                                                 DIVISION
                                                          ------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------
                                                                2003               2002               2001
                                                          ----------------   ----------------   ----------------
Investment Income:
  Dividend income                                         $             --   $         10,883   $          2,556

Expenses:
  Mortality and expense risk charge                                 30,621             35,176             37,505
                                                          ----------------   ----------------   ----------------
    Net investment income (loss)                                   (30,621)           (24,293)           (34,949)
                                                          ----------------   ----------------   ----------------

Realized gain (loss) on investments:
  Net realized loss on sale of fund shares                         (83,141)           (11,453)            (2,780)
  Realized gain distribution                                            --                 --                 --
                                                          ----------------   ----------------   ----------------
  Realized gain (loss)                                             (83,141)           (11,453)            (2,780)
                                                          ----------------   ----------------   ----------------
  Change in unrealized gain (loss) on investments                1,524,117         (1,327,242)          (518,865)
                                                          ----------------   ----------------   ----------------
    Increase (decrease) in net assets from operations     $      1,410,355   $     (1,362,988)  $       (556,594)
                                                          ================   ================   ================

                                                                                J.P. MORGAN
                                                                   INTERNATIONAL EQUITY, SERIES TRUST II
                                                                                 DIVISION
                                                          ------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------
                                                                2003               2002               2001
                                                          ----------------   ----------------   ----------------
Investment Income:
  Dividend income                                         $         44,726   $         28,009   $         69,401

Expenses:
  Mortality and expense risk charge                                 33,371             39,376             46,890
                                                          ----------------   ----------------   ----------------
    Net investment income (loss)                                    11,355            (11,367)            22,511
                                                          ----------------   ----------------   ----------------

Realized gain (loss) on investments:
  Net realized loss on sale of fund shares                      (1,004,269)           (85,391)           (50,343)
  Realized gain distribution                                            --                 --            192,847
                                                          ----------------   ----------------   ----------------
  Realized gain (loss)                                          (1,004,269)           (85,391)           142,504
                                                          ----------------   ----------------   ----------------
  Change in unrealized gain (loss) on investments                2,333,775         (1,158,662)        (1,826,996)
                                                          ----------------   ----------------   ----------------
    Increase (decrease) in net assets from operations     $      1,340,861   $     (1,255,420)  $     (1,661,981)
                                                          ================   ================   ================

See notes to financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                             JPF SEPARATE ACCOUNT C

                                                                  JPVF
                                                                 GROWTH
                                                                DIVISION
                                          ------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                          ------------------------------------------------------
                                                2003               2002               2001
                                          ----------------   ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment loss                     $        (33,416)  $        (34,505)  $        (38,786)
  Net realized gain (loss)
    on investments                                (476,742)          (475,432)          (123,793)
  Net unrealized gain (loss)
    on investments                               1,385,373           (565,840)        (1,547,885)
                                          ----------------   ----------------   ----------------
Increase (decrease) in net
  assets from operations                           875,215         (1,075,777)        (1,710,464)
Contractholder transactions--
  Note G:
  Transfers of net premiums                        623,344            856,008            713,912
  Transfers from/to
    General Account and
    within Separate
    Account, net                                  (264,645)          (317,768)         1,891,565
  Transfers of cost
    of insurance                                  (250,303)          (368,835)          (527,250)
  Transfers on account
    of other terminations                          (59,530)           (10,432)            50,695
                                          ----------------   ----------------   ----------------
Net increase in net assets
  derived from
  contractholder transactions                       48,866            158,973          2,128,922
                                          ----------------   ----------------   ----------------
Net increase (decrease)
  in net assets                                    924,081           (916,804)           418,458
Balance at beginning of period                   2,966,141          3,882,945          3,464,487
                                          ----------------   ----------------   ----------------
Balance at end of period                  $      3,890,222   $      2,966,141   $      3,882,945
                                          ================   ================   ================

                                                                  JPVF
                                                              SMALL COMPANY
                                                                DIVISION
                                          ------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                          ------------------------------------------------------
                                                2003               2002               2001
                                          ----------------   ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment loss                     $        (20,132)  $        (15,946)  $        (10,805)
  Net realized gain (loss)
    on investments                                 (39,270)           (90,645)           (34,333)
  Net unrealized gain (loss)
    on investments                                 733,552           (477,381)            18,866
                                          ----------------   ----------------   ----------------
Increase (decrease) in net
  assets from operations                           674,150           (583,972)           (26,272)
Contractholder transactions--
  Note G:
  Transfers of net premiums                        487,886            550,465            389,474
  Transfers from/to
    General Account and
    within Separate
    Account, net                                   158,928            263,512            574,855
  Transfers of cost
    of insurance                                  (143,487)          (175,553)          (155,128)
  Transfers on account
    of other terminations                          (22,179)            (3,673)            (6,293)
                                          ----------------   ----------------   ----------------
Net increase in net assets
  derived from
  contractholder transactions                      481,148            634,751            802,908
                                          ----------------   ----------------   ----------------
Net increase (decrease)
  in net assets                                  1,155,298             50,779            776,636
Balance at beginning of period                   1,482,774          1,431,995            655,359
                                          ----------------   ----------------   ----------------
Balance at end of period                  $      2,638,072   $      1,482,774   $      1,431,995
                                          ================   ================   ================

                                                                  JPVF
                                                             MID-CAP GROWTH
                                                                DIVISION
                                         ------------------------------------------------------
                                                                                 PERIOD FROM
                                                      YEAR ENDED                JUNE 4, 2001(a)
                                                     DECEMBER 31,                     TO
                                         -----------------------------------     DECEMBER 31,
                                               2003               2002               2001
                                         ----------------   ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment loss                    $         (7,013)  $         (3,834)  $           (257)
  Net realized gain (loss)
    on investments                                 (8,977)           (73,115)             1,291
  Net unrealized gain (loss)
    on investments                                277,734            (98,670)            11,643
                                         ----------------   ----------------   ----------------
Increase (decrease) in net
  assets from operations                          261,744           (175,619)            12,677
Contractholder transactions--
  Note G:
  Transfers of net premiums                       129,800            155,260             10,582
  Transfers from/to
    General Account and
    within Separate
    Account, net                                   89,250            547,529             98,269
  Transfers of cost
    of insurance                                  (46,051)           (44,522)            (4,942)
  Transfers on account
    of other terminations                          (3,027)            12,790             (4,191)
                                         ----------------   ----------------   ----------------
Net increase in net assets
  derived from
  contractholder transactions                     169,972            671,057             99,718
                                         ----------------   ----------------   ----------------
Net increase (decrease)
  in net assets                                   431,716            495,438            112,395
Balance at beginning of period                    607,833            112,395                 --
                                         ----------------   ----------------   ----------------
Balance at end of period                 $      1,039,549   $        607,833   $        112,395
                                         ================   ================   ================

(a) Commencement of operations

See notes to financial statements.

                                                                    JPVF
                                                              STRATEGIC GROWTH
                                                                  DIVISION
                                          ------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                          ------------------------------------------------------
                                                2003               2002               2001
                                          ----------------   ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment loss                     $        (32,054)  $        (31,555)  $        (32,973)
  Net realized gain (loss)
    on investments                                (464,562)          (486,696)           386,934
  Net unrealized gain (loss)
    on investments                               1,372,460           (869,863)        (1,791,033)
                                          ----------------   ----------------   ----------------
Increase (decrease) in net
  assets from operations                           875,844         (1,388,114)        (1,437,072)
Contractholder transactions--
  Note G:
  Transfers of net premiums                        876,511          1,007,817          1,219,108
  Transfers from/to
    General Account and
    within Separate
    Account, net                                  (262,580)          (225,522)         1,016,368
  Transfers of cost
    of insurance                                  (253,462)          (355,292)          (464,392)
  Transfers on account
    of death                                            --                 --                 --
  Transfers on account
    of other terminations                          (63,462)            (7,536)            (9,065)
                                          ----------------   ----------------   ----------------
Net increase (decrease) in net
  assets derived from
  contractholder transactions                      297,007            419,467          1,762,019
                                          ----------------   ----------------   ----------------
Net increase (decrease)
  in net assets                                  1,172,851           (968,647)           324,947
Balance at beginning of period                   2,745,343          3,713,990          3,389,043
                                          ----------------   ----------------   ----------------
Balance at end of period                  $      3,918,194   $      2,745,343   $      3,713,990
                                          ================   ================   ================

                                                                   JPVF
                                                               MID-CAP VALUE
                                                                 DIVISION
                                          ------------------------------------------------------
                                                                                  PERIOD FROM
                                                                                MAY 30, 2001(a)
                                                YEAR ENDED DECEMBER 31,               TO
                                          -----------------------------------     DECEMBER 31,
                                                2003               2002              2001
                                          ----------------   ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment loss                     $        (12,780)  $         (8,767)  $         (1,033)
  Net realized gain (loss)
    on investments                                   4,850            (27,564)               (52)
  Net unrealized gain (loss)
    on investments                                 481,725           (148,996)            30,336
                                          ----------------   ----------------   ----------------
Increase (decrease) in net
  assets from operations                           473,795           (185,327)            29,251
Contractholder transactions--
  Note G:
  Transfers of net premiums                        229,041            305,098             61,452
  Transfers from/to
    General Account and
    within Separate
    Account, net                                    65,927            627,749            293,414
  Transfers of cost
    of insurance                                  (103,301)           (87,121)           (11,763)
  Transfers on account
    of death                                            --                 --                 --
  Transfers on account
    of other terminations                           (6,564)              (837)            (3,360)
                                          ----------------   ----------------   ----------------
Net increase (decrease) in net
  assets derived from
  contractholder transactions                      185,103            844,889            339,743
                                          ----------------   ----------------   ----------------
Net increase (decrease)
  in net assets                                    658,898            659,562            368,994
Balance at beginning of period                   1,028,556            368,994                 --
                                          ----------------   ----------------   ----------------
Balance at end of period                  $      1,687,454   $      1,028,556   $        368,994
                                          ================   ================   ================

                                                                    JPVF
                                                               CAPITAL GROWTH
                                                                  DIVISION
                                          ------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                          ------------------------------------------------------
                                                2003               2002               2001
                                          ----------------   ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment loss                     $        (73,974)  $        (73,270)  $        (79,821)
  Net realized gain (loss)
    on investments                                (928,249)          (636,973)           390,696
  Net unrealized gain (loss)
    on investments                               2,702,274         (2,192,083)        (2,823,421)
                                          ----------------   ----------------   ----------------
Increase (decrease) in net
  assets from operations                         1,700,051         (2,902,326)        (2,512,546)
Contractholder transactions--
  Note G:
  Transfers of net premiums                      1,772,044          2,157,133          2,609,360
  Transfers from/to
    General Account and
    within Separate
    Account, net                                  (937,351)           (53,483)         2,370,668
  Transfers of cost
    of insurance                                  (648,482)          (816,482)        (1,104,646)
  Transfers on account
    of death                                            --                 --            (12,048)
  Transfers on account
    of other terminations                         (199,955)           (20,396)            96,173
                                          ----------------   ----------------   ----------------
Net increase (decrease) in net
  assets derived from
  contractholder transactions                      (13,744)         1,266,772          3,959,507
                                          ----------------   ----------------   ----------------
Net increase (decrease)
  in net assets                                  1,686,307         (1,635,554)         1,446,961
Balance at beginning of period                   6,724,938          8,360,492          6,913,531
                                          ----------------   ----------------   ----------------
Balance at end of period                  $      8,411,245   $      6,724,938   $      8,360,492
                                          ================   ================   ================

(a) Commencement of operations

See notes to financial statements.

                                                                  JPVF
                                                             SMALL-CAP VALUE
                                                                DIVISION
                                          ------------------------------------------------------

                                                                                  PERIOD FROM
                                                      YEAR ENDED                MAY 30, 2001(a)
                                                      DECEMBER 31,                    TO
                                          -----------------------------------     DECEMBER 31,
                                                2003              2002               2001
                                          ----------------   ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment
    income (loss)                         $        (15,069)  $         (8,927)  $           (941)
  Net realized gain (loss)
    on investments                                  (3,642)           (22,430)             1,805
  Net unrealized gain (loss)
    on investments                                 503,492           (140,124)            19,210
                                          ----------------   ----------------   ----------------
Increase (decrease) in net
  assets from operations                           484,781           (171,481)            20,074
Contractholder transactions--
  Note G:
  Transfers of net premiums                        367,121            276,598             52,240
  Transfers from/to
    General Account and
    within Separate
    Account, net                                   214,367            821,549            292,896
  Transfers of cost
    of insurance                                  (130,861)          (108,414)           (10,476)
  Transfers on account
    of other terminations                           (8,647)              (213)              (422)
                                          ----------------   ----------------   ----------------
Net increase (decrease) in net
  assets derived from
  contractholder transactions                      441,980            989,520            334,238
                                          ----------------   ----------------   ----------------
Net increase (decrease)
  in net assets                                    926,761            818,039            354,312
Balance at beginning of period                   1,172,351            354,312                 --
                                          ----------------   ----------------   ----------------
Balance at end of period                  $      2,099,112   $      1,172,351   $        354,312
                                          ================   ================   ================

                                                                  JPVF
                                                                  VALUE
                                                                 DIVISION
                                          ------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                          ------------------------------------------------------
                                                2003               2002              2001
                                          ----------------   ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment
      income (loss)                       $         (3,233)  $         (3,109)  $         (5,763)
   Net realized gain (loss)
      on investments                              (119,985)           (95,889)            22,032
   Net unrealized gain (loss)
      on investments                               875,213           (718,594)            (7,657)
                                          ----------------   ----------------   ----------------
Increase (decrease) in net
   assets from operations                          751,995           (817,592)             8,612
Contractholder transactions--
   Note G:
   Transfers of net premiums                       678,914            673,524            573,091
   Transfers from/to
      General Account and
      within Separate
      Account, net                                (473,569)           327,458          1,249,813
   Transfers of cost
      of insurance                                (256,732)          (363,232)          (319,886)
   Transfers on account
      of other terminations                       (112,166)           (14,011)            (9,265)
                                          ----------------   ----------------   ----------------
Net increase (decrease) in net
   assets derived from
   contractholder transactions                    (163,553)           623,739          1,493,753
                                          ----------------   ----------------   ----------------
Net increase (decrease)
   in net assets                                   588,442           (193,853)         1,502,365
Balance at beginning of period                   2,865,052          3,058,905          1,556,540
                                          ----------------   ----------------   ----------------
Balance at end of period                  $      3,453,494   $      2,865,052   $      3,058,905
                                          ================   ================   ================

                                                                  JPVF
                                                           INTERNATIONAL EQUITY
                                                                 DIVISION
                                          ------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                          ------------------------------------------------------
                                               2003               2002               2001
                                          ----------------   ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment
      income (loss)                       $          3,516   $        (16,891)  $        (13,608)
   Net realized gain (loss)
      on investments                              (110,859)          (111,749)          (121,788)
   Net unrealized gain (loss)
      on investments                               656,510           (314,229)          (232,239)
                                          ----------------   ----------------   ----------------
Increase (decrease) in net
   assets from operations                          549,167           (442,869)          (367,635)
Contractholder transactions--
   Note G:
   Transfers of net premiums                       524,681            516,254            587,332
   Transfers from/to
      General Account and
      within Separate
      Account, net                                 (75,357)           107,289            549,527
   Transfers of cost
      of insurance                                (157,179)          (194,541)          (212,500)
   Transfers on account
      of other terminations                        (30,056)            (2,913)               153
                                          ----------------   ----------------   ----------------
Net increase (decrease) in net
   assets derived from
   contractholder transactions                     262,089            426,089            924,512
                                          ----------------   ----------------   ----------------
Net increase (decrease)
   in net assets                                   811,256            (16,780)           556,877
Balance at beginning of period                   1,597,883          1,614,663          1,057,786
                                          ----------------   ----------------   ----------------
Balance at end of period                  $      2,409,139   $      1,597,883   $      1,614,663
                                          ================   ================   ================

(a) Commencement of operations

See notes to financial statements.

                                                                   JPVF
                                                              S&P 500 INDEX
                                                                 DIVISION
                                          ------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                          ------------------------------------------------------
                                                2003               2002               2001
                                          ----------------   ----------------   ----------------
INCREASE IN NET ASSETS
Operations:
   Net investment
      income (loss)                       $         26,922   $          4,728   $        (34,316)
   Net realized gain (loss)
      on investments                              (387,365)          (368,614)          (176,388)
   Net unrealized gain (loss)
      on investments                             4,104,333         (2,840,615)          (945,628)
                                          ----------------   ----------------   ----------------
Increase (decrease) in net
   assets from operations                        3,743,890         (3,204,501)        (1,156,332)
Contractholder transactions--
   Note G:
   Transfers of net premiums                     3,442,099          3,333,459          3,421,596
   Transfers from/to
      General Account and
      within Separate
      Account, net                                 837,160          1,628,633          3,720,499
   Transfers of cost
      of insurance                              (1,114,573)        (1,293,876)        (1,222,735)
   Transfer on account
      of death                                          --                 --            (11,123)
   Transfers on account
      of other terminations                       (118,330)           (40,093)           (44,489)
                                          ----------------   ----------------   ----------------
Net increase in net assets
   derived from
   contractholder transactions                   3,046,356          3,628,123          5,863,748
                                          ----------------   ----------------   ----------------
Net increase in net assets                       6,790,246            423,622          4,707,416
Balance at beginning of period                  12,235,319         11,811,697          7,104,281
                                          ----------------   ----------------   ----------------
Balance at end of period                  $     19,025,565   $     12,235,319   $     11,811,697
                                          ================   ================   ================

                                                                   JPVF
                                                            WORLD GROWTH STOCK
                                                                 DIVISION
                                          ------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                          ------------------------------------------------------
                                                2003               2002               2001
                                          ----------------   ----------------   ----------------
INCREASE IN NET ASSETS
Operations:
   Net investment
      income (loss)                       $         12,199   $          1,445   $          2,588
   Net realized gain (loss)
      on investments                               (28,148)           (31,606)            49,129
   Net unrealized gain (loss)
      on investments                               488,348           (215,921)          (110,077)
                                          ----------------   ----------------   ----------------
Increase (decrease) in net
   assets from operations                          472,399           (246,082)           (58,360)
Contractholder transactions--
   Note G:
   Transfers of net premiums                       383,583            368,053            377,568
   Transfers from/to
      General Account and
      within Separate
      Account, net                                  (9,335)           237,910            323,308
   Transfers of cost
      of insurance                                (134,876)          (151,350)          (131,911)
   Transfer on account
      of death                                          --
   Transfers on account
      of other terminations                        (48,854)           (16,569)            (3,943)
                                          ----------------   ----------------   ----------------
Net increase in net assets
   derived from
   contractholder transactions                     190,518            438,044            565,022
                                          ----------------   ----------------   ----------------
Net increase in net assets                         662,917            191,962            506,662
Balance at beginning of period                   1,321,558          1,129,596            622,934
                                          ----------------   ----------------   ----------------
Balance at end of period                  $      1,984,475   $      1,321,558   $      1,129,596
                                          ================   ================   ================


                                                                   JPVF
                                                              HIGH YIELD BOND
                                                                 DIVISION
                                          ------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                          ------------------------------------------------------
                                                2003               2002               2001
                                          ----------------   ----------------   ----------------
INCREASE IN NET ASSETS Operations:
   Net investment
      income (loss)                       $         54,433   $         (7,389)  $         49,302
   Net realized gain (loss)
      on investments                                 9,868            (34,744)           (42,020)
   Net unrealized gain (loss)
      on investments                               116,388             52,630            (23,390)
                                          ----------------   ----------------   ----------------
Increase (decrease) in net
   assets from operations                          180,689             10,497            (16,108)
Contractholder transactions--
   Note G:
   Transfers of net premiums                       243,552            187,262            146,830
   Transfers from/to
      General Account and
      within Separate
      Account, net                                 161,365            219,232            323,204
   Transfers of cost
      of insurance                                 (91,802)           (80,888)           (60,675)
   Transfer on account of death                         --
   Transfers on account
      of other terminations                        (21,260)            (9,037)            (2,347)
                                          ----------------   ----------------   ----------------
Net increase in net assets
   derived from
   contractholder transactions                     291,855            316,569            407,012
                                          ----------------   ----------------   ----------------
Net increase in net assets                         472,544            327,066            390,904
Balance at beginning of period                     895,100            568,034            177,130
                                          ----------------   ----------------   ----------------
Balance at end of period                  $      1,367,644   $        895,100   $        568,034
                                          ================   ================   ================

See notes to financial statements.

                                                                    JPVF
                                                                  BALANCED
                                                                  DIVISION
                                           ------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                           ------------------------------------------------------
                                                 2003               2002               2001
                                           ----------------   ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment
      income (loss)                        $         41,393   $         35,828   $         19,060
   Net realized gain (loss)
      on investments                                (22,924)           (40,081)           (48,744)
   Net unrealized gain (loss)
      on investments                                422,341           (187,919)           (44,302)
                                           ----------------   ----------------   ----------------
Increase (decrease) in net
   assets from operations                           440,810           (192,172)           (73,986)
Contractholder transactions--
   Note G:
   Transfers of net premiums                        770,306            842,223            470,005
   Transfers from/to
      General Account and
      within Separate
      Account, net                                  152,941            665,668            712,771
   Transfers of cost
      of insurance                                 (233,182)          (271,808)          (244,764)
   Transfers on account
      of other terminations                         (63,060)            (9,152)            (3,194)
                                           ----------------   ----------------   ----------------
Net increase (decrease) in net
   assets derived from
   contractholder transactions                      627,005          1,226,931            934,818
                                           ----------------   ----------------   ----------------
Net increase (decrease)
   in net assets                                  1,067,815          1,034,759            860,832
Balance at beginning of period                    2,835,725          1,800,966            940,134
                                           ----------------   ----------------   ----------------
Balance at end of period                   $      3,903,540   $      2,835,725   $      1,800,966
                                           ================   ================   ================

                                                                   JPVF
                                                                MONEY MARKET
                                                                  DIVISION
                                           ------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                           ------------------------------------------------------
                                                 2003               2002               2001
                                           ----------------   ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment
      income (loss)                        $         16,317   $         86,003   $         68,443
   Net realized gain (loss)
      on investments                                (30,633)           (15,268)            27,847
   Net unrealized gain (loss)
      on investments                                (16,510)           (55,350)             3,086
                                           ----------------   ----------------   ----------------
Increase (decrease) in net
   assets from operations                           (30,826)            15,385             99,376
Contractholder transactions--
   Note G:
   Transfers of net premiums                      3,068,269          2,785,744          4,083,299
   Transfers from/to
      General Account and
      within Separate
      Account, net                               (3,123,079)          (410,938)          (183,469)
   Transfers of cost
      of insurance                                 (678,985)          (751,665)          (483,537)
   Transfers on account
      of other terminations                         (53,315)          (123,753)            (2,157)
                                           ----------------   ----------------   ----------------
Net increase (decrease) in net
   assets derived from
   contractholder transactions                     (787,110)         1,499,388          3,414,136
                                           ----------------   ----------------   ----------------
Net increase (decrease)
   in net assets                                   (817,936)         1,514,773          3,513,512
Balance at beginning of period                    7,245,914          5,731,141          2,217,629
                                           ----------------   ----------------   ----------------
Balance at end of period                   $      6,427,978   $      7,245,914   $      5,731,141
                                           ================   ================   ================

                                                              AMERICAN CENTURY
                                                              VP INTERNATIONAL
                                                                  DIVISION
                                           ------------------------------------------------------
                                                                                    PERIOD FROM
                                                       YEAR ENDED                AUGUST 9, 2001(a)
                                                      DECEMBER 31,                      TO
                                           -----------------------------------      DECEMBER 31,
                                                 2003               2002               2001
                                           ----------------   ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment
      income (loss)                        $         (1,694)  $           (406)  $           (185)
   Net realized gain (loss)
      on investments                                 (1,053)            (5,314)               109
   Net unrealized gain (loss)
      on investments                                100,982            (20,595)             4,497
                                           ----------------   ----------------   ----------------
Increase (decrease) in net
   assets from operations                            98,235            (26,315)             4,421
Contractholder transactions--
   Note G:
   Transfers of net premiums                         93,817             42,619                383
   Transfers from/to
      General Account and
      within Separate
      Account, net                                  260,194             78,558             73,497
   Transfers of cost
      of insurance                                  (29,693)           (18,893)            (2,941)
   Transfers on account
      of other terminations                          (9,260)               (78)              (135)
                                           ----------------   ----------------   ----------------
Net increase (decrease) in net
   assets derived from
   contractholder transactions                      315,058            102,206             70,804
                                           ----------------   ----------------   ----------------
Net increase (decrease)
   in net assets                                    413,293             75,891             75,225
Balance at beginning of period                      151,116             75,225                 --
                                           ----------------   ----------------   ----------------
Balance at end of period                   $        564,409   $        151,116   $         75,225
                                           ================   ================   ================

(a) Commencement of operations

See notes to financial statements.

                                                                      AMERICAN                     AMERICAN           AMERICAN
                                                                      CENTURY                       FUNDS              FUNDS
                                                                      VP VALUE                      GROWTH          GROWTH-INCOME
                                                                      DIVISION                     DIVISION           DIVISION
                                                         -----------------------------------   ----------------   ----------------
                                                                              PERIOD FROM        PERIOD FROM        PERIOD FROM
                                                                             MAY 8, 2002(a)     MAY 5, 2003(a)     MAY 27, 2003(a)
                                                            YEAR ENDED             TO                 TO                 TO
                                                           DECEMBER 31,       DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                                              2003               2002               2003               2003
                                                         ----------------   ----------------   ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment income (loss)                          $           (268)  $            (40)  $         (1,759)  $          3,373
   Net realized gain (loss) on investments                          5,403               (293)             1,391              2,521
   Net unrealized gain (loss) on investments                       35,505             (3,527)            77,733             61,314
                                                         ----------------   ----------------   ----------------   ----------------
Increase (decrease) in net assets from operations                  40,640             (3,860)            77,365             67,208
Contractholder transactions--Note G:
   Transfers of net premiums                                       14,994             38,185             50,592             44,615
   Transfers from/to General Account and
      within Separate Account, net                                 68,950             96,391            854,634            722,669
   Transfers of cost of insurance                                 (11,323)            (3,613)           (24,524)           (18,391)
   Transfers on account of other terminations                         208               (333)               945                475
                                                         ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets
   derived from contractholder transactions                        72,829            130,630            881,647            749,368
                                                         ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets                             113,469            126,770            959,012            816,576
Balance at beginning of period                                    126,770                 --                 --                 --
                                                         ----------------   ----------------   ----------------   ----------------
Balance at end of period                                 $        240,239   $        126,770   $        959,012   $        816,576
                                                         ================   ================   ================   ================

                                                                                  AYCO
                                                                                 GROWTH
                                                                                DIVISION
                                                         ------------------------------------------------------
                                                                                                  PERIOD FROM
                                                                    YEAR ENDED                 JUNE 27, 2001(a)
                                                                   DECEMBER 31,                       TO
                                                         -----------------------------------     DECEMBER 31,
                                                               2003               2002               2001
                                                         ----------------   ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment income (loss)                          $         (1,290)  $         (1,024)  $             99
   Net realized gain (loss) on investments                         12,037            (10,894)              (417)
   Net unrealized gain (loss) on investments                       51,167            (48,305)            (2,862)
                                                         ----------------   ----------------   ----------------
Increase (decrease) in net assets from operations                  61,914            (60,223)            (3,180)
Contractholder transactionsNote G:
   Transfers of net premiums                                     (249,929)            79,098             16,676
   Transfers from/to General Account and
      within Separate Account, net                                   (707)           144,139             68,401
   Transfers of cost of insurance                                 (19,487)           (24,749)            (2,455)
   Transfers on account of other terminations                      (8,748)              (550)              (200)
                                                         ----------------   ----------------   ----------------
Net increase (decrease) in net assets
   derived from contractholder transactions                      (278,871)           197,938             82,422
                                                         ----------------   ----------------   ----------------
Net increase (decrease) in net assets                            (216,957)           137,715             79,242
Balance at beginning of period                                    216,957             79,242                 --
                                                         ----------------   ----------------   ----------------
Balance at end of period                                 $             --   $        216,957   $         79,242
                                                         ================   ================   ================

(a) Commencement of operations

See notes to financial statements.

                                                                 FIDELITY(R)
                                                              VIP CONTRAFUND(R)
                                                                  DIVISION
                                           ------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                           ------------------------------------------------------
                                                 2003               2002               2001
                                           ----------------   ----------------   ----------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
   Net investment
      income (loss)                        $        (32,543)  $        (13,960)  $        (12,313)
   Net realized gain (loss)
      on investments                                (92,495)          (129,669)           (29,707)
   Net unrealized gain (loss)
      on investments                              1,601,700           (431,957)          (394,131)
                                           ----------------   ----------------   ----------------
Increase (decrease) in net
   assets from operations                         1,476,662           (575,586)          (436,151)
Contractholder transactions--
   Note G:
   Transfers of net premiums                        965,622          1,371,823          1,210,375
   Transfers from/to
      General Account and
      within Separate
      Account, net                                   76,499            617,616          1,133,764
   Transfers of cost
      of insurance                                 (403,627)          (471,214)          (440,185)
   Transfers on account
      of death                                           --                 --            (11,484)
   Transfers on account of
      other terminations                           (135,279)           (24,614)           (13,579)
                                           ----------------   ----------------   ----------------
Net increase in net
   assets derived from
   contractholder transactions                      503,215          1,493,611          1,878,891
                                           ----------------   ----------------   ----------------
Net increase (decrease)
   in net assets                                  1,979,877            918,025          1,442,740
Balance at beginning of period                    5,297,453          4,379,428          2,936,688
                                           ----------------   ----------------   ----------------
Balance at end of period                   $      7,277,330   $      5,297,453   $      4,379,428
                                           ================   ================   ================

                                                                 FIDELITY(R)
                                                              VIP EQUITY-INCOME
                                                                  DIVISION
                                           ------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                           ------------------------------------------------------
                                                 2003               2002               2001
                                           ----------------   ----------------   ----------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
   Net investment
      income (loss)                        $         29,246   $         21,090   $           (305)
   Net realized gain (loss)
      on investments                                (97,213)           (52,036)             7,639
   Net unrealized gain (loss)
      on investments                              1,421,872           (807,056)          (152,881)
                                           ----------------   ----------------   ----------------
Increase (decrease) in net
   assets from operations                         1,353,905           (838,002)          (145,547)
Contractholder transactions--
   Note G:
   Transfers of net premiums                        910,708          1,153,872            778,090
   Transfers from/to
      General Account and
      within Separate
      Account, net                                  274,072            520,847          2,055,852
   Transfers of cost
      of insurance                                 (343,715)          (405,883)          (347,069)
   Transfers on account
      of death                                           --                 --                 --
   Transfers on account of
      other terminations                            (15,434)            (2,601)            (9,536)
                                           ----------------   ----------------   ----------------
Net increase in net
   assets derived from
   contractholder transactions                      825,631          1,266,235          2,477,337
                                           ----------------   ----------------   ----------------
Net increase (decrease)
   in net assets                                  2,179,536            428,233          2,331,790
Balance at beginning of period                    4,166,891          3,738,658          1,406,868
                                           ----------------   ----------------   ----------------
Balance at end of period                   $      6,346,427   $      4,166,891   $      3,738,658
                                           ================   ================   ================

                                                                 FIDELITY(R)
                                                                 VIP GROWTH
                                                                  DIVISION
                                           ------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                           ------------------------------------------------------
                                                 2003               2002               2001
                                           ----------------   ----------------   ----------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
   Net investment
      income (loss)                        $        (40,487)  $        (37,391)  $        (38,438)
   Net realized gain (loss)
      on investments                               (307,744)          (378,731)            20,721
   Net unrealized gain (loss)
      on investments                              1,876,400         (1,406,039)          (786,454)
                                           ----------------   ----------------   ----------------
Increase (decrease) in net
   assets from operations                         1,528,169         (1,822,161)          (804,171)
Contractholder transactions--
   Note G:
   Transfers of net premiums                      1,283,698          1,336,755          1,208,525
   Transfers from/to
      General Account and
      within Separate
      Account, net                                 (130,826)           372,721          1,272,121
   Transfers of cost
      of insurance                                 (389,775)          (470,220)          (530,037)
   Transfers on account
      of death                                           --                 --            (11,626)
   Transfers on account of
      other terminations                           (154,153)           (13,542)             6,662
                                           ----------------   ----------------   ----------------
Net increase in net
   assets derived from
   contractholder transactions                      608,944          1,225,714          1,945,645
                                           ----------------   ----------------   ----------------
Net increase (decrease)
   in net assets                                  2,137,113           (596,447)         1,141,474
Balance at beginning of period                    4,357,726          4,954,173          3,812,699
                                           ----------------   ----------------   ----------------
Balance at end of period                   $      6,494,839   $      4,357,726   $      4,954,173
                                           ================   ================   ================

See notes to financial statements

                                                         FIDELITY(R)        FIDELITY(R)         FRANKLIN
                                                       VIP INVESTMENT           VIP          SMALL CAP VALUE    GOLDMAN SACHS
                                                         GRADE BOND           MID CAP          SECURITIES       CAPITAL GROWTH
                                                          DIVISION           DIVISION           DIVISION          DIVISION
                                                      ----------------   ----------------   ----------------   ----------------
                                                         PERIOD FROM        PERIOD FROM        PERIOD FROM       PERIOD FROM
                                                       MAY 13, 2003(a)    MAY 13, 2003(a)    MAY 8, 2003(a)    DECEMBER 19, 2003(a)
                                                             TO                 TO                 TO                  TO
                                                        DECEMBER 31,       DECEMBER 31,       DECEMBER 31,        DECEMBER 31,
                                                            2003               2003               2003              2003
                                                      ----------------   ----------------   ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment loss                                $           (380)  $            (36)  $            (83)  $           (132)
   Net realized gain (loss)
      on investments                                               211                120                491                 24
   Net unrealized gain (loss)
      on investments                                             3,149              8,410              3,739              7,221
                                                      ----------------   ----------------   ----------------   ----------------
Increase (decrease) in net
   assets from operations                                        2,980              8,494              4,147              7,113
Contractholder transactions--
   Note G:
   Transfers of net premiums                                    30,393              6,167                 46            307,499
   Transfers from/to
      General Account and
      within Separate
      Account, net                                             168,361            118,468             26,359             12,043
   Transfers of cost
      of insurance                                              (4,926)              (854)              (940)            (1,864)
   Transfers on account
      of other terminations                                       (324)              (155)                 6                973
                                                      ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net
   assets derived from
   contractholder transactions                                 193,504            123,626             25,471            318,651
                                                      ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in
   net assets                                                  196,484            132,120             29,618            325,764
Balance at beginning of period                                      --                 --                 --                 --
                                                      ----------------   ----------------   ----------------   ----------------
Balance at end of period                              $        196,484   $        132,120   $         29,618   $        325,764
                                                      ================   ================   ================   ================

                                                                              MFS(R)
                                                                          RESEARCH SERIES
                                                                             DIVISION
                                                      ------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                      ------------------------------------------------------
                                                            2003               2002               2001
                                                      ----------------   ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment loss                                $         (3,846)  $         (9,476)  $        (13,527)
   Net realized gain (loss)
      on investments                                          (150,695)          (100,779)             3,589
   Net unrealized gain (loss)
      on investments                                           440,561           (265,300)          (349,218)
                                                      ----------------   ----------------   ----------------
Increase (decrease) in net
   assets from operations                                      286,020           (375,555)          (359,156)
Contractholder transactions--
   Note G:
   Transfers of net premiums                                   246,553            385,358            374,596
   Transfers from/to
      General Account and
      within Separate
      Account, net                                             (89,308)           (74,085)           420,101
   Transfers of cost
      of insurance                                            (113,735)          (159,757)          (208,300)
   Transfers on account
      of other terminations                                    (86,457)            (8,973)            (3,983)
                                                      ----------------   ----------------   ----------------
Net increase (decrease) in net
   assets derived from
   contractholder transactions                                 (42,947)           142,543            582,414
                                                      ----------------   ----------------   ----------------
Net increase (decrease) in
   net assets                                                  243,073           (233,012)           223,258
Balance at beginning of period                               1,206,370          1,439,382          1,216,124
                                                      ----------------   ----------------   ----------------
Balance at end of period                              $      1,449,443   $      1,206,370   $      1,439,382
                                                      ================   ================   ================

(a) Commencement of operations

See notes to financial statements

                                                                   MFS(R)
                                                              UTILITIES SERIES
                                                                  DIVISION
                                           ------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                           ------------------------------------------------------
                                                 2003               2002               2001
                                           ----------------   ----------------   ----------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
   Net investment
      income (loss)                        $         24,651   $         20,520   $         27,994
   Net realized gain (loss)
      on investments                               (159,718)          (182,064)            15,154
   Net unrealized gain (loss)
      on investments                                655,325           (224,034)          (442,135)
                                           ----------------   ----------------   ----------------
Increase (decrease) in net
   assets from operations                           520,258           (385,578)          (398,987)
Contractholder transactions--
   Note G:
   Transfers of net premiums                        379,313            457,409            411,670
   Transfers from/to
      General Account and
      within Separate
      Account, net                                 (103,630)              (951)           734,821
   Transfers of cost
      of insurance                                 (142,096)          (175,938)          (216,225)
   Transfers on account
      of other terminations                         (90,450)           (16,092)            (6,291)
                                           ----------------   ----------------   ----------------
Net increase in net
   assets derived from
   contractholder transactions                       43,137            264,428            923,975
                                           ----------------   ----------------   ----------------
Net increase (decrease) in
   net assets                                       563,395           (121,150)           524,988
Balance at beginning of period                    1,451,766          1,572,916          1,047,928
                                           ----------------   ----------------   ----------------
Balance at end of period                   $      2,015,161   $      1,451,766   $      1,572,916
                                           ================   ================   ================

                                                                   PIMCO
                                                                TOTAL RETURN
                                                                  DIVISION
                                           ------------------------------------------------------
                                                                                    PERIOD FROM
                                                                                  MAY 1, 2001(a)
                                             YEAR ENDED DECEMBER 31,                    TO
                                           -----------------------------------     DECEMBER 31,
                                                 2003               2002               2001
                                           ----------------   ----------------   ----------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
   Net investment
      income (loss)                        $        145,450   $        135,718   $         14,086
   Net realized gain (loss)
      on investments                                129,042             90,849             24,183
   Net unrealized gain (loss)
      on investments                                 36,980            139,727            (12,840)
                                           ----------------   ----------------   ----------------
Increase (decrease) in net
   assets from operations                           311,472            366,294             25,429
Contractholder transactions--
   Note G:
   Transfers of net premiums                      1,373,661          1,165,262            163,704
   Transfers from/to
      General Account and
      within Separate
      Account, net                                  534,043          4,474,456          1,037,654
   Transfers of cost
      of insurance                                 (536,369)          (451,837)           (52,035)
   Transfers on account
      of other terminations                         (89,862)           (28,828)               844
                                           ----------------   ----------------   ----------------
Net increase in net
   assets derived from
   contractholder transactions                    1,281,473          5,159,053          1,150,167
                                           ----------------   ----------------   ----------------
Net increase (decrease) in
   net assets                                     1,592,945          5,525,347          1,175,596
Balance at beginning of period                    6,700,943          1,175,596                 --
                                           ----------------   ----------------   ----------------
Balance at end of period                   $      8,293,888   $      6,700,943   $      1,175,596
                                           ================   ================   ================

                                                       PROFUND
                                                     VP FINANCIAL
                                                       DIVISION
                                           -----------------------------------
                                                                 PERIOD FROM
                                                              JULY 12, 2002(a)
                                             YEAR ENDED              TO
                                             DECEMBER 31,       DECEMBER 31,
                                                 2003               2002
                                           ----------------   ----------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
   Net investment
      income (loss)                        $           (512)  $             --
   Net realized gain (loss)
      on investments                                  4,780                (12)
   Net unrealized gain (loss)
      on investments                                 16,206               (663)
                                           ----------------   ----------------
Increase (decrease) in net
   assets from operations                            20,474               (675)
Contractholder transactions--
   Note G:
   Transfers of net premiums                         35,898             (1,606)
   Transfers from/to
      General Account and
      within Separate
      Account, net                                   48,022             39,824
   Transfers of cost
      of insurance                                   (6,258)              (712)
   Transfers on account
      of other terminations                             440                (70)
                                           ----------------   ----------------
Net increase in net
   assets derived from
   contractholder transactions                       78,102             37,436
                                           ----------------   ----------------
Net increase (decrease) in
   net assets                                        98,576             36,761
Balance at beginning of period                       36,761                 --
                                           ----------------   ----------------
Balance at end of period                   $        135,337   $         36,761
                                           ================   ================

(a) Commencement of operations

See notes to financial statements

                                                        PROFUND                              PROFUND
                                                     VP HEALTHCARE                         VP TECHNOLOGY
                                                       DIVISION                             DIVISION
                                           -----------------------------------   -----------------------------------
                                                                 PERIOD FROM                           PERIOD FROM
                                                              JULY 16, 2002(a)                       MAY 24, 2002(a)
                                              YEAR ENDED             TO            YEAR ENDED              TO
                                             DECEMBER 31,       DECEMBER 31,      DECEMBER 31,        DECEMBER 31,
                                                 2003               2002              2003                2002
                                           ----------------   ----------------   ----------------   ----------------
INCREASE IN NET ASSETS
Operations:
   Net investment
      income (loss)                        $           (307)  $             --   $           (957)  $             --
   Net realized gain (loss)
      on investments                                 (2,972)                 8                573             (4,292)
   Net unrealized (gain) loss
      on investments                                  2,820               (146)            35,614             (5,172)
                                           ----------------   ----------------   ----------------   ----------------
Increase (decrease) in net
   assets from operations                              (459)              (138)            35,230             (9,464)
Contractholder transactions--
   Note G:
   Transfers of net premiums                          8,940                805             15,106                 92
   Transfers from/to
      General Account and
      within Separate
      Account, net                                   43,162             10,736            158,598             50,150
   Transfers of cost
      of insurance                                   (3,807)              (543)            (5,199)            (1,813)
   Transfers on account
      of other terminations                              23                (15)            (2,870)              (505)
                                           ----------------   ----------------   ----------------   ----------------
Net increase in net
   assets derived from
   contractholder transactions                       48,318             10,983            165,635             47,924
                                           ----------------   ----------------   ----------------   ----------------
Net increase in
   net assets                                        47,859             10,845            200,865             38,460
Balance at beginning of period                       10,845                 --             38,460                 --
                                           ----------------   ----------------   ----------------   ----------------
Balance at end of period                   $         58,704   $         10,845   $        239,325   $         38,460
                                           ================   ================   ================   ================

                                                         SCUDDER                           T. ROWE PRICE
                                                   VIT SMALL CAP INDEX                     MID-CAP GROWTH
                                                        DIVISION                              DIVISION
                                           -----------------------------------   -----------------------------------
                                                                 PERIOD FROM                           PERIOD FROM
                                                               JULY 1, 2002(a)                      JUNE 12, 2002(a)
                                              YEAR ENDED             TO            YEAR ENDED              TO
                                             DECEMBER 31,       DECEMBER 31,      DECEMBER 31,        DECEMBER 31,
                                                 2003               2002              2003                2002
                                           ----------------   ----------------   ----------------   ----------------
INCREASE IN NET ASSETS
Operations:
   Net investment
      income (loss)                        $         (2,594)  $            711   $         (5,163)  $            (32)
   Net realized gain (loss)
      on investments                                 51,618               (239)             9,337             (1,735)
   Net unrealized (gain) loss
      on investments                                116,867             (4,130)           180,650               (757)
                                           ----------------   ----------------   ----------------   ----------------
Increase (decrease) in net
   assets from operations                           165,891             (3,658)           184,824             (2,524)
Contractholder transactions--
   Note G:
   Transfers of net premiums                        147,569             57,437             77,195              6,367
   Transfers from/to
      General Account and
      within Separate
      Account, net                                  296,617             86,952            747,314             97,603
   Transfers of cost
      of insurance                                  (40,317)            (5,631)           (22,374)            (1,352)
   Transfers on account
      of other terminations                          (1,364)              (683)                52               (408)
                                           ----------------   ----------------   ----------------   ----------------
Net increase in net
   assets derived from
   contractholder transactions                      402,505            138,075            802,187            102,210
                                           ----------------   ----------------   ----------------   ----------------
Net increase in
   net assets                                       568,396            134,417            987,011             99,686
Balance at beginning of period                      134,417                 --             99,686                 --
                                           ----------------   ----------------   ----------------   ----------------
Balance at end of period                   $        702,813   $        134,417   $      1,086,697   $         99,686
                                           ================   ================   ================   ================

(a) Commencement of operations

See notes to financial statements

                                                                  TEMPLETON
                                                             FOREIGN SECURITIES
                                                                  DIVISION
                                           ------------------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
                                           ------------------------------------------------------
                                                 2003               2002               2001
                                           ----------------   ----------------   ----------------
INCREASE IN NET ASSETS
Operations:
   Net investment
      income (loss)                        $         35,600   $         16,162   $         37,848
   Net realized gain (loss)
      on investments                               (176,513)          (114,159)           415,180
   Net unrealized gain (loss)
      on investments                              1,479,396           (555,937)          (790,303)
                                           ----------------   ----------------   ----------------
Increase (decrease) in net
   assets from operations                         1,338,483           (653,934)          (337,275)
Contractholder transactions--
   Note G:
   Transfers of net premiums                      1,108,031          1,250,968            695,613
   Transfers from/to
      General Account
      and within
      Separate Account, net                         276,627            612,906            884,929
   Transfers of cost
      of insurance                                 (256,049)          (246,912)          (224,507)
   Transfers on account
      of other terminations                         (36,696)            (8,861)            (7,900)
                                           ----------------   ----------------   ----------------
Net increase in net assets
   derived from contractholder
   transactions                                   1,091,913          1,608,101          1,348,135
                                           ----------------   ----------------   ----------------
Net increase in net assets                        2,430,396            954,167          1,010,860
Balance at beginning
   of period                                      3,510,450          2,556,283          1,545,423
                                           ----------------   ----------------   ----------------
Balance at end of period                   $      5,940,846   $      3,510,450   $      2,556,283
                                           ================   ================   ================

                                                       VANGUARD(R)                          VANGUARD(R)
                                                    VIF MID-CAP INDEX                    VIF REIT INDEX VIF
                                                       DIVISION                              DIVISION
                                           -----------------------------------   -----------------------------------
                                                                 PERIOD FROM                          PERIOD FROM
                                                               MAY 23, 2002(a)                      MAY 8, 2002(a)
                                              YEAR ENDED             TO             YEAR ENDED            TO
                                             DECEMBER 31,       DECEMBER 31,       DECEMBER 31,      DECEMBER 31,
                                                 2003               2002               2003              2002
                                           ----------------   ----------------   ----------------   ----------------
INCREASE IN NET ASSETS
Operations:
   Net investment
      income (loss)                        $         (1,290)  $            (77)  $         17,999   $           (945)
   Net realized gain (loss)
      on investments                                 15,766             (3,005)            22,058            (10,842)
   Net unrealized gain (loss)
      on investments                                 99,327             (5,308)           196,419               (639)
                                           ----------------   ----------------   ----------------   ----------------
Increase (decrease) in net
   assets from operations                           113,803             (8,390)           236,476            (12,426)
Contractholder transactions--
   Note G:
   Transfers of net premiums                        109,339             72,910            250,651            104,320
   Transfers from/to
      General Account
      and within
      Separate Account, net                         557,200            169,368            375,268            384,813
   Transfers of cost
      of insurance                                  (30,946)            (6,479)           (49,286)           (16,407)
   Transfers on account
      of other terminations                          17,066             (1,791)               910             (1,185)
                                           ----------------   ----------------   ----------------   ----------------
Net increase in net assets
   derived from contractholder
   transactions                                     652,659            234,008            577,543            471,541
                                           ----------------   ----------------   ----------------   ----------------
Net increase in net assets                          766,462            225,618            814,019            459,115
Balance at beginning
   of period                                        225,618                 --            459,115                 --
                                           ----------------   ----------------   ----------------   ----------------
Balance at end of period                   $        992,080   $        225,618   $      1,273,134   $        459,115
                                           ================   ================   ================   ================

                                                      VANGUARD(R)
                                                  SMALL COMPANY GROWTH
                                                       DIVISION
                                           -----------------------------------
                                                                 PERIOD FROM
                                                               MAY 23, 2002(a)
                                              YEAR ENDED             TO
                                             DECEMBER 31,       DECEMBER 31,
                                                2003                2002
                                           ----------------   ----------------
INCREASE IN NET ASSETS
Operations:
   Net investment
      income (loss)                        $         (3,570)  $            (27)
   Net realized gain (loss)
      on investments                                 11,158             (1,554)
   Net unrealized gain (loss)
      on investments                                118,428             (3,043)
                                           ----------------   ----------------
Increase (decrease) in net
   assets from operations                           126,016             (4,624)
Contractholder transactions--
   Note G:
   Transfers of net premiums                         44,625             37,759
   Transfers from/to
      General Account
      and within
      Separate Account, net                         734,247             73,375
   Transfers of cost
      of insurance                                  (22,133)            (1,946)
   Transfers on account
      of other terminations                          21,647               (153)
                                           ----------------   ----------------
Net increase in net assets
   derived from contractholder
   transactions                                     778,386            109,035
                                           ----------------   ----------------
Net increase in net assets                          904,402            104,411
Balance at beginning
   of period                                        104,411                 --
                                           ----------------   ----------------
Balance at end of period                   $      1,008,813   $        104,411
                                           ================   ================

(a) Commencement of operations

See notes to financial statements

                                                  J.P. MORGAN                                        J.P. MORGAN
                                             BOND, SERIES TRUST II                         U.S. LARGE CAP CORE EQUITY,
                                                   DIVISION                                  SERIES TRUST II DIVISION
                               ------------------------------------------------   ------------------------------------------------
                                            YEAR ENDED DECEMBER 31,                            YEAR ENDED DECEMBER 31,
                               ------------------------------------------------   ------------------------------------------------
                                    2003             2002             2001             2003             2002             2001
                               --------------   --------------   --------------   --------------   --------------   --------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
   Net investment
      income (loss)            $      161,598   $        4,148   $      401,177   $        8,795   $      (53,464)  $      (18,212)
   Net realized gain
      (loss) on
      investments                     278,695           89,855           84,680       (1,044,564)         (69,863)         (50,533)
   Net unrealized gain
      (loss) on
      investments                    (240,850)         462,973          (38,782)       2,775,080       (2,491,361)      (1,448,924)
                               --------------   --------------   --------------   --------------   --------------   --------------
Increase (decrease)
   in net assets from
   operations                         199,443          556,976          447,075        1,739,311       (2,614,688)      (1,517,669)
Contractholder
   transactions--Note G:
   Transfers of
      net premiums                     73,614            5,148           67,220           62,798           30,938          208,623
   Transfers from/to
      General Account
      and within Separate
      Account, net                   (346,811)        (723,099)         179,310       (2,311,377)         504,831       (1,294,138)
   Transfers of cost of
      insurance                      (265,886)        (230,073)        (172,710)        (136,438)        (128,255)        (123,567)
   Transfers on
      account of other
      terminations                   (353,942)            (401)             614       (1,226,515)             721               14
                               --------------   --------------   --------------   --------------   --------------   --------------
Net increase (decrease)
   in net assets derived
   from contractholder
   transactions                      (893,025)        (948,425)          74,434       (3,611,532)         408,235       (1,209,068)
                               --------------   --------------   --------------   --------------   --------------   --------------
Net increase (decrease)
   in net assets                     (693,582)        (391,449)         521,509       (1,872,221)      (2,206,453)      (2,726,737)
Balance at beginning
   of period                        7,194,947        7,586,396        7,064,887        7,865,619      10,072,072        12,798,809
                               --------------   --------------   --------------   --------------   --------------   --------------
Balance at end
   of period                   $    6,501,365   $    7,194,947   $    7,586,396   $    5,993,398   $    7,865,619   $   10,072,072
                               ==============   ==============   ==============   ==============   ==============   ==============

                                                  J.P. MORGAN                                       J.P. MORGAN
                                            COMPANY, SERIES TRUST II                  INTERNATIONAL EQUITY, SERIES TRUST II
                                                   DIVISION                                           DIVISION
                               ------------------------------------------------   ------------------------------------------------
                                              YEAR ENDED DECEMBER 31,                          YEAR ENDED DECEMBER 31,
                               ------------------------------------------------   ------------------------------------------------
                                    2003             2002             2001             2003             2002             2001
                               --------------   --------------   --------------   --------------   --------------   --------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment
      income (loss)            $      (30,621)  $      (24,293)  $      (34,949)  $       11,355   $      (11,367)  $       22,511
   Net realized gain
      (loss) on
      investments                     (83,141)         (11,453)          (2,780)      (1,004,269)         (85,391)         142,504
   Net unrealized gain
      (loss) on
      investments                   1,524,117       (1,327,242)        (518,865)       2,333,775       (1,158,662)      (1,826,996)
                               --------------   --------------   --------------   --------------   --------------   --------------
Increase (decrease)
   in net assets from
   operations                       1,410,355       (1,362,988)        (556,594)       1,340,861       (1,255,420)      (1,661,981)
Contractholder
   transactions--Note G:
   Transfers of
      net premiums                     29,679           20,243           74,730           79,673           29,831          129,992
   Transfers from/to
      General Account
      and within Separate
      Account, net                 (2,467,064)         378,194           61,938       (2,208,238)          66,147         (362,262)
   Transfers of cost of
      insurance                       (67,758)         (61,591)         (50,301)        (107,301)         (98,524)         (88,563)
   Transfers on
      account of other
      terminations                   (627,393)          (6,649)             655         (612,091)             240           (2,450)
                               --------------   --------------   --------------   --------------   --------------   --------------
Net increase (decrease)
   in net assets derived
   from contractholder
   transactions                    (3,132,536)         330,197           87,022       (2,847,957)          (2,306)        (323,283)
                               --------------   --------------   --------------   --------------   --------------   --------------
Net increase (decrease)
   in net assets                   (1,722,181)      (1,032,791)        (469,572)      (1,507,096)      (1,257,726)      (1,985,264)
Balance at beginning
   of period                        4,850,007        5,882,798        6,352,370        5,409,030        6,666,756        8,652,020
                               --------------   --------------   --------------   --------------   --------------   --------------
Balance at end
   of period                   $    3,127,826   $    4,850,007   $    5,882,798   $    3,901,934   $    5,409,030   $    6,666,756
                               ==============   ==============   ==============   ==============   ==============   ==============

See notes to financial statements

                          NOTES TO FINANCIAL STATEMENTS

                             JPF SEPARATE ACCOUNT C
                                DECEMBER 31, 2003

NOTE A--ORGANIZATION OF ACCOUNT

JPF Separate Account C (the "Separate Account") is a separate account of Jefferson Pilot Financial Insurance Company ("JP Financial"). The Separate Account is organized as a unit investment trust registered under the Investment Company Act of 1940, as amended. It was established for the purpose of funding flexible premium variable life insurance policies issued by JP Financial. As of December 31, 2003, the Separate Account is comprised of forty-one investment divisions, fourteen of which invest exclusively in the corresponding portfolios of the Jefferson Pilot Variable Fund ("JPVF"), Inc., two of which invest in certain American Century VP Funds, two of which invest in certain American Funds, five of which invest in certain Fidelity(R) Portfolios, one of which invests in Franklin Small Cap Value Securities Fund, one of which invests in the Goldman Sachs Capital Growth Fund, two of which invest in certain MFS(R) Funds, one of which invests in the Templeton Foreign Securities Fund, one of which invests in the PIMCO Total Return Portfolio, three of which invest in certain ProFund VP Funds, one of which invests in the Scudder VIT Small Cap Index Fund, one of which invests in the T. Rowe Price Mid-Cap Growth Fund, three of which invest in certain Vanguard(R) VIF Funds, and four of which invest in certain J.P. Morgan Series Trust II Portfolios, all diversified Series Investment Companies.

Effective December 18, 2003, the Ayco Growth Fund was reorganized with and merged into the Goldman Sachs Capital Growth Fund, a series of Goldman Sachs Variable Insurance Trust.

NOTE B--SIGNIFICANT ACCOUNTING POLICIES

VALUATION OF INVESTMENTS: Investments are made in the above thirty-seven portfolios and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value.

INVESTMENT INCOME: Dividend income and distributions of realized gains are recorded on the ex-dividend date.

INVESTMENT TRANSACTIONS: Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed based upon the average cost of the investment sold.

FEDERAL INCOME TAXES: The operations of the Separate Account are included in the federal income tax return of JP Financial which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate Account.

EXPENSES AND RELATED PARTY TRANSACTIONS: Currently, the Separate Account contains the net assets of two variable insurance policies, Ensemble SL and Heritage. A mortality and expense risk charge, payable to JP Financial, is accrued daily which will not exceed 1% and .65% of the average net asset value of each division of the Separate Account on an annual basis for Ensemble SL and Heritage, respectively.

Additionally, during the year ended December 31, 2003, JPVF Portfolios paid management fees to Jefferson Pilot Investment Advisory Corporation, ("JPIA") a registered investment advisor and wholly-owned subsidiary of Jefferson Pilot Corporation. The investment management agreement with JPIA provides for an annual fee based on a percentage of the average daily net asset value for each Portfolio as shown below:

JPVF                                     FIRST $200    NEXT $1.10    OVER $1.30
PORTFOLIO                                 MILLION       BILLION       BILLION
                                         ----------    ----------    ----------
Small Company                                  0.75%         0.70%         0.65%
Strategic Growth                               0.80%         0.75%         0.70%
Small-Cap Value                                1.30%         1.30%         1.30%
Value                                          0.75%         0.70%         0.65%
International Equity                           1.00%         1.00%         1.00%
World Growth Stock                             0.75%         0.70%         0.65%
Balanced*                                      0.75%         0.70%         0.65%
Money Market                                   0.50%         0.45%         0.40%

                                         FIRST $100    NEXT $400     OVER $500
                                          MILLION       MILLION       MILLION
                                         ----------    ----------    ----------
Growth*                                        0.75%         0.75%         0.75%
Mid-Cap Growth                                 0.90%         0.90%         0.90%
Mid-Cap Value                                  1.05%         1.05%         1.05%
Capital Growth*                                0.85%         0.80%         0.75%
S&P 500 Index                                  0.24%         0.24%         0.24%
High Yield Bond                                0.75%         0.75%         0.75%

----------
* Effective May 1, 2004, the management fees for Growth Portfolio will be 0.65% of average daily net assets, Capital Growth will be 0.75% of the first $100 Million and 0.70% of average daily net assets over $100 Million, and Balanced Portfolio will be 0.65% of the first $100 Million, 0.55% of the next $100 Million, and 0.50% of average daily net assets over $200 Million.

USE OF ESTIMATES: The accompanying financial statements of the Separate Account have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of financial statements requires management to make estimates that affect amounts reported in the financial statements and accompanying notes. Such estimates could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

RECLASSIFICATION: Certain prior period amounts have been reclassified to conform to the current year's presentation.

NOTE C--PURCHASE AND SALES OF INVESTMENTS

The cost of purchase and proceeds from sales of investments for the year ended December 31, 2003 were as follows:

                                                                      PURCHASES         SALES
                                                                    -------------   -------------
JPVF Growth Division                                                $     856,106   $     886,490
JPVF Small Company Division                                               712,026         270,534
JPVF Mid-Cap Growth Division                                              533,434         367,176
JPVF Strategic Growth Division                                            786,891         538,859
JPVF Mid-Cap Value Division                                               565,619         391,544
JPVF Capital Growth Division                                            1,237,899       1,353,853
JPVF Small-Cap Value Division                                             746,948         312,635
JPVF Value Division                                                       767,690         985,079
JPVF International Equity Division                                        561,228         304,330
JPVF S&P 500 Index Division                                             4,930,287       1,857,384
JPVF World Growth Stock Division                                          523,627         323,524
JPVF High Yield Bond Division                                             812,665         467,935
JPVF Balanced Division                                                  1,253,596         590,631
JPVF Money Market Division                                              4,552,264       5,557,924
American Century VP International Division                                391,111          69,316
American Century VP Value Division                                        230,737         141,531
American Funds Growth Division                                            904,999          28,360
American Funds Growth-Income Division                                     794,749          45,263
Ayco Growth Division                                                       98,898         379,294
Fidelity(R) VIP Contrafund(R) Division                                  1,428,341         860,441
Fidelity(R) VIP Equity-Income Division                                  1,658,247         709,625
Fidelity(R) VIP Growth Division                                         1,199,346         737,223
Fidelity(R) VIP Investment Grade Bond Division                            209,956          16,821
Fidelity(R) VIP Mid Cap Division                                          123,971           2,024
Franklin Small Cap Value Securities Division                               43,931          18,541
Goldman Sachs Capital Growth Division                                     320,149           1,612
MFS(R) Research Series Division                                           351,744         370,403
MFS(R) Utilities Series Division                                          770,144         700,934
PIMCO Total Return Division                                             4,366,930       2,701,387
ProFund VP Financial Division                                             193,639         117,820
ProFund VP Healthcare Division                                            142,812          94,725
ProFund VP Technology Division                                            175,583          11,113
Scudder VIT Small Cap Index Division                                      853,096         445,610
T. Rowe Price Mid-Cap Growth Division                                     896,038          93,009
Templeton Foreign Securities Division                                   1,963,602         817,502
Vanguard(R) VIF Mid-Cap Index Division                                    834,399         167,856
Vanguard(R) VIF REIT Index Division                                     1,019,527         410,119
Vanguard(R) VIF Small Company Growth Division                             878,260          73,732
J.P. Morgan Bond, Series Trust II Division                                679,921       1,266,158
J.P. Morgan U.S. Large Cap Core Equity, Series Trust II Division          348,511       3,951,314
J.P. Morgan Small Company, Series Trust II Division                        25,386       3,188,604
J.P. Morgan International Equity, Series Trust II Division                118,983       2,955,638
                                                                    -------------   -------------
Total                                                               $  39,863,290   $  34,583,873
                                                                    =============   =============

NOTE D--AFFILIATED COMPANY TRANSACTIONS

Administrative services necessary for the operation of the Separate Account are provided by Jefferson Pilot Life Insurance Company, an affiliate of JP Financial. JP Financial is the principal underwriter of the variable insurance contracts that utilize the Separate Account. Jefferson Pilot Variable Corporation, an affiliate of the Company, is the distributor.

NOTE E--DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable life insurance contract will be subject to federal income taxes on the income earned on the contract for any period for which the investments of the segregated asset account, on which the contract is based, are not adequately diversified. The code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that the segregated asset account satisfies the current requirements of the regulations, and it intends that the segregated asset account will continue to meet such requirements.

NOTE F--INVESTMENTS

In determining the net realized gain or loss on sales of Separate Account investments, the cost of investments sold has been determined on an average cost basis. For federal income tax purposes, the cost of investments owned at December 31, 2003 is the same as for financial reporting purposes.

Following is a summary of shares of each portfolio of the Separate Account owned by the respective divisions of the Separate Account and the related net asset values at December 31, 2003.

                                                                                      NET ASSET
                                                                                        VALUE
                                                                       SHARES         PER SHARE
                                                                    -------------   -------------
JPVF Growth Division                                                      311,810   $    12.47625
JPVF Small Company Division                                               192,270        13.72067
JPVF Mid-Cap Growth Division                                              118,396         8.78025
JPVF Strategic Growth Division                                            304,796        12.85514
JPVF Mid-Cap Value Division                                               137,596        12.26384
JPVF Capital Growth Division                                              428,015        19.65174
JPVF Small-Cap Value Division                                             160,442        13.08327
JPVF Value Division                                                       178,638        19.33241
JPVF International Equity Division                                        273,957         8.79385
JPVF S&P Index 500 Division                                             2,452,895         7.75637
JPVF World Growth Stock Division                                           89,860        22.08395
JPVF High Yield Bond Division                                             166,756         8.20147
JPVF Balanced Division                                                    310,890        12.55600
JPVF Money Market Division                                                598,404        10.74187
American Century VP International Division                                 87,777         6.43000
American Century VP Value Division                                         30,879         7.78000
American Funds Growth Division                                             21,077        45.50000
American Funds Growth-Income Division                                      24,390        33.48000
Fidelity(R) VIP Contrafund(R) Division                                    314,627        23.13000
Fidelity(R) VIP Equity-Income Division                                    273,789        23.18000
Fidelity(R) VIP Growth Division                                           209,241        31.04000
Fidelity(R) VIP Investment Grade Bond Division                             14,554        13.50000
Fidelity(R) VIP Mid Cap Division                                            5,512        23.97000

                                                                                      NET ASSET
                                                                                        VALUE
                                                                       SHARES         PER SHARE
                                                                    -------------   -------------
Franklin Small Cap Values Securities Division                               2,338   $    12.67000
Goldman Sachs Capital Growth Division                                      33,969         9.59000
MFS(R) Research Series Division                                           108,573        13.35000
MFS(R) Utilities Series Division                                          126,342        15.95000
PIMCO Total Return Division                                               800,568        10.36000
Profund VP Financial Division                                               4,405        30.72000
Profund VP Healthcare Division                                              2,274        25.81000
Profund VP Technology Division                                             15,381        15.56000
Scudder VIT Small Cap Index Division                                       57,466        12.23000
T. Rowe Price Mid-Cap Growth Division                                      54,801        19.83000
Templeton Foreign Securities Division                                     485,363        12.24000
Vanguard(R) VIF Mid-Cap Index Division                                     72,733        13.64000
Vanguard(R) VIF REIT Index Division                                        79,126        16.09000
Vanguard(R) VIF Small Company Growth Division                              59,658        16.91000
J.P. Morgan Bond, Series Trust II Division                                526,853        12.34000
J.P. Morgan U.S. Large Cap Core Equity, Series Trust II Division          479,089        12.51000
J.P. Morgan Small Company, Series Trust II Division                       222,463        14.06000
J.P. Morgan International Equity, Series Trust II Division                412,903         9.45000

For federal income tax purposes, the cost of investments owned at December 31, 2003 is the same as for financial reporting purposes.

NOTE G--CONTRACTHOLDER TRANSACTIONS

                                                                            YEAR ENDED DECEMBER 31,
                                                 -------------------------------------------------------------------------------
                                                           2003                       2002                       2001
                                                 ------------------------   ------------------------   -------------------------
                                                  UNITS        AMOUNT        UNITS        AMOUNT         UNITS        AMOUNT
                                                 --------   -------------   --------   -------------   ---------   -------------
JPVF Growth
  Issuance of units                               138,202   $   1,223,644    144,133   $   1,368,672     287,873   $   3,835,680
  Redemptions of units                            133,620       1,174,778    131,226       1,209,699     139,346       1,706,758
                                                 --------   -------------   --------   -------------   ---------   -------------
    Net Increase                                    4,582   $      48,866     12,907   $     158,973     148,527   $   2,128,922
                                                 ========   =============   ========   =============   =========   =============

                                                                            YEAR ENDED DECEMBER 31,
                                                 -------------------------------------------------------------------------------
                                                           2003                       2002                       2001
                                                 ------------------------   ------------------------   -------------------------
                                                  UNITS        AMOUNT        UNITS        AMOUNT         UNITS        AMOUNT
                                                 --------   -------------   --------   -------------   ---------   -------------
JPVF Small Company
  Issuance of units                               135,054   $     999,252    164,426   $   1,317,450     162,799   $   1,441,941
  Redemptions of units                             71,012         518,104     91,225         682,699      72,970         639,033
                                                 --------   -------------   --------   -------------   ---------   -------------
    Net Increase                                   64,042   $     481,148     73,201   $     634,751      89,829   $     802,908
                                                 ========   =============   ========   =============   =========   =============

                                                                                                            FOR THE PERIOD
                                                               YEAR ENDED DECEMBER 31,                     JUNE 4(a) THROUGH
                                                 ---------------------------------------------------         DECEMBER 31,
                                                           2003                       2002                       2001
                                                 ------------------------   ------------------------   -------------------------
                                                  UNITS        AMOUNT        UNITS        AMOUNT         UNITS        AMOUNT
                                                 --------   -------------   --------   -------------   ---------   -------------
JPVF Mid-Cap Growth
  Issuance of units                                89,430   $     640,322    160,943   $   1,066,004      16,783   $     126,314
  Redemptions of units                             72,800         470,350     66,940         394,947       3,331          26,596
                                                 --------   -------------   --------   -------------   ---------   -------------
    Net Increase                                   16,630   $     169,972     94,003   $     671,057      13,452   $      99,718
                                                 ========   =============   ========   =============   =========   =============

                                                                                 YEAR ENDED DECEMBER 31,
                                                 -------------------------------------------------------------------------------
                                                           2003                       2002                       2001
                                                 ------------------------   ------------------------   -------------------------
                                                  UNITS        AMOUNT        UNITS        AMOUNT         UNITS        AMOUNT
                                                 --------   -------------   --------   -------------   ---------   -------------
JPVF Strategic Growth
  Issuance of units                               192,964   $   1,221,211    202,291   $   1,391,093     307,856   $   3,025,261
  Redemptions of units                            148,274         924,204    146,965         971,626     129,656       1,263,242
                                                 --------   -------------   --------   -------------   ---------   -------------
    Net Increase                                   44,690   $     297,007     55,326   $     419,467     178,200   $   1,762,019
                                                 ========   =============   ========   =============   =========   =============

                                                                                                            FOR THE PERIOD
                                                               YEAR ENDED DECEMBER 31,                     MAY 30(a) THROUGH
                                                 ---------------------------------------------------         DECEMBER 31,
                                                           2003                       2002                       2001
                                                 ------------------------   ------------------------   -------------------------
                                                  UNITS        AMOUNT        UNITS        AMOUNT         UNITS        AMOUNT
                                                 --------   -------------   --------   -------------   ---------   -------------
JPVF Mid-Cap Value
  Issuance of units                                79,249   $     746,699    147,603   $   1,417,214      40,406   $     366,497
  Redemptions of units                             59,943         561,596     62,711         572,325       2,859          26,754
                                                 --------   -------------   --------   -------------   ---------   -------------
    Net Increase                                   19,306   $     185,103     84,892   $     844,889      37,547   $     339,743
                                                 ========   =============   ========   =============   =========   =============

                                                                            YEAR ENDED DECEMBER 31,
                                                 -------------------------------------------------------------------------------
                                                           2003                       2002                       2001
                                                 ------------------------   ------------------------   -------------------------
                                                  UNITS        AMOUNT        UNITS        AMOUNT         UNITS        AMOUNT
                                                 --------   -------------   --------   -------------   ---------   -------------
JPVF Capital Growth
  Issuance of units                               376,439   $   2,378,172    475,192   $   3,300,210     611,904   $   6,161,828
  Redemptions of units                            382,292       2,391,916    299,536       2,033,438     232,611       2,202,321
                                                 --------   -------------   --------   -------------   ---------   -------------
    Net Increase (decrease)                        (5,853)  $     (13,744)   175,656   $   1,266,772     379,293   $   3,959,507
                                                 ========   =============   ========   =============   =========   =============

                                                                                                            FOR THE PERIOD
                                                               YEAR ENDED DECEMBER 31,                     MAY 30(a) THROUGH
                                                 ---------------------------------------------------         DECEMBER 31,
                                                           2003                       2002                       2001
                                                 ------------------------   ------------------------   -------------------------
                                                  UNITS        AMOUNT        UNITS        AMOUNT         UNITS        AMOUNT
                                                 --------   -------------   --------   -------------   ---------   -------------
JPVF Small-Cap Value
  Issuance of units                                90,102   $     924,126    149,623   $   1,559,751      35,229   $     359,304
  Redemptions of units                             48,375         482,146     56,747         570,231       2,358          25,066
                                                 --------   -------------   --------   -------------   ---------   -------------
    Net Increase                                   41,727   $     441,980     92,876   $     989,520      32,871   $     334,238
                                                 ========   =============   ========   =============   =========   =============

----------
(a) Commencement of operations

                                                                            YEAR ENDED DECEMBER 31,
                                                 -------------------------------------------------------------------------------
                                                           2003                       2002                       2001
                                                 ------------------------   ------------------------   -------------------------
                                                  UNITS        AMOUNT        UNITS        AMOUNT         UNITS        AMOUNT
                                                 --------   -------------   --------   -------------   ---------   -------------
JPVF Value
  Issuance of units                               121,830   $   1,086,548    185,827   $   1,816,694     250,034   $   2,704,380
  Redemptions of units                            138,943       1,250,101    128,256       1,192,955     111,484       1,210,627
                                                 --------   -------------   --------   -------------   ---------   -------------
    Net Increase (decrease)                       (17,113)  $    (163,553)    57,571   $     623,739     138,550   $   1,493,753
                                                 ========   =============   ========   =============   =========   =============

                                                                            YEAR ENDED DECEMBER 31,
                                                 -------------------------------------------------------------------------------
                                                           2003                       2002                       2001
                                                 ------------------------   ------------------------   -------------------------
                                                  UNITS        AMOUNT        UNITS        AMOUNT         UNITS        AMOUNT
                                                 --------   -------------   --------   -------------   ---------   -------------
JPVF International Equity
  Issuance of units                               133,655   $     802,665    150,988   $   1,029,068     208,829   $   1,817,299
  Redemptions of units                             90,111         540,576     88,719         602,979     103,059         892,787
                                                 --------   -------------   --------   -------------   ---------   -------------
    Net Increase                                   43,544   $     262,089     62,269   $     426,089     105,770   $     924,512
                                                 ========   =============   ========   =============   =========   =============

                                                                            YEAR ENDED DECEMBER 31,
                                                 -------------------------------------------------------------------------------
                                                           2003                       2002                       2001
                                                 ------------------------   ------------------------   -------------------------
                                                  UNITS        AMOUNT        UNITS        AMOUNT         UNITS        AMOUNT
                                                 --------   -------------   --------   -------------   ---------   -------------
JPVF S&P 500 Index
  Issuance of units                               904,918   $   6,882,951    934,830   $   7,388,526   1,006,265   $   9,393,321
  Redemptions of units                            508,794       3,836,595    479,451       3,760,403     380,552       3,529,573
                                                 --------   -------------   --------   -------------   ---------   -------------
    Net Increase                                  396,124   $   3,046,356    455,379   $   3,628,123     625,713   $   5,863,748
                                                 ========   =============   ========   =============   =========   =============

                                                                            YEAR ENDED DECEMBER 31,
                                                 -------------------------------------------------------------------------------
                                                           2003                       2002                       2001
                                                 ------------------------   ------------------------   -------------------------
                                                  UNITS        AMOUNT        UNITS        AMOUNT         UNITS        AMOUNT
                                                 --------   -------------   --------   -------------   ---------   -------------
JPVF World Growth Stock
  Issuance of units                                65,088   $     700,330     73,384   $     803,556     107,822   $   1,320,502
  Redemptions of units                             47,372         509,812     33,542         365,512      61,220         755,480
                                                 --------   -------------   --------   -------------   ---------   -------------
    Net Increase                                   17,716   $     190,518     39,842   $     438,044      46,602   $     565,022
                                                 ========   =============   ========   =============   =========   =============

                                                                            YEAR ENDED DECEMBER 31,
                                                 -------------------------------------------------------------------------------
                                                           2003                       2002                       2001
                                                 ------------------------   ------------------------   -------------------------
                                                  UNITS        AMOUNT        UNITS        AMOUNT         UNITS        AMOUNT
                                                 --------   -------------   --------   -------------   ---------   -------------
JPVF High Yield Bond
  Issuance of units                                85,427   $     865,809    130,751   $   1,196,569     249,554   $   2,301,590
  Redemptions of units                             57,222         573,954     96,046         880,000     207,256       1,894,578
                                                 --------   -------------   --------   -------------   ---------   -------------
    Net Increase                                   28,205   $     291,855     34,705   $     316,569      42,298   $     407,012
                                                 ========   =============   ========   =============   =========   =============

                                                                            YEAR ENDED DECEMBER 31,
                                                 -------------------------------------------------------------------------------
                                                           2003                       2002                       2001
                                                 ------------------------   ------------------------   -------------------------
                                                  UNITS        AMOUNT        UNITS        AMOUNT         UNITS        AMOUNT
                                                 --------   -------------   --------   -------------   ---------   -------------
JPVF Balanced
  Issuance of units                               146,515   $   1,597,062    227,804   $   2,553,089     248,123   $   2,867,734
  Redemptions of units                             87,975         970,057    118,006       1,326,158     168,677       1,932,916
                                                 --------   -------------   --------   -------------   ---------   -------------
    Net Increase                                   58,540   $     627,005    109,798   $   1,226,931      79,446   $     934,818
                                                 ========   =============   ========   =============   =========   =============

                                                                            YEAR ENDED DECEMBER 31,
                                                 -------------------------------------------------------------------------------
                                                           2003                       2002                       2001
                                                 ------------------------   ------------------------   -------------------------
                                                  UNITS        AMOUNT        UNITS        AMOUNT         UNITS        AMOUNT
                                                 --------   -------------   --------   -------------   ---------   -------------
JPVF Money Market
  Issuance of units                               675,756   $   7,459,915    980,821   $  10,829,979   1,437,693   $  15,698,037
  Redemptions of units                            747,398       8,247,025    844,863       9,330,591   1,124,570      12,283,901
                                                 --------   -------------   --------   -------------   ---------   -------------
    Net Increase (decrease)                       (71,642)  $    (787,110)   135,958   $   1,499,388     313,123   $   3,414,136
                                                 ========   =============   ========   =============   =========   =============

                                                                                                            FOR THE PERIOD
                                                               YEAR ENDED DECEMBER 31,                    AUGUST 9(a) THROUGH
                                                 ---------------------------------------------------         DECEMBER 31,
                                                           2003                       2002                       2001
                                                 ------------------------   ------------------------   -------------------------
                                                  UNITS        AMOUNT        UNITS        AMOUNT         UNITS        AMOUNT
                                                 --------   -------------   --------   -------------   ---------   -------------
American Century VP International
  Issuance of units                                53,807   $     406,371     21,841   $     175,968       8,424   $      73,876
  Redemptions of units                             11,955          91,313      9,314          73,762         333           3,072
                                                 --------   -------------   --------   -------------   ---------   -------------
    Net Increase                                   41,852   $     315,058     12,527   $     102,206       8,091   $      70,804
                                                 ========   =============   ========   =============   =========   =============

                                                                                FOR THE PERIOD
                                                       YEAR ENDED              MAY 8(a) THROUGH
                                                    DECEMBER 31, 2003          DECEMBER 31, 2002
                                                 ------------------------   ------------------------
                                                  UNITS        AMOUNT        UNITS        AMOUNT
                                                 --------   -------------   --------   -------------
American Century VP Value
  Issuance of units                                24,048   $     229,617     15,343   $     135,951
  Redemptions of units                             16,893         156,788        619           5,321
                                                 --------   -------------   --------   -------------
    Net Increase                                    7,155   $      72,829     14,724   $     130,630
                                                 ========   =============   ========   =============

                                                     FOR THE PERIOD
                                                    MAY 5(a) THROUGH
                                                    DECEMBER 31, 2003
                                                 ------------------------
                                                  UNITS        AMOUNT
                                                 --------   -------------
American Funds Growth
  Issuance of units                                83,182   $     941,189
  Redemptions of units                              5,113          59,542
                                                 --------   -------------
    Net Increase                                   78,069   $     881,647
                                                 ========   =============

                                                     FOR THE PERIOD
                                                    MAY 27(a) THROUGH
                                                    DECEMBER 31, 2003
                                                 ------------------------
                                                  UNITS        AMOUNT
                                                 --------   -------------
American Funds Growth-Income
  Issuance of units                                74,776   $     819,337
  Redemptions of units                              6,250          69,969
                                                 --------   -------------
    Net Increase                                   68,526   $     749,368
                                                 ========   =============

----------
(a) Commencement of operations

                                                                                                            FOR THE PERIOD
                                                               YEAR ENDED DECEMBER 31,                    JUNE 27(a) THROUGH
                                                 ---------------------------------------------------         DECEMBER 31,
                                                           2003                       2002                       2001
                                                 ------------------------   ------------------------   -------------------------
                                                  UNITS        AMOUNT        UNITS        AMOUNT         UNITS        AMOUNT
                                                 --------   -------------   --------   -------------   ---------   -------------
Ayco Growth
  Issuance of units                                16,989   $     116,707     37,482   $     284,537       9,475   $      88,233
  Redemptions of units                             51,423         395,578     11,851          86,599         672           5,811
                                                 --------   -------------   --------   -------------   ---------   -------------
    Net Increase (decrease)                       (34,434)  $    (278,871)    25,631   $     197,938       8,803   $      82,422
                                                 ========   =============   ========   =============   =========   =============

                                                                            YEAR ENDED DECEMBER 31,
                                                 -------------------------------------------------------------------------------
                                                           2003                       2002                       2001
                                                 ------------------------   ------------------------   -------------------------
                                                  UNITS        AMOUNT        UNITS        AMOUNT         UNITS        AMOUNT
                                                 --------   -------------   --------   -------------   ---------   -------------
Fidelity(R) VIP Contrafund(R)
  Issuance of units                               212,413   $   1,991,048    304,337   $   2,784,905     337,507   $   3,293,285
  Redemptions of units                            162,696       1,487,833    144,170       1,291,294     145,284       1,414,394
                                                 --------   -------------   --------   -------------   ---------   -------------
    Net Increase                                   49,717   $     503,215    160,167   $   1,493,611     192,223   $   1,878,891
                                                 ========   =============   ========   =============   =========   =============

                                                                            YEAR ENDED DECEMBER 31,
                                                 -------------------------------------------------------------------------------
                                                           2003                       2002                       2001
                                                 ------------------------   ------------------------   -------------------------
                                                  UNITS        AMOUNT        UNITS        AMOUNT         UNITS        AMOUNT
                                                 --------   -------------   --------   -------------   ---------   -------------
Fidelity(R) VIP Equity-Income
  Issuance of units                               216,178   $   2,075,530    268,877   $   2,664,464     328,335   $   3,585,500
  Redemptions of units                            131,664       1,249,899    145,989       1,398,229     105,039       1,108,163
                                                 --------   -------------   --------   -------------   ---------   -------------
    Net Increase                                   84,514   $     825,631    122,888   $   1,266,235     223,296   $   2,477,337
                                                 ========   =============   ========   =============   =========   =============

                                                                            YEAR ENDED DECEMBER 31,
                                                 -------------------------------------------------------------------------------
                                                           2003                       2002                       2001
                                                 ------------------------   ------------------------   -------------------------
                                                  UNITS        AMOUNT        UNITS        AMOUNT         UNITS        AMOUNT
                                                 --------   -------------   --------   -------------   ---------   -------------
Fidelity(R) VIP Growth
  Issuance of units                               264,288   $   1,823,794    394,546   $   3,111,473     359,240   $   3,489,897
  Redemptions of units                            173,427       1,214,850    249,000       1,885,759     159,261       1,544,252
                                                 --------   -------------   --------   -------------   ---------   -------------
    Net Increase                                   90,861   $     608,944    145,546   $   1,225,714     199,979   $   1,945,645
                                                 ========   =============   ========   =============   =========   =============

                                                     FOR THE PERIOD
                                                    MAY 13(a) THROUGH
                                                    DECEMBER 31, 2003
                                                 ------------------------
                                                  UNITS        AMOUNT
                                                 --------   -------------
Fidelity(R) VIP Investment Grade Bond
  Issuance of units                                22,816   $     226,137
  Redemptions of units                              3,290          32,633
                                                 --------   -------------
    Net Increase                                   19,526   $     193,504
                                                 ========   =============

----------
(a) Commencement of operations

                                                     FOR THE PERIOD
                                                    MAY 13(a) THROUGH
                                                    DECEMBER 31, 2003
                                                 ------------------------
                                                  UNITS        AMOUNT
                                                 --------   -------------
Fidelity(R) VIP Mid Cap
  Issuance of units                                 9,996   $     125,507
  Redemptions of units                                150           1,881
                                                 --------   -------------
    Net Increase                                    9,846   $     123,626
                                                 ========   =============

                                                     FOR THE PERIOD
                                                    MAY 8(a) THROUGH
                                                    DECEMBER 31, 2003
                                                 ------------------------
                                                  UNITS        AMOUNT
                                                 --------   -------------
Franklin Small Cap Value Securities
  Issuance of units                                 4,255   $      43,888
  Redemptions of units                              1,768          18,417
                                                 --------   -------------
    Net Increase                                    2,487   $      25,471
                                                 ========   =============

                                                      FOR THE PERIOD
                                                  DECEMBER 19(a) THROUGH
                                                    DECEMBER 31, 2003
                                                 ------------------------
                                                  UNITS        AMOUNT
                                                 --------   -------------
Goldman Sachs Capital Growth
  Issuance of units                                40,404   $     320,719
  Redemptions of units                                257           2,068
                                                 --------   -------------
    Net Increase                                   40,147   $     318,651
                                                 ========   =============

                                                                            YEAR ENDED DECEMBER 31,
                                                 -------------------------------------------------------------------------------
                                                           2003                       2002                       2001
                                                 ------------------------   ------------------------   -------------------------
                                                  UNITS        AMOUNT        UNITS        AMOUNT         UNITS        AMOUNT
                                                 --------   -------------   --------   -------------   ---------   -------------
MFS(R) Research Series
  Issuance of units                                63,291   $     445,391     65,836   $     498,756     153,969   $   1,538,326
  Redemptions of units                             68,178         488,338     46,080         356,213      98,616         955,912
                                                 --------   -------------   --------   -------------   ---------   -------------
    Net Increase (decrease)                        (4,887)  $     (42,947)    19,756   $     142,543      55,353   $     582,414
                                                 ========   =============   ========   =============   =========   =============

                                                                            YEAR ENDED DECEMBER 31,
                                                 -------------------------------------------------------------------------------
                                                           2003                       2002                       2001
                                                 ------------------------   ------------------------   -------------------------
                                                  UNITS        AMOUNT        UNITS        AMOUNT         UNITS        AMOUNT
                                                 --------   -------------   --------   -------------   ---------   -------------
MFS(R) Utilities Series
  Issuance of units                               102,973   $     922,544     97,418   $     838,920     204,322   $   2,642,507
  Redemptions of units                             97,357         879,407     67,036         574,492     130,900       1,718,532
                                                 --------   -------------   --------   -------------   ---------   -------------
    Net Increase                                    5,616   $      43,137     30,382   $     264,428      73,422   $     923,975
                                                 ========   =============   ========   =============   =========   =============

----------
(a) Commencement of operations

                                                                                                            FOR THE PERIOD
                                                                   YEAR ENDED DECEMBER 31,                 MAY 1(a) THROUGH
                                                 ---------------------------------------------------         DECEMBER 31,
                                                           2003                       2002                       2001
                                                 ------------------------   ------------------------   -------------------------
                                                  UNITS        AMOUNT        UNITS        AMOUNT         UNITS        AMOUNT
                                                 --------   -------------   --------   -------------   ---------   -------------
PIMCO Total Return
  Issuance of units                               440,082   $   5,113,932    698,722   $   7,597,867     185,067   $   1,907,901
  Redemptions of units                            328,356       3,832,459    222,331       2,438,814      73,701         757,734
                                                 --------   -------------   --------   -------------   ---------   -------------
    Net Increase                                  111,726   $   1,281,473    476,391   $   5,159,053     111,366   $   1,150,167
                                                 ========   =============   ========   =============   =========   =============

                                                                                 FOR THE PERIOD
                                                       YEAR ENDED              JULY 12(a) THROUGH
                                                    DECEMBER 31, 2003          DECEMBER 31, 2002
                                                 ------------------------   ------------------------
                                                  UNITS        AMOUNT        UNITS        AMOUNT
                                                 --------   -------------   --------   -------------
ProFund VP Financial Division
  Issuance of units                                18,475   $     196,198      4,317   $      41,658
  Redemptions of units                             11,178         118,096        443           4,222
                                                 --------   -------------   --------   -------------
    Net Increase                                    7,297   $      78,102      3,874   $      37,436
                                                 ========   =============   ========   =============

                                                                                 FOR THE PERIOD
                                                       YEAR ENDED              JULY 16(a) THROUGH
                                                    DECEMBER 31, 2003          DECEMBER 31, 2002
                                                 ------------------------   ------------------------
                                                  UNITS        AMOUNT        UNITS        AMOUNT
                                                 --------   -------------   --------   -------------
ProFund VP Healthcare Division
  Issuance of units                                12,159   $     145,799      1,060   $      11,526
  Redemptions of units                              8,463          97,481         50             543
                                                 --------   -------------   --------   -------------
    Net Increase                                    3,696   $      48,318      1,010   $      10,983
                                                 ========   =============   ========   =============

                                                                                 FOR THE PERIOD
                                                       YEAR ENDED              MAY 24(a) THROUGH
                                                    DECEMBER 31, 2003          DECEMBER 31, 2002
                                                 ------------------------   ------------------------
                                                  UNITS        AMOUNT        UNITS        AMOUNT
                                                 --------   -------------   --------   -------------
ProFund VP Technology Division
  Issuance of units                                18,879   $     180,862      7,724   $      68,069
  Redemptions of units                              1,669          15,227      2,520          20,145
                                                 --------   -------------   --------   -------------
    Net Increase                                   17,210   $     165,635      5,204   $      47,924
                                                 ========   =============   ========   =============

                                                                                 FOR THE PERIOD
                                                       YEAR ENDED              JULY 1(a) THROUGH
                                                    DECEMBER 31, 2003          DECEMBER 31, 2002
                                                 ------------------------   ------------------------
                                                  UNITS        AMOUNT        UNITS        AMOUNT
                                                 --------   -------------   --------   -------------
Scudder VIT Small Cap Index Division
  Issuance of units                                86,020   $     893,888     16,630   $     146,185
  Redemptions of units                             44,976         491,383        939           8,110
                                                 --------   -------------   --------   -------------
    Net Increase                                   41,044   $     402,505     15,691   $     138,075
                                                 ========   =============   ========   =============

----------
(a) Commencement of operations

                                                                                 FOR THE PERIOD
                                                       YEAR ENDED              JUNE 12(a) THROUGH
                                                    DECEMBER 31, 2003          DECEMBER 31, 2002
                                                 ------------------------   ------------------------
                                                  UNITS        AMOUNT        UNITS        AMOUNT
                                                 --------   -------------   --------   -------------
T. Rowe Price Mid-Cap Growth
  Issuance of units                                98,425   $     948,267     14,248   $     121,994
  Redemptions of units                             16,106         146,080      2,443          19,784
                                                 --------   -------------   --------   -------------
    Net Increase                                   82,319   $     802,187     11,805   $     102,210
                                                 ========   =============   ========   =============

                                                                            YEAR ENDED DECEMBER 31,
                                                 -------------------------------------------------------------------------------
                                                           2003                       2002                       2001
                                                 ------------------------   ------------------------   -------------------------
                                                  UNITS        AMOUNT        UNITS        AMOUNT         UNITS        AMOUNT
                                                 --------   -------------   --------   -------------   ---------   -------------
Templeton Foreign Securities
  Issuance of units                               273,038   $   2,396,357    254,478   $   2,358,586     162,676   $   1,773,139
  Redemptions of units                            148,450       1,304,444     78,831         750,485      38,490         425,004
                                                 --------   -------------   --------   -------------   ---------   -------------
    Net Increase                                  124,588   $   1,091,913    175,647   $   1,608,101     124,186   $   1,348,135
                                                 ========   =============   ========   =============   =========   =============

                                                                                FOR THE PERIOD
                                                       YEAR ENDED              MAY 23(a) THROUGH
                                                    DECEMBER 31, 2003          DECEMBER 31, 2002
                                                 ------------------------   ------------------------
                                                  UNITS        AMOUNT        UNITS        AMOUNT
                                                 --------   -------------   --------   -------------
Vanguard(R) VIF Mid-Cap Index Division
  Issuance of units                                89,633   $     866,967     31,232   $     256,109
  Redemptions of units                             24,148         214,308      2,920          22,101
                                                 --------   -------------   --------   -------------
    Net Increase                                   65,485   $     652,659     28,312   $     234,008
                                                 ========   =============   ========   =============

                                                                                FOR THE PERIOD
                                                       YEAR ENDED              MAY 8(a) THROUGH
                                                    DECEMBER 31, 2003          DECEMBER 31, 2002
                                                 ------------------------   ------------------------
                                                  UNITS        AMOUNT        UNITS        AMOUNT
                                                 --------   -------------   --------   -------------
Vanguard(R) VIF REIT Index Division
  Issuance of units                                99,736   $   1,062,113     70,928   $     679,874
  Redemptions of units                             47,915         484,570     22,375         208,333
                                                 --------   -------------   --------   -------------
    Net Increase                                   51,821   $     577,543     48,553   $     471,541
                                                 ========   =============   ========   =============

                                                                                FOR THE PERIOD
                                                       YEAR ENDED              MAY 23(a) THROUGH
                                                    DECEMBER 31, 2003          DECEMBER 31, 2002
                                                 ------------------------   ------------------------
                                                  UNITS        AMOUNT        UNITS        AMOUNT
                                                 --------   -------------   --------   -------------
Vanguard(R) VIF Small Company Growth Division
  Issuance of units                                90,769   $     889,811     15,707   $     126,420
  Redemptions of units                             11,282         111,425      2,275          17,385
                                                 --------   -------------   --------   -------------
    Net Increase                                   79,487   $     778,386     13,432   $     109,035
                                                 ========   =============   ========   =============

----------
(a) Commencement of operations

                                                                            YEAR ENDED DECEMBER 31,
                                                 -------------------------------------------------------------------------------
                                                           2003                       2002                       2001
                                                 ------------------------   ------------------------   -------------------------
                                                  UNITS        AMOUNT        UNITS        AMOUNT         UNITS        AMOUNT
                                                 --------   -------------   --------   -------------   ---------   -------------
J.P. Morgan Bond, Series Trust II
  Issuance of units                                19,332   $     341,610     18,053   $     290,031      17,034   $     257,337
  Redemptions of units                             71,308       1,234,635     77,083       1,238,456      11,884         182,903
                                                 --------   -------------   --------   -------------   ---------   -------------
    Net Increase (decrease)                       (51,976)  $    (893,025)   (59,030)  $    (948,425)      5,150   $      74,434
                                                 ========   =============   ========   =============   =========   =============

                                                                            YEAR ENDED DECEMBER 31,
                                                 -------------------------------------------------------------------------------
                                                           2003                       2002                       2001
                                                 ------------------------   ------------------------   -------------------------
                                                  UNITS        AMOUNT        UNITS        AMOUNT         UNITS        AMOUNT
                                                 --------   -------------   --------   -------------   ---------   -------------
J.P. Morgan U.S. Large Cap Core Equity,
  Series Trust II
  Issuance of units                                16,558   $     320,944     30,019   $     613,996      13,663   $     338,917
  Redemptions of units                            202,629       3,932,476     10,989         205,761      63,504       1,547,985
                                                 --------   -------------   --------   -------------   ---------   -------------
    Net Increase (decrease)                      (186,071)  $  (3,611,532)    19,030   $     408,235     (49,841)  $  (1,209,068)
                                                 ========   =============   ========   =============   =========   =============

                                                                            YEAR ENDED DECEMBER 31,
                                                 -------------------------------------------------------------------------------
                                                           2003                       2002                       2001
                                                 ------------------------   ------------------------   -------------------------
                                                  UNITS        AMOUNT        UNITS        AMOUNT         UNITS        AMOUNT
                                                 --------   -------------   --------   -------------   ---------   -------------
J.P. Morgan Small Company, Series Trust II
  Issuance of units                                 8,241   $     151,958     33,504   $     676,637       6,829   $     150,553
  Redemptions of units                            162,684       3,284,494     17,003         346,440       3,119          63,531
                                                 --------   -------------   --------   -------------   ---------   -------------
    Net Increase (decrease)                      (154,443)  $  (3,132,536)    16,501   $     330,197       3,710   $      87,022
                                                 ========   =============   ========   =============   =========   =============

                                                                            YEAR ENDED DECEMBER 31,
                                                 -------------------------------------------------------------------------------
                                                           2003                       2002                       2001
                                                 ------------------------   ------------------------   -------------------------
                                                  UNITS        AMOUNT        UNITS        AMOUNT         UNITS        AMOUNT
                                                 --------   -------------   --------   -------------   ---------   -------------
J.P. Morgan International Equity,
  Series Trust II
  Issuance of units                                 8,265   $      89,469     16,144   $     177,918       9,447   $     137,430
  Redemptions of units                            249,431       2,937,426     16,329         180,224      32,185         460,713
                                                 --------   -------------   --------   -------------   ---------   -------------
    Net Decrease                                 (241,166)  $  (2,847,957)      (185)  $      (2,306)    (22,738)  $    (323,283)
                                                 ========   =============   ========   =============   =========   =============

NOTE H--FINANCIAL HIGHLIGHTS

A summary of unit values and units outstanding for variable universal life contracts, investment income ratio, the expense ratios (excluding expenses for the underlying funds), and total return for the three years in the period ended December 31, 2003 follows:

                                                  AT DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
                                       -------------------------------------  ---------------------------------------------------
                                        UNITS                     NET ASSETS  INVESTMENT*
                                        (000S)   UNIT FAIR VALUE    (000S)    INCOME RATIO      EXPENSE RATIO**   TOTAL RETURN***
                                       --------  ---------------  ----------  ------------      ---------------   ---------------
JPVF Growth Division
   2003                                     375     $     10.361  $    3,890          0.00%(b)             1.00%            29.55%
   2002                                     371     $      7.998  $    2,966          0.00%(b)             1.00%           -26.27%
   2001                                     358     $     10.847  $    3,883          0.00%(b)             1.00%           -34.43%
JPVF Small Company Division
   2003                                     292     $      9.027  $    2,638          0.00%(b)             1.00%            38.93%
   2002                                     228     $      6.497  $    1,483          0.00%(b)             1.00%           -29.67%
   2001                                     155     $      9.238  $    1,432          0.00%(b)             1.00%            -8.12%
JPVF Mid-Cap Growth Division
   2003                                     124     $      8.378  $    1,040          0.00%(b)             1.00%            48.11%
   2002                                     107     $      5.657  $      608          0.00%(b)             1.00%           -32.30%
   2001                                      13     $      8.356  $      112          0.00%(b)             1.00%           -16.44%
   06/04/01                                  --     $     10.000  $       --
JPVF Strategic Growth Division
   2003                                     530     $      7.391  $    3,918          0.00%(b)             1.00%            30.69%
   2002                                     485     $      5.655  $    2,745          0.00%(b)             1.00%           -34.51%
   2001                                     430     $      8.635  $    3,714          0.00%(b)             1.00%           -35.81%
JPVF Mid-Cap Value Division
   2003                                     142     $     11.906  $    1,687          0.00%(b)             1.00%            41.72%
   2002                                     122     $      8.401  $    1,029          0.00%(b)             1.00%           -14.52%
   2001                                      38     $      9.828  $      369          0.00%(b)             1.00%             1.72%
   05/30/01                                   3     $     10.000  $       33
JPVF Capital Growth Division
   2003                                   1,148     $      7.324  $    8,411          0.00%(b)             1.00%            25.71%
   2002                                   1,154     $      5.826  $    6,725          0.00%(b)             1.00%           -31.80%
   2001                                     979     $      8.543  $    8,360          0.00%(b)             1.00%           -25.94%
JPVF Small-Cap Value Division
   2003                                     167     $     12.535  $    2,099          0.00%(b)             1.00%            34.44%
   2002                                     126     $      9.324  $    1,172          0.00%(b)             1.00%           -13.51%
   2001                                      33     $     10.780  $      354          0.00%(b)             1.00%             7.80%
   05/30/01                                   3     $     10.000  $       33
JPVF Value Division
   2003                                     324     $     10.656  $    3,453          0.89%                1.00%            26.90%
   2002                                     341     $      8.397  $    2,865          0.90%                1.00%           -22.14%
   2001                                     284     $     10.785  $    3,059          0.76%                1.00%             0.53%
JPVF International Equity Division
   2003                                     317     $      7.596  $    2,409          1.19%                1.00%            30.07%
   2002                                     274     $      5.840  $    1,598          0.00%(b)             1.00%           -23.56%
   2001                                     211     $      7.640  $    1,615          0.00%(b)             1.00%           -23.75%
JPVF S&P 500 Index Division
   2003                                   2,163     $      8.796  $   19,026          1.18%                1.00%            27.02%
   2002                                   1,767     $      6.925  $   12,235          1.04%                1.00%           -23.11%
   2001                                   1,312     $      9.006  $   11,812          0.63%                1.00%           -13.06%

----------
(a)  Annualized

(b)  No income dividend during the period

                                                  AT DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
                                       -------------------------------------  ---------------------------------------------------
                                        UNITS                     NET ASSETS  INVESTMENT*
                                        (000S)   UNIT FAIR VALUE    (000S)    INCOME RATIO      EXPENSE RATIO**   TOTAL RETURN***
                                       --------  ---------------  ----------  ------------      ---------------   ---------------
JPVF World Growth Stock Division
   2003                                     153     $     12.984  $    1,984          1.79%                1.00%            32.76%
   2002                                     135     $      9.780  $    1,322          1.12%                1.00%           -17.50%
   2001                                      95     $     11.855  $    1,130          1.30%                1.00%            -7.35%
JPVF High Yield Bond Division
   2003                                     125     $     10.937  $    1,368          5.94%                1.00%            18.33%
   2002                                      97     $      9.243  $      895          0.04%                1.00%             1.10%
   2001                                      62     $      9.142  $      568          9.85%                1.00%             2.40%
JPVF Balanced Division
   2003                                     326     $     11.991  $    3,904          2.22%                1.00%            12.90%
   2002                                     267     $     10.621  $    2,836          2.44%                1.00%            -7.29%
   2001                                     157     $     11.456  $    1,801          2.23%                1.00%            -5.25%
JPVF Money Market Division
   2003                                     584     $     11.007  $    6,428          1.21%                1.00%            -0.41%
   2002                                     656     $     11.052  $    7,246          2.17%                1.00%             0.22%
   2001                                     520     $     11.028  $    5,731          2.69%                1.00%             2.73%
American Century VP International
  Division
   2003                                      62     $      9.035  $      564          0.52%                1.00%            23.27%
   2002                                      21     $      7.330  $      151          0.63%                1.00%           -21.16%
   2001                                       8     $      9.297  $       75          0.00%(b)             1.00%            -7.03%
   08/09/01                                  --     $     10.000  $       --
American Century VP Value Division
   2003                                      22     $     10.981  $      240          0.81%                1.00%            27.53%
   2002                                      15     $      8.611  $      127          0.00%(b)             1.00%           -13.89%
   05/08/02                                  --     $     10.000  $        1
American Funds Growth Division
   2003                                      78     $     12.285  $      959          0.31%(a)             1.00%            22.85%
   05/05/03                                   3     $     10.000  $       28
American Funds Growth-Income Division
   2003                                      69     $     11.917  $      817          2.88%(a)             1.00%            19.17%
   05/27/03                                  --     $     10.000  $        3
Fidelity(R) VIP Contrafund(R) Division
   2003                                     670     $     10.856  $    7,277          0.45%                1.00%            27.19%
   2002                                     621     $      8.535  $    5,298          0.72%                1.00%           -10.25%
   2001                                     461     $      9.510  $    4,379          0.65%                1.00%           -13.13%
Fidelity(R) VIP Equity-Income Division
   2003                                     553     $     11.475  $    6,346          1.60%                1.00%            29.03%
   2002                                     469     $      8.893  $    4,167          1.52%                1.00%           -17.77%
   2001                                     346     $     10.815  $    3,739          0.99%                1.00%            -5.91%
Fidelity(R) VIP Growth Division
   2003                                     773     $      8.401  $    6,495          0.24%                1.00%            31.53%
   2002                                     682     $      6.387  $    4,358          0.22%                1.00%           -30.80%
   2001                                     537     $      9.230  $    4,954          0.07%                1.00%           -18.47%
Fidelity(R) VIP Investment Grade Bond
   Division
   2003                                      20     $     10.063  $      196          0.00%(b)             1.00%             0.63%
   05/13/03                                  --     $     10.000  $        1

----------
(a)  Annualized

(b)  No income dividend during the period

                                                  AT DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
                                       -------------------------------------  ---------------------------------------------------
                                        UNITS                     NET ASSETS  INVESTMENT*
                                        (000S)   UNIT FAIR VALUE    (000S)    INCOME RATIO      EXPENSE RATIO**   TOTAL RETURN***
                                       --------  ---------------  ----------  ------------      ---------------   ---------------
Fidelity(R) VIP Mid Cap Division
   2003                                      10     $     13.419  $      132          0.00%(b)             1.00%            34.19%
   05/13/03                                  --     $     10.000  $        1
Franklin Small Cap Value Securities
   Division
   2003                                       2     $     11.910  $       30          0.27%(a)             1.00%            19.10%
   05/08/03                                   2     $     10.000  $       19
Goldman Sachs Capital Growth Division
   2003                                      40     $      8.115  $      326          0.00%(b)             1.00%             2.20%
   12/19/2003****                            39     $      7.940  $      307
MFS(R) Research Series Division
   2003                                     177     $      8.187  $    1,449          0.70%                1.00%            23.47%
   2002                                     182     $      6.631  $    1,206          0.26%                1.00%           -25.28%
   2001                                     162     $      8.875  $    1,439          0.01%                1.00%           -22.04%
MFS(R) Utilities Series Division
   2003                                     183     $     11.023  $    2,015          2.42%                1.00%            34.54%
   2002                                     177     $      8.193  $    1,452          2.47%                1.00%           -23.52%
   2001                                     147     $     10.713  $    1,573          3.03%                1.00%           -24.97%
PIMCO Total Return Division
   2003                                     699     $     11.858  $    8,294          2.86%                1.00%             4.00%
   2002                                     588     $     11.402  $    6,701          4.03%                1.00%             8.00%
   2001                                     111     $     10.557  $    1,176          4.32%(a)             1.00%             5.57%
   05/01/01                                   3     $     10.000  $       28
ProFund VP Financial Division
   2003                                      11     $     12.116  $      135          0.23%                1.00%            27.70%
   2002                                       4     $      9.488  $       37          0.00%(b)             1.00%            -5.12%
   07/12/02                                  --     $     10.000  $        3
ProFund VP Healthcare Division
   2003                                       5     $     12.475  $       59          0.00%(b)             1.00%            16.26%
   2002                                       1     $     10.730  $       11          0.00%(b)             1.00%             7.30%
   07/16/02                                  --     $     10.000  $        1
ProFund VP Technology Division
   2003                                      22     $     10.678  $      239          0.00%(b)             1.00%            44.52%
   2002                                       5     $      7.389  $       38          0.00%(b)             1.00%           -26.11%
   05/24/02                                   2     $     10.000  $       25
Scudder VIT Small Cap Index Division
   2003                                      57     $     12.388  $      703          0.38%                1.00%            44.60%
   2002                                      16     $      8.567  $      134          2.51%(a)             1.00%           -14.33%
   07/01/02                                   4     $     10.000  $       41
T. Rowe Price Mid-Cap Growth Division
   2003                                      94     $     11.546  $    1,087          0.00%(b)             1.00%            36.72%
   2002                                      12     $      8.445  $      100          0.00%(b)             1.00%           -15.55%
   06/12/02                                  --     $     10.000  $        2
Templeton Foreign Securities Division
   2003                                     550     $     10.802  $    5,941          1.79%                1.00%            30.90%
   2002                                     425     $      8.252  $    3,510          1.55%                1.00%           -19.37%
   2001                                     250     $     10.235  $    2,556          2.95%                1.00%           -16.84%

----------
(a)  Annualized

(b)  No income dividend during the period

                                                  AT DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
                                       -------------------------------------  ---------------------------------------------------
                                        UNITS                     NET ASSETS  INVESTMENT*
                                        (000S)   UNIT FAIR VALUE    (000S)    INCOME RATIO      EXPENSE RATIO**   TOTAL RETURN***
                                       --------  ---------------  ----------  ------------      ---------------   ---------------
Vanguard(R) VIF Mid-Cap Index Division
   2003                                      94     $     10.577  $      992          0.64%                1.00%            32.72%
   2002                                      28     $      7.969  $      226          0.00%(b)             1.00%           -20.31%
   05/23/02                                  --     $     10.000  $        2
Vanguard(R) VIF REIT Index Division
   2003                                     100     $     12.685  $    1,273          7.04%                1.00%            34.14%
   2002                                      49     $      9.457  $      459          0.00%(b)             1.00%            -5.43%
   05/08/02                                   2     $     10.000  $       15
Vanguard(R) VIF Small Company Growth
   Division
   2003                                      93     $     10.858  $    1,009          0.01%                1.00%            39.67%
   2002                                      13     $      7.774  $      104          0.00%(b)             1.00%           -22.26%
   05/23/02                                  --     $     10.000  $        3
J.P. Morgan Bond, Series Trust II
   Division
   2003                                     370     $     17.559  $    6,501          3.03%                0.65%             3.04%
   2002                                     422     $     17.041  $    7,195          0.71%                0.65%             8.10%
   2001                                     481     $     15.764  $    7,586          6.03%                0.65%             6.23%
J.P. Morgan U.S. Large Cap Core
   Equity, Series Trust II Division
   2003                                     277     $     21.606  $    5,993          0.76%                0.65%            27.30%
   2002                                     463     $     16.972  $    7,866          0.05%                0.65%           -25.11%
   2001                                     444     $     22.663  $   10,072          0.48%                0.65%           -12.48%
J.P. Morgan Small Company, Series
   Trust II Division
   2003                                     141     $     22.173  $    3,128          0.00%(b)             0.65%            35.09%
   2002                                     296     $     16.413  $    4,850          0.20%                0.65%           -22.16%
   2001                                     279     $     21.085  $    5,883          0.04%                0.65%            -8.63%
J.P. Morgan International Equity,
   Series Trust II Division
   2003                                     293     $     13.334  $    3,902          0.86%                0.65%            31.59%
   2002                                     534     $     10.133  $    5,409          0.46%                0.65%           -18.84%
   2001                                     534     $     12.485  $    6,667          0.96%                0.65%           -19.67%

----------
* These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts through reduction in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.

** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The unit value at commencement date is $10.00.

**** Effective December 18, 2003, the Ayco Growth Fund was reorganized with and on December 19, 2003 was merged into the Goldman Sachs Capital Growth Fund, a series of Goldman Sachs Variable Insurance Trust. The Goldman Sachs Capital Growth Fund's unit value was $7.940 at the time of the merger.

(a)  Annualized

(b)  No income dividend during the period

                                   PART C
                             OTHER INFORMATION
Item 27. EXHIBITS

     (a) Resolution of Board of Directors of Chubb Life Insurance Company of America, adopted at a meeting held on August 4, 1993.Fn1

     (b) Not applicable.

     (c) (i) Form of Distribution Agreement among Chubb Life Insurance Company of America, Chubb Separate Account C, and Chubb Securities Corporation.Fn1

         (ii)  Specimen Selling Agreement.Fn2

         (iii) Specimen District Manager Agreement.Fn1

         (iv)  Specimen Registered Representative's Agreement.Fn1

         (v)   Schedule of Commissions.Fn9

     (d) (i)   Specimen Policy.Fn8

         (ii)  Specimen Riders.Fn2

               (a) Specimen Death Benefit Maintenance Rider Fn11

               (b) Specimen Joint and Last Survivor Supplemental Coverage
                   Rider Fn11

               (c) Specimen Joint Survivor Guaranteed Death Benefit Rider Fn11

               (d) Specimen Joint and Last Survivor Temporary Term Insurance
                   Rider Fn11

               (e) Specimen Joint and Last Survivor Policy Exchange Option Fn11

               (f) Specimen Joint and Last Survivor Automatic Increase Rider
                   Fn11

               (g) Specimen Specified Insured Term Rider Fn11

     (e) Specimen Application.Fn9

     (f) (i) Amended and Restated Articles of Incorporation and Redomestication of Jefferson Pilot Financial Insurance Company.Fn3

     (f) (ii) By-Laws of Jefferson Pilot Financial Insurance Company.Fn3

     (g) Reinsurance Contracts.Fn9

     (h) Participation Agreements.
         (i) Fund Distribution Agreement between Jefferson Pilot Variable Fund, Inc. and Jefferson Pilot Variable Corporation.Fn4

         (ii) (a) Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Investment Services, Inc., Jefferson Pilot Financial Insurance Company, and Jefferson Pilot LifeAmerica Insurance Company.Fn9

         (ii) (b) Administrative Services Agreement dated May 1, 2002 among Jefferson Pilot Financial Insurance Company, Jefferson Pilot LifeAmerica Insurance Company, and T. Rowe Price Associates, Inc.Fn9

         (iii) Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation, and Jefferson Pilot Financial Insurance Company.Fn9

          (iv) Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Jefferson Pilot Financial Insurance Company, and Jefferson Pilot LifeAmerica Insurance Company.Fn10

          (v) (a) Participation Agreement among Variable Insurance Product Fund, Fidelity Distributors Corporation, and Chubb Life Insurance Company of America.Fn3

                 (b) Addendum to the Participation Agreement.Fn3

                 (c) Addendum to the Participation Agreement.Fn3

          (vi) (a) Participation Agreement among Variable Insurance Product Fund II, Fidelity Distributors Corporation, and Chubb Life Insurance Company of America.Fn3

                 (b) Addendum to the Participation Agreement.Fn3

                 (c) Addendum to the Participation Agreement.Fn3

          (vii) (a) Participation Agreement by and amount Ayco Series Trust, Mercer Allied Company, L.P., and Jefferson Pilot Financial Insurance Company.Fn6

                 (b) Administrative Services Agreement by and among Ayco Series Trust, the Ayco Company, L.P, and Jefferson Pilot Financial Insurance Company.Fn6

          (viii) Shareholder Services Agreement by and between Jefferson Pilot Financial Insurance Company, Jefferson Pilot LifeAmerica Insurance Company, and American Century Investment Services, Inc.Fn6

          (ix) Participation Agreement between MFS Variable Insurance Trust, Chubb Life Insurance Company of America, and Massachusetts Financial Services Company.Fn5

          (x) Fund Participation Agreement by and among Deutsche Asset Management VIT Funds, Deutsche Asset Management, Inc., Jefferson Pilot Financial Insurance Company, and Jefferson Pilot LifeAmerica Insurance Company.Fn9

          (xi) (a) Participation Agreement between Jefferson Pilot Financial Insurance Company and Jefferson Pilot LifeAmerica Insurance Company, PIMCO Variable Insurance Trust, and PIMCO Funds Distributors LLC.Fn6

               (b) Pimco Variable Insurance Trust Services Agreement.Fn9

          (xii) Participation Agreement among Jefferson Pilot Financial Insurance Company, ProFunds, and ProFund Advisors, LLC.Fn9

          (xiii) (a) Business agreement by and among Jefferson Pilot Financial Insurance Company, Jefferson Pilot Variable Corporation, American Funds Distributors, Inc., and Capital Research and Management Company.Fn9

                 (b) Fund Participation Agreement among Jefferson Pilot Financial Insurance Company, American Funds Insurance Series, and Capital Research and Management Company.Fn9

     (i) Not Applicable.

     (j) Not Applicable.

     (k) Legal Opinion. Fn11

     (l) Actuarial opinion and consent Fn11

     (m) Sample calculation of items illustrated.Fn8

     (n) Consent of Independent Auditors. (Filed herewith)

     (o) Not Applicable.

     (p) Not Applicable.

     (q) Procedures Memorandum pursuant to Rule 6e-3(T)(6)(12)(iii).Fn7

---------------------
1. Incorporated by reference to Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form S-6 dated February 28, 1996 (File No. 33-72830).

2. Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form S-6 dated December 1, 1998 (File No. 333-01781).

3. Incorporated by reference to Registration Statement on Form N-4 of the JPF Variable Annuity Separate Account II, filed August 1, 2000 (File No. 333-42742).

4. Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement on Form N-1A of Jefferson Pilot Variable Fund, Inc., dated March 2, 1998 (File No. 2-94479).

5. Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 of JPF Separate Account A, filed April 19, 2000 (File No. 333-93367).

6. Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 of the JPF Variable Annuity Separate Account, dated April 22, 2002 (File No. 333-94539).

7. Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form S-6 of JPF Separate Account A, filed April 18, 2001 (File No. 333-93367).

8. Incorporated by reference to Post-Effective Amendment No. 8 on Form N-6 to Registrant's Registration Statement on Form S-6 filed February 27, 2003 (File No. 033-01781).

9. Incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 to Registrant's Registration Statement on Form S-6, filed April 24, 2003 (File No. 333-93367).

10. Incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 to Registration Statement on Form S-6 filed on April 28, 2003 (File No. 333-44228).

11. Incorporated by reference to Post-Effective Amendment No. 9 on Form N-6 to Registration Statement on Form S-6 filed on April 28, 2003 (File No. 333-01781).

Item 28. DIRECTORS AND OFFICERS
         JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
--------------------------------------------------------------------------------

NAME AND PRINCIPAL                 POSITION AND OFFICES
BUSINESS ADDRESS                   WITH DEPOSITOR
-------------------------------------------------------------------------------------------------------------------
Robert D. Bates                     Director, Executive Vice President
8801 Indian Hills Drive
Omaha, Nebraska 68114

Dennis R. Glass                     President and Chief Executive Officer

Hoyt J. Phillips                    Director, Senior Vice President

Charles C. Cornelio                 Executive Vice President

John C. Ingram                      Executive Vice President

Theresa M. Stone                    Executive Vice President, Chief Financial Officer

Reggie D. Adamson                   Senior Vice President

Ronald R. Angarella                 Senior Vice President
One Granite Place
Concord, NH 03301

Richard T. Stange                   Senior Vice President, General Counsel

Michael Burns                       Vice President

Wendalyn J. Chase                   Vice President
One Granite Place
Concord, NH 03301

Dean F. Chatlain                    Vice President

Patricia B. Creedon                 Vice President
One Granite Place
Concord, NH 03301

Patrick A. Lang                     Vice President
One Granite Place
Concord, NH 03301

Robert A. Reed                      Vice President, Secretary

Russell C. Simpson                  Vice President and Treasurer

Francis A. Sutherland, Jr.          Vice President

John A. Weston                      Vice President
One Granite Place
Concord, NH 03301

Except as otherwise noted, the principal business address for each officer and director listed is 100 N. Greene Street, Greensboro, North Carolina 27401.

Item 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT
         See Annual Report on Form 10-K of Jefferson-Pilot Corporation, File No. 1-5955, filed March 27, 2003.

Item 30. INDEMNIFICATION

         The following provisions regarding the indemnification of underwriters and affiliated persons of Registrant are applicable:

         Section 21-2004 of the Nebraska Business Corporation Act, in general, allows a corporation to indemnify any director, officer, employee or agent of the corporation for amounts paid in settlement actually and reasonably incurred by him or her in connection with an action, suit or proceeding, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. In a case of a derivative action, no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the corporation, unless a court in which the action was brought shall determine that such person is fairly and reasonably entitled to indemnify for such expenses which the Court shall deem proper.

         Article 6 of the Amended and Restated Charter of Jefferson Pilot Financial Insurance Company states: "The Corporation shall have the power to indemnity its directors to the fullest extent permitted by law."

         Under the terms of the Underwriting Agreement, Depositor agrees to indemnify the distributor for any liability that the latter may incur to a Policyowner or party-in-interest under a Policy (a) arising out of any act or omission in the course of or in connection with rendering services under such Agreement, or (b) arising out of the purchase, retention or surrender of a Policy; provided that the Depositor will not indemnify the Distributor for any such liability that results from the latter's willful misfeasance, bad faith or gross negligence, or from the reckless disregard by the latter of its duties and obligations under the Underwriting Agreement.

         The By-laws of the Distributor, Jefferson Pilot Variable Corporation, provide that the corporation will indemnify a director, officer, employee or agent of the corporation to the full extent of North Carolina law.

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers, or controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Company will, unless, in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. PRINCIPAL UNDERWRITERS

         Jefferson Pilot Variable Corporation ("JPVC") serves as principal underwriter and distributor of the Policies. JPVC is a wholly-owned subsidiary of Jefferson-Pilot Corporation. JPVC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of the National Association of Securities Dealers, Inc.

         Jefferson Pilot Financial Insurance Company does not pay JPVC any commission or other compensation.

         JPVC also serves as distributor for the JPF Separate Account C, Jefferson Pilot Variable Annuity Separate Account and Jefferson Pilot Variable Annuity Separate Account II, all of which are separate accounts of Jefferson Pilot Financial Insurance Company.

         JPVC serves as the distributor for JPF Separate Account B and JPF Separate Account D, which are separate accounts of Jefferson Pilot LifeAmerica Insurance Company, a subsidiary of Jefferson Pilot Financial Insurance Company.

         JPVC also serves as principal underwriter for Jefferson Pilot Variable Fund Inc.

         Following are the officers and directors of JPVC. The principal business address of each of the officers and directors listed below is One Granite Place, Post Office Box 515, Concord, New Hampshire 03301.

OFFICERS

David K. Booth                      President
W. Thomas Boulter                   Vice President and Chief Compliance Officer
John A. Weston                      Treasurer and Chief Financial Officer
Frederick C. Tedeschi               Secretary
Lisa S. Clifford                    Assistant Vice President, Compliance
Donna M. Wilbur                     Assistant Treasurer


DIRECTORS

Ronald R. Angarella
Charles C. Cornelio
Carol R. Hardiman


Item 32. LOCATION OF ACCOUNTS AND RECORDS

         The Depositor, Jefferson Pilot Financial Insurance Company and the principal Underwriter, Jefferson Pilot Variable Corporation, are located at One Granite Place, Concord, New Hampshire 03301.

         Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.


Item 33. MANAGEMENT SERVICES

         None.


Item 34. REPRESENTATION OF REASONABLENESS OF FEES AND CHARGES

         Jefferson Pilot Financial Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Jefferson Pilot Financial Insurance Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, JPF Separate Account C, certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in Concord, New Hampshire on the 27th day of April, 2004.


(SEAL)                               JPF SEPARATE ACCOUNT C
                                       (Registrant)
                                     By: JEFFERSON PILOT FINANCIAL INSURANCE
                                         COMPANY OF AMERICA (Depositor)
                                     By:  /s/ Russell C. Simpson
                                     -------------------------------------------
                                              Russell C. Simpson


                                     Title:   Treasurer
                                     -------------------------------------------

                                     JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                                     (Depositor)

                                     By:  /s/ Charles C. Cornelio
                                          --------------------------------------
                                              Charles C. Cornelio

                                     Title: Executive Vice President
                                            ------------------------------------

ATTEST:

/s/ Ronald R. Angarella
--------------------------------
Ronald R. Angarella
Senior Vice President

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


SIGNATURES                            TITLE                      DATE
----------                            -----                      ----
/s/ Dennis R. Glass                   President and Chief        April 27, 2004
-----------------------------------   Executive Officer
    Dennis R. Glass

/s/ Reggie Adamson                    Senior Vice President      April 27, 2004
-----------------------------------   and Chief Accounting
    Reggie Adamson                    Officer

/s/ Robert D. Bates                   Director; Executive        April 27, 2004
-----------------------------------   Vice President
    Robert D. Bates

/s/ Hoyt J. Phillips                  Director; Senior           April 27, 2004
-----------------------------------   Vice President
    Hoyt J. Phillips

/s/ Theresa M. Stone                  Executive Vice President   April 27, 2004
-----------------------------------   and Chief Financial
    Theresa M. Stone                  Officer

                                  EXHIBIT INDEX


n.     Consent of Independent Auditors.